Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay California Tax Free Fund Highlights                                   5

$10,000 Invested in the MainStay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification of Holdings--Top 5                                             9

Quality Breakdown                                                             10

Returns & Lipper Rankings                                                     13

Portfolio of Investments                                                      14

Financial Statements                                                          16

Notes to Financial Statements                                                 20

Report of Independent Accountants                                             25

The MainStay Funds                                                            26

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more

----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998


----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay California Tax Free Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay California Tax Free Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions, making certain fundamental investment restrictions nonfundamental, and eliminating or revising fundamental restrictions pertaining to borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay California Tax Free Fund is presented below.

PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                    For     Authority Withheld   Result
                             ----------------                                 ---------  ------------------   ------
Edward J. Hogan...........................................................    1,142,723       84,062          Passed
Nancy Maginnes Kissinger..................................................    1,142,723       84,062          Passed
Donald E. Nickelson.......................................................    1,142,723       84,062          Passed
Richard S. Trutanic.......................................................    1,142,723       84,062          Passed
Harry G. Hohn.............................................................    1,142,723       84,062          Passed
Terry L. Lierman..........................................................    1,142,723       84,062          Passed
Donald K. Ross............................................................    1,142,723       84,062          Passed
Walter W. Ubl.............................................................    1,142,723       84,062          Passed
Alice T. Kane.............................................................    1,142,723       84,062          Passed
John B. McGuckian.........................................................    1,142,723       84,062          Passed
Stephen C. Roussin........................................................    1,142,723       84,062          Passed

PROPOSAL 2--Approval of Management Agreement
For - 1,135,969.02   Against - 36,150.40   Abstain - 54,661.48   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay
Shields Financial Corporation
For - 1,125,178.13   Against - 33,715.37   Abstain - 67,889.99   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 295,656.71     Against - 15,356.61   Abstain - 30,113.19   Broker Non-Vote - 0.00        Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 1,076,239.43   Against - 37,253.88   Abstain - 95,085.49   Broker Non-Vote - 18,206.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                  For          Against       Result
                          ----------------------                              ------------    ---------      ------
A1--Asset Pledges, Mortgages, Hypothecation...............................    1,076,239.43    37,253.88      Passed
A2--Oil, Gas, or Mineral Lease Interests..................................    1,076,239.43    37,253.88      Passed
A3--Real Estate Limited Partnership Interests.............................    1,076,239.43    37,253.88      Passed
B1--Illiquid Securities and Resale under Rule 144A........................    1,076,239.43    37,253.88      Passed
B4--Short Sales and Margin Transactions...................................    1,076,239.43    37,253.88      Passed
B5--Purchases to Exercise Control or Management...........................    1,076,239.43    37,253.88      Passed
B6--Securities of Other Investment Companies..............................    1,076,239.43    37,253.88      Passed
C2--Borrowing Money.......................................................    1,076,239.43    37,253.88      Passed
C3--Industry Concentration................................................    1,076,239.43    37,253.88      Passed
C4--Issuing Senior Securities.............................................    1,076,239.43    37,253.88      Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent
Certified Public Accountants of the Trust
For - 1,174,082.22   Against - 6,526.69    Abstain - 46,173.29   Result - Passed

MainStay California Tax Free Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================
[ ]  In 1997, the municipal markets experienced their best year since 1993.

[ ] After interest rates rose at the end of March, low inflation caused yields to decline throughout the rest of the year.

[ ] California continued to benefit from economic diversification and reduced reliance on defense and real estate.

[ ] Turmoil in Southeast Asian markets caused a flight to quality, which boosted Treasury and municipal bond performance, but may negatively impact California companies that are closely tied to Asian markets.

[ ] There were no political or economic upsets in the California municipal market during the year.
================================================================================


--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================
[ ] One-year total returns of 7.90% and 7.63% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/97.

[ ] High-coupon, short-call bonds helped boost income but detracted from total return in a declining rate environment.

[ ] Having a slightly longer-than-neutral duration in late March had a negative impact on performance, while lengthening duration through the second half of 1997 helped the Fund capture much of its total return for the year.

[ ] Both share classes underperformed the average Lipper* California municipal debt fund, which returned 9.15% for the year.
================================================================================

----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
California Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation


CLASS A SHARES   SEC Returns: 1-Year 3.04%, 5-Year 5.64%, since inception 6.11%

                    MainStay
                   California              Lehman Brothers
Year                Tax Free                Muncipal Bond
End                   Fund                      Index*               Inflation+
-------------------------------------------------------------------------------
10/1/91             $ 9,550                    $10,000                $10,000
12/91               $ 9,748                    $10,335                $10,051
12/92               $10,516                    $11,247                $10,349
12/93               $11,852                    $12,628                $10,632
12/94               $11,273                    $11,975                $10,908
12/95               $12,984                    $14,066                $11,192
12/96               $13,430                    $14,689                $11,563
12/97                                                                 $11,758

[GRAPHIC] MainStay California Tax Free Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+


CLASS B SHARES   SEC Returns: 1-Year 2.63%, 5-Year 6.14%, since inception 6.75%

                    MainStay
                   California              Lehman Brothers
Year                Tax Free                Muncipal Bond
End                   Fund                      Index*               Inflation+
-------------------------------------------------------------------------------
10/1/91             $10,000                    $10,000                $10,000
12/91               $10,207                    $10,335                $10,051
12/92               $11,011                    $11,247                $10,349
12/93               $12,410                    $12,628                $10,632
12/94               $11,804                    $11,975                $10,908
12/95               $13,564                    $14,066                $11,192
12/96               $13,984                    $14,689                $11,563
12/97               $15,050                    $16,038                $11,758

[GRAPHIC] MainStay California Tax Free Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+

----------
     The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of California Tax Free Fund Team

CALIFORNIA TAX FREE FUND TEAM

James Flood and Ravi Akhoury


Domestic bond markets, including municipal bonds, benefited from positive interest rate changes over the course of 1997. Although the Federal Reserve Board moved to raise interest rates 25 basis points at the end of March, continued low inflation helped bring bond yields lower throughout the remainder of the year. The resulting increase in bond prices made 1997 the best year for California municipal bonds since 1993.

Although stock market gains drew money away from the municipal market through the first half of the year, problems in Asian markets during the second half of 1997 caused just the reverse. As the Asian turmoil progressed, investors began to reevaluate the risk parameters of their portfolios and look for high-quality alternatives to equity investments. This flight to quality increased demand for fixed-income securities, pushing prices even higher.

As yields declined, yield spreads narrowed, increasing the difficulty of enhancing yields through maturity plays. Housing issues became less desirable as yields declined and prepayment risk increased.

With more than 50% of the municipal market now in AAA-rated or insured credits, competition for yield-enhancing securities has greatly increased.

In the state of California, there were no political upsets or issuer problems that adversely affected the municipal market. The state's economy continued to benefit from greater diversification across several industries and less dependence on defense and real estate. Major metropolitan areas in the state continued to see a thriving business environment, although problems in Asian markets could hurt California businesses that depend on the output and profitability of Southeast Asian companies.

Given this context, how did the MainStay California Tax Free Fund do in 1997?

For the year ended 12/31/97, the MainStay California Tax Free Fund returned 7.90% and 7.63% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper* California municipal debt fund, which returned 9.15% for the year.


[GRAPHIC]

Basis Point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.


Yield spread
------------

The difference in yield between securities in different market sectors, such as Treasury securities and municipal bonds--or between different securities in a single sector, such as municipal bonds with different credit ratings.


Insured credits
---------------

Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

Duration
--------

A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Total return
------------

The performance of an investment with all income and capital gains reinvested.


YEAR-BY-YEAR PERFORMANCE

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS A SHARES

                                               Total
Year                                           Return
End                                              %
-----------------------------------------------------
12/91                                           2.07
12/92                                           7.88
12/93                                          12.71
12/94                                          (4.88)
12/95                                          15.18
12/96                                           3.44
12/97                                           7.90

See footnote * on page 13 for more information on performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS B SHARES

                                               Total
Year                                           Return
End                                              %
-----------------------------------------------------
12/91                                           2.07
12/92                                           7.88
12/93                                          12.71
12/94                                          (4.88)
12/95                                          14.91
12/96                                           3.10
12/97                                           7.63

Returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94. See footnote * on page 13 for more information on performance.


What were the major contributors to the Fund's performance during the year?

Duration is the most important factor in municipal bond management. Believing that inflation would remain low and economic growth modest, we lengthened the duration of the Fund around the time that the Federal Reserve Board moved to raise interest rates, which negatively impacted the Fund in the first half of the year. We quickly retreated to a neutral position, but began to lengthen the Fund's duration again as our previous assessment began to be fulfilled in the second half of the year. As yields declined, we continued to lengthen the Fund's duration in November and December, which helped the Fund capture most of its total return for the year. Zero-coupon bonds and bonds with

DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                             Percent
                                             -------
Electric Utility                               15.1%
Water Utility                                  11.8%
Special Tax                                    12.1%
Education                                      17.2%
Hospital/Nursing Home                          11.8%
All Other                                      32.0%

Actual percentages will vary over time.


5.00% coupons or less were among the Fund's longest-duration securities and did very well.

Were there other factors that influenced performance?

Obviously, the larger economic picture had a major impact on the Fund and California municipal bonds in general. The troubles in Asian markets benefited the Fund by increasing demand for high-quality securities and helped to quell any inflation concerns that may have been brewing. Since the full impact of the Asian turmoil hasn't yet been seen, it may have more positive effects in the municipal market in the future as inflation continues to slow in the months ahead. While a number of California industries may be negatively impacted, a continued decline in interest rates may make capital more accessible and provide a cushion for companies with close Asian ties.

How did supply and demand affect the portfolio?

Supply and demand dynamics varied with market conditions. With the possible exception of March and April, demand for equities was drawing money away from municipal bonds in the first half of 1997, which had a negative impact on performance. In the second half of the year, investors became increasingly serious about risk and decided to pursue higher-quality bond investments, which had a positive impact on demand and on the Fund. With a very limited supply of BBB-rated municipal bonds, spreads between AAA and BBB bonds tend to be tighter in California than elsewhere in the country. In the fourth quarter, new issuance increased across the quality spectrum as more municipalities came to market hoping to take advantage of lower rates.

Were you pursuing high quality in the Fund's investments throughout the year?

The overall quality rating of the Fund's investment portfolio remains AA, which is high. But the Fund seeks a high level of tax-free income for residents of California. Since the highest-rated securities offer the lowest yields, we need to take a balanced approach to risk and return within the Fund's prospectus guidelines.


[GRAPHIC]

Supply and demand
-----------------

In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

[GRAPHIC]


At year end, roughly 48% of the Fund's assets were invested in AAA-rated bonds, 23% were in AA-rated bonds, 18% were in bonds rated A, 6% were in bonds rated BBB, and 5% were in bonds rated BB. As you can see from this mix, we have placed less emphasis on single-A bonds. There are a couple of reasons for this. First, with the increased issuance of insured bonds, over half the municipal securities available in California are now rated AAA or insured credits. So there's less available in the single-A category. More importantly, we need to assess whether the increase in yield offered in these categories justifies the increase in risk. With increasingly narrow spreads, and few single-A and BBB credits to choose from, we have placed our emphasis where we believe both risk and return characteristics will benefit shareholders the most.

Are there many attractive issues in the BBB category?

Unfortunately, no. And we're not the only Fund managers that are competing for yield. The result has been increasing competition for lower-rated securities with yield advantages, which has caused the opportunities to become fewer and spreads to become so tight that we need to carefully evaluate both opportunity and cost before we invest. Some managers find yield opportunities among below investment-grade municipals, but the MainStay California Tax Free Fund may not invest in these securities. BBB-rated hospital issues had a positive impact on the Fund's investment portfolio and they continue to be among the Fund's more productive securities.

Besides concentrating on higher-quality securities, what else did you do to protect investors against risk?

The Fund used broad diversification by geographic location and types of municipal securities to help reduce the impact of an upset in any one location or market sector. At year end 1997, the Fund was invested from San Diego, Escondido, Santa Cruz, and Sacramento, to Los Angeles, San Francisco, and South Tahoe. In addition, the Fund's sector diversification included everything from schools, power, and toll roads to hospitals, water, transportation, pollution control, and community development bonds.


QUALITY BREAKDOWN AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                            48.5%
AA                                             22.7%
A                                              17.9%
BBB                                             6.0%
BB                                              5.0%
Cash, Equivalents & Other Assets,
less Liabilities                               (0.1%)

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

Were there other ways the Fund was diversified?

Yes, the Fund bought a variety of coupons and maturities to help reduce the likelihood of a major impact if a certain coupon or maturity went out of favor.

What were some of the Fund's most significant purchases in 1997?

We bought a wide variety of securities for the Fund during the year, each contributing proportionately to the overall performance of the Fund.

In April, we bought California Educational Facility 6.30% bonds due 2021 for the Fund. This was an attractive BBB-rated credit that was well priced when we bought it and a solid performer for the Fund. In July, the Fund purchased Los Angeles Unified California School District 5.00% bonds due 2021 for their long duration, and they proved to be among the Fund's best performers. In November, the Fund bought some Metropolitan Water District bonds with the same coupon that were also strong. And in October, the Fund bought Statewide Communities Development Authority Revenue St. Joseph Health Systems Group 5 1/8% bonds due 2017, which also benefited from their long duration.

Which securities did you sell during the year?

In September, the Fund sold Southern California Public Power 4 7/8% bonds of 2020, which were long-duration issues. The sale negatively impacted the portfolio when long-duration bonds continued to outperform later in the year. The Fund also sold some Foothill Toll Road Revenue zero-coupon bonds due 2024 in July. Although these, too, were long-duration bonds, we found the price quite attractive.

Which bonds didn't perform well for the Fund?

The Fund held a number of high-coupon short-call bonds that helped provide attractive yields and maintain the Fund's dividend in a declining rate environment. But since the bonds were so close to their 1998 call dates, they performed more like short-term securities, which detracted from performance, particularly when bonds with greater call protection rallied. Among the names that fell into this category were California State general obligation veterans bonds, Northern California Power, Oakland California Revenue, Walnut California Improvement Agency, and Long Beach California Harbor bonds. All of these bonds had coupons of 7.15% or higher.

What can be done to protect against call risk?

We're continually looking at call risk as we evaluate securities for the Fund. Generally, we seek to extend call protection as we purchase new bonds.

Why didn't you just sell the short-call bonds?

With municipal coupons of 7.15% and higher in a market where the averages were considerably lower and already declining, it would be difficult to replace these bonds. In most cases, we were willing to forego total return for the income potential these securities offered. And while they underperformed, we believe having them in the Fund was positive in helping maintain the dividend throughout the year.


[GRAPHIC]

[GRAPHIC]

Past performance is no guarantee of future results.


What could you have done better in 1997?

In hindsight, we could have made better duration moves in the second quarter, held more zero-coupon and noncallable bonds, and had more BBB securities. But given how things looked as we proceeded through the year, we're pleased with the way we managed both risk and reward and feel that the Fund's performance was competitive in a challenging year.

How was the Fund invested at year end?

As we noted, the Fund was broadly diversified, but we didn't emphasize housing and utilities. We were concerned that utility deregulation could play havoc with bond prices, and in a declining rate environment, we tried to avoid housing issues which might have been subject to prepayment risk.

What's your outlook for the future?

We believe that declining inflation should be good for the bond markets, but recognize that lower rates and tighter spreads make it more difficult to find new opportunities. In this environment, we will continue to focus on quality, while seeking appropriate and competitive yields. At year end, municipals appeared to be inexpensive relative to Treasuries, and we believe California municipal bonds may outperform government bonds in 1998.

Ravi Akhoury
James Flood
Portfolio Managers

Returns & Lipper Rankings as of 12/31/97

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                     1 year         5 years        Life of Fund through 12/31/97
Class A              7.90%          6.62%                     6.89%
Class B              7.63%          6.45%                     6.75%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                     1 year         5 years        Life of Fund through 12/31/97
Class A              3.04%          5.64%                     6.11%
Class B              2.63%          6.14%                     6.75%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
================================================================================
                     1 year         5 years        Life of Fund through 12/31/97
Class A               89 out of     37 out of                  34 out of
                     103 funds      51 funds                   44 funds
Class B               96 out of       n/a                         n/a
                     103 funds
Average Lipper
CA municipal
debt fund            9.15%          6.99%                        7.36%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
================================================================================
                  NAV 12/31/97           Income             Capital Gains
Class A               $9.93              $0.4812               $0.1194
Class B               $9.90              $0.4540               $0.1194
================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be terminated or revised at any time. Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares from inception (10/1/91) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering through 12/31/97. Class B shares were first offered to the public on 1/3/95; Class A shares on 10/1/91.

[GRAPHIC]

MainStay California Tax Free Fund

                                                        Principal
                                                          Amount               Value
                                                       ==================================
LONG-TERM MUNICIPAL BONDS (100.1%)+

CALIFORNIA (100.1%)
Anaheim California Public Financing
   Authority, Lease Revenue
   Project C
   (zero coupon), due 9/1/22..................         $1,500,000          $   418,125
Baldwin Park California Unified
   School District
   (zero coupon), due 8/1/17..................          1,255,000              458,075
California Educational Facilities
   Authority Revenue
   Pooled College & University
   Project B
   6.30%, due 4/1/21..........................            500,000              540,000
   Stanford University, Series N
   5.20%, due 12/1/27.........................          1,500,000            1,503,750
California Housing Finance Agency
   Revenue, Home Mortgage
   Series C
   8.30%, due 8/1/19 (a)......................             20,000               20,581
California Pollution Control Financing
   Authority Revenue
   San Diego Gas & Electric Co.
   Series A
   5.90%, due 6/1/14..........................            400,000              443,500
California State General Obligation
   Veterans, Series AW
   7.70%, due 4/1/12 (a)......................            880,000              905,054
California Statewide Communities
   Development Authority
   Lease Revenue, United Airlines
   Series A
   5.70%, due 10/1/33 (a).....................            725,000              733,156
   Revenue St. Joseph Health
   Systems Group
   5.125%, due 7/1/17.........................          1,000,000              997,500
California Statewide Community
   Development Corp.
   7.00%, due 9/1/09..........................            260,000              284,700
Capistrano Unified School District
   Community Facility, Special Tax
   8.375%, due 10/1/20........................          1,250,000            1,414,063
Eden Township Hospital District
   Revenue
   7.40%, due 11/1/19.........................            770,000              820,050
Escondido California Union High
   School District
   (zero coupon), due 11/1/12.................          1,350,000              648,000
Fontana Redevelopment Agency
   Tax Allocation, Jurupa Hills
   Project A
   5.50%, due 10/1/27.........................            500,000              499,375
Foothill-Eastern Transportation
   Corridor Agency, Toll Road
   Revenue, Series A
   (zero coupon), due 1/1/27..................          1,000,000              202,500
Long Beach California
   Harbor Revenue
   Series A
   7.25%, due 5/15/19 (a)(b)..................          1,000,000            1,031,970
Los Angeles California Harbor
   Department Revenue
   8.70%, due 9/1/15..........................            540,000              580,500
Los Angeles County
   Transportation Commission,
   Sales Tax Revenue, Series A
   7.40%, due 7/1/15..........................            400,000              426,000
Los Angeles Unified School District
   Series A
   5.00%, due 7/1/21..........................          1,750,000            1,719,375
Metropolitan Water District, Southern
   California Waterworks Revenue
   Series A
   5.00%, due 7/1/26..........................            700,000              682,500
   Series C
   5.00%, due 7/1/37..........................            300,000              289,500
Northern California Power Agency
   Public Power Revenue
   Hydroelectric Project 1
   7.15%, due 7/1/24 (b)......................          2,070,000            2,141,042
Oakland California Revenue
   Series A
   7.60%, due 8/1/21 (b)......................          1,050,000            1,092,473
Palo Alto California Unified School
   District, Series B
   5.375%, due 8/1/18.........................            700,000              718,375
Sacramento Municipal
   Utilities District Electric Revenue
   Series L
   5.125%, due 7/1/22.........................            300,000              297,000
   Series K
   5.25%, due 7/1/24..........................            250,000              259,063
San Diego California Public Facilities
   Financing Authority,
   Sewer Revenue
   Series B
   5.25%, due 5/15/27.........................          1,000,000            1,001,250
San Diego County Water Authority
   Revenue, Series A
   4.75%, due 5/1/20..........................          1,100,000            1,040,875

---------
+    Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1997

                                                        Principal
                                                          Amount               Value
                                                       ==================================
LONG-TERM MUNICIPAL BONDS (Continued)

CALIFORNIA (Continued)
San Francisco State Building Authority
   Lease Revenue, Civic Center
   Complex A
   5.25%, due 12/1/21.........................         $1,000,000          $ 1,002,500
Santa Cruz County Public
   Financing Authority Revenue
   Tax Allocation, Series B
   7.625%, due 9/1/21.........................            825,000              893,062
Simi Valley California Unified
   School District, Refundable
   & Capital Improvement Projects
   5.25%, due 8/1/22..........................            500,000              517,500
South Tahoe California Joint Power
   Financing Authority Revenue
   Project 1A
   7.20%, due 10/1/23.........................          1,000,000            1,146,250
Walnut California Improvement
   Agency Tax Allocation
   7.90%, due 9/1/09..........................            750,000              784,365
                                                                           -----------
Total Long-Term Municipal Bonds
   (Cost $25,105,328).........................                              25,512,029
                                                                           -----------
SHORT-TERM INVESTMENTS (3.5%)

California Health Facility Finance
   Authority Revenue
   Series C (c)
   3.20%, due 7/1/22..........................            700,000              700,000
California Statewide Communities
   Development Authority Revenue
   St. Joseph Health
   Systems Group (c)
   3.40%, due 7/1/24..........................            200,000              200,000
                                                                           -----------
Total Short-Term Investments
   (Cost $900,000)............................                                 900,000
                                                                           -----------
Total Investments
   (Cost $26,005,328) (d).....................              103.6%          26,412,029(e)
Liabilities in Excess of Cash
   and Other Assets...........................               (3.6)            (925,339)
                                                       ----------          -----------
Net Assets....................................              100.0%         $25,486,690
                                                       ==========          ===========

----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b)  Segregated or partially segregated as collateral for futures contracts.
(c) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1997, net unrealized appreciation was $406,701, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $706,935 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $300,234.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $26,005,328)...................................    $26,412,029
Cash...............................................................................................        139,855
Receivables:
  Interest.........................................................................................        428,190
  Investment securities sold.......................................................................        100,267
  Fund shares sold.................................................................................         21,472
                                                                                                       -----------
   Total assets....................................................................................     27,101,813
                                                                                                       -----------
LIABILITIES:
Payables:
  Investment securities purchased..................................................................      1,556,882
  MainStay Management..............................................................................         10,202
  NYLIFE Distributors..............................................................................          6,886
  Custodian........................................................................................          4,200
  Transfer agent...................................................................................          3,294
  Trustees.........................................................................................            159
Accrued expenses...................................................................................         33,500
                                                                                                       -----------
   Total liabilities...............................................................................      1,615,123
                                                                                                       -----------
Net assets.........................................................................................    $25,486,690
                                                                                                       ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A..........................................................................................    $    18,327
  Class B..........................................................................................          7,360
Additional paid-in capital.........................................................................     25,109,859
Accumulated distribution in excess of net investment income........................................           (784)
Accumulated net realized loss on investments.......................................................        (54,773)
Net unrealized appreciation on investments.........................................................        406,701
                                                                                                       -----------
Net assets.........................................................................................    $25,486,690
                                                                                                       ===========
CLASS A
Net assets applicable to outstanding shares........................................................    $18,198,616
                                                                                                       ===========
Shares of beneficial interest outstanding..........................................................      1,832,746
                                                                                                       ===========
Net asset value per share outstanding..............................................................    $      9.93
Maximum sales charge (4.50% of offering price).....................................................           0.47
                                                                                                       -----------
Maximum offering price per share outstanding.......................................................    $     10.40
                                                                                                       ===========

CLASS B
Net assets applicable to outstanding shares........................................................    $ 7,288,074
                                                                                                       ===========
Shares of beneficial interest outstanding..........................................................        735,963
                                                                                                       ===========
Net asset value and offering price per share outstanding...........................................    $      9.90
                                                                                                       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest.........................................................................................     $1,434,535
                                                                                                        ----------
Expenses:
  Service..........................................................................................         58,548
  Administration...................................................................................         47,267
  Advisory.........................................................................................         47,267
  Shareholder communication........................................................................         35,935
  Transfer agent...................................................................................         34,244
  Management.......................................................................................         22,562
  Professional.....................................................................................         22,465
  Custodian........................................................................................         18,249
  Distribution--Class B.............................................................................        14,571
  Registration.....................................................................................          1,668
  Trustees.........................................................................................            550
  Miscellaneous....................................................................................          7,462
                                                                                                        ----------
   Total expenses before reimbursement.............................................................        310,788
Expense reimbursement from Adviser and Administrator or Manager....................................         (5,177)
                                                                                                        ----------
   Net expenses....................................................................................        305,611
                                                                                                        ----------
Net investment income..............................................................................      1,128,924
                                                                                                        ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions............................................................................        471,035
  Futures transactions.............................................................................        (63,742)
                                                                                                        ----------
Net realized gain on investments...................................................................        407,293
                                                                                                        ----------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions............................................................................        236,733
  Futures transactions.............................................................................            844
                                                                                                        ----------
Net unrealized gain on investments.................................................................        237,577
                                                                                                        ----------
Net realized and unrealized gain on investments....................................................        644,870
                                                                                                        ----------
Net increase in net assets resulting from operations...............................................     $1,773,794
                                                                                                        ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                         Year ended     Year ended
                                                                                        December 31,   December 31,
                                                                                            1997           1996
                                                                                        ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...........................................................      $ 1,128,924   $ 1,111,565
  Net realized gain (loss) on investments.........................................          407,293       (24,010)
  Net change in unrealized appreciation (depreciation) on investments.............          237,577      (279,939)
                                                                                        -----------   -----------
  Net increase in net assets resulting from operations............................        1,773,794       807,616
                                                                                        -----------   -----------
Dividends and distributions to shareholders:
  From net investment income:
   Class A........................................................................         (847,841)     (950,302)
   Class B........................................................................         (285,056)     (186,583)
  From net realized gain on investments:
   Class A........................................................................         (216,082)           --
   Class B........................................................................          (85,569)           --
                                                                                        -----------   -----------
     Total dividends and distributions to shareholders............................       (1,434,548)   (1,136,885)
                                                                                        -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A........................................................................        2,581,223     1,110,752
   Class B........................................................................        2,238,857     3,213,809
  Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions:
   Class A........................................................................          648,114       549,718
   Class B........................................................................          235,604       117,399
                                                                                        -----------   -----------
                                                                                          5,703,798     4,991,678
  Cost of shares redeemed:
   Class A........................................................................       (3,369,454)   (3,046,980)
   Class B........................................................................         (374,371)     (215,790)
                                                                                        -----------   -----------
     Increase in net assets derived from capital share transactions...............        1,959,973     1,728,908
                                                                                        -----------   -----------
     Net increase in net assets...................................................        2,299,219     1,399,639

NET ASSETS:
Beginning of year.................................................................       23,187,471    21,787,832
                                                                                        -----------   -----------
End of year.......................................................................      $25,486,690   $23,187,471
                                                                                        ===========   ===========
Accumulated undistributed net investment income (excess distribution).............      $      (784)  $     3,129
                                                                                        ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                Class A
                                                                                                  ----------------------------------

                                  Class A    Class B    Class A     Class B   Class A     Class B September 1
                                  -------    -------    -------     -------   -------     -------   through
                                     Year ended             Year ended           Year ended       December 31   Year ended August 31
                                  December 31, 1997      December 31, 1996    December 31, 1995      1994*       1994        1993
                                  -------     ------    -------     ------    -------     ------  -----------   -------     -------
Net asset value at
  beginning of period .........   $  9.78     $ 9.75    $  9.95     $ 9.91    $  9.10     $ 9.10    $  9.57     $ 10.38     $  9.90
                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Net investment income .........      0.48       0.45       0.49       0.45       0.50       0.52       0.17        0.53        0.55
Net realized and
  unrealized gain (loss)
  on investments ..............      0.27       0.27      (0.16)     (0.16)      0.85       0.81      (0.47)      (0.51)       0.64
                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Total from investment
  operations ..................      0.75       0.72       0.33       0.29       1.35       1.33      (0.30)       0.02        1.19
                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Less dividends and
  distributions:
From net investment
  income ......................     (0.48)     (0.45)     (0.50)     (0.45)     (0.50)     (0.52)     (0.17)      (0.52)      (0.59)

From net realized gain
  on investments ..............     (0.12)     (0.12)        --         --         --         --         --       (0.31)      (0.12)

                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Total dividends and
  distributions ...............     (0.60)     (0.57)     (0.50)     (0.45)     (0.50)     (0.52)     (0.17)      (0.83)      (0.71)

                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Net asset value at end
  of period ...................   $  9.93     $ 9.90    $  9.78     $ 9.75    $  9.95     $ 9.91    $  9.10     $  9.57     $ 10.38
                                  =======     ======    =======     ======    =======     ======    =======     =======     =======
Total investment return (a) ...      7.90%      7.63%      3.44%      3.10%     15.18%     14.91%     (3.11%)      0.12%      12.58%


Ratios (to average net assets)/
 Supplemental Data:
   Net investment
     income ...................      4.88%      4.63%       5.0%       4.7%       5.3%       5.1%       5.5%+       5.4%        5.6%

   Net expenses ...............      1.24%      1.49%      1.24%      1.49%      1.24%      1.49%      0.99%+      0.99%       0.99%

   Expenses (before
     reimbursement) ...........      1.26%      1.51%       1.3%       1.6%       1.4%       1.7%       1.2%+       1.1%        1.2%

Portfolio turnover rate .......       108%       108%        79%        79%       107%       107%        24%         96%        154%


Net assets at end of
  period (in 000's)  ..........   $18,199     $7,288    $18,098     $5,089    $19,825     $1,963    $16,667     $17,356     $14,603

---------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay California Tax Free Fund

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares, whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Notes to Financial Statements

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and

MainStay California Tax Free Fund

unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration of Credit Risk. The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California and the Commonwealth of Puerto Rico.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the average daily net assets of the Fund. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% of the average daily net assets of the Class A and Class B shares, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund and had voluntarily agreed to reimburse the expenses for the Fund to the extent that operating expenses would exceed 1.24% and 1.49% of the average daily net assets of the Class A and Class B shares, respectively. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997, and the expense reimbursements also remain the same as prior to that date. For the period January 1, 1997, through

Notes to Financial Statements continued


October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $47,267 and each reimbursed the Fund $2,589. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $22,562.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.25% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $6,958 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemptions of Class B shares of $3,586 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $23,278 and $603, respectively.

MainStay California Tax Free Fund

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1997, NYLIFE Distributors and NYLIFE Securities, an indirect wholly owned subsidiary of New York Life, beneficially held shares of Class A with a net asset value of $2,692,244 and $99,300, respectively, which represents 14.8% and 0.5%, respectively, of the Class A net assets at year end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $761 for the year ended December 31, 1997.

Note 4--Federal Income Tax:

The Fund utilized $161,199, the remaining balance of its capital loss carryforward, during the current year. Additionally, the Fund intends to elect, to the extent provided by the regulations, to treat $54,773 of qualifying capital losses that arose during the year as if they arose on January 1, 1998.

Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $27,131 and $24,996, respectively.

Note 6--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

Note 7--Capital Share Transactions (in 000's):

                                                                                  Year ended December 31
                                                                                1997                  1996
                                                                         -------------------   -----------------
                                                                         Class A     Class B    Class A   Class B
                                                                         -------     -------    -------   -------
Shares sold.........................................................        262        229        114       334
Shares issued in reinvestment of dividends..........................         66         24         57        12
                                                                           ----        ---       ----       ---
                                                                            328        253        171       346
Shares redeemed.....................................................       (345)       (39)      (313)      (22)
                                                                           ----        ---       ----       ---
Net increase (decrease).............................................        (17)       214       (142)      324
                                                                           ====        ===       ====       ===

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay California Tax Free Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1998

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar
                            graph showing        Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   risk/return          of companies in expanding markets        and are willing to accept a higher
                            of Fund]             with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph showing        the makeup and returns of the            participate in the growth potential
                            risk/return          S&P 500*                                 of stocks with the protection of a
                            of Fund]                                                      principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph showing        international stock markets with         of international equities or want to
                            risk/return          an emphasis on risk control              add diversification to your domestic
                            of Fund]                                                      investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       risk/return          a special blend of capital               may offer growth potential if converted
                            of Fund]             appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph showing        return from common stocks,               have undervalued and you want to
                            risk/return          convertible securities, and high-yield   manage risk through multimarket
                            of Fund]             corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Balances current income with growth      You seek a combination of income and
Total Return Fund           risk/return          opportunities by investing in stocks,    growth potential and want to manage
                            of Fund]             bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  risk/return          attractive dividends and a stimulus      securities which may have more poten-
                            of Fund]             for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph showing       consistent with safety of principal      current income and safety of principal
                             risk/return         primarily from U.S. government
                             of Fund]            securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph showing       An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/return         fund that is actively managed for        and can accept the higher risk of
                             of Fund]            maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph showing       non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/return         risk control                             diversification to your domestic
                             of Fund]                                                     investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph showing       preservation of capital, and             competitive yields on cash you're plan-
                             risk/return         liquidity, with free checkwriting**      ning to spend or invest in the near future
                             of Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph showing       tive overall return by investing in      higher income and overall return by
                             risk/return         a diversified portfolio of domestic      investing in multiple bond market
                             of Fund]            and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You're a California resident and want to
CALIFORNIA TAX FREE FUND     graph showing       from both federal and California         keep more of what you earn by invest-
                             risk/return         income taxes consistent with             ing for income that's double tax free+++
                             of Fund]            preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund       graph showing       from federal, New York State, and        and want to keep more of what you earn
                             risk/return         New York City income taxes consis-       with income that's double or triple tax
                             of Fund]            tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph showing       Seeks high current income                You're in a high federal income tax
Tax Free Bond Fund           risk/return         exempt from regular federal income tax   bracket or want to pay less of your
                             of Fund]            with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============--------------------------
                                  California Tax Free Fund
                               -------------------------------



                                                                   Annual Report

                                                               December 31, 1997






[LOGO] MAINSTAY(R)
       FUNDS



                    OFFICERS & TRUSTEES*


            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                   Dechert Price & Rhoads
                        Legal Counsel

* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS

NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly       [LOGO]
owned subsidiary of New York Life Insurance Company.               NEW YORK LIFE



This report is provided for the information of shareholders of the MainStay California Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.                                      MSAN04-02/98

[GRAPHIC]

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Capital Appreciation Fund
Highlights                                                                     5

$10,000 Invested in the MainStay
Capital Appreciation Fund versus S&P 500
and Inflation--Class A & Class B Shares                                        6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by Industry--Top 5                                             9

Portfolio Composition                                                         11

Returns & Lipper Rankings                                                     13

Top 10 Equity Holdings                                                        14

10 Largest Purchases                                                          14

10 Largest Sales                                                              14

Portfolio of Investments                                                      15

Financial Statements                                                          17

Notes to Financial Statements                                                 21

Report of Independent Accountants                                             26

The MainStay Funds                                                            28

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more


----------
*    See page 6 for additional information on the S&P 500.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.


Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998



----------
++     Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Capital Appreciation Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Capital Appreciation Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to issuer concentration, borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Capital Appreciation Fund is presented below.

PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                   For       Authority Withheld   Result
                             ----------------                                   ---       ------------------   ------
Edward J. Hogan...........................................................   25,823,050       1,535,981        Passed
Nancy Maginnes Kissinger..................................................   25,818,024       1,541,007        Passed
Donald E. Nickelson.......................................................   25,823,030       1,536,001        Passed
Richard S. Trutanic.......................................................   25,823,268       1,535,763        Passed
Harry G. Hohn.............................................................   25,824,457       1,534,574        Passed
Terry L. Lierman..........................................................   25,824,107       1,534,924        Passed
Donald K. Ross............................................................   25,823,248       1,535,783        Passed
Walter W. Ubl.............................................................   25,824,208       1,534,823        Passed
Alice T. Kane.............................................................   25,824,314       1,534,717        Passed
John B. McGuckian.........................................................   25,823,268       1,535,763        Passed
Stephen C. Roussin........................................................   25,823,268       1,535,763        Passed

PROPOSAL 2--Approval of Management Agreement
For - 24,931,117.34   Against - 576,763.13   Abstain - 1,851,150.40   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay Shields Financial Corporation
For - 24,897,076.33   Against - 544,352.12   Abstain - 1,917,600.42   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 19,554,831.29   Against - 919,206.01   Abstain - 1,919,116.03   Broker Non-Vote - 2,248,397.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 22,096,286.20   Against - 730,609.17   Abstain - 2,048,578.49   Broker Non-Vote - 2,483,557.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                    For          Against        Result
                          ----------------------                                    ---          -------        ------
A1--Asset Pledges, Mortgages, Hypothecation................................    22,077,699.20    749,196.18      Passed
A2--Oil, Gas, or Mineral Lease Interests...................................    22,069,666.20    757,229.18      Passed
A3--Real Estate Limited Partnership Interests..............................    22,066,516.20    760,379.18      Passed
C1--Issuer Concentration...................................................    22,082,884.20    744,011.18      Passed
C2--Borrowing Money........................................................    22,070,994.20    755,901.18      Passed
C3--Industry Concentration.................................................    22,083,791.20    743,104.18      Passed
C4--Issuing Senior Securities..............................................    22,065,456.20    761,439.18      Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 25,368,850.43   Against - 274,154.06   Abstain - 1,716,024.37   Result - Passed

MainStay Capital Appreciation Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ] Following the Federal Reserve Board's rate hike in March, the equity markets, in general, benefited from low inflation and declining domestic interest rates.

[ ] The Asian financial crisis precipitated a flight to quality which boosted some of the largest capitalization issues and stocks with consistent earnings.

[ ] Over the course of the year, stock market volatility increased substantially, creating both opportunities and pitfalls.

[ ] Despite gains earlier in the year, energy and energy services stocks were hurt in the fourth quarter by declining oil prices.

================================================================================

--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] For the year ended 12/31/97, the MainStay Capital Appreciation Fund returned 24.10% and 23.45% for Class A and Class B shares, respectively, excluding all sales charges.

[ ] Both share classes outperformed the average Lipper* capital appreciation fund for the year, which returned 20.36%.

[ ] The Fund benefited from an overweighted position in the financial services industry, which performed well through most of the year and provided substantial returns.

[ ] Several of the Fund's technology holdings suffered from setbacks in Asian economies, while purely domestic retail companies appeared to benefit.

[ ] The portfolio benefited from the flight to quality with several defensive holdings that performed well for investors.

================================================================================

----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

$10,000 Invested in the MainStay
Capital Appreciation Fund versus
S&P 500 and Inflation


CLASS A SHARES     SEC Returns: 1-Year 17.27%, 5-Year 16.33%, 10-Year 18.28%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  MainStay Capital
Year                Appreciation              S&P
End                    Fund                   500*                Inflation+
--------------------------------------------------------------------------------
12/87                $ 9,450                 $10,000               $10,000
12/88                $ 9,691                 $11,656               $10,441
12/89                $12,216                 $15,342               $10,925
12/90                $12,719                 $14,866               $11,608
12/91                $21,414                 $19,385               $11,954
12/92                $23,769                 $20,861               $12,308
12/93                $27,100                 $22,955               $12,645
12/94                $26,687                 $23,258               $12,974
12/95                $36,237                 $31,989               $13,311
12/96                $43,181                 $39,327               $13,752
12/97                $53,587                 $52,447               $13,984


[GRAPHIC] MainStay Capital Appreciation Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


CLASS B SHARES     SEC Returns: 1-Year 18.45%, 5-Year 17.08%, 10-Year 18.77%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  MainStay Capital
Year                Appreciation              S&P
End                    Fund                   500*                Inflation+
--------------------------------------------------------------------------------
12/87                $10,000                 $10,000               $10,000
12/88                $10,255                 $11,656               $10,441
12/89                $12,927                 $15,342               $10,925
12/90                $13,459                 $14,866               $11,608
12/91                $22,660                 $19,385               $11,954
12/92                $25,153                 $20,861               $12,308
12/93                $28,677                 $22,955               $12,645
12/94                $28,240                 $23,258               $12,974
12/95                $38,154                 $31,989               $13,311
12/96                $45,235                 $39,327               $13,752
12/97                $55,843                 $52,447               $13,984

[GRAPHIC] MainStay Capital Appreciation Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+

-----------
     The Class A graph assumes an initial investment of $10,000 made on 12/31/87 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 12/31/87 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Capital Appreciation Fund Team

CAPITAL APPRECIATION FUND TEAM

Bob Centrella, Edmund Spelman, Rudolph Carryl, and Eileen Cook


In late March, signs of rapid growth led the Federal Reserve Board to move to raise interest rates by 25 basis points. Throughout the rest of the year, however, the growth rate was more moderate and inflation remained at low levels, which was generally positive for the stock market and particularly good for the financial industry.

Volatility increased as the year progressed, with the Dow Jones Industrial Average* dropping 554.26 points or 7.18% on October 27, 1997, then recording its largest single-day gain in history the next day. In the third and fourth quarters, weakening currencies and other financial problems in Asian markets took a severe toll on many technology stocks. This however, stimulated increased interest in purely domestic issues and high-quality defensive names with consistent earnings, including health care and pharmaceutical stocks.

Late in the year, declining oil prices hurt energy-related stocks, despite their earlier gains. Overall, however, the stock market had another outstanding year, with the S&P 500 Index+ up more than 33%.

Given this context, how did the MainStay Capital Appreciation Fund do in 1997?

For the year ended 12/31/97, the MainStay Capital Appreciation Fund returned 24.10% and 23.45% for Class A and Class B shares, respectively, excluding all sales charges. That placed both share classes ahead of the average Lipper++ capital appreciation fund, which returned 20.36% for the year.

Which areas contributed most significantly to the Fund's performance?

One of our decisions during the year was to keep the Fund overweighted in the financial sector. You may recall that this sector had a sudden setback when interest rates increased at the end of the first quarter. We, however, felt the individual stocks the Fund held were strong, and many were stellar performers for the year, particularly as long-term interest rates declined in the third and fourth quarters.

Can you provide some examples of financial stocks that performed well?

Sure. Travelers was up 79% for the year and had a significant impact on the Fund.

[GRAPHIC]

Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Volatility
----------

Fluctuations in the price of securities or markets, up or down, over a short period of time.

Weighting
---------

The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.


----------
* A price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
+    See footnote and table on page 6 for more information on the S&P 500.
++ See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

YEAR-BY-YEAR PERFORMANCE

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS A SHARES

                                  Total
Year                             Return
End                                 %
----------------------------------------
12/86                             (3.56)
12/87                             (2.18)
12/88                              2.55
12/89                             26.06
12/90                              4.12
12/91                             68.36
12/92                             11.00
12/93                             14.01
12/94                             (1.52)
12/95                             35.79
12/96                             19.16
12/97                             24.10

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 13 for more information on performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS B SHARES

                                  Total
Year                             Return
End                                 %
----------------------------------------
12/86                             (3.56)
12/87                             (2.18)
12/88                              2.55
12/89                             26.06
12/90                              4.12
12/91                             68.36
12/92                             11.00
12/93                             14.01
12/94                             (1.52)
12/95                             35.11
12/96                             18.56
12/97                             23.45

See footnote * on page 13 for more information on performance.


SunAmerica was up 45% for the year, MGIC was up 76%, and AIG rose 51%.
Although each stock had a different weighting in the Fund's portfolio, all were strong contributors to the Fund's overall performance. In addition, we purchased Norwest in July, which was up 27% by the end of the year--an impressive gain in a short period.

Why did financial stocks do so well?

Lower interest rates are generally good for financial issues. But, when investors started to look beyond rates and focus on company fundamentals, they found very attractive price-to-earnings ratios and growth rates. Generally, we look for dependable companies in terms of earnings--so when the

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                  Percent
                                  -------
Financial Services                 14.7%
Retail                             11.8%
Drugs                               8.3%
Computer Software                   7.0%
Technology                          6.5%
All Other                          51.7%

Actual percentages will vary over time.


Asian difficulties caused a flight to quality, the Fund's financial stocks provided strong returns. One negative performer was Green Tree Financial, which was down 31% for the year, after their accounting practices were questioned.

How was the Fund affected by the fallout in Asia?

In a variety of ways. The Fund was overweighted in technology stocks, many of which have close ties with Asian markets, which were hit relatively hard. Since many other investors were also heavily weighted in technology, they needed to find alternatives, and many may have turned to high-quality, dependable stocks, such as pharmaceuticals, strong health care companies, solid domestic financial issues, and other large-capitalization companies. That turned out to be a positive for the Fund.

How hard was the Fund hit in the technology area?

As Asian difficulties developed, investors became considerably more concerned about technology stocks. This negative investor psychology led us to sell a number of stocks that had formerly looked attractive. Since the market was relatively forgiving of bigger names, we continued to hold Oracle, but it lost 19.8%. Intel, which had previously been a strong performer, returned just 7% in a market that was up 33%, so we reduced the Fund's position. When we saw declining interest in technology companies selling commodity-type products such as microchips and hard disks, the Fund also sold Seagate, a disk-drive manufacturer, and Lam Research, a company that makes microchip-testing equipment. Given the further declines these stocks experienced, the decision to sell was a positive step in containing risk. The Fund held 3Com, a networking company that had problems integrating its acquisitions. The stock was down 52% for the year and had the worst overall impact on the Fund of any of its holdings. Of course, not all technology stocks were negative stories. Computer Associates, which was up 60% for the year, was one of the Fund's largest holdings, and was among the leading contributors to the Fund's performance. Also, two other


[GRAPHIC]

Flight to quality
-----------------

When investors in general move to improve the credit quality and liquidity of the securities they own either because of credit concerns or international crisis.

Capitalization
--------------

The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

[GRAPHIC]

Defensive issues
----------------

Stocks chosen for their reliability of earnings, growth, and positive performance.


software companies, Microsoft and Compuware, contributed positively to the Fund's performance.

Which stocks did you feel benefited from the difficulties in Asia?

Actually, there were several. Although we pick stocks one by one, the pharmaceuticals as a group did very well. One reason was that as difficulties arose in Asia, many investors were attracted to high-quality pharmaceutical and health care companies that they believed had dependable earnings prospects. The Fund owned Schering-Plough, which was up 95% for the year and had a very positive impact on the Fund's investment portfolio. The Fund purchased Eli Lilly during the year, and the stock benefited from dependable growth and strong new product flow, gaining over 75%. Since Eli Lilly was a sizeable holding, it had a very positive impact on performance. The Fund also had success with other health care related stocks, such as Guidant and Medtronic, both of which produce devices used in cardiovascular care. These two stocks recorded substantial gains and ranked among the top contributors to the Fund's performance.

Were there other areas that may have performed well as a result of the Asian difficulties?

Yes. Purely domestic retailers did well. The Fund held Home Depot, which was up 76% for the year, and Kohl's, a specialty retailer largely in the Midwest that gained 69%. In addition, we added CVS, another entirely domestic retailer, to the Fund's portfolio in the third quarter. The stock performed well throughout the end of the year.

How was the Fund affected by the volatility of the stock market in 1997?

The Fund held a number of defensive issues that may have benefited from the market's volatility. Merck was a major new purchase, with relatively steady earnings-per-share growth. The Fund bought the stock in the second quarter and it did very well. Other defensive holdings, like Johnson & Johnson, Eli Lilly, and Schering-Plough also helped the Fund weather the market volatility, as investors sought out stocks that had a more consistent growth profile.

With oil prices declining late in the year, how was the Fund affected?

The impact was generally negative. Diamond Offshore, Halliburton, and ENSCO International are offshore drilling and oil services companies the Fund bought during the year. All three declined in price after purchase and hurt the portfolio's overall performance. The Fund continued to hold the stocks, however, because they appear to have strong earning potential for 1998. Of course, we'll reevaluate that decision as conditions warrant. Basically, though, we believe that buying energy stocks late in the cycle was one of our weaker decisions during 1997.

Besides technology stocks, did you have other major sales during the year?

Yes. The Fund sold Amgen, a leading biotechnology stock, because its fundamentals weakened. Earnings per share slowed and the sale was basically a neutral move for the Fund. Black & Decker appeared to be an attractive buy, but just a few weeks later, its earnings estimates were reduced and the Fund sold the stock, which had a negative impact on performance. NIKE, on the other hand, was a stock we sold based on reduced earnings and weaker fundamentals. But given the performance after the sale, we believe it was a good move for the Fund. The Fund also sold Triton, a stock with oil reserves in Columbia and natural gas holdings in Thailand. Although the Fund sold the stock at a loss, the sale protected investors from even bigger losses as the stock continued to decline.

Were there other significant sales?

Yes. We saw medical costs rising rapidly for Humana. Although a new president stepped in and tried to improve the company's profitabilty, we did not see an improvement and later sold the stock. That turned out to be a wise decision given the stock's subsequent performance. Although the Fund didn't sell Aetna until year end, it was also an underperformer, losing 65% for the year, due to problems with rapidily rising costs. We based our decision to sell Columbia/HCA on its involvement in a federal investigation, and the Fund sold the stock at around the purchase price, with a neutral impact for the Fund.

It sounds like it was a year of ups and downs.

Yes, it was. That's why we use a bottom-up approach, evaluating securities on their individual merits and seeking stocks with strong growth potential. But as you can see, shifting economic, market, and industry factors can have a dramatic impact, even on stocks with strong fundamentals. This year Tyco International, a diversified industrial company that exceeded earnings expectations, was one of the Fund's strongest performers as investors looked for quality and strength. On the other hand, Danka Business Systems, which distributes copiers and fax machines, suffered a setback integrating a recent acquisition and earnings visibility seemed to have disappeared. The stock which we sold in December, was down 62% for the year, and had a negative impact on performance.

PORTFOLIO COMPOSITION AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                                                                       Percent
                                                                       -------
Common Stocks                                                           92.5%
Cash, Equivalents & Other Assets, less Liabilities                       7.5%

Actual percentages will vary over time.

[GRAPHIC]

Bottom-up
investing
---------

Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

[GRAPHIC]

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.



Past performance is no guarantee of future results.


How was the Fund weighted at year end?

As we mentioned earlier, the Fund was overweighted in financials, which was positive for performance. The Fund remained slightly overweighted in technology, which hurt the Fund in 1997. It was underweighted in energy, which helped performance and underweighted in utilities, which was essentially neutral for performance. Being underweighted in consumer staples and communications also hurt the Fund, particularly with the strength of megacapitalization stocks like AT&T. Being underweighted in capital goods helped the Fund and being somewhat underweighted in basic materials was good for the Fund on a relative basis.

What do you foresee for 1998?

We believe the catalysts that moved the market in 1997 may still be in place. We also believe moderate growth, low inflation, and low interest rates may continue, and may support the long-term case for a bull market. Nevertheless, the market is much more cautious, and for good reason. We feel that the Asian situation may slow economic growth in the United States and demand for exports may decline. While that may be negative for corporate earnings, it may have a beneficial impact on inflation. If foreign influence on domestic stocks is stronger than we anticipate, however, the bull market may well be challenged. Nevertheless, we will continue to seek to identify stocks that offer long-term growth potential, with dividend income, if any, as an incidental consideration.

Edmund Spelman
Rudolph Carryl
Portfolio Managers

Returns & Lipper Rankings as of 12/31/97

------------------------------------------------------------------------------------------
Fund average annual total returns*
==========================================================================================
                                                                         Life of Fund
                        1 year         5 years         10 years        through 12/31/97
Class A                 24.10%         17.65%          18.95%               15.44%
Class B                 23.45%         17.29%          18.77%               15.29%
==========================================================================================

------------------------------------------------------------------------------------------
Fund SEC returns*
==========================================================================================
                                                                         Life of Fund
                        1 year         5 years         10 years        through 12/31/97
Class A                 17.27%         16.33%          18.28%               14.88%
Class B                 18.45%         17.08%          18.77%               15.29%
==========================================================================================

------------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
==========================================================================================
                                                                         Life of Fund
                        1 year         5 years         10 years        through 12/31/97
Class A                 110 out of         n/a             n/a                n/a
                        231 funds
Class B                 118 out of     30 out of        6 out of            7 out of
                        231 funds      79 funds        55 funds            43 funds
Average Lipper
capital appreciation
fund                    20.36%         15.17%          14.47%               11.44%
==========================================================================================

------------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
==========================================================================================
                    NAV 12/31/97                Income                 Capital Gains
Class A               $36.60                   $0.0000                    $1.2755
Class B               $36.02                   $0.0000                    $1.2755
==========================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

[GRAPHIC]

Top 10 Equity Holdings as of 12/31/97
----------------------------------------------------------------------------------------
HOLDING                                                                           AMOUNT
========================================================================================
Cendant Corp.                                                                $70,892,553
Tyco International Ltd.                                                       70,847,262
Computer Associates International, Inc.                                       56,512,113
SunAmerica Inc.                                                               56,430,000
Lilly (Eli) & Co.                                                             55,031,600
Travelers Group Inc.                                                          53,875,000
Schering-Plough Corp.                                                         52,240,912
Medtronic, Inc.                                                               44,884,125
Safeway Inc.                                                                  44,395,175
MGIC Investment Corp.                                                         42,506,800
========================================================================================

10 Largest Purchases for the year ended 12/31/97
----------------------------------------------------------------------------------------
SECURITY                                                              AMOUNT OF PURCHASE
========================================================================================
Lilly (Eli) & Co.                                                            $38,154,129
Merck & Co., Inc.                                                             33,206,604
Washington Mutual Inc.                                                        29,070,322
Norwest Corp.                                                                 27,866,343
Gillette Co.                                                                  26,984,553
CVS Corp.                                                                     26,110,234
Monsanto Co.                                                                  25,033,194
Tyco International Ltd.                                                       24,095,844
ENSCO International Inc.                                                      24,020,363
Adaptec, Inc.                                                                 23,750,941
========================================================================================

10 Largest Sales for the year ended 12/31/97
----------------------------------------------------------------------------------------
SECURITY                                                                  AMOUNT OF SALE
========================================================================================
First USA, Inc.                                                              $32,819,530
NIKE, Inc. Class B                                                            32,644,975
Amgen Inc.                                                                    25,626,734
Tidewater Inc.                                                                20,674,824
Wells Fargo & Co.                                                             20,317,396
Cendant Corp.                                                                 19,807,535
Lowe's Cos., Inc.                                                             19,520,856
Schwab (Charles) Corp.                                                        19,084,209
Seagate Technology                                                            18,493,662
Lear Seating Corp.                                                            17,631,563
========================================================================================

[GRAPHIC]

-----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1997

                                                       Shares                   Value
                                                   ======================================
COMMON STOCKS (92.5%)+

AUTO PARTS (0.2%)
Lear Seating Corp. (a)......................            72,325             $    3,435,438
                                                                           --------------

BANKS (4.1%)
NationsBank Corp. ..........................           503,000                 30,588,688
Norwest Corp. ..............................           893,600                 34,515,300
Washington Mutual Inc.......................           322,600                 20,585,912
                                                                           --------------
                                                                               85,689,900
                                                                           --------------

BUILDINGS (0.8%)
Oakwood Homes Corp. ........................           518,200                 17,197,762
                                                                           --------------

COMPUTER SOFTWARE (7.0%)
Computer Associates
   International, Inc. .....................         1,068,787                 56,512,113
Compuware Corp. (a).........................           964,800                 30,873,600
Microsoft Corp. (a).........................           268,500                 34,703,625
Oracle Corp. (a)............................         1,041,000                 23,227,312
                                                                           --------------
                                                                              145,316,650
                                                                           --------------

COMPUTERS & OFFICE EQUIPMENT (2.8%)
Hewlett-Packard Co..........................           394,000                 24,625,000
Sun Microsystems (a)........................           842,000                 33,574,750
                                                                           --------------
                                                                               58,199,750
                                                                           --------------

CONSUMER DURABLES (1.5%)
Harley-Davidson, Inc........................         1,145,200                 31,349,850
                                                                           --------------

CONSUMER SERVICES (4.5%)
Cendant Corp. (a)...........................         2,062,328                 70,892,553
Service Corp. International.................           649,000                 23,972,438
                                                                           --------------
                                                                               94,864,991
                                                                           --------------

COSMETICS (1.5%)
Gillette Co. ...............................           301,600                 30,291,950
                                                                           --------------

DRUGS (8.3%)
Elan Corp. PLC ADR (a)(b)...................           567,400                 29,043,788
Lilly (Eli) & Co............................           790,400                 55,031,600
Merck & Co., Inc............................           343,900                 36,539,375
Schering-Plough Corp........................           840,900                 52,240,912
                                                                           --------------
                                                                              172,855,675
                                                                           --------------

ENERGY (0.4%)
Abacan Resource Corp. (a)...................         1,650,000                  2,578,125
British Petroleum Co., PLC
   ADR (b)..................................            67,034                  5,341,772
                                                                           --------------
                                                                                7,919,897
                                                                           --------------

FINANCIAL SERVICES (14.7%)
Associates First Capital Corp.
   Class A..................................           453,000                 32,219,625
Equifax Inc.................................           716,200                 25,380,338
Fannie Mae..................................           529,000                 30,186,062
Green Tree Financial Corp...................           941,700                 24,660,769
Household International, Inc................           325,000                 41,457,812
MGIC Investment Corp........................           639,200                 42,506,800
SunAmerica Inc..............................         1,320,000                 56,430,000
Travelers Group Inc.........................         1,000,000                 53,875,000
                                                                           --------------
                                                                              306,716,406
                                                                           --------------

HEALTH CARE (5.3%)
Cardinal Health Inc.........................           310,000                 23,288,750
HEALTHSOUTH Corp. (a).......................         1,245,000                 34,548,750
Tenet Healthcare Corp. (a)..................           898,750                 29,771,094
United Healthcare Corp......................           448,800                 22,299,750
                                                                           --------------
                                                                              109,908,344
                                                                           --------------

INDUSTRIAL (4.7%)
Illinois Tool Works Inc. ...................           451,400                 27,140,425
Tyco International Ltd. ....................         1,572,200                 70,847,262
                                                                           --------------
                                                                               97,987,687
                                                                           --------------

INSURANCE (3.2%)
American International
   Group, Inc...............................           372,075                 40,463,156
Conseco, Inc. ..............................           554,600                 25,199,638
                                                                           --------------
                                                                               65,662,794
                                                                           --------------

LEISURE (0.8%)
Mirage Resorts Inc. (a).....................           711,600                 16,188,900
                                                                           --------------

MATERIALS/PROCESSING (1.0%)
Monsanto Co.................................           521,200                 21,890,400
                                                                           --------------

MEDICAL EQUIPMENT (5.7%)
Guidant Corp................................           627,300                 39,049,425
Johnson & Johnson...........................           534,884                 35,235,483
Medtronic, Inc..............................           858,000                 44,884,125
                                                                           --------------
                                                                              119,169,033
                                                                           --------------

----------
+    Percentages indicated are based on Fund net assets.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

                                                       Shares                   Value
                                                   ======================================
COMMON STOCKS (Continued)

OIL SERVICES (2.2%)
Diamond Offshore Drilling, Inc..............           342,700             $   16,492,437
ENSCO International Inc.....................           579,800                 19,423,300
Halliburton Co..............................           208,000                 10,803,000
                                                                           --------------
                                                                               46,718,737
                                                                           --------------

POLLUTION CONTROL (0.9%)
USA Waste Services Inc. (a).................           471,900                 18,522,075
                                                                           --------------

RETAIL (11.8%)
Bed Bath & Beyond, Inc (a)..................           590,400                 22,730,400
CVS Corp. ..................................           463,200                 29,673,750
Dollar General Corp.........................           668,750                 24,242,188
Home Depot, Inc. (The)......................           669,350                 39,407,981
Kohl's Corp. (a)............................           539,100                 36,726,188
Kroger Co. (a)..............................           679,000                 25,080,562
Safeway Inc. (a)............................           701,900                 44,395,175
Staples, Inc. (a)...........................           858,500                 23,823,375
                                                                           --------------
                                                                              246,079,619
                                                                           --------------

TECHNOLOGY (6.5%)
Adaptec, Inc. (a)...........................           564,100                 20,942,213
Cisco Systems, Inc. (a).....................           700,500                 39,052,875
Intel Corp..................................           501,300                 35,216,325
Linear Technology Corp......................           300,000                 17,287,500
3Com Corp. (a)..............................           649,900                 22,705,881
                                                                           --------------
                                                                              135,204,794
                                                                           --------------

TELECOMMUNICATION EQUIPMENT (2.0%)
Lucent Technologies Inc.....................           523,100                 41,782,613
                                                                           --------------

TELECOMMUNICATION SERVICES (1.6%)
WorldCom, Inc. (a)..........................         1,141,280                 34,523,720
                                                                           --------------

TOYS (1.0%)
Mattel, Inc.................................           575,000                 21,418,750
                                                                           --------------
Total Common Stocks
   (Cost $1,180,149,557)....................                                1,928,895,735
                                                                           --------------

                                                     Principal
                                                       Amount                   Value
                                                   ======================================
SHORT-TERM INVESTMENTS (7.8%)

COMMERCIAL PAPER (7.8%)
American Express Credit Corp.
   6.15%, due 1/2/98........................       $30,000,000             $   30,000,000
Ford Motor Credit Co.
   6.15%, due 1/5/98........................        50,000,000                 50,000,000
General Electric Capital Corp.
   5.90%, due 1/8/98........................        21,073,000                 21,073,000
Prudential Funding Corp.
   5.77%, due 1/7/98........................        48,860,000                 48,860,000
   6.08%, due 1/6/98........................        14,066,000                 14,066,000
                                                                           --------------
Total Short-Term Investments
   (Cost $163,999,000)......................                                  163,999,000
                                                                           --------------
Total Investments
   (Cost $1,344,148,557) (c)                            100.3%              2,092,894,735(d)
Liabilities in Excess of Cash
   and Other Assets                                      (0.3)                 (6,939,142)
                                                   ----------              --------------
Net Assets..................................            100.0%             $2,085,955,593
                                                   ==========              ==============


-----------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  The cost for Federal income tax purposes is $1,344,157,181.
(d) At December 31, 1997, net unrealized appreciation was $748,737,554, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $764,128,431 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,390,877.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997


ASSETS:
Investment in securities, at value (identified cost $1,344,148,557) ..............................................    $2,092,894,735

Receivables:
  Investment securities sold .....................................................................................        18,230,109

  Fund shares sold ...............................................................................................         5,644,923

  Dividends and interest .........................................................................................           782,037

                                                                                                                      --------------

   Total assets ..................................................................................................     2,117,551,804

                                                                                                                      --------------

LIABILITIES:
Payables:
  Investment securities purchased ................................................................................        23,732,533

  Fund shares redeemed ...........................................................................................         4,512,340

  NYLIFE Distributors ............................................................................................         1,595,165

  MainStay Management ............................................................................................           958,766

  Transfer agent .................................................................................................           429,087

  Custodian ......................................................................................................            18,531

  Trustees .......................................................................................................            12,965

Accrued expenses .................................................................................................           336,824

                                                                                                                      --------------

   Total liabilities .............................................................................................        31,596,211

                                                                                                                      --------------

Net assets .......................................................................................................    $2,085,955,593

                                                                                                                      ==============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A ........................................................................................................    $       59,099

  Class B ........................................................................................................           518,991

Additional paid-in capital .......................................................................................     1,318,267,469

Accumulated net realized gain on investments .....................................................................        18,363,856

Net unrealized appreciation on investments .......................................................................       748,746,178

                                                                                                                      --------------

Net assets .......................................................................................................    $2,085,955,593

                                                                                                                      ==============

CLASS A
Net assets applicable to outstanding shares ......................................................................    $  216,292,033

                                                                                                                      ==============

Shares of beneficial interest outstanding ........................................................................         5,909,894

                                                                                                                      ==============

Net asset value and offering price per share outstanding .........................................................    $        36.60

Maximum sales charge (5.50% of offering price) ...................................................................              2.13

                                                                                                                      --------------

Maximum offering price per share outstanding .....................................................................    $        38.73

                                                                                                                      ==============

CLASS B
Net assets applicable to outstanding shares ......................................................................    $1,869,663,560

                                                                                                                      ==============

Shares of beneficial interest outstanding ........................................................................        51,899,084

                                                                                                                      ==============

Net asset value and offering price per share outstanding .........................................................    $        36.02

                                                                                                                      ==============



         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a) .............................................     $   8,763,821
  Interest ..................................................         2,165,564
                                                                  -------------
   Total income .............................................        10,929,385
                                                                  -------------
Expenses:
  Distribution--Class B .....................................         8,423,411
  Service ...................................................         4,487,573
  Administration ............................................         3,934,494
  Advisory ..................................................         3,934,494
  Transfer agent ............................................         3,485,448
  Management ................................................         1,996,154
  Shareholder communication .................................           866,294
  Recordkeeping .............................................           206,334
  Registration ..............................................           173,301
  Custodian .................................................           170,510
  Professional ..............................................           137,223
  Trustees ..................................................            48,452
  Miscellaneous .............................................            60,315
                                                                  -------------
   Total expenses ...........................................        27,924,003
                                                                  -------------
Net investment loss .........................................       (16,994,618)
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ............................        96,408,190
Net change in unrealized appreciation on investments ........       290,211,529
                                                                  -------------
Net realized and unrealized gain on investments .............       386,619,719
                                                                  -------------
Net increase in net assets resulting from operations ........     $ 369,625,101
                                                                  =============


----------
(a)  Dividends recorded net of foreign withholding taxes of $31,798.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                               Year ended              Year ended
                                                                                              December 31,            December 31,
                                                                                                  1997                    1996
                                                                                            ---------------         ---------------

INCREASE IN NET ASSETS:
Operations:
  Net investment loss ..............................................................        $   (16,994,618)        $    (9,072,781)

  Net realized gain on investments .................................................             96,408,190              14,861,333
  Net change in unrealized appreciation on investments .............................            290,211,529             192,853,116
                                                                                            ---------------         ---------------
  Net increase in net assets resulting from operations .............................            369,625,101             198,641,668
                                                                                            ---------------         ---------------
Distributions to shareholders:
  From net realized gain on investments:
   Class A .........................................................................             (7,157,066)             (1,257,189)

   Class B .........................................................................            (63,640,592)            (13,410,507)

                                                                                            ---------------         ---------------
     Total distributions to shareholders ...........................................            (70,797,658)            (14,667,696)
                                                                                            ---------------         ---------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .........................................................................            226,767,009             116,509,514
   Class B .........................................................................            525,712,343             543,777,410
  Net asset value of shares issued to shareholders in reinvestment of distributions:
   Class A .........................................................................              6,842,740               1,189,334
   Class B .........................................................................             62,561,489              13,188,752
                                                                                            ---------------         ---------------
                                                                                                821,883,581             674,665,010
  Cost of shares redeemed:
   Class A .........................................................................           (173,693,435)            (48,276,296)

   Class B .........................................................................           (330,598,281)           (241,481,230)

                                                                                            ---------------         ---------------
     Increase in net assets derived from capital share transactions ................            317,591,865             384,907,484
                                                                                            ---------------         ---------------
     Net increase in net assets ....................................................            616,419,308             568,881,456

NET ASSETS:
Beginning of year ..................................................................          1,469,536,285             900,654,829
                                                                                            ---------------         ---------------
End of year ........................................................................        $ 2,085,955,593         $ 1,469,536,285
                                                                                            ===============         ===============

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                Class B
                                                                                                   --------------------------------
                             Class A     Class B      Class A      Class B     Class A    Class B  September 1
                             --------   ----------    --------   ----------    --------  --------    through   Year ended August 31
                                  Year ended                Year ended             Year ended      December 31 --------------------
                               December 31, 1997        December 31, 1996       December 31, 1995     1994*      1994       1993
                             ---------------------    ---------------------    ------------------   --------   --------   --------
Net asset value at
  beginning of period .....    $30.56       $30.25      $25.90       $25.77     $19.11     $19.11     $19.93     $19.47     $14.14
                             --------   ----------    --------   ----------    -------   --------   --------   --------   --------
Net investment
  income (loss) (a)  ......     (0.16)       (0.34)      (0.08)       (0.22)      0.03      (0.08)     (0.03)     (0.12)     (0.12)
Net realized and
  unrealized gain (loss)
  on investments ..........      7.48         7.39        5.05         5.01       6.81       6.79      (0.65)      1.13       5.64
                             --------   ----------    --------   ----------    -------   --------   --------   --------   --------
Total from investment
  operations ..............      7.32         7.05        4.97         4.79       6.84       6.71      (0.68)      1.01       5.52
                             --------   ----------    --------   ----------    -------   --------   --------   --------   --------
Less distributions:
  From net realized gain
   on investments .........     (1.28)       (1.28)      (0.31)       (0.31)     (0.05)     (0.05)     (0.14)     (0.55)     (0.19)
                             --------   ----------    --------   ----------    -------   --------   --------   --------   --------
Net asset value at
  end of period ...........    $36.60       $36.02      $30.56       $30.25     $25.90     $25.77     $19.11     $19.93     $19.47
                             ========   ==========    ========   ==========    =======   ========   ========   ========   ========
Total investment
  return (b) ..............     24.10%       23.45%      19.16%       18.56%     35.79%     35.11%     (3.40%)     5.36%     39.25%

Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income (loss)  ......     (0.48%)      (1.00%)      (0.3%)       (0.8%)      0.2%      (0.4%)     (0.5%)+    (0.6%)     (0.7%)

     Expenses .............      1.09%        1.61%        1.1%         1.6%       1.1%       1.7%       1.8%+      1.8%       1.8%
Portfolio turnover rate ...        35%          35%         16%          16%        29%        29%        11%        31%        73%
Average commission
  rate paid ...............  $ 0.0592   $   0.0592    $ 0.0599   $   0.0599        (c)        (c)        (c)        (c)        (c)
Net assets at end of
  period (in 000's) .......  $216,292   $1,869,664    $126,958   $1,342,578    $44,434   $856,221   $499,133   $472,497   $279,300

----------
 *   The Fund changed its fiscal year end from August 31 to December 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between

MainStay Capital Appreciation Fund


market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $16,994,618 have been reclassified from accumulated net investment loss to additional paid-in capital, due to net investment loss incurred by the Fund in 1997.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

Notes to Financial Statements continued

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.36% of the average daily net assets of the Fund on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of the New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $3,934,494. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $1,996,154.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.75% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

MainStay Capital Appreciation Fund

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $201,562 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $1,485,899 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $2,047,191 and $148,900, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $55,774 for the year ended December 31, 1997.

Fees for recordkeeping services provided to the Fund by MainStay Management, or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $41,466 and $164,868 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

Note 4--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $743,507 and $617,767, respectively.

Notes to Financial Statements continued

Note 5--Capital Share Transactions (in 000's):

                                                                                Year ended December 31
                                                                              1997                  1996
                                                                        ------------------    -----------------
                                                                        Class A    Class B    Class A   Class B
                                                                        -------    -------    -------   -------
Shares sold.........................................................     6,499     15,460      4,064     19,254
Shares issued in reinvestment of distributions......................       194      1,803         39        431
                                                                        ------     ------     ------     ------
                                                                         6,693     17,263      4,103     19,685
Shares redeemed.....................................................    (4,938)    (9,753)    (1,664)    (8,528)
                                                                        ------     ------     ------     ------
Net increase........................................................     1,755      7,510      2,439     11,157
                                                                        ======     ======     ======     ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Capital Appreciation Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1998

                       This page intentionally left blank

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar
                            graph showing        Invests primarily in common stocks       You want your investments to grow
CAPITAL APPRECIATION FUND   risk/return          of companies in expanding markets        and are willing to accept a higher
                            of Fund]             with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph showing        the makeup and returns of the            participate in the growth potential
                            risk/return          S&P 500*                                 of stocks with the protection of a
                            of Fund]                                                      principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph showing        international stock markets with         of international equities or want to
                            risk/return          an emphasis on risk control              add diversification to your domestic
                            of Fund]                                                      investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       risk/return          a special blend of capital               may offer growth potential if converted
                            of Fund]             appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph showing        return from common stocks,               have undervalued and you want to
                            risk/return          convertible securities, and high-yield   manage risk through multimarket
                            of Fund]             corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Balances current income with growth      You seek a combination of income and
Total Return Fund           risk/return          opportunities by investing in stocks,    growth potential and want to manage
                            of Fund]             bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  risk/return          attractive dividends and a stimulus      securities which may have more poten-
                            of Fund]             for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph showing       consistent with safety of principal      current income and safety of principal
                             risk/return         primarily from U.S. government
                             of Fund]            securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph showing       An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/return         fund that is actively managed for        and can accept the higher risk of
                             of Fund]            maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph showing       non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/return         risk control                             diversification to your domestic
                             of Fund]                                                     investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph showing       preservation of capital, and             competitive yields on cash you're plan-
                             risk/return         liquidity, with free checkwriting**      ning to spend or invest in the near future
                             of Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph showing       tive overall return by investing in      higher income and overall return by
                             risk/return         a diversified portfolio of domestic      investing in multiple bond market
                             of Fund]            and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund     graph showing       from both federal and California         keep more of what you earn by invest-
                             risk/return         income taxes consistent with             ing for income that's double tax free+++
                             of Fund]            preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund       graph showing       from federal, New York State, and        and want to keep more of what you earn
                             risk/return         New York City income taxes consis-       with income that's double or triple tax
                             of Fund]            tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph showing       Seeks high current income                You're in a high federal income tax
Tax Free Bond Fund           risk/return         exempt from regular federal income tax   bracket or want to pay less of your
                             of Fund]            with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============--------------------------
                                  Capital Appreciation Fund
                               -------------------------------



                                                                   Annual Report

                                                               December 31, 1997






                                                             [LOGO] MAINSTAY(R)
                                                                    FUNDS



                          OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                       Dechert Price & Rhoads
                          Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly     [LOGO]
owned subsidiary of New York Life Insurance Company.              NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Capital Appreciation Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.

[GRAPHIC]                                                           MSAN05-02/98

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Convertible Fund Highlights                                           5

$10,000 Invested in the MainStay
Convertible Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                            6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by Industry--Top 5                                             9

Portfolio Composition                                                         10

Returns & Lipper Rankings                                                     15

Top 10 Holdings                                                               16

10 Largest Purchases                                                          16

10 Largest Sales                                                              16

Portfolio of Investments                                                      17

Financial Statements                                                          28

Notes to Financial Statements                                                 32

Report of Independent Accountants                                             39

The MainStay Funds                                                            40

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more



----------
*    See page 6 for additional information on the S&P 500.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,

/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998



----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Convertible Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Convertible Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to issuer concentration, borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Convertible Fund is presented below.

PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                   For      Authority Withheld    Result
                             ----------------                                   ---      ------------------    ------
Edward J. Hogan...........................................................   34,012,134      1,298,543         Passed
Nancy Maginnes Kissinger..................................................   33,995,613      1,315,064         Passed
Donald E. Nickelson.......................................................   34,016,574      1,294,103         Passed
Richard S. Trutanic.......................................................   34,021,506      1,289,171         Passed
Harry G. Hohn.............................................................   34,016,019      1,294,658         Passed
Terry L. Lierman..........................................................   34,013,994      1,296,683         Passed
Donald K. Ross............................................................   34,015,130      1,295,547         Passed
Walter W. Ubl.............................................................   34,020,603      1,290,074         Passed
Alice T. Kane.............................................................   34,016,245      1,294,432         Passed
John B. McGuckian.........................................................   34,021,075      1,289,602         Passed
Stephen C. Roussin........................................................   34,017,538      1,293,139         Passed

PROPOSAL 2--Approval of Management Agreement
For - 33,044,804.88   Against - 721,187.24     Abstain - 1,544,681.51   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay Shields Financial Corporation
For - 32,949,303.85   Against - 721,918.24     Abstain - 1,639,452.54   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 22,698,297.62   Against - 901,427.02     Abstain - 1,621,085.04   Broker Non-Vote - 8,116,150.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 24,123,316.38   Against - 1,006,110.43   Abstain - 1,899,981.82   Broker Non-Vote - 8,281,269.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                For            Against         Result
                          ----------------------                                ---            -------         ------
A1--Asset Pledges, Mortgages, Hypothecation................................  24,106,182.37   1,023,244.44      Passed
A2--Oil, Gas, or Mineral Lease Interests...................................  24,082,831.36   1,046,595.45      Passed
A3--Real Estate Limited Partnership Interests..............................  24,066,641.36   1,062,785.45      Passed
C1--Issuer Concentration...................................................  24,105,543.37   1,023,883.44      Passed
C2--Borrowing Money........................................................  24,086,116.36   1,043,310.45      Passed
C3--Industry Concentration.................................................  24,097,717.37   1,031,709.44      Passed
C4--Issuing Senior Securities..............................................  24,071,510.36   1,057,916.45      Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 33,745,322.11   Against - 281,035.09     Abstain - 1,284,317.42   Result - Passed

MainStay Convertible Fund

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ] Overall, the U.S. economy continued to benefit from low inflation, moderate growth, and declining interest rates.

[ ] Difficulties in Southeast Asian markets increased volatility and risk in the stock and convertible markets in the third and fourth quarters of the year.

[ ] Oil and gold prices declined substantially and some other commodities were negatively impacted by the troubles in Asian markets.

[ ] The stock market focused primarily on the largest-capitalization issues, making security selection among smaller issues a key performance determinant.

[ ] Throughout the year, demand for convertibles far outstripped supply, and bullish market sentiment led many investors to focus on profit opportunities resulting from volatility rather than basic fundamentals and credit analysis.

================================================================================

--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] One-year returns of 11.36% and 10.67% for Class A and Class B shares, respectively, excluding all sales charges.

[ ] Both share classes underperformed the average Lipper* convertible securities fund, which returned 17.61% for the year ended 12/31/97.

[ ] The Fund's risk-averse approach negatively impacted performance in a market where many investors were willing to accept higher levels of risk for higher returns.

[ ] Individual security selection and fundamental analysis helped the Fund identify many positive situations and profit opportunities.

[ ] Gold and energy holdings hurt performance as the prices of commodities declined.

[ ]  In June 1997, the Fund was closed to new investors.

================================================================================

----------
* See footnote and table on page 15 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
Convertible Fund versus S&P 500
and Inflation

CLASS A SHARES     SEC Returns: 1-Year 5.24%, 5-Year 12.38%, 10-Year 12.65%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                            MainStay
Year             S&P                      Convertible
End              500*                        Fund                   Inflation+
--------------------------------------------------------------------------------
12/87           10,000                       9,450                   10,000
12/88           11,656                      10,374                   10,441
12/89           15,342                      11,074                   10,925
12/90           14,866                      10,332                   11,608
12/91           19,385                      15,340                   11,954
12/92           20,861                      17,351                   12,308
12/93           22,955                      21,596                   12,645
12/94           23,258                      21,306                   12,974
12/95           31,989                      26,360                   13,311
12/96           39,327                      29,557                   13,752
12/97           52,447                      32,916                   13,984

[GRAPHIC]  MainStay Convertible Fund

[GRAPHIC]  S&P 500*

[GRAPHIC]  Inflation+


CLASS B SHARES     SEC Returns: 1-Year 5.67%, 5-Year 13.00%, 10-Year 13.08%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                            MainStay
Year             S&P                      Convertible
End              500*                        Fund                   Inflation+
--------------------------------------------------------------------------------
12/87           10,000                      10,000                   10,000
12/88           11,656                      10,978                   10,441
12/89           15,342                      11,718                   10,925
12/90           14,866                      10,933                   11,608
12/91           19,385                      16,233                   11,954
12/92           20,861                      18,360                   12,308
12/93           22,955                      22,853                   12,645
12/94           23,258                      22,540                   12,974
12/95           31,989                      27,737                   13,311
12/96           39,327                      30,897                   13,752
12/97           52,447                      34,195                   13,984

[GRAPHIC]  MainStay Convertible Fund

[GRAPHIC]  S&P 500*

[GRAPHIC]  Inflation+


----------
   The Class A graph assumes an initial investment of $10,000 made on 12/31/87 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 12/31/87 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Convertible Fund Team

CONVERTIBLE FUND TEAM

Thomas Wynn, Neil Feinberg, and Denis Laplaige


Despite high volatility and extreme investor uncertainty, 1997 was a very positive year for the convertible market as a whole. The stock market's gains were dominated by the largest-capitalization issues, sometimes known as the "nifty fifty." Smaller-capitalization stocks had widely divergent performance, emphasizing the need for careful and sound security selection.

Demand for convertibles far outstripped the supply in the first half of 1997, and in the second half of the year, many market participants used volatility to their advantage by buying convertibles and short selling stocks in an effort to profit from wide market swings. This created an artificial demand for convertibles, as Asian financial difficulties shifted the fundamental outlook for many companies. The market's preoccupation with profit reduced the focus on basic fundamentals and credit concerns, but resulted in high total returns for the convertible market as a whole.

The strength of the U.S. dollar and financial problems in Asia had a telling effect on many commodity-based companies. Gold prices declined substantially, taking a heavy toll on companies engaged in mining precious metals. Declining oil prices had a negative impact on drilling, oil services, and energy companies.

Early in the year, concerns about rising inflation led the Federal Reserve Board to take action to contain it. As economic growth slowed, inflation and interest rates both declined for the remainder of the year, causing a rally in bonds and helping stimulate positive performance among stocks and convertible securities.

Given this context, how did the MainStay Convertible Fund perform in 1997?

The MainStay Convertible Fund returned 11.36% and 10.67% for Class A and Class B shares, respectively, excluding all sales charges for the year ended 12/31/97. Both share classes underperformed the average Lipper* convertible securities fund, which returned 17.61% for the year ended 12/31/97.

Why did the Fund underperform its peers?

The market was artificially inflated by strong demand and meager supply of


[GRAPHIC]

Volatility
----------

Fluctuations in the price of securities or markets, up or down, over a short period of time.

Capitalization
--------------

The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

Short sale
----------

Selling a security or commodity futures contract not owned by the seller. The technique may be used to take advantage of anticipated price declines or to protect profit in a long position.


----------
* See footnote and table on page 15 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             Total
                             Return
Year end                       %
--------                     ------
12/86                         1.03
12/87                        (8.58)
12/88                         9.78
12/89                         6.74
12/90                        (6.70)
12/91                        48.47
12/92                        13.11
12/93                        24.47
12/94                        (1.34)
12/95                        23.72
12/96                        12.13
12/97                        11.36

Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 15 for more information on performance.

CLASS B SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             Total
                             Return
Year end                       %
--------                     ------
12/86                         1.03
12/87                        (8.58)
12/88                         9.78
12/89                         6.74
12/90                        (6.70)
12/91                        48.47
12/92                        13.11
12/93                        24.47
12/94                        (1.34)
12/95                        23.02
12/96                        11.39
12/97                        10.67

See footnote * on page 15 for more information on performance.


convertibles throughout the year, particularly during the first half of 1997. In the second half of the year, much of the demand resulted from investors seeking to profit from the overall volatility of the market rather than the fundamental characteristics of the securities they owned.

As conservative, risk-averse managers, we follow a strict investment process that requires fundamental analysis and focuses on both the risk and return sides of the investment equation. We chose not to participate in many of the convertibles that proved to be strong performers during the

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                             Percent
                                             -------
Computer & Office Equipment                   10.8%
Retail                                         6.8%
Publishing                                     5.0%
Software                                       4.9%
Insurance                                      4.4%
All Other                                     68.1%

Actual percentages will vary over time. This chart does not include short positions in common stock.


year because they offered insufficient downside protection for investors. In a year when the stock market rose over 33%, many convertibles tended to perform like equities. But generally when securities reach that point, our investment disciplines tell us to reduce or close out the Fund's position. In that way, we seek to provide a measure of downside protection if the market should swing in the opposite direction. Unfortunately, it also meant that the Fund missed some opportunities on the upside.

With a strong U.S. dollar, we felt that multinational companies would feel the impact sooner than they did. So the Fund stayed largely with domestic holdings and missed some of the increases in multinational names. In addition, when Asian problems developed in the third and fourth quarters of 1997, we felt that energy would be relatively insulated from those problems. But, with warm weather, oil prices declined to less than $18 a barrel, which negatively impacted the Fund's holdings in Chevron and Apache convertibles and Texaco common stock. Together, these factors had a negative impact on the Fund's performance.

What do you look for in convertible securities?

Our approach starts with the underlying stock and the fundamental forces that could affect its price. In assessing the convertibles we take into account a variety of investment considerations, including credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock. Naturally we're attracted to issues that we believe offer more upside potential than downside risk.

Can you give us an example of how you applied that strategy to the management of the Fund?

Certainly. We bought Samsung convertibles for the Fund at 500 basis points over Treasuries with a very small conversion premium. The company's debt carried an investment grade rating and the stock was


[GRAPHIC]

Conversion
premium
----------

The amount by which the price of a convertible exceeds the market price of the underlying stock. If a stock is trading at $50 and the bond convertible at $45 is trading at $50, the premium is $5. When the premium is high, the bond trades like an income security, when it is low, it trades like a stock.

[GRAPHIC]


PORTFOLIO COMPOSITION AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                         Percent
                                                         -------
Convertible Bonds                                         47.1%
Convertible Preferred Stocks                              27.0%
Common Stocks                                             19.2%
Preferred Stocks                                           0.7%
Purchased Put Options                                      0.6%
Corporate Bonds                                            0.4%
Cash, Equivalents & Other Assets, less Liabilities         5.0%

Actual percentages will vary over time. This chart does not include short positions in common stock.



selling 50% off its high for the year, so we saw upside potential, with enough income from the convertibles to make them desirable regardless of where the stock moved. We felt the securities offered substantial upside potential with limited downside risk. As the convertibles rose in price, their underlying risk increased. Seeing weakness in the semiconductor market we decided to sell the Fund's position. Our decision helped the Fund earn a profit and get out of an Asian-based security long before its price declined.

Are there other good examples of how your process worked?

Yes. Mail-Well is a specialty envelope company that owns Mailboxes Etc. The company offered a new convertible issue rated B+, with a 5.00% coupon and a short 5-year maturity. The coupon and short maturity provided the downside protection we seek. As the stock price rose from $30 to $40, the price of the convertible increased from 100 to 120 cents on the dollar. The Fund continues to hold the securities, although we did sell some at a profit, which had a positive impact on the Fund's performance in 1997.

Unisys is another holding that did very well. The Fund held two Unisys convertibles during the year. As the company underwent positive management changes, its stock price increased about 150%. As the stock price rose, both of the convertibles reached their conversion price and were converted into equities. The stock the Fund received is currently its largest equity holding. In this case, it was our decision not to sell that benefited the Fund and we believe Unisys is well positioned for strong performance in 1998.

You've talked about when to buy and when to hold. What about when to sell?

There are many reasons to sell. If a position causes the Fund to exceed what we believe to be prudent diversification guidelines with respect to an issue or industry we may trim back. We may also sell if a security performs poorly or if it performs well enough to reach what we believe to be an appropriate price target to sell. Host Marriott is a top-tier hotel chain that includes the Ritz Carlton Hotels. At the beginning of the year, their convertible preferred was a substantial holding for the Fund. We had bought the convertibles when the stock was at $12 or $13, and as it moved over $20, we felt it was a good time to sell. We sold at attractive prices and our timing was also good, since the stock has since declined. The overall effect was positive for the Fund's investment portfolio.

The Home Shopping Network was another issue that performed very well, met our target price, and was then sold at a profit. Although the company has done very well since we sold, the convertibles again moved into the range where they began to perform like equities, with less downside protection, so the Fund sold the convertibles at a substantial gain, which of course was positive for investors.

Were all of your decisions so positive?

Unfortunately, not all of them were. The Fund bought convertibles from Coeur d'Alene, a gold and silver mining company, in October. The securities had a 7.25% coupon and a 7-year maturity and were attractively priced when we bought them. Given the heavy toll gold stocks had already taken, we thought there was strong upside potential, particularly since the company is half in silver, which has a wide variety of industrial uses. Unfortunately, as the Asian crisis unfolded, gold stocks continued to tumble and the Fund lost about 20% on its Coeur d'Alene investment. Nevertheless, we remain bullish on silver and believe that when the market recognizes that Coeur d'Alene is also a silver company, it may lead the pack when precious metals recover.

Did the Fund own any other gold securities during the year?

Yes. The Fund also purchased Barrick Gold Corp. from October through December as gold prices continued to decline. Since this is a top-tier gold company, we believe that it will perform well whether gold goes up or down. If gold continues to decline, smaller gold miners may go bankrupt, giving Barrick Gold Corp. opportunities to acquire assets at inexpensive prices. If gold goes up, investors should turn to the top-tier companies first, and Barrick Gold Corp. is one of the best there is. Despite its dismal performance for the year, we think it's a solid holding for the Fund going forward.

What else did you buy for the Fund during the year?

ESC Medical was a small Israeli growth company selling laser hair removal products and other medical devices. They approached us with an overnight offering--or a security that calls for evaluation and a decision by the following morning. Believing the size of the offering would negatively impact the stock price and the convertible was not priced attractively, we initially declined. A few weeks later, however, we felt the convertible was appropriately priced relative to the common stock, offered sufficient downside protection, and could perform well for the Fund. The Fund took a sizable posi-


[GRAPHIC]

Bullish/Bearish
---------------

A bull market occurs when security prices are rising, a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

[GRAPHIC]


tion in ESC Medical and sold a portion of it as the price advanced.

Boston Chicken zero-coupon bonds didn't do so well. Although the market may expect a default, we see the company as a potential acquisition candidate with a strong brand franchise. We also liked the fact that management is now working to rectify difficulties and improve the company's fundamentals. The Fund bought the bonds in the fourth quarter at 20 cents on the dollar, and they declined to 15 cents on the dollar. Although we recognize significant downside risk here, we also feel there's strong upside potential if the company is acquired or turns itself around.

Another purchase worth mentioning was Newell, an investment-grade consumer products company that specializes in turnarounds and corporate integration. They were offering a 5.25% convertible preferred that we bought for the Fund in December, largely as a defensive move to help manage risk. Given the fallout in Southeast Asia, investors are turning to more dependable names, and we think Newell will be among them. While the purchase was too recent to have much effect on performance, at year end, Newell represented the Fund's second largest holding.

Aside from those you've already mentioned, were there other significant sales during 1997?

We bought Bethlehem Steel convertibles for the Fund earlier in the year, perceiving modest upside potential, but very limited downside risk, given the security's very high yield. The stock moved up from $8 to $12, and the convertibles rose from $37 to $45. We chose to sell the securities because we believed the company's fundamentals were declining and they planned to add debt in a new acquisition. Despite these fundamental shifts, as interest rates declined, investors searching for yield continued to push prices to high levels. We believe this was a case of investors ignoring fundamentals for the sake of returns and we were glad to get out of the bonds.

Were there other securities you bought and sold for the Fund?

Yes. We bought Med Partners for the Fund, which organizes physicians in bargaining with HMOs, but the company received a bid from PhyCor, which was negatively viewed by the market. We evaluated the risks and potential rewards of the deal and felt that the Fund would be better off in PhyCor than Med Partners. So we sold the Fund's position in Med Partners and purchased PhyCor. We felt if the Fund held Med Partners, it would have 50% downside risk with only 15% upside potential. With PhyCor calling the shots in the merger, we felt there would be more upside potential with considerably lower downside risk. Although the impact was essentially neutral for the Fund, we viewed it as a positive in managing the Fund's risk profile.

What were the Fund's worst performers in 1997?

In addition to Boston Chicken and the Fund's gold holdings, the Fund also was impacted negatively by Cityscape, an aggressive subprime mortgage lending company. It suffered as interest rates dropped and prepayments increased. The Fund's Cityscape holdings had a negative impact on performance.

The Fund also owned Applied Magnetics, which had significant gains at the beginning of the year, but suffered when an acquisition target launched a negative publicity campaign. Later in the year, the fundamentals of the disk-drive market deteriorated. The common stock went from $60 to $10. Although we had hedged the Fund's convertible position by selling the stock short, which helped us avoid some of the downside risk, Applied Magnetics took a substantial toll on the Fund's performance.

Did the Fund have any exposure to Southeast Asian markets?

Yes, but it was relatively small. As mentioned, we sold the Fund's position in Samsung before the Korean market fell. The Fund had some yen exposure during the year, but it sold its holdings in second-tier Japanese banks and now holds only the Bank of Tokyo-Mitsubishi. Although we couldn't predict it, keeping the Fund's exposure to Southeast Asia minimal turned out to be a very wise decision, particularly since there are a lot of Southeast Asian convertibles available.

Were there other profitable decisions you made for the Fund in 1997?

Putting money into utilities was a successful move, although our timing may have been a little early, given the decline in oil prices in the fourth quarter. We saw convertibles and high-yield securities becoming overpriced, while utilities looked very attractive. They had price-to-earnings ratios about half the market level and were paying sizeable dividends. So we increased the Fund's utility holdings, overweighting it in utility securities.

The Fund also bought Cooper Industries convertibles. Despite the risk of the bonds being called, we saw minimal downside and the Fund participated handsomely on the upside. The stock price rose, the bonds converted at about $43 and we were able to sell the Fund's position at an average price of $50, which was positive for the Fund. This was another example of a low-risk security that proved highly beneficial for the Fund.

Where was the Fund over- or underweighted?

At year end, the Fund was overweighted in energy and slightly overweighted in technology. It was underweighted in media, which is a large portion of the market, but we perceive the valuations and risks to be much too high. The Fund was underweighted in international securities and at year end had no holdings in any of the Southeast Asian emerging markets.

What is the overall quality of the Fund's investment portfolio?

At year end, the overall quality of the Fund's investment portfolio was BB+, which was relatively high given the overall makeup of the convertible market. Of course, the Fund holds securities across a wide range of quality ratings.


[GRAPHIC]

[GRAPHIC]

Certain of the Fund's investments have speculative characteristics.


Past performance is no guarantee of future results.


Why was the MainStay Convertible Fund closed to new investors?

In April, the Fund's Board of Trustees made the decision to close the Convertible Fund to new investors largely due to supply and demand dynamics. Currently the Fund represents about 1% of the convertible market, and the decision to close the Fund will help it maintain liquidity without forcing it to purchase overvalued securities with new cash flows. If the convertible market should expand or significant opportunities arise in the future, the Fund's Board of Trustees may elect to reopen the Fund if they deem it appropriate to do so.

What is your outlook going forward?

We believe that despite low oil prices, valuations are currently attractive among energy stocks and we may seek out selected opportunities among utilities with strong fundamentals. Whatever develops in the convertible market, we will continue to view protection of principal as a key concern as we seek capital appreciation along with current income.

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers

Returns & Lipper Rankings as of 12/31/97

-------------------------------------------------------------------------------------
Fund average annual total returns*
=====================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years        through 12/31/97
Class A               11.36%         13.66%          13.29%                 10.52%
Class B               10.67%         13.24%          13.08%                 10.35%
=====================================================================================

-------------------------------------------------------------------------------------
Fund SEC returns*
=====================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years        through 12/31/97
Class A               5.24%          12.38%          12.65%                9.99%
Class B               5.67%          13.00%          13.08%               10.35%
=====================================================================================

-------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
=====================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years        through 12/31/97
Class A               48 out of      n/a             n/a                  n/a
                      51 funds
Class B               49 out of      10 out of       7 out of             4 out of
                      51 funds       23 funds        14 funds             8 funds
Average Lipper
convertible
securities fund       17.61%         12.40%          12.88%               9.48%
=====================================================================================

-------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
=====================================================================================
                     NAV 12/31/97                Income                Capital Gains
Class A                 $13.53                   $0.6030                  $1.2204
Class B                 $13.52                   $0.5115                  $1.2204
=====================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

Top 10 Holdings as of 12/31/97
-----------------------------------------------------------------------------------------------
HOLDING                                                                                  AMOUNT
===============================================================================================
Microsoft Corp., $2.196, Series A                                                   $43,814,062
Newell Financial Trust I, 5.25%                                                      24,900,250
Mail-Well, Inc., 5.00%, due 11/1/02                                                  21,087,500
International Paper Co., 5.25%                                                       20,551,300
RPM, Inc. of Ohio, (zero coupon), due 9/30/12                                        18,788,875
Unisys Corp.                                                                         18,241,430
Hollinger, Inc., Series U.S., (zero coupon), due 10/5/13                             16,716,575
Pennzoil Co., Series U.S., 4.75%, due 10/1/03                                        16,292,500
DSC Communications Corp., 7.00%, due 8/1/04                                          14,100,000
Loral Space & Communications Ltd., 6.00%, Series C                                   13,468,500
===============================================================================================

10 Largest Purchases for the year ended 12/31/97
-----------------------------------------------------------------------------------------------
SECURITY                                                                     AMOUNT OF PURCHASE
===============================================================================================
DSC Communications Corp., 7.00%, due 8/1/04 and Common Stock                        $49,354,044
QUALCOMM Financial Trust, 5.75% Preferred Stock and Common Stock                     39,889,768
Standard & Poor's 500 Depository Receipts Common Stock                               39,577,487
Applied Magnetics Corp., 7.00%, due 3/15/06 and Common Stock                         33,133,811
CUC International, Inc., 3.00%, due 2/15/02 and Cendant Corp. Common Stock           32,067,214
Boston Chicken, Inc., (zero coupon), due 6/1/15, 4.50%, due 2/1/04
    7.75%, due 5/1/04 and Common Stock                                               31,755,382
Mail-Well, Inc., 5.00%, due 11/1/02 and Common Stock                                 29,184,250
Alza Corp., (zero coupon), due 7/14/14, 5.00%, due 5/1/06 and Common Stock           26,472,772
Time Warner, Inc., (zero coupon), due 12/17/12, (zero coupon), due 6/22/13
    and Common Stock                                                                 25,913,301
Federal-Mogul Financial Trust, 7.00% Preferred Stock                                 24,450,000
===============================================================================================

10 Largest Sales for the year ended 12/31/97
-----------------------------------------------------------------------------------------------
SECURITY                                                                         AMOUNT OF SALE
===============================================================================================
QUALCOMM Financial Trust, 5.75% Preferred Stock and Common Stock                    $38,738,224
Cooper Industries, Inc., 7.05%, due 1/1/15, 6.00% Preferred Stock
    and Common Stock                                                                 38,300,946
Standard & Poor's 500 Depository Receipts Common Stock                               36,744,122
DSC Communications Corp., 7.00%, due 8/1/04 and Common Stock                         35,904,502
Applied Magnetics Corp., 7.00%, due 3/15/06 and Common Stock                         33,881,240
Chubb Corp. Common Stock                                                             31,416,488
Alza Corp., (zero coupon), due 7/14/14, 5.00%, due 5/1/06 and Common Stock           30,104,708
CUC International, Inc., 3.00%, due 2/15/02 and Cendant Corp. Common Stock           28,666,217
Unisys Corp., 8.25%, due 3/15/06, 8.25%, due 8/1/20 and Common Stock                 24,371,586
Berkshire Hathaway, Inc., 1.00%, due 12/2/01                                         23,233,617
===============================================================================================

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. Dollar amounts represent the aggregate value of the Fund's long positions and do not include the value of the Fund's short positions, if any. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1997


                                                      Principal
                                                        Amount                  Value
                                                    =====================================
CONVERTIBLE SECURITIES (74.1%)+
BONDS (47.1%)

ADVERTISING (0.5%)
Interpublic Group of Companies
   Inc. (The)
   1.80%, due 9/16/04 (c).....................      $   4,550,000           $   3,685,500
Omnicom Group, Inc.
   2.25%, due 1/6/13 (c)......................          1,250,000               1,306,250
                                                                            -------------
                                                                                4,991,750
                                                                            -------------

AUTO PARTS (1.7%)
Mark IV Industries, Inc.
   4.75%, due 11/1/04 (c).....................          4,150,000               3,838,750
MascoTech, Inc.
   4.50%, due 12/15/03 (e)....................         13,000,000              11,245,000
                                                                            -------------
                                                                               15,083,750
                                                                            -------------

BANKS (1.1%)
Mitsubishi Bank Limited
   International Finance
   (Bermuda) Trust
   3.00%, due 11/30/02........................          8,700,000               9,026,250
STB Cayman Capital Ltd.
   0.50%, due 10/1/07 (c)(z)..................     (Y)100,000,000                 574,889
                                                                            -------------
                                                                                9,601,139
                                                                            -------------

CELLULAR TELEPHONE (0.4%)
United States Cellular Corp.
   (zero coupon),
   due 6/15/15 (a)(aa)........................      $   9,350,000               3,354,312
                                                                            -------------

CHEMICALS (2.2%)
Indian Petrochemicals Corp.
   2.50%, due 3/11/02 (c).....................          1,000,000                 950,000
RPM, Inc. of Ohio
   (zero coupon),
   due 9/30/12 (a)(aa)........................         38,150,000              18,788,875
                                                                            -------------
                                                                               19,738,875
                                                                            -------------

COMPUTER NETWORKING (0.3%)
System Software Associates, Inc.
   7.00%, due 9/15/02.........................          3,000,000               2,565,000
                                                                            -------------

COMPUTERS & OFFICE EQUIPMENT (6.6%)
Apple Computer, Inc.
   6.00%, due 6/1/01 (e)......................         16,100,000              12,397,000
Applied Magnetics Corp.
   7.00%, due 3/15/06.........................          8,075,000               6,177,375
Comverse Technology, Inc.
   5.75%, due 10/1/06.........................          4,550,000               4,823,000
HMT Technology Corp.
   5.75%, due 1/15/04 (c).....................          2,500,000               2,187,500
   5.75%, due 1/15/04.........................          5,500,000               4,702,500
InaCom Corp.
   4.50%, due 11/1/04.........................          4,000,000               3,820,000
   6.00%, due 6/15/06 (c).....................          4,500,000               6,007,500
Quantum Corp.
   5.00%, due 3/1/03 (c)......................          1,200,000               2,181,000
   7.00%, due 8/1/04..........................          1,400,000               1,295,000
Safeguard Scientifics, Inc.
   6.00%, due 2/1/06 (c)(e)...................          5,775,000               6,352,500
U.S. Office Products Co.
   5.50%, due 5/15/03.........................          7,000,000               6,580,000
Vantive Corp.
   4.75%, due 9/1/02 (c)......................          3,350,000               3,132,250
                                                                            -------------
                                                                               59,655,625
                                                                            -------------

CONSTRUCTION & ENGINEERING (0.0%) (b)
Empresas ICA Controladora S.A.
   Series U.S.
   5.00%, due 3/15/04 (p).....................            400,000                 318,000
                                                                            -------------

DRUGS (0.2%)
Dura Pharmaceuticals, Inc.
   3.50%, due 7/15/02.........................          1,000,000               1,112,500
Fuisz Technologies, Ltd.
   7.00%, due 10/15/04 (c)....................          1,200,000               1,074,000
                                                                            -------------
                                                                                2,186,500
                                                                            -------------

ELECTRICAL EQUIPMENT (0.9%)
California Microwave, Inc.
   5.25%, due 12/15/03........................          2,281,000               2,024,388
Credence Systems Corp.
   5.25%, due 9/15/02 (c).....................          2,450,000               2,058,000
Kent Electronics Corp.
   4.50%, due 9/1/04..........................          5,000,000               4,025,000
                                                                            -------------
                                                                                8,107,388
                                                                            -------------

ENERGY (2.5%)
Apache Corp.
   6.00%, due 1/15/02 (o).....................          1,600,000               1,828,000
   6.00%, due 1/15/02 (c).....................          4,175,000               4,769,937
Pennzoil Co.
   Series U.S.
   4.75%, due 10/1/03 (e).....................         12,250,000              16,292,500
                                                                            -------------
                                                                               22,890,437
                                                                            -------------

----------
+    Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                      Principal
                                                        Amount                  Value
                                                    =====================================
BONDS (Continued)

FINANCIAL SERVICES (0.0%) (b)
Cityscape Financial Corp.
   6.00%, due 5/1/06 (o)......................      $   1,500,000           $      41,250
   6.00%, due 5/1/06 (c)......................          3,125,000                  85,938
   6.00%, due 5/1/06..........................          6,950,000                 191,125
                                                                            -------------
                                                                                  318,313
                                                                            -------------

FOOD, BEVERAGES & TOBACCO (0.8%)
Chock Full O' Nuts Corp.
   7.00%, due 4/1/12..........................          1,700,000               1,708,500
Grand Metropolitan, PLC
   6.50%, due 1/31/00 (c).....................          4,150,000               5,488,375
                                                                            -------------
                                                                                7,196,875
                                                                            -------------

GAS UTILITIES (0.9%)
Consolidated Natural Gas Co.
   7.25%, due 12/15/15........................          6,875,000               7,906,250
                                                                            -------------

HEALTH CARE (2.1%)
Concentra Managed Care, Inc.
   6.00%, due 12/15/01 (c)....................          1,000,000               1,315,000
Integrated Health Services, Inc.
   5.75%, due 1/1/01..........................          5,000,000               5,375,000
   6.00%, due 1/1/03..........................          5,000,000               5,350,000
NovaCare, Inc.
   5.50%, due 1/15/00.........................            750,000                 703,125
PhyCor, Inc.
   4.50%, due 2/15/03.........................          1,475,000               1,416,000
Tenet Healthcare Corp.
   6.00%, due 12/1/05.........................          5,000,000               4,775,000
                                                                            -------------
                                                                               18,934,125
                                                                            -------------

INSURANCE (2.3%)
Fidelity National Financial, Inc.
   (zero coupon)
   due 2/15/09 (a)(e)(aa).....................         10,773,000               8,564,535
Fremont General Corp.
   (zero coupon)
   due 10/12/13 (a)(aa).......................          3,085,000               3,231,538
Italy Province (Republic of)
   5.00%, due 6/28/01 (r).....................          7,500,000               9,262,500
                                                                            -------------
                                                                               21,058,573
                                                                            -------------

LEISURE (0.8%)
Family Golf Centers, Inc.
   5.75%, due 10/15/04 (c)....................          6,650,000               6,849,500
                                                                            -------------

MEDIA (1.2%)
Time Warner, Inc.
   (zero coupon), due 6/22/13 (aa)............         22,000,000              11,027,500
                                                                            -------------

MEDICAL EQUIPMENT (1.6%)
ESC Medical Systems Ltd.
   6.00%, due 9/1/02 (c)......................          8,500,000               8,967,500
Phoenix Shannon, PLC ADR
   9.50%, due 11/1/00
   (c)(f)(g)(h)...............................          2,500,000                 250,000
Thermedics, Inc.
   (zero coupon), due 6/1/03 (o)..............          2,000,000               1,460,000
Thermo Cardiosystems, Inc.
   4.75%, due 5/15/04 (c).....................          3,000,000               3,150,000
Uromed Corp.
   6.00%, due 10/15/03 (c)....................          1,250,000                 650,000
                                                                            -------------
                                                                               14,477,500
                                                                            -------------

OIL SERVICES (0.7%)
Loews Corp.
   3.125%, due 9/15/07........................          6,200,000               6,130,250
                                                                            -------------

PAPER & FOREST PRODUCTS (0.3%)
Thermo Fibertek, Inc.
   4.50%, due 7/15/04 (c).....................          3,000,000               3,120,000
                                                                            -------------

POLLUTION & RELATED (0.2%)
WMX Technologies, Inc.
   2.00%, due 1/24/05.........................          2,000,000               1,690,000
                                                                            -------------

PUBLISHING (4.2%)
Hollinger, Inc.
   Series U.S.
   (zero coupon)
   due 10/5/13 (a)(e)(p)......................         42,590,000              16,716,575
Mail-Well, Inc.
   5.00%, due 11/1/02.........................         17,500,000              21,087,500
                                                                            -------------
                                                                               37,804,075
                                                                            -------------

RESTAURANTS & LODGING (1.1%)
Boston Chicken, Inc.
   (zero coupon), due 6/1/15..................         29,600,000               4,588,000
   4.50%, due 2/1/04..........................          5,600,000               2,744,000
Fine Host Corp.
   5.00%, due 11/1/04 (c)(d)..................          5,775,000               2,714,250
                                                                            -------------
                                                                               10,046,250
                                                                            -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued


                                                      Principal
                                                        Amount                  Value
                                                    =====================================
BONDS (Continued)

RETAIL (5.8%)
Costco Companies, Inc.
   (zero coupon)
   due 8/19/17 (a)(c).........................      $  11,500,000           $   6,526,250
Home Depot, Inc.
   3.25%, due 10/1/01 (e).....................          9,500,000              12,540,000
Home Shopping Network, Inc.
   5.875%, due 3/1/06 (c).....................          3,000,000               5,793,750
   5.875%, due 3/1/06.........................          1,000,000               1,931,250
Homebase, Inc.
   5.25%, due 11/1/04 (c).....................          2,300,000               2,231,000
Michaels Stores, Inc.
   6.75%, due 1/15/03 (e)(aa).................         11,010,000              10,789,800
Rite Aid Corp.
   5.25%, due 9/15/02 (c).....................          4,500,000               4,848,750
Saks Holdings, Inc.
   5.50%, due 9/15/06.........................          9,025,000               7,671,250
                                                                            -------------
                                                                               52,332,050
                                                                            -------------

SEMICONDUCTOR EQUIPMENT (0.3%)
Lam Research Corp.
   5.00%, due 9/1/02 (c)......................          3,500,000               2,905,000
                                                                            -------------

SEMICONDUCTORS (2.0%)
C-Cube Microsystems, Inc.
   5.875%, due 11/1/05........................          3,500,000               2,800,000
Cypress Semiconductor Corp.
   6.00%, due 10/1/02 (c).....................          4,325,000               3,643,812
Level One Communications, Inc.
   4.00%, due 9/1/04 (c)......................          1,250,000               1,193,750
Micron Technology, Inc.
   7.00%, due 7/1/04..........................          6,000,000               5,460,000
S3, Incorporated
   5.75%, due 10/1/03.........................          8,500,000               5,142,500
                                                                            -------------
                                                                               18,240,062
                                                                            -------------

SPECIALIZED SERVICES (1.2%)
CORESTAFF, Inc.
   2.94%, due 8/15/04.........................          5,500,000               4,606,250
CUC International, Inc.
   3.00%, due 2/15/02 (c).....................          4,750,000               5,842,500
                                                                            -------------
                                                                               10,448,750
                                                                            -------------

STEEL, ALUMINUM & OTHER METALS (1.8%)
Coeur d'Alene Mines Corp.
   7.25%, due 10/31/05 (c)....................         11,800,000               8,968,000
Inco Ltd.
   5.75%, due 7/1/04 (p)......................          7,700,000               7,295,750
                                                                            -------------
                                                                               16,263,750
                                                                            -------------

TECHNOLOGY (0.4%)
Thermo Electron Corp.
   4.25%, due 1/1/03 (c)......................          1,000,000               1,265,000
   4.25%, due 1/1/03..........................          2,000,000               2,530,000
                                                                            -------------
                                                                                3,795,000
                                                                            -------------


TELECOMMUNICATION EQUIPMENT (1.8%)
DSC Communications Corp.
   7.00%, due 8/1/04 (c)......................         15,000,000              14,100,000
World Access, Inc.
   4.50%, due 10/1/02 (c).....................          2,850,000               2,451,000
                                                                            -------------
                                                                               16,551,000
                                                                            -------------

TELECOMMUNICATION SERVICES (1.2%)
Gilat Satellite Networks Ltd.
   6.50%, due 6/3/04 (c)......................            750,000                 699,375
Rogers Communications, Inc.
   2.00%, due 11/26/05 (p)....................            500,000                 297,500
Tel-Save Holdings, Inc.
   4.50%, due 9/15/02 (c).....................          7,000,000               6,667,500
   4.50%, due 9/15/02.........................          2,000,000               1,905,000
   5.00%, due 12/15/04 (c)....................          1,250,000               1,209,375
                                                                            -------------
                                                                               10,778,750
                                                                            -------------
Total Convertible Bonds
   (Cost $428,217,461)........................                                426,366,349
                                                                            -------------

                                                        Shares
                                                    =============
PREFERRED STOCKS (27.0%)

AUTO PARTS (1.1%)
Federal-Mogul Financial Trust
   7.00% (c)..................................            200,000              10,200,000
                                                                            -------------

BANKS (0.8%)
Banc One Corp.
   $3.50, Series C............................             22,500               2,365,313
Fuji International Finance Trust
   0.25% (a)(c)(l)............................                148               1,323,264
Union Planters Corp.
   8.00%, Series E............................             45,800               3,915,900
                                                                            -------------
                                                                                7,604,477
                                                                            -------------

BUILDING MATERIALS (0.6%)
Owens Corning Capital LLC
   6.50% (c)..................................            110,000               5,225,000
                                                                            -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                        Shares                  Value
                                                    =======================================
PREFERRED STOCKS (Continued)

CABLE (1.5%)
Cablevision Systems Corp.
   8.50%, Series I (a)(e)(j1).................             96,700           $   3,722,950
United International Holdings, Inc.
   4.00%, Series A (a)(u).....................             53,641               7,509,740
US West, Inc.
   4.50%, Series D............................             32,700               2,017,181
                                                                            -------------
                                                                               13,249,871
                                                                            -------------

CAPITAL GOODS (0.3%)
Cooper Industries, Inc.
   6.00% (e)..................................            134,500               2,454,625
                                                                            -------------

CASINOS (0.4%)
Station Casinos, Inc.
   7.00% (a)..................................             79,700               3,267,700
                                                                            -------------

CHEMICALS (0.1%)
Merrill Lynch & Co., Inc.
   6.25% (m1).................................             35,600               1,228,200
                                                                            -------------

COMPUTERS & OFFICE EQUIPMENT (0.8%)
Vanstar Financing Trust
   6.75%......................................            195,000               7,215,000
                                                                            -------------

CONGLOMERATES (0.4%)
Corning Delaware L.P.
   6.00% (e)..................................             54,500               3,358,562
                                                                            -------------

CONSUMER STAPLES (2.7%)
Newell Financial Trust I
   5.25% (c)..................................            483,500              24,900,250
                                                                            -------------

CONTAINERS (0.2%)
Crown Cork & Seal Co., Inc.
   4.50% (s)..................................             40,000               1,880,000
                                                                            -------------

DOMESTIC OIL & GAS (0.3%)
Enron Corp.
   6.25%......................................            124,100               2,559,563
                                                                            -------------

DOMESTIC OILS (0.5%)
Occidental Petroleum Corp.
   $3.875, Series 1993 (c)....................             65,000               4,095,000
                                                                            -------------

DRUGS (0.0%) (b)
ICN Pharmaceuticals, Inc.
   Series B (c)(q)............................                125                 125,000
                                                                            -------------

ENERGY (0.5%)
EVI, Inc.
   5.00% (a)(c)...............................            101,000               4,494,500
                                                                            -------------

FOOD, BEVERAGES & TOBACCO (0.7%)
Chiquita Brands International, Inc.
   $2.875, Series A...........................             48,500               2,482,594
   $3.75, Series B............................             57,000               3,505,500
                                                                            -------------
                                                                                5,988,094
                                                                            -------------

HOUSEHOLD PRODUCTS (0.3%)
AJL PEPS
   $1.44 (i)..................................            277,200               3,049,200
                                                                            -------------

INSURANCE (1.7%)
Conseco Financing Trust IV
   7.00%, Series F............................             95,000               4,868,750
Merrill Lynch & Co., Inc.
   7.25% (e)(m2)..............................            154,800              10,913,400
                                                                            -------------
                                                                               15,782,150
                                                                            -------------

MEDIA (1.9%)
Houston Industries, Inc.
   7.00% (e)..................................            175,000               9,985,938
SFX Broadcasting, Inc.
   6.50%, Series D............................             58,000               5,140,250
Sinclair Broadcast Group, Inc.
   6.00%......................................             30,000               1,740,000
                                                                            -------------
                                                                               16,866,188
                                                                            -------------

OIL SERVICES (0.2%)
Lomak Petroleum, Inc.
   5.75% (c)..................................             45,000               2,182,500
                                                                            -------------

PAPER & FOREST PRODUCTS (2.7%)
Fort James Corp.
   $3.50, Series L (j2).......................             70,000               3,902,500
International Paper Co.
   5.25% (e)..................................            439,600              20,551,300
                                                                            -------------
                                                                               24,453,800
                                                                            -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued


                                                        Shares                  Value
                                                    =====================================
PREFERRED STOCKS (Continued)

POLLUTION & RELATED (0.1%)
Automatic Commission Exchangeable
   Security Trust II
   6.50% (t)..................................             50,000           $   1,175,000
                                                                            -------------

REAL ESTATE (0.2%)
Security Capital Pacific Trust
   $1.75, Series A............................             46,700               1,529,425
                                                                            -------------

RESTAURANTS & LODGING (0.9%)
Apple South, Inc.
   3.50%, Series A (a)........................             50,000               2,681,250
Host Marriott Finance Trust
   6.75%......................................             94,000               5,569,500
                                                                            -------------
                                                                                8,250,750
                                                                            -------------

SOFTWARE (4.8%)
Microsoft Corp.
   $2.196, Series A (a)(e)....................            487,500              43,814,062
                                                                            -------------

STEEL, ALUMINUM & OTHER METALS (1.0%)
Bethlehem Steel Corp.
   $3.50 (c)..................................            197,250               7,890,000
WHX Corp.
   6.50%, Series A............................             17,400                 796,050
                                                                            -------------
                                                                                8,686,050
                                                                            -------------

TELECOMMUNICATION EQUIPMENT (1.8%)
Loral Space & Communications Ltd.
   6.00%, Series C............................            219,000              13,468,500
QUALCOMM Financial Trust
   5.75%......................................             71,000               3,266,000
                                                                            -------------
                                                                               16,734,500
                                                                            -------------

TELECOMMUNICATION SERVICES (0.4%)
Metromedia International Group
   7.25%......................................             76,000               3,439,000
                                                                            -------------

TRANSPORTATION (0.1%)
Arkansas Best Corp.
   $2.875, Series A...........................             24,000                 984,000
                                                                            -------------
Total Preferred Stocks
   (Cost $231,854,574)........................                                244,792,467
                                                                            -------------
Total Convertible Securities
   (Cost $660,072,035)........................                                671,158,816
                                                                            -------------

                                                      Principal
                                                        Amount                  Value
                                                    =====================================
CORPORATE BONDS (0.4%)

BUILDINGS (0.0%) (b)
UDC Homes, Inc.
   Series C
   (zero coupon)
   due 11/1/00 (a)(d)(g)(h)...................      $      18,799           $       5,264
                                                                            -------------

COMPUTERS & OFFICE EQUIPMENT (0.1%)
Businessland, Inc.
   5.50%, due 3/1/07..........................          1,965,000               1,296,900
                                                                            -------------

INSURANCE (0.3%)
Statesman Group, Inc.
   6.25%, due 5/1/03..........................          2,750,000               2,832,500
                                                                            -------------
Total Corporate Bonds
   (Cost $4,029,958)..........................                                  4,134,664
                                                                            -------------

                                                        Shares
                                                    =============
COMMON STOCKS (19.2%)

AEROSPACE (0.2%)
Wyman-Gordon Co. (a)..........................             73,000               1,432,625
                                                                            -------------

AUTO MANUFACTURING (0.1%)
Ford Motor Co.................................             22,900               1,114,944
                                                                            -------------

AUTO PARTS (0.1%)
Mark IV Industries, Inc. .....................             55,000               1,203,125
                                                                            -------------

BIOTECHNOLOGY (0.3%)
Aviron, Inc. (a)..............................            108,700               2,948,487
                                                                            -------------

BUILDING MATERIALS (0.0%) (b)
Owens Corning (a).............................             11,000                 375,375
                                                                            -------------

CABLE (0.2%)
Cox Communications, Inc.
   Class A (a)................................             40,000               1,602,500
                                                                            -------------

CASINOS (0.1%)
Aztar Corp. (a)...............................            111,500                 696,875
                                                                            -------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                        Shares                  Value
                                                    =====================================

COMMON STOCKS (Continued)

CHEMICALS (0.7%)
Agrium, Inc. .................................            110,400           $   1,345,500
IMC Global, Inc. .............................             51,900               1,699,725
Lyondell Petrochemical Co. ...................             69,916               1,852,774
Monsanto Co. .................................             41,000               1,722,000
                                                                            -------------
                                                                                6,619,999
                                                                            -------------

COMPUTER NETWORKING (0.9%)
Bay Networks, Inc. (a)........................            308,500               7,886,031
                                                                            -------------

COMPUTERS & OFFICE EQUIPMENT (3.3%)
Applied Magnetics Corp. (a)...................             44,700                 497,287
Autodesk, Inc. ...............................             25,100                 928,700
Compuware Corp. (a)...........................             65,000               2,080,000
Comverse Technology, Inc. (a).................              3,000                 117,000
IMNET Systems, Inc. (a).......................             35,100                 570,375
InaCom Corp. (a)..............................             39,200               1,100,050
Legato Systems, Inc. (a)......................             48,500               2,134,000
National Data Corp............................             25,000                 903,125
SunGard Data Systems, Inc. (a)................             50,000               1,550,000
Transaction Systems Architects, Inc.
   Class A (a)................................             50,000               1,900,000
Unisys Corp. (a)..............................          1,314,698              18,241,430
3DO Company, (The) (a)........................             71,000                 155,313
                                                                            -------------
                                                                               30,177,280
                                                                            -------------

CONGLOMERATES (0.1%)
Corning, Inc. ................................             20,000                 742,500
                                                                            -------------

DOMESTIC OIL & GAS (0.5%)
Apache Corp. .................................             84,000               2,945,250
Enron Oil & Gas Co. ..........................             30,325                 642,511
Noble Afffiliates, Inc. ......................             26,600                 937,650
                                                                            -------------
                                                                                4,525,411
                                                                            -------------

DOMESTIC OILS (2.1%)
Comstock Resources, Inc. (a)..................            163,000               1,945,813
Forcenergy, Inc. (a)..........................            126,700               3,317,956
Nuevo Energy Co. (a)..........................             82,800               3,374,100
Phillips Petroleum Co.........................             50,000               2,431,250
Pioneer Natural Resources Co..................             54,634               1,580,971
Santa Fe Energy Resources, Inc. (a)...........            250,000               2,812,500
Texaco, Inc...................................             58,743               3,194,151
                                                                            -------------
                                                                               18,656,741
                                                                            -------------

DRUGS (0.4%)
Alza Corp. (a)................................             27,000                 858,938
HEALTHSOUTH Corp. (a).........................             48,747               1,352,729
ICN Pharmaceuticals, Inc......................             16,980                 828,836
                                                                            -------------
                                                                                3,040,503
                                                                            -------------

ELECTRIC UTILITIES (0.9%)
Long Island Lighting Co.......................            104,900               3,160,112
PECO Energy Co................................             46,000               1,115,500
Wisconsin Energy Corp.........................            127,100               3,654,125
                                                                            -------------
                                                                                7,929,737
                                                                            -------------

ELECTRICAL EQUIPMENT (0.3%)
Alcatel Alsthom S.A. (CGE) ADR (f)............             40,000               1,012,500
Premisys Communications, Inc. (a).............             38,500               1,005,812
                                                                            -------------
                                                                                2,018,312
                                                                            -------------

ENERGY (0.6%)
Abacan Resource Corp. (a).....................            330,500                 516,406
Chesapeake Energy Corp. ......................             55,000                 415,938
OGE Energy Corp. .............................             36,500               1,996,094
Triton Energy Ltd. (a)........................             90,000               2,626,875
                                                                            -------------
                                                                                5,555,313
                                                                            -------------

FINANCE (0.3%)
Standard & Poor's 500
   Depository Receipts (k)....................             28,000               2,714,250
                                                                            -------------

FINANCIAL SERVICES (0.3%)
Cityscape Financial Corp. (a).................             61,000                  30,500
Insignia Financial Group, Inc.
   Class A (a)................................             99,900               2,297,700
SunAmerica, Inc...............................             15,000                 641,250
                                                                            -------------
                                                                                2,969,450
                                                                            -------------

FOOD, BEVERAGES & TOBACCO (0.5%)
Chiquita Brands International, Inc............             60,000                 978,750
International Multifoods Corp.................             56,400               1,596,825
Quaker Oats Co................................             22,500               1,186,875
RJR Nabisco Holdings Corp.....................             16,500                 618,750
                                                                            -------------
                                                                                4,381,200
                                                                            -------------

GAS UTILITIES (0.0%)(b)
Arcus Group (a)(d)(g).........................             29,712                  59,424
                                                                            -------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued


                                                        Shares                  Value
                                                    =====================================
COMMON STOCKS (Continued)

HEALTH CARE (0.5%)
Foundation Health Systems, Inc.
   Class A (a)................................             37,500           $     839,063
Integrated Health Services, Inc. .............             23,258                 725,359
Renal Treatment Centers, Inc. (a).............             71,100               2,568,487
                                                                            -------------
                                                                                4,132,909
                                                                            -------------

HOUSEHOLD PRODUCTS (0.1%)
Amway Japan Ltd. ADR (f)......................             50,000                 462,500
                                                                            -------------

INSURANCE (0.1%)
Fidelity National Financial, Inc. ............             30,800                 958,650
                                                                            -------------

INTERNATIONAL OILS (0.0%) (b)
Tarragon Oil & Gas Ltd. (a)(y)................             53,500                 418,699
                                                                            -------------

LEISURE (0.0%) (b)
Family Golf Centers, Inc. (a).................             10,100                 316,887
                                                                            -------------

MACHINERY (0.1%)
Helix Technology Corp.........................             69,200               1,349,400
                                                                            -------------

MEDICAL EQUIPMENT (0.0%)(b)
Isolyser Co., Inc. (a)........................             35,800                  83,908
                                                                            -------------

MINING (0.6%)
Barrick Gold Corp. ...........................            165,500               3,082,438
Battle Mountain Gold Co. .....................            292,800               1,720,200
Homestake Mining Co. .........................             72,500                 643,437
TVX Gold, Inc. (a)............................             25,000                  84,375
                                                                            -------------
                                                                                5,530,450
                                                                            -------------

NATURAL GAS PIPELINES (0.4%)
Consolidated Natural Gas Co...................             61,300               3,708,650
                                                                            -------------

NON-DEFENSE ELECTRONICS (0.1%)
Electronics for Imaging, Inc. (a).............             52,900                 879,462
                                                                            -------------

PAPER & FOREST PRODUCTS (0.6%)
Bowater, Inc..................................             86,000               3,821,625
Repap Enterprises, Inc. (a)...................          9,294,809               1,169,077
                                                                            -------------
                                                                                4,990,702
                                                                            -------------

POLLUTION & RELATED (0.1%)
Browning-Ferris Industries, Inc. .............             31,500               1,165,500
U.S. Filter Corp. (a).........................              1,000                  29,938
                                                                            -------------
                                                                                1,195,438
                                                                            -------------

PUBLISHING (0.8%)
Hollinger International, Inc. ................             72,000               1,008,000
Mail-Well, Inc. (a)...........................             87,600               3,547,800
World Color Press, Inc. (a)...................             95,900               2,547,344
                                                                            -------------
                                                                                7,103,144
                                                                            -------------

REAL ESTATE (0.1%)
Meditrust Corp. (v)...........................             30,040               1,100,215
                                                                            -------------

RECREATION & ENTERTAINMENT (0.2%)
Alliance Gaming Corp. (a).....................            393,144               1,916,577
                                                                            -------------

RESTAURANTS & LODGING (0.5%)
Apple South, Inc. ............................            285,800               3,751,125
Buffets, Inc. (a).............................             88,000                 825,000
                                                                            -------------
                                                                                4,576,125
                                                                            -------------

RETAIL (1.0%)
BJ's Wholesale Club, Inc. (a).................            133,846               4,199,418
Fingerhut Companies, Inc. ....................             31,500                 673,313
General Nutrition Companies,
   Inc. (a)...................................             13,100                 445,400
Home Depot, Inc. (The)........................             40,000               2,355,000
Homebase, Inc. (a)............................             57,146                 450,025
Jones Apparel Group, Inc. (a).................             25,000               1,075,000
                                                                            -------------
                                                                                9,198,156
                                                                            -------------

SEMICONDUCTOR EQUIPMENT (0.2%)
Integrated Process Equipment
   Corp. (a)..................................             16,100                 253,575
LTX Corp. (a).................................            189,900                 842,681
Teradyne, Inc. (a)............................             32,500               1,040,000
                                                                            -------------
                                                                                2,136,256
                                                                            -------------

SEMICONDUCTORS (0.1%)
Alliance Semiconductor Corp. (a)..............              8,000                  36,500
Micron Technology, Inc. ......................             25,000                 650,000
S3, Incorporated (a)..........................             55,900                 279,500
                                                                            -------------
                                                                                  966,000
                                                                            -------------

SOFTWARE (0.1%)
Microsoft Corp. (a)...........................              4,000                 517,000
                                                                            -------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                        Shares                  Value
                                                    =====================================
COMMON STOCKS (Continued)

SPECIALIZED SERVICES (0.4%)
AccuStaff, Inc. (a)...........................             19,000           $     437,000
Catalina Marketing Corp. (a)..................             40,000               1,850,000
CORESTAFF, Inc. (a)...........................             45,200               1,197,800
                                                                            -------------
                                                                                3,484,800
                                                                            -------------

STEEL, ALUMINUM & OTHER METALS (0.3%)
British Steel PLC ADR (f).....................             35,400                 758,887
Coeur d'Alene Mines Corp......................              9,200                  82,800
Kaiser Aluminum Corp. (a).....................             38,700                 341,044
Newmont Mining Corp. .........................             15,000                 440,625
Reynolds Metals Co............................             15,500                 930,000
                                                                            -------------
                                                                                2,553,356
                                                                            -------------

TELECOMMUNICATION EQUIPMENT (0.1%)
DSC Communications Corp. (a)..................             20,000                 480,000
World Access, Inc. (a)........................             30,000                 716,250
                                                                            -------------
                                                                                1,196,250
                                                                            -------------

TELECOMMUNICATION SERVICES (0.7%)
CIENA Corp. (a)...............................             25,000               1,528,125
Premiere Technologies, Inc. (a)...............            132,900               3,671,363
Rogers Communications, Inc.
   Class B (a)(y).............................            108,000                 520,718
SmarTalk Teleservices, Inc. (a)...............             17,500                 398,125
                                                                            -------------
                                                                                6,118,331
                                                                            -------------

TEXTILE & APPAREL (0.1%)
Burlington Industries, Inc. (a)...............             96,200               1,328,763
                                                                            -------------

UTILITIES (0.1%)
El Paso Electric Co. (a)......................            100,000                 731,250
                                                                            -------------
Total Common Stocks
   (Cost $178,967,088)........................                                173,603,960
                                                                            -------------

PREFERRED STOCK (0.7%)

MINING (0.7%)
Freeport-McMoRan
   Copper & Gold, Inc.
   Series Silver (e)(j3)(n)...................            330,000               6,393,750
                                                                            -------------
Total Preferred Stock
   (Cost $5,626,500)..........................                                  6,393,750
                                                                            -------------

                                                      Number of
                                                      Contracts
                                                    ================
PURCHASED PUT OPTIONS (0.6%)

AEROSPACE (0.1%)
Wyman-Gordon Co.
Expire January 1998
Strike Price $32.00...........................                900           $   1,113,750
                                                                            -------------

ENERGY (0.2%)
Apache Corp.
Expire January 1998
Strike Price $50.00...........................              1,000               1,493,800
                                                                            -------------

GAS UTILITIES (0.2%)
Consolidated Natural Gas Co.
Expire January 1998
Strike Price $75.00...........................              1,000               1,450,000
                                                                            -------------

STEEL, ALUMINUM & OTHER METALS (0.1%)
Coeur d'Alene Mines Corp.
Expire January 1998
Strike Price $18.00...........................              1,000                 906,300
                                                                            -------------
Total Purchased Put Options
   (Cost $4,755,450)..........................                                  4,963,850
                                                                            -------------

                                                      Principal
                                                        Amount                  Value
                                                    =====================================
SHORT-TERM INVESTMENT (0.2%)

COMMERCIAL PAPER (0.2%)
American Express Credit Corp.
   6.55%, due 1/2/98..........................        $ 1,700,000               1,700,000
                                                                            -------------
Total Short-Term Investment
   (Cost $1,700,000)..........................                                  1,700,000
                                                                            -------------
Total Investments
   (Cost $855,151,031) (w)....................               95.2%            861,955,040(x)
Cash and Other Assets,
   Less Liabilities...........................                4.8              43,830,104
                                                      -----------           -------------
Net Assets....................................              100.0%          $ 905,785,144
                                                      ===========           =============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued


                                                        Shares                  Value
                                                    =====================================
SHORT POSITIONS (-16.6%)
COMMON STOCKS (-16.6%)

ADVERTISING (-0.2%)
Interpublic Group of Companies
   Inc. (The).................................            (37,000)          $  (1,843,063)
                                                                            -------------

AEROSPACE (-0.1%)
Wyman-Gordon Co. .............................            (70,900)             (1,391,412)
                                                                            -------------

AUTO PARTS (-0.4%)
MascoTech, Inc. ..............................           (203,800)             (3,744,825)
                                                                            -------------

BANKS (-0.7%)
Banc One Corp. ...............................            (43,400)             (2,357,163)
Union Planters Corp. .........................            (55,800)             (3,790,912)
                                                                            -------------
                                                                               (6,148,075)
                                                                            -------------

BUILDING MATERIALS (-0.4%)
Owens Corning ................................           (117,100)             (3,996,037)
                                                                            -------------

CABLE (-0.3%)
Cablevision Systems Corp.
   Class A....................................            (11,800)             (1,129,850)
Cox Communications, Inc.
   Class A....................................            (40,000)             (1,602,500)
                                                                            -------------
                                                                               (2,732,350)
                                                                            -------------

CASINOS (-0.1%)
Station Casinos, Inc. ........................           (110,000)             (1,120,625)
                                                                            -------------

CELLULAR TELEPHONE (-0.1%)
United States Cellular Corp. .................            (19,400)               (601,400)
                                                                            -------------

CHEMICALS (-0.0%) (b)
RPM, Inc. of Ohio.............................            (26,125)               (398,406)
                                                                            -------------

COMPUTERS & OFFICE EQUIPMENT (-2.4%)
Apple Computer, Inc. .........................           (237,600)             (3,118,500)
Applied Magnetics Corp. ......................           (382,800)             (4,258,650)
HMT Technology Corp. .........................            (33,600)               (436,800)
InaCom Corp. .................................           (214,400)             (6,016,600)
Quantum Corp. ................................           (127,440)             (2,556,765)
Safeguard Scientifics, Inc. ..................            (89,000)             (2,792,375)
SunGard Data Systems, Inc. ...................            (35,000)             (1,085,000)
U.S. Office Products Co. .....................            (60,000)             (1,177,500)
Vanstar Corp. ................................            (18,500)               (209,281)
                                                                            -------------
                                                                              (21,651,471)
                                                                            -------------

CONGLOMERATES (-0.3%)
Corning, Inc. ................................            (76,600)             (2,843,775)
                                                                            -------------

CONTAINERS (-0.1%)
Crown Cork & Seal Co., Inc. ..................            (20,000)             (1,002,500)
                                                                            -------------

DOMESTIC OIL & GAS (-0.1%)
Enron Oil & Gas Co. ..........................            (30,325)               (642,511)
                                                                            -------------

DOMESTIC OILS (-0.3%)
Occidental Petroleum Corp. ...................            (78,400)             (2,298,100)
                                                                            -------------

DRUGS (-0.1%)
Alza Corp. ...................................            (27,000)               (858,937)
                                                                            -------------

ELECTRICAL EQUIPMENT (-0.1%)
California Microwave, Inc. ...................            (24,500)               (474,688)
                                                                            -------------

ENERGY (-0.4%)
Chevron Corp. ................................            (42,075)             (3,239,775)
                                                                            -------------

FINANCIAL SERVICES (-0.2%)
Cityscape Financial Corp. ....................            (78,000)                (39,000)
SunAmerica, Inc. .............................            (31,000)             (1,325,250)
                                                                            -------------
                                                                               (1,364,250)
                                                                            -------------

FOOD, BEVERAGES & TOBACCO (-0.8%)
Chiquita Brands
   International, Inc. .......................            (67,000)             (1,092,938)
Chock Full O' Nuts Corp. .....................             (8,100)                (56,700)
Diageo PLC ADR (f)............................           (122,300)             (4,632,112)
Quaker Oats Co. ..............................            (22,500)             (1,186,875)
                                                                            -------------
                                                                               (6,968,625)
                                                                            -------------

HEALTH CARE (-0.1%)
Integrated Health Services, Inc. .............            (25,000)               (779,688)
NovaCare, Inc. ...............................             (5,000)                (65,312)
                                                                            -------------
                                                                                 (845,000)
                                                                            -------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                        Shares                  Value
                                                    =====================================
COMMON STOCKS (Continued)

HOUSEHOLD PRODUCTS (-0.3%)
Amway Japan Ltd. (z)..........................            (97,400)          $  (1,872,717)
Amway Japan Ltd. ADR (f)......................            (73,977)               (684,287)
                                                                            -------------
                                                                               (2,557,004)
                                                                            -------------

INDUSTRIAL (-0.0%) (b)
Concentra Managed Care, Inc. .................               (900)                (30,375)
                                                                            -------------

INSURANCE (-1.2%)
Fidelity National Financial, Inc. ............           (231,000)             (7,189,875)
Fremont General Corp. ........................            (59,500)             (3,257,625)
                                                                            -------------
                                                                              (10,447,500)
                                                                            -------------

MEDIA (-1.4%)
HSN, Inc. ....................................            (99,600)             (5,129,400)
Time Warner, Inc. ............................           (117,900)             (7,309,800)
                                                                            -------------
                                                                              (12,439,200)
                                                                            -------------

MEDICAL EQUIPMENT (-0.0%) (b)
ESC Medical Systems Ltd. .....................             (7,000)               (271,250)
Uromed Corp. .................................            (15,800)                (55,795)
                                                                            -------------
                                                                                 (327,045)
                                                                            -------------

MINING (-0.0%) (b)
Inco Ltd. ....................................               (600)                (10,200)
                                                                            -------------

NATURAL GAS PIPELINES (-0.1%)
Consolidated Natural Gas Co. .................            (16,900)             (1,022,450)
                                                                            -------------

OIL SERVICES (-0.3%)
EVI, Inc. ....................................            (46,000)             (2,380,500)
                                                                            -------------

PAPER & FOREST PRODUCTS (-0.7%)
Fort James Corp. .............................            (32,193)             (1,231,382)
International Paper Co. ......................           (123,200)             (5,313,000)
                                                                            -------------
                                                                               (6,544,382)
                                                                            -------------

POLLUTION & RELATED (-0.1%)
Browning-Ferris Industries, Inc. .............            (31,500)             (1,165,500)
U.S. Filter Corp. ............................             (1,000)                (29,938)
                                                                            -------------
                                                                               (1,195,438)
                                                                            -------------

PUBLISHING (-1.4%)
Mail-Well, Inc. ..............................           (318,200)            (12,887,100)
                                                                            -------------

REAL ESTATE (-0.1%)
Security Capital Pacific Trust ...............            (21,139)               (512,621)
                                                                            -------------

RETAIL (-2.0%)
Costco Companies, Inc. .......................            (62,403)             (2,784,734)
Home Depot, Inc. .............................           (161,750)             (9,523,031)
Homebase, Inc. ...............................            (35,000)               (275,625)
Michaels Stores, Inc. ........................           (132,300)             (3,869,775)
Saks Holdings, Inc. ..........................            (90,000)             (1,861,875)
                                                                            -------------
                                                                              (18,315,040)
                                                                            -------------

SEMICONDUCTORS (-0.2%)
Micron Technology, Inc. ......................            (50,000)             (1,300,000)
S3, Incorporated .............................           (108,700)               (543,500)
                                                                            -------------
                                                                               (1,843,500)
                                                                            -------------

SOFTWARE (-0.9%)
Microsoft Corp. ..............................            (65,800)             (8,504,650)
                                                                            -------------

SPECIALIZED SERVICES (-0.1%)
Cendant Corp. ................................            (39,000)             (1,335,750)
                                                                            -------------

TELECOMMUNICATION EQUIPMENT (-0.6%)
DSC Communications Corp. .....................            (67,200)             (1,612,800)
QUALCOMM, Inc. ...............................            (45,200)             (2,282,600)
World Access, Inc. ...........................            (60,000)             (1,432,500)
                                                                            -------------
                                                                               (5,327,900)
                                                                            -------------

TELECOMMUNICATION SERVICES (-0.0%) (b)
Premiere Technologies, Inc. ..................             (3,000)                (82,875)
                                                                            -------------
Total Common Stocks
   (Proceeds $148,984,662)....................                               (149,929,355)
                                                                            -------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued


                                                      Number of
                                                      Contracts                  Value
                                                    =====================================
WRITTEN CALL OPTION (0.0%) (b)

COMPUTERS & OFFICE EQUIPMENT (0.0%) (b)
Applied Magnetics Corp.
Expire January 1998
Strike Price $17.50...........................               (100)          $        (625)
                                                                            -------------
Total Written Call Option
   (Proceeds $34,699).........................                                       (625)
                                                                            -------------
Total Short Positions
   (Proceeds $149,019,361)....................                              $(149,929,980)
                                                                            =============


----------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Fair valued security. Aggregate at 0.30% of net assets.
(e)  Partially segregated as margin against common stock short position.
(f)  ADR--American Depository Receipt.
(g)  Issuer in bankruptcy.
(h)  Issuer in default.
(i) PEPS--Premium Exchangeable Participating Shares--each PEP is exchangeable for 1.25 American Depository Shares of Amway Japan on 2/15/99.
(j1) Depository Shares--each share represents one-tenth of a share of Series I convertible preferred stock.
(j2) Depository Shares--each share represents one-fourth of a share of Series L $14.00 convertible preferred stock.
(j3) Depository Shares--each share represents 0.025 shares of a share of silver denominated preferred stock.
(k) Each receipt represents approximately one-tenth the value of the S&P 500 Index.
(l) 148 Units--each unit reflects an interest in 1,000 Noncumulative Mandatory Convertible preference shares of The Fuji Bank, Ltd. The preference shares are convertible into ordinary shares at an initial conversion price of
     (Y)2,002 per ordinary share at a future date.
(m1) STRYPES--Structured Yield Product Exchangeable for IMC Global, Inc. common stock.
(m2) STRYPES--Structured Yield Product Exchangeable for SunAmerica, Inc. common stock.
(n)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(o)  Euro-dollar bond.
(p)  Yankee bond.
(q) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(r) Convertible into Inamed Corp. at a conversion ratio of 2,924.7693 per 5,000 shares of Italy Province (Republic of).
(s) 40,000 units--each unit reflects 0.75 shares of common stock, plus 0.25 shares of preferred stock.
(t)  Convertible into Republic Industries, Inc.
(u)  Restricted security.
(v) Paired common stock shares of Meditrust Corp. and Meditrust Operating Co. under the same management that are sold as a unit.
(w)  The cost for Federal income tax purposes is $858,970,026.
(x) At December 31, 1997, net unrealized appreciation was $3,818,995, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $104,674,658 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $100,855,663.
(y)  Canadian security.
(z)  Japanese security.
(aa) LYON - Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(Y)  Security denominated in Japanese Yen.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $855,151,031) ...............................................   $   861,955,040
Cash ............................................................................................................         3,884,159
Deposit with broker for securities sold short ...................................................................       149,019,361
Receivables:
  Investment securities sold ....................................................................................        35,829,845
  Dividends and interest ........................................................................................        18,954,197
  Fund shares sold ..............................................................................................           231,086
Unrealized appreciation on forward foreign currency contracts ...................................................         1,049,531
                                                                                                                    ---------------
   Total assets .................................................................................................     1,070,923,219
                                                                                                                    ---------------
LIABILITIES:
Securities sold short (proceeds $149,019,361) ...................................................................       149,929,980
Payables:
  Investment securities purchased ...............................................................................         9,951,036
  Fund shares redeemed ..........................................................................................         3,406,695
  NYLIFE Distributors ...........................................................................................           732,241
  MainStay Management ...........................................................................................           566,922
  Transfer agent ................................................................................................           171,194
  Dividends on securities sold short ............................................................................           139,220
  Custodian .....................................................................................................            11,000
  Trustees ......................................................................................................             6,303
Accrued expenses ................................................................................................           223,484
                                                                                                                    ---------------
   Total liabilities ............................................................................................       165,138,075
                                                                                                                    ---------------
Net assets ......................................................................................................   $   905,785,144
                                                                                                                    ===============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A .......................................................................................................   $        47,490
  Class B .......................................................................................................           622,310
Additional paid-in capital ......................................................................................       897,589,501
Accumulated undistributed net investment income .................................................................           538,389
Accumulated undistributed net realized gain on investments ......................................................            44,533
Net unrealized appreciation on investments ......................................................................         6,804,009
Net unrealized depreciation on securities sold short ............................................................          (910,619)

Net unrealized appreciation on forward foreign currency contracts ...............................................         1,049,531
                                                                                                                    ---------------
Net assets ......................................................................................................   $   905,785,144
                                                                                                                    ===============
CLASS A
Net assets applicable to outstanding shares .....................................................................   $    64,245,587
                                                                                                                    ===============
Shares of beneficial interest outstanding .......................................................................         4,748,983
                                                                                                                    ===============
Net asset value per share outstanding ...........................................................................   $         13.53
Maximum sales charge (5.50% of offering price) ..................................................................              0.79
                                                                                                                    ---------------
Maximum offering price per share outstanding ....................................................................   $         14.32
                                                                                                                    ===============
CLASS B
Net assets applicable to outstanding shares .....................................................................   $   841,539,557
                                                                                                                    ===============
Shares of beneficial interest outstanding .......................................................................        62,231,047
                                                                                                                    ===============
Net asset value and offering price per share outstanding ........................................................   $         13.52
                                                                                                                    ===============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a) .............................................................................................          $ 15,128,244
  Interest ..................................................................................................            36,032,265
                                                                                                                       ------------
   Total income .............................................................................................            51,160,509
                                                                                                                       ------------
Expenses:
  Distribution--Class B .....................................................................................             5,354,850
  Administration ............................................................................................             2,710,393
  Advisory ..................................................................................................             2,710,393
  Service ...................................................................................................             2,302,610
  Transfer agent ............................................................................................             1,516,545
  Dividends on securities sold short ........................................................................             1,378,619
  Management ................................................................................................             1,210,730
  Interest expense on securities sold short .................................................................               552,745
  Shareholder communication .................................................................................               491,457
  Professional ..............................................................................................               133,944
  Recordkeeping .............................................................................................               129,927
  Custodian .................................................................................................               125,652
  Registration ..............................................................................................                66,516
  Trustees ..................................................................................................                25,122
  Miscellaneous .............................................................................................                39,805
                                                                                                                       ------------
   Total expenses ...........................................................................................            18,749,308
                                                                                                                       ------------
Net investment income .......................................................................................            32,411,201
                                                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions .....................................................................................            75,766,771
  Securities sold short .....................................................................................            (6,578,078)

  Foreign currency transactions .............................................................................             1,087,917
                                                                                                                       ------------
Net realized gain on investments and foreign currency transactions ..........................................            70,276,610
                                                                                                                       ------------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .....................................................................................           (20,895,179)

  Securities sold short .....................................................................................            12,260,878
  Forward foreign currency contracts ........................................................................               637,775
                                                                                                                       ------------
Net unrealized loss on investments and foreign currencies ...................................................            (7,996,526)

                                                                                                                       ------------
Net realized and unrealized gain on investments and foreign currency transactions ...........................            62,280,084
                                                                                                                       ------------
Net increase in net assets resulting from operations ........................................................          $ 94,691,285
                                                                                                                       ============


----------
(a)  Dividends recorded net of foreign withholding taxes of $6,552.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                       Year ended       Year ended
                                                                                                      December 31,     December 31,
                                                                                                         1997             1996
                                                                                                     -------------    -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................................   $  32,411,201    $  26,085,604
  Net realized gain on investments ...............................................................      75,766,771       43,583,816
  Net realized loss on short sale transactions ...................................................      (6,578,078)      (4,786,612)

  Net realized gain on foreign currency transactions .............................................       1,087,917          750,486
  Net change in unrealized appreciation on security transactions .................................     (20,895,179)      13,120,801
  Net change in unrealized depreciation on securities sold short .................................      12,260,878       (8,782,317)

  Net change in unrealized appreciation on forward foreign currency contracts ....................         637,775          262,408
                                                                                                     -------------    -------------
  Net increase in net assets resulting from operations ...........................................      94,691,285       70,234,186
                                                                                                     -------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................................      (2,668,900)      (2,097,940)

   Class B .......................................................................................     (30,007,599)     (26,160,372)

  From net realized gain on investments:
   Class A .......................................................................................      (5,382,678)      (2,448,253)

   Class B .......................................................................................     (70,065,339)     (34,512,908)

                                                                                                     -------------    -------------
     Total dividends and distributions to shareholders ...........................................    (108,124,516)     (65,219,473)
                                                                                                     -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .......................................................................................      15,235,444       36,576,622
   Class B .......................................................................................     123,016,962      390,110,257
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................................       7,544,470        4,131,694
   Class B .......................................................................................      89,693,078       54,652,050
                                                                                                     -------------    -------------
                                                                                                       235,489,954      485,470,623
  Cost of shares redeemed:
   Class A .......................................................................................     (14,025,978)     (11,095,108)

   Class B .......................................................................................    (156,109,349)     (79,823,414)

                                                                                                     -------------    -------------
     Increase in net assets derived from capital share transactions ..............................      65,354,627      394,552,101
                                                                                                     -------------    -------------
     Net increase in net assets ..................................................................      51,921,396      399,566,814
NET ASSETS:
Beginning of year ................................................................................     853,863,748      454,296,934
                                                                                                     -------------    -------------
End of year ......................................................................................   $ 905,785,144    $ 853,863,748
                                                                                                     =============    =============
Accumulated undistributed net investment income (excess distribution) ............................   $     538,389    $    (263,608)
                                                                                                     =============    =============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                              Class B
                                                                                                  ---------------------------------
                              Class A     Class B   Class A     Class B    Class A       Class B  September 1
                              -------     -------   -------     -------    -------       -------    through    Year ended August 31
                                 Year ended             Year ended             Year ended         December 31  --------------------
                              December 31, 1997      December 31, 1996       December 31, 1995       1994*       1994        1993
                              ------------------    -------------------    --------------------     --------   --------    --------
Net asset value at
  beginning of period .....    $13.81     $13.80     $13.45      $13.45     $11.67       $11.67       $12.83     $13.92    $11.46
                               ------     ------     ------      ------     ------       ------       ------     ------    ------
Net investment income .....      0.60       0.51       0.57        0.48       0.59         0.51         0.19       0.50      0.92
Net realized and unrealized
  gain (loss) on
  investments .............      0.91       0.91       1.02        1.02       2.14         2.14        (0.71)      0.70      2.45
Net realized and unrealized
  gain (loss) on foreign
  currency transactions ...      0.03       0.03       0.02        0.02      (0.00)(b)    (0.00)(b)       --      (0.01)       --
                               ------     ------     ------      ------     ------       ------       ------     ------    ------
Total from investment
  operations ..............      1.54       1.45       1.61        1.52       2.73         2.65        (0.52)      1.19      3.37
                               ------     ------     ------      ------     ------       ------       ------     ------    ------
Less dividends and
  distributions:
From net investment
  income ..................     (0.60)     (0.51)     (0.62)      (0.54)     (0.55)       (0.47)       (0.21)     (0.49)    (0.42)
From net realized gain
  on investments ..........     (1.22)     (1.22)     (0.63)      (0.63)     (0.40)       (0.40)       (0.43)     (1.79)    (0.49)
                               ------     ------     ------      ------     ------       ------       ------     ------    ------
Total dividends and
  distributions ...........     (1.82)     (1.73)     (1.25)      (1.17)     (0.95)       (0.87)       (0.64)     (2.28)    (0.91)
                               ------     ------     ------      ------     ------       ------       ------     ------    ------
Net asset value at end of
  period ..................    $13.53     $13.52     $13.81      $13.80     $13.45       $13.45       $11.67     $12.83    $13.92
                               ======     ======     ======      ======     ======       ======       ======     ======    ======
Total investment return (a)     11.36%     10.67%     12.13%      11.39%     23.72%       23.02%       (4.09%)     8.95%    30.80%
Ratios (to average net
  assets)/ Supplemental
  Data:
   Net investment
     income ...............      4.10%      3.47%       4.4%        3.8%       4.9%         4.3%         4.8%+      3.5%      3.4%
   Expenses ...............      1.45%      2.08%       1.5%        2.1%       1.5%         2.1%         1.9%+      1.9%      1.9%
Portfolio turnover rate ...       273%       273%       296%        296%       243%         243%          77%       269%      370%
Average commission rate
  paid ....................   $0.0461   $ 0.0461    $0.0468    $ 0.0468           (c)          (c)          (c)        (c)       (c)

Net assets at end of
  period (in 000's)  ......   $64,246   $841,540    $56,621    $797,243    $26,836     $427,461     $180,304   $160,407   $58,943


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market

Notes to Financial Statements

where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value at maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign currency exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Convertible Fund

Forward foreign currency contract open at December 31, 1997:

                                                          Contract Amount        Contract Amount        Unrealized
                                                               Sold                 Purchased          Appreciation
                                                          ---------------        ---------------       ------------
    Foreign Currency Sale Contract
    ------------------------------
    Japanese Yen vs. US$, expiring 2/19/98               (Y)1,400,000,000          $11,895,658           $1,049,531
                                                                                                         ==========


----------
(Y)  Japanese Yen.

Securities Sold Short. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

Purchased and Written Options. The Fund may write covered call and put options on its portfolio securities. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securties purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Notes to Financial Statements continued

Purchased option activity for the year ended December 31, 1997 was as follows:

                                                                                       Number of
                                                                                       Contracts           Premium
                                                                                       ---------         -----------
Options outstanding at December 31, 1996 ...........................................         --          $        --
Options--assigned ..................................................................     (8,050)          (3,896,413)
Options--purchased .................................................................     11,950            8,651,863
                                                                                        -------          -----------
Options outstanding at December 31, 1997 ...........................................      3,900          $ 4,755,450
                                                                                        =======          ===========

Written option activity for the year ended December 31, 1997 was as follows:

                                                                                       Number of
                                                                                       Contracts           Premium
                                                                                       ---------         -----------
Options outstanding at December 31, 1996 ...........................................         --          $        --
Options--expired ...................................................................      7,550                7,550
Options--written ...................................................................     (7,650)             (42,249)
                                                                                        -------          -----------
Options outstanding at December 31, 1997 ...........................................       (100)         $   (34,699)
                                                                                        =======          ===========

Restricted Security. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted security held at December 31, 1997:

                                                                                                               Percent
                                                     Acquisition                                12/31/97         of
Security                                                Date        Shares        Cost            Value      Net Assets
--------                                                ----        ------        ----            -----      ----------
United International Holdings, Inc.
   4.00%, Series A
   Convertible Preferred Stock....................     8/1/97       53,641     $7,307,261      $7,509,740       0.8%
                                                                               ==========      ==========       ===

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.Permanent book-tax difference of $1,067,295 has been reclassified from accumulated net realized gain on investments to accumulated net investment income due to the tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay Convertible Fund

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expense incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72%.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.36% of the average daily net assets of the Fund.

Notes to Financial Statements continued

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund. MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $2,710,393. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $1,210,730.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.75% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $39,646 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $1,466,588 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS

MainStay Convertible Fund

acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $899,527 and $66,511, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $30,081 for the year ended December 31, 1997.

Fees for recordkeeping services provided to the Fund by MainStay Management or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $21,595 and $108,332 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

Note 4--Deposit with Broker:

Cash deposited with broker in the amount of $149,019,361 is partially restricted as collateral for securities sold short.

Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of U.S. Government securities were $123,899 and $133,995, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,759,906 and $1,758,530, respectively.

Note 6--Capital Share Transactions (in 000's):

                                                                                Year ended December 31
                                                                              1997                  1996
                                                                       ------------------     -----------------
                                                                       Class A    Class B     Class A   Class B
                                                                       -------    -------     -------   -------
Shares sold.........................................................    1,070       8,666      2,602     27,714
Shares issued in reinvestment of dividends and distributions........      551       6,561        297      3,935
                                                                        -----     -------      -----     ------
                                                                        1,621      15,227      2,899     31,649
Shares redeemed.....................................................     (973)    (10,777)      (793)    (5,658)
                                                                        -----     -------      -----     ------
Net increase........................................................      648       4,450      2,106     25,991
                                                                        =====     =======      =====     ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Convertible Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 25, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD           HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar       Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund   graph indicating      of companies in expanding markets       and are willing to accept a higher
                            risk/reward of fund]  with strong growth potential            level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar       Invests in a portfolio that tracks      You seek a conservative way to
Equity Index Fund           graph indicating      the makeup and returns of the           participate in the growth potential
                            risk/reward of fund]  S&P 500*                                of stocks with the protection of a
                                                                                          principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar       Offers broad diversification into       You prefer the higher return potential
International Equity Fund   graph indicating      international stock markets with        of international equities or want to
                            risk/reward of fund]  an emphasis on risk control             add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD           HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar       Invests in convertible securities for   You want income from securities that
CONVERTIBLE FUND(ss.)       graph indicating      a special blend of capital              may offer growth potential if converted
                            risk/reward of fund]  appreciation and current income         into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar       Seeks maximum long-term total           You seek opportunities the markets may
Strategic Value Fund        graph indicating      return from common stocks,              have undervalued and you want to
                            risk/reward of fund]  convertible securities, and high-yield  manage risk through multimarket
                                                  corporate bonds||                       diversification++
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar       Balances current income with growth     You seek a combination of income and
Total Return Fund           graph indicating      opportunities by investing in stocks,   growth potential and want to manage
                            risk/reward of fund]  bonds, and money market instruments     risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar       Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                  graph indicating      attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of fund]  for positive change                     tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph indicating    consistent with safety of principal      current income and safety of principal
                             risk/reward of      primarily from U.S. government
                             fund]               securities #
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph indicating    An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/reward of      fund that is actively managed for        and can accept the higher risk of
                             fund]               maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph indicating    non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward of      risk control                             diversification to your domestic
                             fund]                                                        investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph indicating    preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward of      liquidity, with free checkwriting**      ning to spend or invest in the near future
                             fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph indicating    tive overall return by investing in      higher income and overall return by
                             risk/reward of      a diversified portfolio of domestic      investing in multiple bond market
                             fund]               and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a California resident and want to
California Tax Free Fund     graph indicating    from both federal and California         keep more of what you earn by invest-
                             risk/reward of      income taxes consistent with             ing for income that's double tax free+++
                             fund]               preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a New York State or City resident
New York Tax Free Fund       graph indicating    from federal, New York State, and        and want to keep more of what you earn
                             risk/reward of      New York City income taxes consis-       with income that's double or triple tax
                             fund]               tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating    Seeks high current income                You are in a high federal income tax
Tax Free Bond Fund           risk/reward of      exempt from regular federal income tax   bracket or want to pay less of your
                             fund]               with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============-----------------
                                  Convertible Fund
                               ----------------------



                                                                   Annual Report

                                                               December 31, 1997






 [LOGO] MAINSTAY(R)
        FUNDS



                      OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                    Dechert Price & Rhoads
                       Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly      [LOGO]
owned subsidiary of New York Life Insurance Company.              NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Convertible Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.

[GRAPHIC]                                                           MSAN06-02/98

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Equity Index Fund Highlights                                          5

$10,000 Invested in the MainStay
Equity Index Fund versus S&P 500
and Inflation                                                                  6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by Industry--Top 5                                            10

Returns & Lipper Rankings                                                     11

Top 10 Equity Holdings                                                        12

Portfolio of Investments                                                      13

Financial Statements                                                          22

Notes to Financial Statements                                                 26

Report of Independent Accountants                                             31

The MainStay Funds                                                            32

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more


----------
*    See page 6 for additional information on the S&P 500.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,

/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998


----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Equity Index Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Equity Index Fund, and Monitor Capital Advisors, Inc.; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions, making certain fundamental investment restrictions nonfundamental, and eliminating or revising fundamental restrictions pertaining to borrowing money, industry concentration, issuing senior securities, and certain options and futures transactions; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Equity Index Fund is presented below.

PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                   For      Authority Withheld  Result
                             ----------------                                   ---      ------------------  ------
Edward J. Hogan...........................................................    6,188,622       213,356        Passed
Nancy Maginnes Kissinger..................................................    6,190,556       211,422        Passed
Donald E. Nickelson.......................................................    6,190,904       211,075        Passed
Richard S. Trutanic.......................................................    6,190,803       211,176        Passed
Harry G. Hohn.............................................................    6,190,861       211,118        Passed
Terry L. Lierman..........................................................    6,191,186       210,792        Passed
Donald K. Ross............................................................    6,191,103       210,875        Passed
Walter W. Ubl.............................................................    6,191,186       210,792        Passed
Alice T. Kane.............................................................    6,190,904       211,075        Passed
John B. McGuckian.........................................................    6,190,904       211,075        Passed
Stephen C. Roussin........................................................    6,190,904       211,075        Passed

PROPOSAL 2--Approval of Management Agreement
For - 6,063,906.34   Against - 90,586.50   Abstain - 247,484.59   Result - Passed

PROPOSAL 3B--Approval of Subadvisory Agreement between the Manager and Monitor Capital Advisors, Inc.
For - 6,039,423.09   Against - 90,011.61   Abstain - 272,542.73   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 4,411,650.62   Against - 157,655.01  Abstain - 296,722.81   Broker Non-Vote - 1,535,950.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                       Investment Restriction                                      For          Against       Result
                       ----------------------                                      ---          -------       ------
A1--Asset Pledges, Mortgages, Hypothecation................................    4,411,137.82    158,167.81     Passed
A2--Oil, Gas, or Mineral Lease Interests...................................    4,411,234.97    158,070.65     Passed
A3--Real Estate Limited Partnership Interests..............................    4,406,719.92    162,585.71     Passed
A4--Companies with Limited Operating History...............................    4,410,173.31    159,132.31     Passed
A5--Ownership of Beneficial Interests......................................    4,404,697.76    164,607.87     Passed
B1--Illiquid Securities and Resale under Rule 144A.........................    4,411,234.97    158,070.65     Passed
B2--Securities of Other Investment Companies...............................    4,410,081.17    159,224.46     Passed
B3--Purchases to Exercise Control or Management............................    4,405,800.48    163,505.14     Passed
C2--Borrowing Money........................................................    4,411,109.77    158,195.85     Passed
C3--Industry Concentration.................................................    4,407,047.43    162,258.20     Passed
C4--Issuing Senior Securities..............................................    4,411,202.92    158,102.70     Passed
C5--Options and Futures Transactions.......................................    4,405,611.18    163,694.44     Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 6,152,100.10   Against - 49,177.82   Abstain - 200,699.51   Result - Passed

MainStay Equity Index Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ] The S&P 500 Index* experienced its third consecutive year with returns over 20% and earned more than half of the year's total return in the second quarter of 1997.

[ ] Political and economic problems in several Asian markets caused wide swings in the S&P 500 Index throughout the second half of the year.

[ ] Large mergers and acquisitions continued to affect the market, and landmark litigation in the technology and tobacco industries had an impact on future profit potential.

[ ] In an earnings-oriented environment, stocks that did not meet the market's earnings estimates suffered.

[ ] Overall, the stock market experienced a high degree of volatility, with one hundred point swings in the Dow Jones Industrial Average+ more the norm than the exception by year end. Even when measured in percentage terms, the daily swings in market value have been much higher than was observed in recent years.
================================================================================


--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] For the year ended 12/31/97, the MainStay Equity Index Fund returned 32.26% for Class A shares, excluding all sales charges.

[ ] The Fund benefited from its orientation toward large-capitalization stocks, which tended to outperform smaller-capitalization issues throughout much of the year.

[ ] The MainStay Equity Index Fund closely tracked the S&P 500 Index and the average Lipper++ S&P 500 Index objective fund, which returned 32.60% for the year ended 12/31/97.

[ ] The Fund outperformed the Lipper general equity average, which was 24.36% for the year.
================================================================================

----------
*    See page 6 for more information on the S&P 500 Index.
+ The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
++ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
Equity Index Fund versus S&P 500
and Inflation


CLASS A SHARES SEC Returns: 1-Year 28.30%, 5-Year 18.45%, since inception 17.83%


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Year                 MainStay Equity       S&P
End                    Index Fund          500*           Inflation+
--------------------------------------------------------------------------------
12/20/97                 $ 9,700          $10,000          $10,000
12/91                    $12,430          $13,040          $10,298
12/92                    $13,200          $14,032          $10,603
12/93                    $14,391          $15,441          $10,893
12/94                    $14,463          $15,645          $11,177
12/95                    $19,657          $21,518          $11,467
12/96                    $23,988          $26,454          $11,847
12/97                    $31,728          $35,280          $12,047

[GRAPHIC] MainStay Equity Index Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+

----------
   This graph assumes an initial investment of $10,000 made on 12/20/90 reflecting the effect of the current maximum sales charge of 3.0%, thereby reducing the amount of the investment to $9,700. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Equity Index Fund Team

EQUITY INDEX FUND TEAM

Steve Killian, James A. Mehling, CFA,
Shruti Parikh, and Francis Ok


For the year ended 12/31/97, the Standard & Poor's 500 Composite Stock Price Index* returned 33.36%--another outstanding year for equity investors. In fact, this was the third consecutive year that the stock market provided returns over 20%.

The stock market benefited from strong domestic and foreign capital inflows, combined with merger mania that continued unabated throughout the year. Among the largest acquisition offers were WorldCom's $37.0 billion bid for MCI, First Union's offer for CoreStates, and Starwood Lodging's proposed rescue of ITT Sheraton from Hilton's take-over attempt. Adding to the market excitement were major antitrust litigation against Microsoft, a contract dispute between Microsoft and Sun Microsystems, an out-of-court settlement of an Intel/DEC patent infringement suit, and a major settlement for big tobacco companies.

Yet all of this paled in comparison to the impact of problems within the smaller Asian countries. Hong Kong took the lead in October's global market correction, declining over 13% on October 28, and more than 33% in a span of seven days. South Korea, the world's 11th largest economy, appealed to the International Monetary Fund for a $55 billion bailout. And Japan's stock market declined 30% for the year.

The effects were felt throughout the U.S. stock market, with the Dow+ dropping 554 points on October 27, and recording its largest single-day gain in history the following day. By the end of the year, 100 point moves in the Dow were more the norm than the exception.

Given this context, how did the MainStay Equity Index Fund do in 1997?

Very well. For the year ended 12/31/97, the MainStay Equity Index Fund returned 32.26% for Class A shares, excluding all sales charges. This was also quite close to, though slightly behind the average Lipper++ S&P 500 Index objective fund, which returned 32.60% for the year. On the other hand, the Fund outperformed the Lipper general equity average, which was 24.36% in 1997.

[GRAPHIC]

----------
*    See page 6 for more information on the S&P 500 Index.
+    See page 5 for more information on the Dow Jones Industrial Average.
++ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

Capitalization
--------------

The dollar value of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues, stock repurchases, or price movement.

Weighting
---------

The proportion of an index represented by the capitalization of an individual company or sector. Companies or sectors with larger relative amounts of capital will thus have greater weightings in an index in which they are represented.


YEAR-BY-YEAR PERFORMANCE

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS A SHARES

                                   Total
Year                               Return
End                                   %
-----------------------------------------
12/91                              28.01
12/92                               6.19
12/93                               9.01
12/94                               0.50
12/95                              35.91
12/96                              22.04
12/97                              32.26

See footnote * on page 11 for more information on performance.



Which sectors were the best performers in 1997?

Truckers, which had done poorly for the previous two years, was the leading sector in 1997, with a return of 152.9%. With only one stock, however, the sector accounts for just 0.03% of the Index. Investment bank/brokerage firms were up 80.7%, savings & loans rose 74.2%, airlines advanced 66.2%, and broadcast/media returned 64.3%. Each of these sectors accounted for less than 1% of the Index.

Which securities had the greatest positive impact?

General Electric is the largest capitalization stock in the Index, representing 3.17% of the total, and returned 50.9% for the year. Despite the litigation Microsoft faced, the company's stock gained 56.4%, representing 2.06% of the Index. Pfizer returned 82.2%, with a 1.27% weighting. Bristol-Myers Squibb and Eli Lilly earned 77.5% and 93.5%, respectively, and both represent slightly over 1% of the Index.

Which sectors did poorly in 1997?

Engineering and construction was the worst sector in terms of performance, returning -37.5%, but had little impact, with just a 0.06% weighting in the Index. Gold lost 35.9%, metals-miscellaneous was down 34.5%, and shoes slid 33.1%. Of these losers, only gold, with a weighting of 0.23%, represented more than 0.20% of the Index.

Did any individual stocks have a significant negative impact on the Index?

While several stocks had substantially negative returns, their weighting in the Index was small enough to make their impact relatively insignificant. The worst performers in terms of overall impact were 3Com, which returned -52.4% and represented 0.16% of the Index; Columbia/HCA, which returned -27.1% and had a 0.25% weighting; NIKE, which fell 33.8% and represented 0.15% of the Index; Eastman Kodak returned -22.4% with a 0.26% weighting; and Oracle, which dropped 19.8% and accounted for 0.29% of the Index.

Were there any changes in the Index during the reporting period?

While there were no changes in the Index construction methodology, there were many additions and deletions to the Index that resulted from corporate actions and committee decisions. For example, prior to their merger, both Travelers and Salomon Brothers were separately listed as S&P 500 companies. Since the merger, however, only Travelers appears. With the deletion of Salomon Brothers, the Standard & Poor's 500 Index committee assigned Synovus Financial, a southeastern commercial bank, to the Index to maintain 500 stocks that reflect the overall makeup of today's stock market.

What is the outlook for 1998?

The Fund seeks to track the performance of the Index regardless of the investment outlook. While the Asian crisis may cause domestic inflation to decline and may reduce demand for domestic goods overseas, there are a number of other factors that may also influence the stock market, many of which are difficult to forecast.

Rather than try to predict where markets will move, investors in the Fund should take note of the fact that returns for the last three years have been more than twice the average annual total return of the S&P 500 Index since 1926.(ss.) Although past performance is no guarantee of future results, in the past, markets have tended to move closer to their average returns over time. While we cannot say whether or when this may occur, the Fund will continue to track the S&P 500 Index, regardless of the market environment in 1998.

James A. Mehling, CFA
Portfolio Manager

[GRAPHIC]

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

----------
(ss.) Source: Ibbotson Associates. Used with permission. All rights reserved.

Past performance is no guarantee of future results.

[GRAPHIC]

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                         Percent
                                                                         --------
Oil-Integrated International                                               5.7%
Major Regional Banks                                                       5.6%
Drugs                                                                      4.7%
Health Care-Diversified                                                    4.1%
Telephone                                                                  4.1%
All Other                                                                 75.8%

Actual percentages will vary over time.

Returns & Lipper Rankings as of 12/31/97

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                      1 year        5 years       Life of Fund through 12/31/97
Class A               32.26%         19.17%                  18.35%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                      1 year        5 years       Life of Fund through 12/31/97
Class A               28.30%         18.45%                  17.83%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
================================================================================
                      1 year        5 years       Life of Fund through 12/31/97
Equity Index          55 out of      30 out of               13 out of
Fund                  66 funds       31 funds                13 funds

Average Lipper
S&P 500 Index
objective fund        32.60%         23.08%                  19.17%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
================================================================================
                  NAV 12/31/97           Income           Capital Gains
Class A               $30.91             $0.2971             $0.4109
================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be terminated or revised at any time. The MainStay Equity Index Fund, first offered to the public on 12/20/90, is offered as Class A shares only. As of 1/3/95, shares were subject to an initial sales charge of up to 3% and an annual 12b-1 fee of .25%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Life of Fund return is for the period 12/20/90 through 12/31/97. For the 12-month period ended 12/31/97, the Lipper general equity average included 2,659 funds and the MainStay Equity Index Fund was ranked 446 out of 2,659; 230 out of 941; and 307 out of 641 funds for the 1-year, 5-year, and since-inception periods, respectively.

[GRAPHIC]

Top 10 Equity Holdings as of 12/31/97
--------------------------------------------------------------------------------
HOLDING                                                               AMOUNT
================================================================================
General Electric Co.                                               $13,494,910
Coca-Cola Co. (The)                                                  9,260,475
Microsoft Corp.                                                      8,758,497
Exxon Corp.                                                          8,478,935
Merck & Co., Inc.                                                    7,153,069
Royal Dutch Petroleum Co.                                            6,522,062
Intel Corp.                                                          6,455,624
Philip Morris Cos. Inc.                                              6,171,109
Procter & Gamble Co. (The)                                           6,025,445
International Business Machines Corp.                                5,710,472
================================================================================

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1997

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (97.4%)+


AEROSPACE/DEFENSE (1.6%)
Boeing Co. (The)..............................             56,157            $  2,748,183
General Dynamics Corp.........................              3,535                 305,557
Lockheed Martin Corp..........................             11,034               1,086,849
Northrop Grumman Corp.........................              3,722                 428,030
Raytheon Co. Class B..........................             19,030                 961,015
Rockwell International Corp...................             11,784                 615,714
United Technologies Corp......................             13,072                 951,805
                                                                             ------------
                                                                                7,097,153
                                                                             ------------

AIRLINES (0.4%)
AMR Corp. (a).................................              5,163                 663,446
Delta Air Lines, Inc..........................              4,204                 500,276
Southwest Airlines Co.........................             12,373                 304,685
US Airways Group, Inc. (a)....................              5,133                 320,812
                                                                             ------------
                                                                                1,789,219
                                                                             ------------


ALUMINUM (0.3%)
Alcan Aluminum Ltd............................             12,727                 351,583
Aluminum Co. of America.......................              9,741                 685,523
Reynolds Metals Co............................              4,182                 250,920
                                                                             ------------
                                                                                1,288,026
                                                                             ------------


AUTO PARTS & EQUIPMENT (0.3%)
Cooper Tire & Rubber Co.......................              4,385                 106,884
Echlin Inc....................................              3,507                 126,910
Genuine Parts Co..............................             10,159                 344,771
Goodyear Tire & Rubber Co. (The)..............              8,768                 557,864
                                                                             ------------
                                                                                1,136,429
                                                                             ------------


AUTOMOBILES (1.6%)
Chrysler Corp.................................             37,264               1,311,227
Ford Motor Co.................................             67,437               3,283,339
General Motors Corp...........................             39,794               2,412,511
                                                                             ------------
                                                                                7,007,077
                                                                             ------------


BEVERAGES - ALCOHOLIC (0.5%)
Anheuser-Busch Cos., Inc......................             27,655               1,216,820
Brown-Forman Corp. Class B....................              3,808                 210,392
Coors (Adolph) Co. Class B....................              2,077                  69,060
Seagram Co. Ltd. (The)........................             20,010                 646,573
                                                                             ------------
                                                                                2,142,845
                                                                             ------------


BEVERAGES - SOFT DRINKS (2.8%)
Coca-Cola Co. (The)...........................            138,994               9,260,475
PepsiCo, Inc..................................             85,212               3,104,912
                                                                             ------------
                                                                               12,365,387
                                                                             ------------


BROADCAST/MEDIA (0.9%)
CBS Corp......................................             39,708               1,168,904
Clear Channel
   Communications, Inc. (a)...................              5,436                 431,822
Comcast Corp. Special Class A.................             19,563                 617,457
Tele-Communications, Inc. Series A
   TCI Group (a)..............................             28,499                 796,191
US West Media Group (a).......................             34,138                 985,735
                                                                             ------------
                                                                                4,000,109
                                                                             ------------


BUILDING MATERIALS (0.2%)
Masco Corp....................................              9,278                 472,018
Owens Corning.................................              2,864                  97,734
Sherwin-Williams Co. (The)....................              9,680                 268,620
                                                                             ------------
                                                                                  838,372
                                                                             ------------


CHEMICALS (2.0%)
Air Products & Chemicals, Inc.................              6,201                 510,032
Dow Chemical Co. (The)........................             12,843               1,303,565
Du Pont (E.I.) De Nemours & Co................             63,456               3,811,326
Eastman Chemical Co...........................              4,442                 264,577
Goodrich (B.F.) Co. (The).....................              4,024                 166,744
Hercules Inc..................................              5,471                 273,892
Monsanto Co...................................             33,338               1,400,196
Praxair, Inc..................................              8,865                 398,925
Rohm & Haas Co................................              3,583                 343,072
Union Carbide Corp............................              7,011                 301,035
                                                                             ------------
                                                                                8,773,364
                                                                             ------------


CHEMICALS - DIVERSIFIED (0.3%)
Avery Dennison Corp...........................              5,821                 260,490
Engelhard Corp................................              8,050                 139,869
FMC Corp. (a).................................              2,058                 138,529
PPG Industries, Inc...........................             10,096                 576,734
                                                                             ------------
                                                                                1,115,622
                                                                             ------------


CHEMICALS - SPECIALTY (0.3%)
Grace (W.R.) & Co.............................              4,087                 328,748
Great Lakes Chemical Corp.....................              3,374                 151,408
Morton International, Inc.....................              7,464                 256,575
Nalco Chemical Co.............................              3,820                 151,129
Sigma-Aldrich Corp............................              5,667                 225,263
                                                                             ------------
                                                                                1,113,123
                                                                             ------------

----------
+    Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)


COMMUNICATION - EQUIPMENT MANUFACTURERS (2.2%)
Andrew Corp. (a)..............................              5,104            $    122,496
Bay Networks, Inc. (a)........................             11,859                 303,146
Cabletron Systems, Inc. (a)...................              8,820                 132,300
Cisco Systems, Inc. (a).......................             56,440               3,146,558
DSC Communications Corp. (a)..................              6,627                 159,048
Lucent Technologies Inc.......................             36,091               2,882,769
NextLevel Systems, Inc. (a)...................              8,197                 146,521
Northern Telecom Ltd..........................             14,719               1,309,991
Scientific-Atlanta, Inc.......................              4,302                  72,059
Tellabs, Inc. (a).............................             10,197                 539,166
3Com Corp. (a)................................             19,403                 677,892
                                                                             ------------
                                                                                9,491,946
                                                                             ------------


COMPUTER - SOFTWARE & SERVICES (3.6%)
Adobe Systems Inc.............................              4,129                 170,321
Autodesk, Inc.................................              2,606                  96,422
Automatic Data Processing, Inc................             16,420               1,007,778
Ceridian Corp. (a)............................              4,282                 196,169
Computer Associates
   International, Inc.........................             30,685               1,622,469
Computer Sciences Corp. (a)...................              4,357                 363,810
Equifax Inc...................................              8,442                 299,163
First Data Corp...............................             24,081                 704,369
HBO & Co......................................             11,187                 536,976
Microsoft Corp. (a)...........................             67,764               8,758,497
Novell, Inc. (a)..............................             19,669                 147,518
Oracle Corp. (a)..............................             54,994               1,227,054
Parametric Technology Corp. (a)...............              7,134                 337,973
Shared Medical Systems Corp...................              1,318                  86,988
                                                                             ------------
                                                                               15,555,507
                                                                             ------------


COMPUTER SYSTEMS (3.7%)
Apple Computer, Inc. (a)......................              7,146                  93,791
Compaq Computer Corp. (a).....................             42,537               2,400,682
Data General Corp. (a)........................              2,696                  47,011
Dell Computer Corp. (a).......................             18,357               1,541,988
Digital Equipment Corp. (a)...................              8,297                 306,989
EMC Corp. (a).................................             27,862                 764,464
Hewlett-Packard Co............................             58,419               3,651,187
International Business
   Machines Corp..............................             54,613               5,710,472
Seagate Technology, Inc. (a)..................             13,735                 264,399
Silicon Graphics, Inc. (a)....................             10,480                 130,345
Sun Microsystems, Inc. (a)....................             21,060                 839,768
Unisys Corp. (a)..............................              9,905                 137,432
                                                                             ------------
                                                                               15,888,528
                                                                             ------------


CONGLOMERATES (0.2%)
Tenneco Inc...................................              9,681                 382,399
Textron Inc...................................              9,295                 580,938
                                                                             ------------
                                                                                  963,337
                                                                             ------------


CONTAINERS - METAL & GLASS (0.2%)
Ball Corp.....................................              1,726                  60,949
Crown Cork & Seal Co., Inc....................              7,237                 362,755
Owens-Illinois, Inc. (a)......................              7,838                 297,354
                                                                             ------------
                                                                                  721,058
                                                                             ------------


CONTAINERS - PAPER (0.1%)
Bemis Co., Inc................................              2,999                 132,144
Stone Container Corp..........................              5,523                  57,646
Temple-Inland Inc.............................              3,107                 162,535
                                                                             ------------
                                                                                  352,325
                                                                             ------------


COSMETICS (0.9%)
Alberto-Culver Co. Class B....................              3,110                  99,714
Avon Products, Inc............................              7,410                 454,789
Gillette Co. (The)............................             31,470               3,160,768
International Flavors &
   Fragrances Inc.............................              6,150                 316,725
                                                                             ------------
                                                                                4,031,996
                                                                             ------------


DRUGS (4.7%)
Lilly (Eli) & Co. ............................             62,359               4,341,746
Merck & Co., Inc. ............................             67,323               7,153,069
Pfizer Inc. ..................................             72,573               5,411,224
Pharmacia & Upjohn, Inc. .....................             28,578               1,046,669
Schering-Plough Corp. ........................             41,147               2,556,257
                                                                             ------------
                                                                               20,508,965
                                                                             ------------


ELECTRIC POWER COMPANIES (2.7%)
American Electric Power Co., Inc. ............             10,618                 548,154
Baltimore Gas & Electric Co. .................              8,273                 281,799
Carolina Power & Light Co. ...................              8,521                 361,610
Central & South West Corp. ...................             11,934                 322,964
Cinergy Corp. ................................              8,852                 339,142
Consolidated Edison Co.
   of New York, Inc. .........................             13,115                 537,715
Dominion Resources, Inc. .....................             10,377                 441,671
DTE Energy Co. ...............................              8,158                 282,981
Duke Energy Corp. ............................             20,218               1,119,572
Edison International..........................             21,430                 582,628
Entergy Corp. ................................             13,558                 405,893
FirstEnergy Corp. (a).........................             12,939                 375,246
FPL Group, Inc. ..............................             10,232                 605,606
GPU, Inc. ....................................              6,796                 286,282
Houston Industries Inc. ......................             16,077                 429,055

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)


ELECTRIC POWER COMPANIES (Continued)
Niagara Mohawk Power Corp. (a)................              8,115            $     85,207
Northern States Power Co. ....................              4,164                 242,553
PacifiCorp....................................             16,695                 455,982
PECO Energy Co. ..............................             12,498                 303,076
PG&E Corp. ...................................             24,621                 749,402
PP&L Resources, Inc. .........................              9,174                 219,603
Public Service Enterprise
   Group Inc. ................................             13,051                 413,554
Southern Co. (The)............................             38,736               1,002,294
Texas Utilities Co. ..........................             13,836                 575,059
Unicom Corp. .................................             12,071                 371,183
Union Electric Co. ...........................              7,602                 328,786
                                                                             ------------
                                                                               11,667,017
                                                                             ------------


ELECTRICAL EQUIPMENT (3.8%)
AMP Inc. .....................................             12,269                 515,298
Emerson Electric Co. .........................             24,969               1,409,188
General Electric Co. (d)......................            183,917              13,494,910
General Signal Corp. .........................              2,792                 117,788
Grainger (W.W.), Inc. ........................              2,764                 268,626
Honeywell Inc. ...............................              7,180                 491,830
Raychem Corp. ................................              4,876                 209,973
Thomas & Betts Corp. .........................              3,077                 145,388
                                                                             ------------
                                                                               16,653,001
                                                                             ------------


ELECTRONIC - DEFENSE (0.0%) (b)
EG&G, Inc. ...................................              2,636                  54,862
                                                                             ------------


ELECTRONIC - INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. (The)......................              2,497                 177,443
Tektronix, Inc. ..............................              2,872                 113,983
                                                                             ------------
                                                                                  291,426
                                                                             ------------


ELECTRONIC - SEMICONDUCTORS (2.5%)
Advanced Micro
   Devices, Inc. (a)..........................              7,918                 142,029
Applied Materials, Inc. (a)...................             20,478                 616,900
Intel Corp. ..................................             91,895               6,455,624
KLA-Tencor Corp. (a)..........................              4,700                 181,537
LSI Logic Corp. (a)...........................              7,909                 156,203
Micron Technology, Inc. ......................             11,815                 307,190
Motorola, Inc. ...............................             33,504               1,911,822
National Semiconductor
   Corp. (a)..................................              9,105                 236,161
Texas Instruments Inc. .......................             21,944                 987,480
                                                                             ------------
                                                                               10,994,946
                                                                             ------------


ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp....................................              4,758                 177,830
Foster Wheeler Corp...........................              2,262                  61,216
                                                                             ------------
                                                                                  239,046
                                                                             ------------


ENTERTAINMENT (1.5%)
King World
   Productions, Inc. (a)......................              2,065                 119,254
Time Warner Inc...............................             31,428               1,948,536
Viacom Inc. Class B (a).......................             19,903                 824,730
Walt Disney Co. (The).........................             37,914               3,755,856
                                                                             ------------
                                                                                6,648,376
                                                                             ------------


FINANCIAL - MISCELLANEOUS (2.8%)
American Express Co. .........................             26,147               2,333,620
American General Corp. .......................             13,638                 737,304
Fannie Mae....................................             59,654               3,404,006
Freddie Mac...................................             39,106               1,640,008
Green Tree Financial Corp. ...................              7,693                 201,460
MBIA Inc. ....................................              4,981                 332,793
MBNA Corp. ...................................             28,148                 768,792
Morgan Stanley, Dean Witter,
   Discover & Co. ............................             33,333               1,970,814
SunAmerica Inc. ..............................             11,015                 470,891
Transamerica Corp. ...........................              3,603                 383,720
                                                                             ------------
                                                                               12,243,408
                                                                             ------------


FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc. ........................              6,092                 457,661
SUPERVALU Inc. ...............................              3,363                 140,826
Sysco Corp. ..................................              9,621                 438,357
                                                                             ------------
                                                                                1,036,844
                                                                             ------------


FOODS (2.9%)
Archer-Daniels-Midland Co. ...................             31,318                 679,209
Campbell Soup Co. ............................             25,818               1,500,671
ConAgra, Inc. ................................             26,569                 871,795
CPC International Inc. .......................              8,039                 866,202
General Mills, Inc. ..........................              8,876                 635,744
Heinz (H.J.) Co. .............................             20,592               1,046,331
Hershey Foods Corp. ..........................              8,037                 497,792
Kellogg Co. ..................................             23,079               1,145,295
Quaker Oats Co. (The).........................              7,711                 406,755
Ralston-Ralston Purina Group..................              5,930                 551,120
Sara Lee Corp. ...............................             26,966               1,518,523
Unilever, N.V.................................             35,905               2,241,819
Wrigley (Wm.) Jr. Co. ........................              6,468                 514,610
                                                                             ------------
                                                                               12,475,866
                                                                             ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)


GOLD (0.2%)
Barrick Gold Corp. ...........................             20,998            $    391,088
Battle Mountain Gold Co. .....................             12,950                  76,081
Echo Bay Mines Ltd. (a).......................              7,820                  19,061
Homestake Mining Co. .........................              8,281                  73,494
Newmont Mining Corp. .........................              8,781                 257,942
Placer Dome Inc. .............................             13,358                 169,480
                                                                             ------------
                                                                                  987,146
                                                                             ------------


HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)....................              5,240                 204,688
Snap-on Inc. .................................              3,469                 151,335
Stanley Works (The)...........................              4,967                 234,380
                                                                             ------------
                                                                                  590,403
                                                                             ------------


HEALTH CARE - DIVERSIFIED (4.1%)
Abbott Laboratories...........................             42,989               2,818,466
Allergan, Inc. ...............................              3,620                 121,496
American Home Products Corp. .................             36,495               2,791,868
Bristol-Myers Squibb Co. .....................             55,914               5,290,862
Johnson & Johnson.............................             75,609               4,980,743
Mallinckrodt Inc. ............................              4,141                 157,358
Warner-Lambert Co. ...........................             15,278               1,894,472
                                                                             ------------
                                                                               18,055,265
                                                                             ------------


HEALTH CARE - HMOs (0.2%)
Humana Inc. (a)...............................              9,193                 190,755
United Healthcare Corp. ......................             10,559                 524,650
                                                                             ------------
                                                                                  715,405
                                                                             ------------


HEALTH CARE - MISCELLANEOUS (0.4%)
ALZA Corp. (a)................................              4,767                 151,650
Amgen Inc. (a)................................             14,887                 805,759
HEALTHSOUTH Corp. (a).........................             22,077                 612,637
Manor Care, Inc. .............................              3,531                 123,585
                                                                             ------------
                                                                                1,693,631
                                                                             ------------


HEAVY DUTY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. .....................              2,251                 132,950
Dana Corp. ...................................              5,889                 279,727
Eaton Corp. ..................................              4,300                 383,775
ITT Industries, Inc. .........................              6,623                 207,797
Navistar International
   Corp. (a)..................................              4,154                 103,071
PACCAR Inc. ..................................              4,390                 230,475
                                                                             ------------
                                                                                1,337,795
                                                                             ------------


HOMEBUILDING (0.0%) (b)
Centex Corp. .................................              1,584                  99,693
Kaufman & Broad Home Corp. ...................              2,206                  49,497
Pulte Corp. ..................................              1,207                  50,468
                                                                             ------------
                                                                                  199,658
                                                                             ------------


HOSPITAL MANAGEMENT (0.4%)
Columbia/HCA Healthcare Corp. ................             36,419               1,078,913
Tenet Healthcare Corp. (a)....................             17,135                 567,597
                                                                             ------------
                                                                                1,646,510
                                                                             ------------


HOTEL - MOTEL (0.4%)
Harrah's Entertainment, Inc. (a)..............              5,638                 106,417
Hilton Hotels Corp. ..........................             14,065                 418,434
ITT Corp. (a).................................              6,578                 545,152
Marriott International, Inc. .................              7,181                 497,284
                                                                             ------------
                                                                                1,567,287
                                                                             ------------


HOUSEHOLD - FURNISHINGS & APPLIANCES (0.1%)
Armstrong World
   Industries, Inc. ..........................              2,141                 160,040
Maytag Corp. .................................              5,382                 200,816
Whirlpool Corp. ..............................              4,110                 226,050
                                                                             ------------
                                                                                  586,906
                                                                             ------------


HOUSEHOLD PRODUCTS (2.2%)
Clorox Co. (The)..............................              5,760                 455,400
Colgate-Palmolive Co. ........................             16,659               1,224,436
Fort James Corp. .............................             11,701                 447,563
Kimberly-Clark Corp. .........................             31,273               1,542,150
Procter & Gamble Co. (The)....................             75,495               6,025,445
                                                                             ------------
                                                                                9,694,994
                                                                             ------------


HOUSEWARES (0.2%)
Fortune Brands, Inc. .........................              9,603                 355,911
Newell Co. ...................................              8,834                 375,445
Rubbermaid Inc. ..............................              8,480                 212,000
Tupperware Corp. .............................              3,410                  95,054
                                                                             ------------
                                                                                1,038,410
                                                                             ------------


INSURANCE BROKERS (0.3%)
Aon Corp. ....................................              9,376                 549,668
Marsh & McLennan Cos., Inc. ..................              9,453                 704,839
                                                                             ------------
                                                                                1,254,507
                                                                             ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)


INVESTMENT BANK/BROKERAGE (0.5%)
Merrill Lynch & Co., Inc. ....................             18,629            $  1,358,753
Schwab (Charles) Corp. (The)..................             14,883                 624,156
                                                                             ------------
                                                                                1,982,909
                                                                             ------------


LEISURE TIME (0.1%)
Brunswick Corp. ..............................              5,547                 168,143
Mirage Resorts, Inc. (a)......................             10,106                 229,912
                                                                             ------------
                                                                                  398,055
                                                                             ------------


LIFE INSURANCE (0.6%)
Aetna Inc. ...................................              8,372                 590,749
Conseco, Inc. ................................             10,607                 481,956
Jefferson-Pilot Corp. ........................              4,003                 311,734
Lincoln National Corp. .......................              5,721                 446,953
Torchmark Corp. ..............................              7,758                 326,321
UNUM Corp. ...................................              7,820                 425,212
                                                                             ------------
                                                                                2,582,925
                                                                             ------------


MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. .....................              2,223                  57,659
                                                                             ------------


MACHINERY - DIVERSIFIED (0.8%)
Briggs & Stratton Corp. ......................              1,474                  71,581
Case Corp. ...................................              4,252                 256,980
Caterpillar Inc. .............................             20,889               1,014,422
Cooper Industries, Inc. ......................              6,873                 336,777
Deere & Co. ..................................             14,217                 829,029
Harnischfeger Industries, Inc. ...............              2,686                  94,849
Ingersoll-Rand Co. ...........................              9,306                 376,893
NACCO Industries, Inc. Class A................                480                  51,450
Thermo Electron Corp. (a).....................              8,389                 373,311
Timken Co. (The)..............................              3,529                 121,309
                                                                             ------------
                                                                                3,526,601
                                                                             ------------


MAJOR REGIONAL BANKS (5.6%)
Banc One Corp.................................             32,960               1,790,140
Bank of New York Co., Inc. (The)..............             21,288               1,230,713
BankBoston Corp...............................              8,146                 765,215
Barnett Banks, Inc............................             10,819                 777,616
BB&T Corp.....................................              7,667                 491,167
Comerica Inc..................................              5,960                 537,890
CoreStates Financial Corp.....................             11,137                 891,656
Fifth Third Bancorp...........................              8,678                 709,427
First Union Corp..............................             35,234               1,805,742
Fleet Financial Group, Inc....................             14,062               1,053,771
Huntington Bancshares Inc.....................             10,793                 388,548
KeyCorp ......................................             12,197                 863,700
Mellon Bank Corp..............................             14,156                 858,207
National City Corp............................             12,145                 798,534
NationsBank Corp..............................             40,042               2,435,054
Norwest Corp..................................             42,490               1,641,176
PNC Bank Corp.................................             17,208                 981,932
Republic New York Corp........................              3,093                 353,182
State Street Corp.............................              9,036                 525,782
SunTrust Banks, Inc...........................             11,845                 845,437
Synovus Financial Corp........................              9,791                 320,655
U.S. Bancorp..................................             13,931               1,559,401
Wachovia Corp.................................             11,422                 926,610
Wells Fargo & Co..............................              4,980               1,690,399
                                                                             ------------
                                                                               24,241,954
                                                                             ------------


MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. ..................              2,010                  85,299
                                                                             ------------


MANUFACTURING - DIVERSIFIED (1.1%)
Aeroquip-Vickers, Inc. .......................              1,563                  76,685
AlliedSignal Inc. ............................             31,624               1,231,359
Crane Co. ....................................              2,607                 113,079
Dover Corp. ..................................             12,502                 451,635
Illinois Tool Works Inc. .....................             14,009                 842,291
Johnson Controls, Inc. .......................              4,601                 219,698
Millipore Corp. ..............................              2,436                  82,672
Pall Corp. ...................................              7,087                 146,612
Parker-Hannifin Corp. ........................              6,296                 288,829
Tyco International Ltd. ......................             29,800               1,342,862
                                                                             ------------
                                                                                4,795,722
                                                                             ------------


MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ............................              3,241                 101,484
Bausch & Lomb Inc. ...........................              3,117                 123,511
Baxter International Inc. ....................             15,597                 786,674
Becton, Dickinson & Co. ......................              6,869                 343,450
Biomet, Inc. .................................              6,194                 158,721
Boston Scientific Corp. (a)...................             10,862                 498,294
Guidant Corp. ................................              8,285                 515,741
Medtronic, Inc. ..............................             26,243               1,372,837
St. Jude Medical, Inc. (a)....................              5,176                 157,868
United States Surgical Corp...................              4,133                 121,149
                                                                             ------------
                                                                                4,179,729
                                                                             ------------


METALS - MISCELLANEOUS (0.2%)
ASARCO Inc. ..................................              2,336                  52,414
Cyprus Amax Minerals Co. .....................              5,286                  81,272
Freeport-McMoRan
   Copper & Gold Inc. Class B.................             10,895                 171,596

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)


METALS - MISCELLANEOUS (Continued)
Inco Ltd. ....................................              9,387            $    159,579
Phelps Dodge Corp. ...........................              3,423                 213,082
                                                                             ------------
                                                                                  677,943
                                                                             ------------


MISCELLANEOUS (1.2%)
AirTouch Communications, Inc. (a).............             28,268               1,174,889
American Greetings Corp. Class A..............              4,232                 165,577
Corning Inc. .................................             12,936                 480,249
Harcourt General, Inc. .......................              3,975                 217,631
Harris Corp. .................................              4,455                 204,373
Jostens, Inc. ................................              2,161                  49,838
Minnesota Mining &
   Manufacturing Co. .........................             22,944               1,882,842
Pioneer Hi-Bred
   International, Inc. .......................              3,692                 395,967
TRW, Inc. ....................................              6,919                 369,301
Whitman Corp. ................................              5,658                 147,462
                                                                             ------------
                                                                                5,088,129
                                                                             ------------


MONEY CENTER BANKS (2.7%)
BankAmerica Corp. ............................             39,016               2,848,168
Bankers Trust New York Corp. .................              5,547                 623,691
Chase Manhattan Corp. (The)...................             23,781               2,604,019
Citicorp......................................             25,721               3,252,099
First Chicago NBD Corp. ......................             16,357               1,365,810
Morgan (J.P.) & Co., Inc. ....................             10,032               1,132,362
                                                                             ------------
                                                                               11,826,149
                                                                             ------------


MULTI-LINE INSURANCE (2.1%)
American International
   Group, Inc. ...............................             39,362               4,280,618
CIGNA Corp. ..................................              4,272                 739,323
Hartford Financial Services
   Group, Inc. ...............................              6,607                 618,167
Travelers Group Inc. .........................             64,299               3,464,109
                                                                             ------------
                                                                                9,102,217
                                                                             ------------


NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The)...........................              5,910                 366,051
Columbia Gas System, Inc......................              3,077                 241,737
Consolidated Natural Gas Co...................              5,316                 321,618
Eastern Enterprises...........................              1,108                  49,860
Enron Corp....................................             17,870                 742,722
NICOR Inc.....................................              2,713                 114,455
ONEOK, Inc....................................              1,764                  71,221
Pacific Enterprises...........................              4,646                 174,806
Peoples Energy Corp...........................              1,988                  78,277
Sonat, Inc. ..................................              4,771                 218,273
Williams Cos., Inc. (The).....................             18,018                 511,261
                                                                             ------------
                                                                                2,890,281
                                                                             ------------


OFFICE EQUIPMENT & SUPPLIES (0.5%)
Moore Corp. Ltd. .............................              4,939                  74,702
Pitney Bowes Inc. ............................              8,287                 745,312
Xerox Corp. ..................................             18,325               1,352,614
                                                                             ------------
                                                                                2,172,628
                                                                             ------------


OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc. ......................              1,354                  91,903
Rowan Cos., Inc. (a)..........................              4,803                 146,491
                                                                             ------------
                                                                                  238,394
                                                                             ------------


OIL - EXPLORATION & PRODUCTION (0.3%)
Anadarko Petroleum Corp. .....................              3,370                 204,517
Apache Corp. .................................              5,063                 177,521
Burlington Resources Inc. ....................             10,001                 448,170
Oryx Energy Co. (a)...........................              5,943                 151,547
Union Pacific
   Resources Group, Inc. .....................             14,252                 345,611
                                                                             ------------
                                                                                1,327,366
                                                                             ------------


OIL - INTEGRATED DOMESTIC (1.1%)
Amerada Hess Corp. ...........................              5,157                 282,990
Ashland Inc. .................................              4,206                 225,810
Atlantic Richfield Co. .......................             17,991               1,441,529
Kerr-McGee Corp. .............................              2,671                 169,108
Occidental Petroleum Corp. ...................             18,987                 556,556
Pennzoil Co. .................................              2,658                 177,588
Phillips Petroleum Co. .......................             14,768                 718,094
Sun Co., Inc. ................................              4,123                 173,424
Unocal Corp. .................................             13,877                 538,601
USX-Marathon Group............................             16,115                 543,881
                                                                             ------------
                                                                                4,827,581
                                                                             ------------


OIL - INTEGRATED INTERNATIONAL (5.7%)
Amoco Corp. ..................................             27,333               2,326,722
Chevron Corp. ................................             36,787               2,832,599
Exxon Corp. ..................................            138,573               8,478,935
Mobil Corp. ..................................             44,134               3,185,923
Royal Dutch Petroleum Co. ....................            120,361               6,522,062
Texaco Inc. ..................................             30,809               1,675,239
                                                                             ------------
                                                                               25,021,480
                                                                             ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)


OIL - WELL EQUIPMENT & SERVICES (0.9%)
Baker Hughes Inc. ............................              9,436            $    411,646
Dresser Industries, Inc. .....................              9,819                 411,784
Halliburton Co. ..............................             14,690                 762,962
McDermott International, Inc. ................              3,071                 112,475
Schlumberger Ltd. ............................             27,783               2,236,532
Western Atlas Inc. (a)........................              2,975                 220,150
                                                                             ------------
                                                                                4,155,549
                                                                             ------------


PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp. ..........................              3,074                  92,988
Champion International Corp. .................              5,351                 242,467
Georgia-Pacific Corp. ........................              5,106                 310,189
International Paper Co. ......................             17,044                 735,023
Louisiana-Pacific Corp. ......................              6,123                 116,337
Mead Corp. (The)..............................              5,820                 162,960
Potlatch Corp. ...............................              1,587                  68,241
Union Camp Corp. .............................              3,855                 206,965
Westvaco Corp. ...............................              5,703                 179,288
Weyerhaeuser Co. .............................             11,100                 544,594
Willamette Industries, Inc. ..................              6,195                 199,402
                                                                             ------------
                                                                                2,858,454
                                                                             ------------


PERSONAL LOANS (0.3%)
Beneficial Corp...............................              3,026                 251,536
Countrywide Credit Industries, Inc. ..........              6,021                 258,150
Household International, Inc..................              6,007                 766,268
Providian Financial Corp......................              5,198                 234,885
                                                                             ------------
                                                                                1,510,839
                                                                             ------------


PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co. ............................             18,323               1,114,267
IKON Office Solutions, Inc. ..................              7,474                 210,206
Polaroid Corp. ...............................              2,571                 125,176
                                                                             ------------
                                                                                1,449,649
                                                                             ------------


POLLUTION CONTROL (0.3%)
Browning-Ferris Industries, Inc. .............             11,087                 410,219
Waste Management, Inc. .......................             25,546                 702,515
                                                                             ------------
                                                                                1,112,734
                                                                             ------------


PROPERTY - CASUALTY INSURANCE (1.6%)
Allstate Corp. (The)..........................             24,087               2,188,906
Chubb Corp. (The).............................              9,544                 721,765
Cincinnati Financial Corp. ...................              3,100                 436,325
General Re Corp. .............................              4,487                 951,244
Loews Corp. ..................................              6,452                 684,719
MGIC Investment Corp. ........................              6,410                 426,265
Progressive Corp. (The).......................              3,989                 478,181
SAFECO Corp. .................................              7,805                 380,494
St. Paul Cos., Inc. (The).....................              4,724                 387,663
USF&G Corp. ..................................              6,431                 141,884
                                                                             ------------
                                                                                6,797,446
                                                                             ------------


PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)..................              5,616                 415,584
Meredith Corp. ...............................              3,132                 111,773
                                                                             ------------
                                                                                  527,357
                                                                             ------------


PUBLISHING - NEWSPAPER (0.6%)
Dow Jones & Co., Inc. ........................              5,429                 291,469
Gannett Co., Inc. ............................             15,862                 980,470
Knight-Ridder, Inc. ..........................              4,742                 246,584
New York Times Co. (The) Class A..............              5,449                 360,315
Times Mirror Co. (The) Class A................              5,304                 326,196
Tribune Co. ..................................              6,812                 424,047
                                                                             ------------
                                                                                2,629,081
                                                                             ------------


RAILROADS (0.7%)
Burlington Northern Santa Fe Corp. ...........              8,714                 809,857
CSX Corp. ....................................             12,254                 661,716
Norfolk Southern Corp. .......................             21,159                 651,962
Union Pacific Corp. ..........................             13,840                 864,135
                                                                             ------------
                                                                                2,987,670
                                                                             ------------


RESTAURANTS (0.5%)
Darden Restaurants, Inc. .....................              8,603                 107,537
McDonald's Corp. .............................             38,568               1,841,622
Tricon Global Restaurants, Inc. (a)...........              8,591                 249,676
Wendy's International, Inc. ..................              7,327                 176,306
                                                                             ------------
                                                                                2,375,141
                                                                             ------------


RETAIL STORES - APPAREL (0.3%)
Charming Shoppes, Inc. (a)....................              5,988                  28,069
Gap, Inc. (The)...............................             22,604                 801,012
Limited, Inc. (The)...........................             15,187                 387,268
TJX Cos., Inc. (The)..........................              9,162                 314,944
                                                                             ------------
                                                                                1,531,293
                                                                             ------------


RETAIL STORES - DEPARTMENT (0.6%)
Dillard's, Inc. Class A.......................              6,356                 224,049
Federated Department
   Stores, Inc. (a)...........................             11,780                 507,276
May Department Stores Co. (The)...............             13,115                 690,997
Mercantile Stores Co., Inc. ..................              2,048                 124,672

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)


RETAIL STORES - DEPARTMENT (Continued)
Nordstrom, Inc. ..............................              4,337            $    261,846
Penney (J.C.) Co., Inc. ......................             14,018                 845,461
                                                                             ------------
                                                                                2,654,301
                                                                             ------------


RETAIL STORES - DRUGS (0.3%)
Longs Drug Stores Corp. ......................              2,167                  69,615
Rite Aid Corp. ...............................              6,911                 405,589
Walgreen Co. .................................             27,574                 865,134
                                                                             ------------
                                                                                1,340,338
                                                                             ------------


RETAIL STORES - FOOD CHAIN (0.5%)
Albertson's, Inc. ............................             13,803                 653,917
American Stores Co. ..........................             15,284                 314,277
Giant Food Inc. Class A.......................              3,340                 112,516
Great Atlantic & Pacific
   Tea Co., Inc. (The)........................              2,294                  68,103
Kroger Co. (The) (a)..........................             14,261                 526,766
Winn-Dixie Stores, Inc. ......................              8,370                 365,665
                                                                             ------------
                                                                                2,041,244
                                                                             ------------


RETAIL STORES - GENERAL MERCHANDISE (1.6%)
Dayton Hudson Corp. ..........................             12,242                 826,335
Kmart Corp. (a)...............................             27,379                 316,570
Sears, Roebuck & Co. .........................             22,016                 996,224
Wal-Mart Stores, Inc. ........................            126,621               4,993,615
                                                                             ------------
                                                                                7,132,744
                                                                             ------------


RETAIL STORES - SPECIALTY (1.2%)
AutoZone, Inc. (a)............................              8,503                 246,587
Circuit City Stores -
   Circuit City Group.........................              5,524                 196,447
Costco Cos., Inc. (a).........................             11,924                 532,109
CVS Corp. ....................................              9,639                 617,498
Home Depot, Inc. (The)........................             40,984               2,412,933
Lowe's Cos., Inc. ............................              9,688                 461,997
Pep Boys-Manny, Moe & Jack (The)..............              3,511                  83,825
Tandy Corp. ..................................              5,945                 229,254
Toys "R" Us, Inc. (a).........................             16,033                 504,037
Woolworth Corp. (a)...........................              7,576                 154,361
                                                                             ------------
                                                                                5,439,048
                                                                             ------------


SAVINGS & LOANS (0.4%)
Ahmanson (H.F.) & Co. ........................              5,257                 351,890
Golden West Financial Corp. ..................              3,283                 321,119
Washington Mutual, Inc. ......................             14,427                 920,623
                                                                             ------------
                                                                                1,593,632
                                                                             ------------


SHOES (0.2%)
NIKE, Inc. Class B............................             16,227                 636,910
Reebok International Ltd. ....................              3,110                  89,607
                                                                             ------------
                                                                                  726,517
                                                                             ------------


SPECIALIZED SERVICES (1.0%)
Block (H&R), Inc. ............................              5,864                 262,780
Cendant Corp. (a).............................             44,424               1,527,075
Cognizant Corp. ..............................              9,181                 409,128
Dun & Bradstreet Corp. (The)..................              9,533                 294,927
Ecolab Inc. ..................................              3,594                 199,242
Interpublic Group of Cos., Inc. (The).........              6,989                 348,140
Laidlaw Inc. .................................             18,467                 251,613
National Service Industries, Inc. ............              2,406                 119,247
Omnicom Group Inc. ...........................              9,200                 389,850
Safety-Kleen Corp. ...........................              3,183                  87,334
Service Corp. International ..................             14,151                 522,703
                                                                             ------------
                                                                                4,412,039
                                                                             ------------


SPECIALTY PRINTING (0.1%)
Deluxe Corp. .................................              4,622                 159,459
Donnelley (R.R.) & Sons Co. ..................              8,171                 304,370
Harland (John H.) Co. ........................              1,760                  36,960
                                                                             ------------
                                                                                  500,789
                                                                             ------------


STEEL (0.2%)
Allegheny Teledyne Inc. ......................              9,725                 251,634
Armco Inc. (a)................................              6,046                  29,852
Bethlehem Steel Corp. (a).....................              6,336                  54,648
Inland Steel Industries, Inc. ................              2,714                  46,477
Nucor Corp. ..................................              4,924                 237,891
USX-U.S. Steel Group Inc. ....................              4,786                 149,563
Worthington Industries, Inc. .................              5,416                  89,364
                                                                             ------------
                                                                                  859,429
                                                                             ------------


TELECOMMUNICATIONS - LONG DISTANCE (2.3%)
AT&T Corp. ...................................             91,158               5,583,428
MCI Communications Corp. .....................             39,138               1,675,596
Sprint Corp. .................................             24,239               1,421,011
WorldCom, Inc. (a)............................             50,669               1,532,737
                                                                             ------------
                                                                               10,212,772
                                                                             ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)


TELEPHONE (4.1%)
ALLTEL Corp. .................................             10,368            $    425,736
Ameritech Corp. ..............................             30,720               2,472,960
Bell Atlantic Corp. ..........................             43,636               3,970,876
BellSouth Corp. ..............................             55,608               3,131,425
Frontier Corp. ...............................              9,222                 221,904
GTE Corp. ....................................             53,720               2,806,870
SBC Communications Inc. ......................             51,364               3,762,413
US West Communications Group..................             27,100               1,222,888
                                                                             ------------
                                                                               18,015,072
                                                                             ------------


TEXTILES - APPAREL MANUFACTURERS (0.2%)
Fruit of the Loom, Inc.
   Class A (a)................................              4,119                 105,549
Liz Claiborne, Inc. ..........................              3,886                 162,483
Russell Corp. ................................              2,192                  58,225
Springs Industries, Inc. Class A..............              1,092                  56,784
VF Corp. .....................................              7,015                 322,252
                                                                             ------------
                                                                                  705,293
                                                                             ------------


TOBACCO (1.5%)
Philip Morris Cos. Inc. ......................            136,190               6,171,109
UST Inc. .....................................             10,293                 380,198
                                                                             ------------
                                                                                6,551,307
                                                                             ------------


TOYS (0.2%)
Hasbro, Inc. .................................              7,159                 225,508
Mattel, Inc. .................................             16,316                 607,771
                                                                             ------------
                                                                                  833,279
                                                                             ------------


TRANSPORTATION - MISCELLANEOUS (0.1%)
Federal Express Corp. (a).....................              6,385                 389,884
Ryder System, Inc. ...........................              4,399                 144,067
                                                                             ------------
                                                                                  533,951
                                                                             ------------


TRUCKERS (0.0%) (b)
Caliber System, Inc...........................              2,223                 108,232
                                                                             ------------
Total Common Stocks
   (Cost $297,340,472)........................                                424,471,318(c)
                                                                             ------------

                                                        Principal
                                                          Amount                Value
                                                       ==================================
SHORT-TERM INVESTMENTS (1.7%)


COMMERCIAL PAPER (1.0%) Dynamic Fuji Corp.
   6.75%, due 2/13/98 (d).....................         $2,600,000            $  2,579,037
   7.50%, due 2/13/98 (d).....................            900,000                 891,938
   7.65%, due 2/13/98 (d).....................          1,100,000               1,089,949
                                                                             ------------
Total Commercial Paper
   (Cost $4,560,924)..........................                                  4,560,924
                                                                             ------------


U.S. GOVERNMENT (0.7%)
United States Treasury Bills
   4.89%, due 3/26/98 (d).....................          1,000,000                 988,103
   5.14%, due 4/2/98 (d)......................          2,000,000               1,973,950
                                                                             ------------
Total U.S. Government
   (Cost $2,962,889)..........................                                  2,962,053
                                                                             ------------
Total Short-Term Investments
   (Cost $7,523,813)..........................                                  7,522,977
                                                                             ------------
Total Investments
   (Cost $304,864,285) (e)....................                 99.1%          431,994,295(f)
Cash and Other Assets,
   Less Liabilities...........................                  0.9             3,694,511
                                                       ------------          ------------
Net Assets....................................                100.0%         $435,688,806
                                                       ============          ============

                                                                              Unrealized
                                                         Contracts           Appreciation/
                                                           Long             (Depreciation)(g)
                                                       ===================================
FUTURES CONTRACTS (0.0%) (b)
Standard & Poor's 500
  March 1998................                                     30          $     42,990
  Mini March 1998...........                                      4                   (45)
                                                                             ------------
Total Futures Contracts (Settlement
  Value $7,539,070) (c).....                                                 $     42,945
                                                                             ============

----------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.2% of net assets.
(d)  Segregated or partially segregated as collateral for futures contracts.
(e)  The cost for Federal income tax purposes is $304,930,457.
(f) At December 31, 1997, net unrealized appreciation was $127,063,838, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $130,506,797 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,442,959.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1997.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $304,864,285)..................................   $431,994,295
Cash...............................................................................................          1,971
Receivables:
  Fund shares sold.................................................................................      3,674,901
  Investment securities sold.......................................................................      1,255,889
  Dividends and interest...........................................................................        556,600
Unamortized organization expense...................................................................         37,032
                                                                                                      ------------
   Total assets....................................................................................    437,520,688
                                                                                                      ------------
LIABILITIES:
Payables:
  Investment securities purchased..................................................................      1,189,351
  Fund shares redeemed.............................................................................        279,841
  NYLIFEDistributors...............................................................................         89,779
  Transfer agent...................................................................................         45,529
  MainStay Management..............................................................................         43,644
  NYLIFE Inc.......................................................................................         33,000
  Custodian........................................................................................         18,123
Accrued expenses...................................................................................        128,695
Variation margin payable on futures contracts......................................................          3,920
                                                                                                      ------------
   Total liabilities...............................................................................      1,831,882
                                                                                                      ------------
Net Assets.........................................................................................   $435,688,806
                                                                                                      ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized..............................................................   $    140,941
Additional paid-in capital.........................................................................    304,227,473
Accumulated undistributed net investment income....................................................         15,071
Accumulated undistributed net realized gain on investments.........................................      4,132,366
Net unrealized appreciation on investments.........................................................    127,172,955
                                                                                                      ------------
Net assets applicable to outstanding shares........................................................   $435,688,806
                                                                                                      ============
Shares of beneficial interest outstanding..........................................................     14,094,106
                                                                                                      ============
Net asset value per share outstanding..............................................................   $      30.91
Maximum sales charge (3.00% of offering price).....................................................           0.96
                                                                                                      ------------
Maximum offering price per share outstanding.......................................................   $      31.87
                                                                                                      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a)....................................................................................   $  5,368,077
  Interest.........................................................................................      1,425,916
                                                                                                      ------------
   Total income....................................................................................      6,793,993
                                                                                                      ------------
Expenses:
  Administration...................................................................................      1,024,263
  Distribution.....................................................................................        826,562
  Management.......................................................................................        372,795
  Transfer agent...................................................................................        366,441
  Advisory.........................................................................................        256,066
  Shareholder communication........................................................................        190,026
  Registration.....................................................................................         89,519
  Custodian........................................................................................         75,657
  Professional.....................................................................................         45,880
  Amortization of organization costs...............................................................         12,479
  Trustees.........................................................................................          9,087
  Miscellaneous....................................................................................         18,161
                                                                                                      ------------
   Total expenses before reimbursement.............................................................      3,286,936
Expense reimbursement from Administrator or Manager................................................       (641,937)
                                                                                                      ------------
   Net expenses....................................................................................      2,644,999
                                                                                                      ------------
Net investment income..............................................................................      4,148,994
                                                                                                      ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions............................................................................      3,681,980
  Futures transactions.............................................................................      4,950,639
                                                                                                      ------------
Net realized gain on investments...................................................................      8,632,619
                                                                                                      ------------
Net change in unrealized appreciation on investments:
  Security transactions............................................................................     73,750,850
  Futures transactions.............................................................................         70,004
                                                                                                      ------------
Net unrealized gain on investments.................................................................     73,820,854
                                                                                                      ------------
Net realized and unrealized gain on investments....................................................     82,453,473
                                                                                                      ------------
Net increase in net assets resulting from operations...............................................   $ 86,602,467
                                                                                                      ============

----------
(a)  Dividends recorded net of foreign withholding taxes of $32,775.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                        Year ended    Year ended
                                                                                       December 31,  December 31,
                                                                                           1997          1996
                                                                                       ------------  ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...........................................................     $  4,148,994  $  2,880,833
  Net realized gain on investments................................................        8,632,619     5,505,296
  Net change in unrealized appreciation on investments............................       73,820,854    25,632,481
                                                                                       ------------  ------------
  Net increase in net assets resulting from operations............................       86,602,467    34,018,610
                                                                                       ------------  ------------
Dividends and distributions to shareholders:
  From net investment income......................................................       (4,133,923)   (4,255,511)
  From net realized gain on investments...........................................       (5,707,208)   (6,641,480)
                                                                                       ------------  ------------
   Total dividends and distributions to shareholders..............................       (9,841,131)  (10,896,991)
                                                                                       ------------  ------------
Capital share transactions:
  Net proceeds from sale of shares................................................      180,823,270    99,873,971
  Net asset value of shares issued to shareholders in reinvestment
    of dividends and distributions                                                        9,532,058    10,618,632
                                                                                       ------------  ------------
                                                                                        190,355,328   110,492,603
  Cost of shares redeemed.........................................................      (57,177,469)  (17,172,280)
                                                                                       ------------  ------------
   Increase in net assets derived from capital share transactions.................      133,177,859    93,320,323
                                                                                       ------------  ------------
   Net increase in net assets.....................................................      209,939,195   116,441,942
NET ASSETS:
Beginning of year.................................................................      225,749,611   109,307,669
                                                                                       ------------  ------------
End of year.......................................................................     $435,688,806  $225,749,611
                                                                                       ============  ============
Accumulated undistributed net investment income...................................     $     15,071  $         --
                                                                                       ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                            September 1
                                                      Year ended December 31                  through        Year ended August 31
                                          -------------------------------------------       December 31     ----------------------
                                            1997              1996              1995           1994*         1994           1993
                                          --------          --------          --------      -----------     -------        -------
Net asset value at
  beginning of period ................    $  23.37          $  19.15          $  14.09        $ 14.48       $ 13.84       $ 12.15
                                          --------          --------          --------        -------       -------       -------
Net investment
  income .............................        0.30              0.30              0.24           0.09          0.27          0.22
Net realized and unrealized
  gain (loss) on investments .........        7.24              3.92              4.82          (0.48)         0.37          1.47
                                          --------          --------          --------        -------       -------       -------
Total from investment operations .....        7.54              4.22              5.06          (0.39)         0.64          1.69
                                          --------          --------          --------        -------       -------       -------
Less dividends and distributions:
From net investment income ...........       (0.30)            (0.54)            (0.27)            --         (0.25)        (0.18)
From net realized gain
  on investments .....................       (0.41)            (0.82)            (0.27)            --         (0.18)        (0.02)
                                          --------          --------          --------        -------       -------       -------
Total dividends and distributions            (0.71)            (1.36)            (0.54)            --         (0.43)        (0.20)
                                          --------          --------          --------        -------       -------       -------
Reverse share split ..................        0.71              1.36              0.54             --          0.43          0.20
                                          --------          --------          --------        -------       -------       -------
Net asset value at end of period .....    $  30.91          $  23.37          $  19.15        $ 14.09       $ 14.48       $ 13.84
                                          ========          ========          ========        =======       =======       =======
Total investment return (a) ..........       32.26%            22.04%            35.91%         (2.68%)        4.59%        13.91%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment income .............        1.25%              1.8%              1.7%           2.0%+         1.9%          1.9%
   Expenses ..........................        0.80%              0.8%              1.1%           0.9%+         0.9%          0.9%
   Expenses (before
     reimbursement) ..................        0.99%              1.0%              1.1%           0.9%+         0.9%          0.9%
Portfolio turnover rate ..............           3%                3%                4%             2%           12%            4%
Average commission rate paid .........    $ 0.0499          $ 0.0465                  (b)            (b)           (b)           (b)

Net assets at end of
  period (in 000's) ..................    $435,689          $225,750          $109,308        $61,561       $62,828       $62,921

----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charge and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Fund's objective is to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

Note 2--Significant Account Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain

Notes to Financial Statements


or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

The Fund went ex-dividend on December 19, 1997, and also underwent a reverse share split on that day. The reverse share split rate was 0.9765 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled $124,798. Such costs are being amortized over ten years beginning at the commencement of operations of the Fund. This period corresponds to the guarantee period of the original offering (See Note
7).

In the event NYLIFE Securities Inc., an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), redeems any of the shares initially purchased, the proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed by it bears to the total number of initial shares purchased by it.

MainStay Equity Index Fund


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life, administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of Monitor Capital Advisors, Inc. ("Monitor") as sub-adviser of the Fund. Monitor, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50%. During the year ended December 31, 1997, the Manager voluntarily agreed to reduce its fee payable by the Fund by the difference between the Fund's total expenses (including 12b-1 fees) and 0.80% of the Fund's average annual net assets.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Monitor, the Manager pays the Sub-Adviser a monthly fee of 0.10% of the average daily net assets of the Fund.

Prior to October 27, 1997, Monitor acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. Monitor and NYLIFE Distributors were paid a monthly fee at an annual rate of 0.10% and 0.40%, respectively, of the average daily net assets of the Fund. NYLIFE Distributors had agreed to assume the expenses of the Fund to the extent that such expenses would exceed 0.80% of the average daily net assets of the Fund. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997 and the expense reimbursement also remains the same as prior to that date. For the period January 1, 1997, through October 26, 1997, Monitor and NYLIFE Distributors earned fees of $256,066 and $1,024,263, respectively, and NYLIFE Distributors reimbursed the Fund $418,496. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $372,795 and reimbursed the Fund $223,441.

Distribution Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Notes to Financial Statements continued


Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's shares, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charge. The Fund was advised that the amount of sales charge retained by NYLIFE Distributors was $329,059 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $253,273 and $15,736, respectively.

Trustees' Fee. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1997, NYLIFE Securities beneficially held shares of the Fund with a net asset value of $309,100, which represents 0.1% of the Fund's net assets at year end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $9,915 for the year ended December 31, 1997.

Note 4--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $132,565 and $7,659, respectively.

Note 5--Line of Credit

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

MainStay Equity Index Fund


Note 6--Capital Share Transactions (in 000's):

                                                          Year ended December 31
                                                            1997          1996
                                                            ----          ----
Shares sold ............................................    6,514         4,773
Shares issued in reinvestment of
 dividends and distributions ...........................      324           491
                                                           ------         -----
                                                            6,838         5,264
Shares redeemed ........................................   (2,069)         (810)
Reduction of shares due to reverse share split .........     (334)         (503)
                                                           ------         -----
Net increase ...........................................    4,435         3,951
                                                           ======         =====

Note 7--Guarantee:

NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guarantee Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Index Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   graph showing        of companies in expanding markets        and are willing to accept a higher
                            risk/return          with strong growth potential             level of risk for higher return potential
                            of Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
EQUITY INDEX FUND           graph showing        the makeup and returns of the            participate in the growth potential
                            risk/return          S&P 500*                                 of stocks with the protection of a
                            of Fund]                                                      principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph showing        international stock markets with         of international equities or want to
                            risk/return          an emphasis on risk control              add diversification to your domestic
                            of Fund]                                                      investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       risk/return          a special blend of capital               may offer growth potential if converted
                            of Fund]             appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph showing        return from common stocks,               have undervalued and you want to
                            risk/return          convertible securities, and high-yield   manage risk through multimarket
                            of Fund]             corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Balances current income with growth      You seek a combination of income and
Total Return Fund           risk/return          opportunities by investing in stocks,    growth potential and want to manage
                            of Fund]             bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  risk/return          attractive dividends and a stimulus      securities which may have more poten-
                            of Fund]             for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph showing       consistent with safety of principal      current income and safety of principal
                             risk/return         primarily from U.S. government
                             of Fund]            securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph showing       An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/return         fund that is actively managed for        and can accept the higher risk of
                             of Fund]            maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph showing       non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/return         risk control                             diversification to your domestic
                             of Fund]                                                     investments++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph showing       Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            risk/return         preservation of capital, and             competitive yields on cash you're plan-
                             of Fund]            liquidity, with free checkwriting**      ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph showing       tive overall return by investing in      higher income and overall return by
                             risk/return         a diversified portfolio of domestic      investing in multiple bond market
                             of Fund]            and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    graph showing        from both federal and California         keep more of what you earn by invest-
                            risk/return          income taxes consistent with             ing for income that's double tax free+++
                            of Fund]             preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      graph showing        from federal, New York State, and        and want to keep more of what you earn
                            risk/return          New York City income taxes consis-       with income that's double or triple tax
                            of Fund]             tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Seeks high current income                You're in a high federal income tax
Tax Free Bond Fund          risk/return          exempt from regular federal income tax   bracket or want to pay less of your
                            of Fund]             with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============------------------
                                  Equity Index Fund
                               -----------------------



                                                                   Annual Report

                                                               December 31, 1997






                                                             [LOGO] MAINSTAY(R)
                                                                    FUNDS



                    OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                    Dechert Price & Rhoads
                        Legal Counsel

* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly       [LOGO]
owned subsidiary of New York Life Insurance Company.               NEW YORK LIFE



This report is provided for the information of shareholders of the MainStay Equity Index Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.                            MSAN07-02/98

[GRAPHIC]

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Government Fund Highlights                                            5

$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation--
Class A & Class B Shares                                                       6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Portfolio Composition                                                          9

Returns & Lipper Rankings                                                     12

Portfolio of Investments                                                      13

Financial Statements                                                          15

Notes to Financial Statements                                                 19

Report of Independent Accountants                                             25

The MainStay Funds                                                            26

--------------------------------------------------------------------------------
[GRPAHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more

----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,

/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998

----------
++  Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Government Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Government Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to issuer concentration, borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Government Fund is presented below.

PROPOSAL 1--Election of Trustees

                           Proposed Trustee                                    For    Authority Withheld     Result
                           ----------------                                    ---    ------------------     ------
Edward J. Hogan...........................................................   41,381,493     2,740,735        Passed
Nancy Maginnes Kissinger..................................................   41,381,493     2,740,735        Passed
Donald E. Nickelson.......................................................   41,381,493     2,740,735        Passed
Richard S. Trutanic.......................................................   41,381,493     2,740,735        Passed
Harry G. Hohn.............................................................   41,376,861     2,745,367        Passed
Terry L. Lierman..........................................................   41,381,493     2,740,735        Passed
Donald K. Ross............................................................   41,381,493     2,740,735        Passed
Walter W. Ubl.............................................................   41,381,493     2,740,735        Passed
Alice T. Kane.............................................................   41,381,493     2,740,735        Passed
John B. McGuckian.........................................................   41,381,493     2,740,735        Passed
Stephen C. Roussin........................................................   41,381,493     2,740,735        Passed

PROPOSAL 2--Approval of Management Agreement
For - 39,855,134.49   Against - 919,464.17     Abstain - 3,347,626.63   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay Shields Financial Corporation
For - 39,789,598.48   Against - 860,367.16     Abstain -3,472,261.65    Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 37,451,546.43   Against - 940,275.01     Abstain - 3,762,590.04   Broker Non-Vote - 999,845.00    Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 37,886,579.29   Against - 1,358,396.26   Abstain - 3,848,251.74   Broker Non-Vote - 1,029,000.00  Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                  For           Against       Result
                          ----------------------                                  ---           -------       ------
A1--Asset Pledges, Mortgages, Hypothecation................................   37,877,399.29  1,367,576.26     Passed
A2--Oil, Gas, or Mineral Lease Interests...................................   37,846,584.29  1,398,391.27     Passed
A3--Real Estate Limited Partnership Interests..............................   37,803,072.28  1,441,903.28     Passed
C1--Issuer Concentration...................................................   37,877,924.29  1,367,051.26     Passed
C2--Borrowing Money........................................................   37,847,762.29  1,397,213.27     Passed
C3--Industry Concentration.................................................   37,861,746.29  1,383,229.27     Passed
C4--Issuing Senior Securities..............................................   37,835,850.28  1,409,125.27     Passed

Proposal 6--Ratification of the Selection of Price Waterhouse LLP as IndependentCertified Public Accountants of the Trust
For - 40,497,848.61   Against -394,648.07      Abstain - 3,229,728.61   Result - Passed

MainStay Government Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

 [ ] Interest rates remained relatively stable during the first half of 1997, despite a Federal Reserve Board move to raise interest rates 25 basis points at the end of March.

 [ ] In the second half of the year, declining budget deficits, low inflation, and expectations of a slowing economy caused interest rates to decline and bond prices to rally.

 [ ] The yield curve flattened in the second half of 1997, as foreign central banks sold short-term Treasuries to raise cash to defend their currencies. In addition, long-term government securities outperformed on expectations of reduced inflation and slower economic growth.

 [ ] Fiscal problems in Asia caused investors to refocus on the risk components of income securities and led to a flight to quality, which supported the rally in long-term bonds.

 [ ] The reduction in the United States budget deficit led many investors to rethink market supply and demand dynamics as fewer government securities will be required to fund a smaller deficit.

================================================================================

--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] One-year total returns of 9.12% and 8.54% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/97.

[ ] Class A shares outperformed the average Lipper* general U.S. government fund, while Class B shares underperformed the average Lipper general U.S. government fund, which returned 8.84%.

[ ] The Fund benefited from having a neutral duration during the first half of the year and having a longer duration during the second half of 1997.

[ ] The Fund benefited from shifting opportunities among older and newer Treasury issues and a movement out of mortgage-related issues into government and agency securities.

[ ] Asset-backed securities accounted for as much as 20% of the portfolio in the first half of the year. The Fund profited by reducing this position by 10% early in the second half of the year, in anticipation of increased volatility and prepayment concerns.

================================================================================

----------
* See footnote and table on page 12 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation


CLASS A SHARES    SEC Returns: 1-Year 4.21%, 5-Year 4.93%, 10-Year 6.69%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Year                   MainStay            Lehman Brothers
End                 Government Bond     Government Bond Index*       Inflation+
12/87                   $ 9,550                $10,000                $10,000
12/88                   $10,161                $10,703                $10,441
12/89                   $11,398                $12,226                $10,925
12/90                   $12,187                $13,292                $11,608
12/91                   $13,821                $15,329                $11,954
12/92                   $14,348                $16,437                $12,308
12/93                   $15,192                $18,189                $12,645
12/94                   $14,759                $17,574                $12,974
12/95                   $17,177                $20,797                $13,311
12/96                   $17,514                $21,373                $13,752
12/97                   $19,113                $23,423                $13,984

[GRAPHIC] MainStay Government Bond

[GRAPHIC] Lehman Brothers Government Bond Index*

[GRAPHIC] Inflation+

CLASS B SHARES SEC Returns: 1-Year 3.54%, 5-Year 5.19%, 10-Year 6.99%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Year                   MainStay            Lehman Brothers
End                 Government Bond     Government Bond Index*       Inflation+
12/87                   $10,000                $10,000                $10,000
12/88                   $10,640                $10,703                $10,441
12/89                   $11,936                $12,226                $10,925
12/90                   $12,762                $13,292                $11,608
12/91                   $14,472                $15,329                $11,954
12/92                   $15,024                $16,437                $12,308
12/93                   $15,908                $18,189                $12,645
12/94                   $15,455                $17,574                $12,974
12/95                   $17,880                $20,797                $13,311
12/96                   $18,104                $21,373                $13,752
12/97                   $19,650                $23,423                $13,984

[GRAPHIC] MainStay Government Bond

[GRAPHIC] Lehman Brothers Government Bond Index*

[GRAPHIC] Inflation+

-----------
     The Class A graph assumes an initial investment of $10,000 made on 12/31/87 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods 12/31/87 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/87. Returns shown do not reflect the Contingent Deferred Sales Charge
     (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Government Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed-rate debt issues that are rated investment-grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Government Fund Team

GOVERNMENT FUND TEAM

Christopher Harms, Edward Munshower,
and Ravi Akhoury


During the first half of the year, bonds traded in a relatively narrow range, despite the Federal Reserve Board's move to raise interest rates 25 basis points at the end of March. Opportunities among Treasury securities were limited, shifting the market's focus toward yield-enhancing securities, such as mortgage-backed and asset-backed securities and collateralized mortgage obligations.

In the second half of the year, declining inflation, lower budget deficits, and expectation of a slowing economy led to a bond price rally as yields declined. At the same time, however, declining yields raised prepayment concerns in mortgage-backed and asset-backed securities, making these sectors less attractive to investors.

Problems in the economies of several Asian nations led both domestic and foreign investors to pursue higher-quality securities. This, combined with expectations of slower growth due to the Asian influence on the economy and the removed fear of a Federal Reserve Board tightening, contributed to a rally in long-term government bonds. In addition, the decline in the U.S. budget deficit has reduced the amount of bonds the government will need to issue, shifting supply and demand dynamics in the government market.


Given this context, how did the MainStay Government Fund do in 1997?

For the one-year period ended December 31, 1997, the Fund returned 9.12% and 8.54% for Class A and Class B shares, respectively, excluding all sales charges. Relative to all Lipper* general U.S. government bond funds, Class A shares outperformed the average Lipper peer fund while Class B shares underperformed the average Lipper peer fund which returned 8.84% for the year.


How did you manage the Fund's duration over the course of the year?

As portfolio managers, we adapted our approach to the market environment. In the first half of the year, there were few opportunities to benefit from the yield curve or duration plays, so the Fund maintained a relatively neutral duration. In the second half of the year, we saw the yield curve flatten substantially, with short-term rates under pressure from selling by foreign central banks and expectations of the Federal Reserve Board tightening interest rates.


[GRAPHIC]

Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


Yield Curve
-----------

When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.


----------
* See footnote and table on page 12 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                        Total
Year                                   Return
End                                       %
----------------------------------------------
12/86                                     5.92
12/87                                     3.53
12/88                                     6.40
12/89                                    12.17
12/90                                     6.92
12/91                                    13.40
12/92                                     3.81
12/93                                     5.88
12/94                                    (2.85)
12/95                                    16.38
12/96                                     1.97
12/97                                     9.12

Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 12 for more information on performance.


CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                            Total
Year                                       Return
End                                           %
--------------------------------------------------
12/86                                         5.92
12/87                                         3.53
12/88                                         6.40
12/89                                        12.17
12/90                                         6.92
12/91                                        13.40
12/92                                         3.81
12/93                                         5.88
12/94                                        (2.85)
12/95                                        15.69
12/96                                         1.25
12/97                                         8.54

See footnote * on page 12 for more information on performance.


As the year progressed and economic growth slowed, we foresaw lower inflation and lengthened the Fund's duration to about 5.6 years. This strategy proved successful, particularly when the problems developed in Asia and investors sought a safe haven in high-quality, long-term bonds.


Which types of securities did you emphasize in the portfolio?

Once again, we had to adapt to changing market conditions. In the first half of the year, there were very few opportunities to increase value with government securities, so we moved the Fund out of Treasuries

PORTFOLIO COMPOSITION AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Treasury Noted                          10.4%
U.S. Treasury Bonds                          30.7%
Federal National Mortgage Association        29.1%
Government National Mortgage Association     12.6%
Asset-Backed Securities                      16.8%
Mortgage-Backed Securities                    6.4%
Cash, Equivalendts & Other Assets,
Less Liabilities                             (6.0)%

Actual percentages will vary over time.


and increased its positions among yield-enhancing bonds, including mortgage-backed securities, asset-backed bonds, and unleveraged collateralized mortgage obligations or CMOs. When opportunities arose, we took some profits for the Fund in the CMOs, and also invested some of the Fund's assets in low-balance mortgage loans.


What are low-balance loans?

Low-balance loans are securities backed by smaller, nonconforming, limited-documentation mortgages for self-employed individuals. The focus is on individuals with impeccable credit credentials so the securities carry AAA credit ratings--the highest available. Since the borrowers generally pay about 100 basis points over standard mortgages to get the loans, we found them very attractive for the Fund. While more investors are now beginning to see the opportunities in these securities, we were among the early investors and did well with them.


Were there other securities that attracted your attention through the first half of the year?

Yes. The Fund invested in AAA-rated manufactured housing loans and home equity loans of similar quality. Both were positive contributors to the Fund's performance.


How did things change in the second half of the year?

Over the course of the fourth quarter of 1997, yields declined 48 basis points for the 30-year Treasury bond and 10 basis points for 2-year Treasuries. Since bond prices rise when yields decline, this was positive for the Fund's overall performance, particularly since the Fund was invested in longer-duration bonds. In fact, the last four months of the year generated all of the increase in price and over 50% of the total return in the market for income securities. While the economic and inflation picture remained relatively positive, problems in Asia caused a flight to quality, which created heavy demand among government securities and helped contribute to declining yields.


[GRAPHIC]

Flight to quality
-----------------

When investors in general move to improve the credit quality of the securities they own, either because of credit concerns or a lack of yield advantages among lower-rated securities.

How did the bond rally affect risk in the market for income securities?

With yields going lower, prepayment risk increased. So we decided to trim our holdings among mortgage-backed and asset-backed securities. The Fund maintained small positions in commercial mortgages and CMOs, where prepayment risk is lower. These sales benefited the Fund, as mortgage-backed securities underperformed over the second half of the year. Toward the end of the year, we increased the Fund's mortgage holdings slightly with discounted mortgages, which we felt would not be affected as much should interest rates continue to decline.


Where did you put the money you raised selling mortgage-backed and asset-backed securities?

Primarily into Treasury securities. In the second half of the year, we were able to capitalize on several opportunities to switch between newer and older government issues and back again, based on shifting supply and demand characteristics in the market and capturing incremental gains with each move. The positive impact on overall performance was further enhanced by the Fund's longer duration strategy.


Were there other securities that you bought in the second half of the year?

We also purchased some agency securities for the Fund. In October, rising credit concerns caused yield spreads on all non-Treasury investments to widen about 15 basis points. At that time, we saw opportunities in short agency securities. We also increased the Fund's position in Fannie Maes, which offered attractive characteristics with limited prepayment concerns. Both have performed in line with our expectations, contributing positively to the Fund's performance.


Has the portfolio maintained its high- quality rating?

Yes, it has. The MainStay Government Fund holds securities which are agency rated,+ which is better than AAA. The Fund seeks to take advantage of opportunities as they arise, but as managers, we try not to stretch for yield by compromising the quality of the Fund's investments.


Do you have any regrets regarding 1997?

Not really. We believe we acted prudently in 1997, adjusting the Fund's holdings to reflect the shifting opportunities that arose throughout the year. Of course, there may have been some opportunities we missed, but overall, we believe mortgages were the best place to be in the first half of the year. In the second half of the year we believed Treasuries were best--and since that's where the Fund was primarily invested, we have no particular regrets.


What do you see on the horizon?

Going forward, we believe the economy may slow, at least for the first six months of 1998, reflecting the impact of the Asian crisis on our economy. The decreasing budget deficit will reduce the need for Treasury financing and unless demand slackens, the reduced supply should have a positive effect on Treasuries. We also believe that stability on the inflation front will generally be

[GRAPHIC]

Prepayment risk
---------------

The risk that mortgage or loan holders will repay their obligations before they mature, shortening the stream of interest payments investors receive.

----------
+ Agency rating is above AAA. Currently debt rated AAA has the highest rating assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

good for the bond market. However, we cannot become complacent. With unemployment at such low levels, there remains the possibility that wage hikes could create inflationary pressure. So we're keeping our eyes open and carefully monitoring market developments.


Do you think the Southeast Asian situation will have a major effect on the markets?

It definitely has had an impact so far. It has caused many investors to rethink their positions on risk. The coming months will tell how severe the fallout will be for international markets and the U.S. economy. But so far, the flight to quality has had a positive impact on funds like ours, which are currently positioned with high-quality bonds and a longer duration. Regardless of how things develop on the international front, we will continue to seek securities that offer a high level of current income, consistent with safety of principal.


Ravi Akhoury
Edward Munshower
Portfolio Managers


[GRAPHIC]

Past performance is no guarantee of future results.

[GRAPHIC]

Returns & Lipper Rankings as of 12/31/97

----------------------------------------------------------------------------------------
Fund average annual total returns*
========================================================================================
                                                                          Life of Fund
                         1 year         5 years         10 years        through 12/31/97
Class A                  9.12%          5.90%           7.18%                 6.96%
Class B                  8.54%          5.51%           6.99%                 6.79%
========================================================================================

----------------------------------------------------------------------------------------
Fund SEC returns*
========================================================================================
                                                                          Life of Fund
                         1 year         5 years         10 years        through 12/31/97
Class A                  4.21%          4.93%           6.69%                 6.54%
Class B                  3.54%          5.19%           6.99%                 6.79%
========================================================================================

----------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
========================================================================================

                                                                          Life of Fund
                         1 year         5 years         10 years        through 12/31/97
Class A                  61 out of         n/a            n/a               n/a
                         179 funds
Class B                  103 out of     62 out of       46 out of           29 out of
                         179 funds      78 funds        52 funds            35 funds
Average Lipper
general U.S.
government fund          8.84%          6.31%           7.91%               7.48%
========================================================================================

----------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
========================================================================================

                        NAV 12/31/97                Income                Capital Gains
Class A                 $8.27                       $0.4983                  $0.0000
Class B                 $8.25                       $0.4539                  $0.0000
========================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

Portfolio of Investments December 31, 1997

                                                        Principal
                                                          Amount                 Value
                                                      ===================================
LONG-TERM INVESTMENTS (106.0%)+
ASSET-BACKED SECURITIES (16.8%)


AUTO LEASES (2.1%)
Nissan Auto Receivables Grantor Trust
   Series 1997-A Class A
   6.15%, due 2/15/03.........................        $13,414,818            $ 13,409,989
                                                                             ------------


CONSUMER LOANS (5.2%)
Chase Manhattan Recreational
   Vehicle Owner Trust
   Series 1997-A Class A5
   6.05%, due 11/15/04........................          7,475,000               7,460,125
Green Tree Recreational, Equipment &
   Consumer Trust
   Series 1996-C Class A1
   6.2205%, due 10/15/17 (a)..................          2,621,672               2,624,136
   Series 1997-C Class A1
   6.49%, due 2/15/18.........................         19,636,110              19,707,585
NationsCredit Grantor Trust
   Series 1997-2 Class A2
   6.25%, due 11/15/13........................          4,250,645               4,254,173
                                                                             ------------
                                                                               34,046,019
                                                                             ------------


EQUIPMENT LOANS (2.7%)
Case Equipment Loan Trust
   Series 1997-A Class A3
   6.45%, due 3/15/04.........................         17,600,000              17,706,480
                                                                             ------------


HOME EQUITY LOANS (6.1%)
Household Finance Corp.
   Home Equity Loan Asset-
   Backed Certificates
   Series 1992-2 Class A2
   6.485%, due 10/20/07 (a)...................          9,624,875               9,641,430
   Revolving Home Equity Loan Trust
   Series 1994-2 Class A1
   6.1988%, due 9/20/14 (a)...................          8,977,593               8,981,094
Southern Pacific Secured Assets Corp.
   Series 1997-1 Class A1
   6.1688%, due 4/25/27 (a)...................         16,316,317              16,286,947
The Money Store Home Equity Trust
   Series 1997-A Class A10
   6.1105%, due 5/15/25 (a)...................          5,154,555               5,148,936
                                                                             ------------
                                                                               40,058,407
                                                                             ------------


STUDENT LOANS (0.7%)
Nellie Mae, Inc.
   Series 1996-1 Class A1
   6.1505%, due 12/15/04 (a)..................          4,624,925               4,623,676
                                                                             ------------
Total Asset-Backed Securities
   (Cost $109,731,128)........................                                109,844,571
                                                                             ------------


MORTGAGE-BACKED SECURITIES (6.4%)


COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (3.3%)
Asset Securitization Corp.
   Series 1997-D5 Class A1C
   6.75%, due 2/14/41 (b).....................          7,220,000               7,372,992
Merrill Lynch Mortgage Investors, Inc.
   Series 1995-C2 Class A1
   7.3437%, due 6/15/21 (a)(b)................          7,876,707               8,014,156
Structured Asset Securities Corp.
   Series 1997-LLI Class A1
   6.79%, due 6/12/04 (b).....................          6,097,898               6,232,174
                                                                             ------------
                                                                               21,619,322
                                                                             ------------


FIRST MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (3.1%)
Bear Stearns Mortgage Securities Inc.
   Series 1996-4 Class AI2
   10.50%, due 9/25/27 (b)....................          2,186,959               2,275,793
Countrywide Mortgage-Backed
   Securities Inc.
   Series 1997-A3 Class A7
   10.00%, due 5/25/27 (b)....................          6,625,925               6,942,976
   Series 1997-A5 Class A4
   10.00%, due 7/25/27 (b)....................          4,107,576               4,290,239
   Series 1997-A8 Class A2
   10.00%, due 10/25/27 (b)...................          2,436,889               2,709,772
Structured Asset Securities Corp.
   Series 1996-2 Class A1
   7.00%, due 8/25/26 (b).....................          3,728,925               3,747,271
                                                                             ------------
                                                                               19,966,051
                                                                             ------------
Total Mortgage-Backed Securities
   (Cost $41,420,108 )........................                                 41,585,373
                                                                             ------------


U.S. GOVERNMENT & FEDERAL AGENCIES (82.8%)


FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MEDIUM-TERM NOTE) (4.9%)
   5.96%, due 7/23/99.........................         32,200,000              32,278,890
                                                                             ------------

----------
+    Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

                                                        Principal
                                                          Amount                 Value
                                                      ===================================

U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)


FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (24.2%)
   6.00%, due 10/1/08.........................        $24,854,573            $ 24,613,732
   6.45%, due 1/1/05 TBA (c)..................          5,325,000               5,376,812
   6.50%, due 6/13/24 TBA (c).................         43,460,000              42,903,277
   6.54%, due 2/4/05 TBA (c)..................          5,000,000               5,074,650
   6.65%, due 1/30/08 TBA (c).................          4,205,000               4,297,931
   6.72%, due 11/1/07 (b).....................          5,980,441               6,142,153
   6.765%, due 1/1/07 (b).....................         12,744,174              13,106,746
   7.00%, due 1/12/25 TBA (c).................         56,260,000              56,664,509
                                                                             ------------
                                                                              158,179,810
                                                                             ------------


GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (12.6%)
   7.00%, due 12/15/23 - 5/15/27 (b) .........         52,075,911              52,661,765
   7.50%, due 12/15/23 (b)....................          8,024,298               8,242,479
   9.50%, due 5/15/22 (b).....................         19,845,027              21,668,388
                                                                             ------------
                                                                               82,572,632
                                                                             ------------


UNITED STATES TREASURY BONDS (30.7%)
   6.125%, due 11/15/27 (d)...................         63,960,000              65,729,134
   6.25%, due 8/15/23 (d).....................         41,211,000              42,447,330
   7.625%, due 2/15/25 (d)....................          9,720,000              11,796,095
   8.875%, due 8/15/17 (d)....................         30,332,000              40,260,877
   12.00%, due 8/15/13 (d)....................         27,285,000              40,202,810
                                                                             ------------
                                                                              200,436,246
                                                                             ------------


UNITED STATES TREASURY NOTES (10.4%)
   5.50%, due 11/15/98........................         11,850,000              11,837,083
   5.75%, due 10/31/02 (d)....................         12,095,000              12,106,369
   6.25%, due 2/28/02.........................          1,750,000               1,781,990
   7.75%, due 11/30/99 (d)....................         28,185,000              29,228,691
   7.875%, due 11/15/04 (d)...................         11,725,000              13,108,198
                                                                             ------------
                                                                               68,062,331
                                                                             ------------
Total U.S. Government &
   Federal Agencies
   (Cost $525,584,523)........................                                541,529,909
                                                                             ------------
Total Long-Term Investments
   (Cost $676,735,759)........................                                692,959,853
                                                                             ------------


SHORT-TERM INVESTMENTS (11.3%)


COMMERCIAL PAPER (11.3%)
American Express Credit Corp.
   6.254%, due 1/2/98 ........................         32,000,000              32,000,000
American General Finance Corp.
   6.652%, due 1/2/98 (b).....................         30,585,000              30,585,000
Ford Motor Credit Corp.
   6.005%, due 1/5/98.........................          5,265,000               5,265,000
Prudential Funding Corp.
   6.121%, due 1/6/98.........................          6,000,000               6,000,000
                                                                             ------------
Total Short-Term Investments
   (Cost $73,850,000).........................                                 73,850,000
                                                                             ------------
Total Investments
   (Cost $750,585,759) (e)....................                117.3%          766,809,853(f)
Liabilities in Excess of
   Cash and Other Assets......................                (17.3)         (113,205,046)
                                                      -------------          ------------
Net Assets....................................                100.0%         $653,604,807
                                                      =============          ============

----------
(a)  Floating rate. Rate shown is the rate in effect at December 31, 1997.
(b)  Segregated or partially segregated as collateral for TBA.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
(d)  Represents securities out on loan or a portion of which is out on loan.
(e)  The cost for Federal income tax purposes is $751,528,329.
(f) At December 31, 1997 net unrealized appreciation was $15,281,524, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $15,484,487 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $202,963.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $750,585,759).................................. $  766,809,853
Cash...............................................................................................          3,342
Collateral held for securities loaned, at value (Note 5)...........................................    189,473,894
Receivables:
  Investment securities sold.......................................................................     57,559,556
  Interest.........................................................................................      6,664,175
  Fund shares sold.................................................................................      1,521,161
                                                                                                    --------------
   Total assets....................................................................................  1,022,031,981
                                                                                                    --------------
LIABILITIES:
Securities lending collateral, at value (Note 5)                                                       189,473,894
Payables:
  Investment securities purchased..................................................................    176,327,004
  Fund shares redeemed.............................................................................      1,473,465
  NYLIFE Distributors..............................................................................        546,073
  MainStay Management..............................................................................        341,799
  Transfer agent...................................................................................        124,533
  Custodian........................................................................................         12,255
  Trustees.........................................................................................          4,309
Accrued expenses...................................................................................        123,842
                                                                                                    --------------
   Total liabilities...............................................................................    368,427,174
                                                                                                    --------------
Net assets......................................................................................... $  653,604,807
                                                                                                    ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A.......................................................................................... $       20,699
  Class B..........................................................................................        771,536
Additional paid-in capital.........................................................................    775,164,877
Accumulated undistributed net investment income....................................................          4,118
Accumulated net realized loss on investments.......................................................   (138,580,517)
Net unrealized appreciation on investments.........................................................     16,224,094
                                                                                                    --------------
Net assets......................................................................................... $  653,604,807
                                                                                                    ==============
CLASS A
Net assets applicable to outstanding shares........................................................ $   17,113,752
                                                                                                    ==============
Shares of beneficial interest outstanding..........................................................      2,069,931
                                                                                                    ==============
Net asset value per share outstanding.............................................................. $         8.27
Maximum sales charge (4.50% of offering price).....................................................           0.39
                                                                                                    --------------
Maximum offering price per share outstanding....................................................... $         8.66
                                                                                                    ==============
CLASS B
Net assets applicable to outstanding shares........................................................ $  636,491,055
                                                                                                    ==============
Shares of beneficial interest outstanding..........................................................     77,153,584
                                                                                                    ==============
Net asset value and offering price per share outstanding........................................... $         8.25
                                                                                                    ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest.........................................................................................   $ 51,650,701
                                                                                                      ------------
Expenses:
  Distribution--Class B............................................................................      3,849,567
  Service..........................................................................................      1,764,382
  Administration...................................................................................      1,760,807
  Advisory.........................................................................................      1,760,807
  Transfer agent...................................................................................      1,152,853
  Management.......................................................................................        712,902
  Shareholder communication........................................................................        241,809
  Recordkeeping....................................................................................         97,518
  Custodian........................................................................................         85,077
  Professional.....................................................................................         72,666
  Registration.....................................................................................         35,911
  Trustees.........................................................................................         17,868
  Miscellaneous....................................................................................          5,854
                                                                                                      ------------
   Total expenses..................................................................................     11,558,021
                                                                                                      ------------
Net investment income..............................................................................     40,092,680
                                                                                                      ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments...................................................................      2,612,844
Net change in unrealized appreciation on investments...............................................     13,181,818
                                                                                                      ------------
Net realized and unrealized gain on investments....................................................     15,794,662
                                                                                                      ------------
Net increase in net assets resulting from operations...............................................   $ 55,887,342
                                                                                                      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                          Year ended       Year ended
                                                                                         December 31,     December 31,
                                                                                             1997             1996
                                                                                         ------------     ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income...........................................................      $  40,092,680     $  50,252,534
  Net realized gain (loss) on investments.........................................          2,612,844       (18,412,508)
  Net change in unrealized appreciation on investments............................         13,181,818       (24,606,272)
                                                                                        -------------     -------------
  Net increase in net assets resulting from operations............................         55,887,342         7,233,754
                                                                                        -------------     -------------
Dividends to shareholders:
  From net investment income:
   Class A........................................................................         (1,019,757)         (979,480)
   Class B........................................................................        (38,267,749)      (49,047,447)
                                                                                        -------------     -------------
     Total dividends to shareholders..............................................        (39,287,506)      (50,026,927)
                                                                                        -------------     -------------
Capital share transactions: Net proceeds from sale of shares:
   Class A........................................................................         10,873,435        10,249,736
   Class B........................................................................         47,345,675        69,491,869
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A........................................................................            738,859           672,638
   Class B........................................................................         28,767,769        36,261,617
                                                                                        -------------     -------------
                                                                                           87,725,738       116,675,860
  Cost of shares redeemed:
   Class A........................................................................        (11,379,777)       (6,715,743)
   Class B........................................................................       (238,724,333)     (270,751,384)
                                                                                        -------------     -------------
     Decrease in net assets derived from capital share transactions...............       (162,378,372)     (160,791,267)
                                                                                        -------------     -------------
     Net decrease in net assets...................................................       (145,778,536)     (203,584,440)
NET ASSETS:
Beginning of year.................................................................        799,383,343     1,002,967,783
                                                                                        -------------     -------------
End of year.......................................................................      $ 653,604,807     $ 799,383,343
                                                                                        =============     =============
Accumulated undistributed net investment income...................................      $       4,118     $          --
                                                                                        =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                           Class B
                                                                                            ---------------------------------------
                             Class A  Class B    Class A   Class B   Class A    Class B      September 1
                             -------  --------   --------  --------  -------    --------      through        Year ended August 31
                                 Year ended          Year ended           Year ended         December 31   ------------------------
                             December 31, 1997   December 31, 1996    December 31, 1995         1994*         1994          1993
                             -------  --------   --------  --------  -------    --------     ----------    ----------    ----------
Net asset value at
  beginning of period .....  $  8.06  $   8.04   $   8.41  $   8.41  $  7.76    $   7.76     $     8.04    $     8.77    $     8.88
                             -------  --------   --------  --------  -------    --------     ----------    ----------    ----------
Net investment income .....     0.50      0.45       0.50      0.46     0.58        0.54           0.19          0.57          0.68
Net realized and
  unrealized gain (loss)
  on investments ..........     0.21      0.21      (0.35)    (0.37)    0.65        0.65          (0.29)        (0.71)        (0.09)

                             -------  --------   --------  --------  -------    --------     ----------    ----------    ----------
Total from investment
  operations ..............     0.71      0.66       0.15      0.09     1.23        1.19          (0.10)        (0.14)         0.59
                             -------  --------   --------  --------  -------    --------     ----------    ----------    ----------
Less dividends and
  distributions:
From net investment
  income ..................    (0.50)    (0.45)     (0.50)    (0.46)   (0.58)      (0.54)         (0.18)        (0.57)        (0.70)

In excess of net
  investment income .......       --        --         --        --    (0.00)(b)   (0.00)(b)         --         (0.01)           --
Return of capital .........       --        --         --        --       --          --             --         (0.01)           --
                             -------  --------   --------  --------  -------    --------     ----------    ----------    ----------
Total dividends and
  distributions ...........    (0.50)    (0.45)     (0.50)    (0.46)   (0.58)      (0.54)         (0.18)        (0.59)        (0.70)

                             -------  --------   --------  --------  -------    --------     ----------    ----------    ----------
Net asset value at end
  of period ...............  $  8.27  $   8.25   $   8.06  $   8.04  $  8.41    $   8.41     $     7.76    $     8.04    $     8.77
                             =======  ========   ========  ========  =======    ========     ==========    ==========    ==========
Total investment return (a)     9.12%     8.54%      1.97%     1.25%   16.38%      15.69%         (1.24%)       (1.63%)        6.92%

Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income ..............     6.23%     5.67%       6.3%      5.7%     7.3%        6.7%           7.1%+         7.1%          7.8%

     Expenses .............     1.09%     1.65%       1.0%      1.6%     1.0%        1.7%           1.7%+         1.7%          1.7%

Portfolio turnover rate ...                338%       338%      307%     307%        540%           540%          143%          491%

                                                                                                                                629%

Net assets at end of
  period (in 000's)  ......  $17,114  $636,491   $ 16,413  $782,970  $12,784    $990,184     $1,024,492    $1,119,586    $1,210,998

----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

MainStay Government Fund

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Securities Lending. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax difference of $801,056 has been reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income due to the treatment of gains (losses) on paydowns.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

Notes to Financial Statements continued

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.60% on assets up to $1 billion and 0.55% on assets in excess of $1 billion.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $1 billion and 0.275% on assets in excess of $1 billion.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund up to $1 billion and 0.275% on assets in excess of $1 billion. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $1,760,807. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $712,902.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant

MainStay Government Fund

to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.75% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $5,803 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $788,647 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $646,145 and $49,009, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $24,093 for the year ended December 31, 1997.

Notes to Financial Statements continued

Fees for recordkeeping services provided to the Fund by MainStay Management, or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $16,639 and $80,879 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.


Note 4--Federal Income Tax:

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards of $137,637,947 are available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2005. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

       Capital Loss                             Amount
     Available Through                          (000's)
     -----------------                         --------
          1998                                 $ 11,617
          2000                                    4,831
          2001                                    9,349
          2002                                   96,653
          2004                                   13,292
          2005                                    1,896
                                               --------
                                               $137,638
                                               ========


Note 5--Portfolio Securities Loaned:

At December 31, 1997, the Fund had securities on loan with a market value of $195,859,450 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment. Non-cash collateral received and held by the Fund, in the form of U.S. Government obligations, had a value of $12,101,400 at December 31, 1997.

Net income earned by the Fund for securities lending transactions amounted to $273,989, net of broker fees and rebates, for the year ended December 31, 1997, which is included as interest income on the Statement of Operations.


Note 6--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of U.S. Government securities were $2,071,927 and $2,235,620, respectively. Purchases and sales of securities other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $342,147 and $238,062, respectively.

MainStay Government Fund

Note 7--Capital Share Transactions (in 000's):

                                                       Year ended December 31
                                                     1997                  1996
                                              ------------------    ------------------
                                              Class A    Class B    Class A    Class B
                                              -------    -------    -------    -------
Shares sold ..............................     1,341       5,865     1,262       8,590
Shares issued in reinvestment of dividends        91       3,568        84       4,497
                                              ------     -------     -----     -------
                                               1,432       9,433     1,346      13,087
Shares redeemed ..........................    (1,400)    (29,669)     (828)    (33,474)
                                              ------     -------     -----     -------
Net increase (decrease) ..................        32     (20,236)      518     (20,387)
                                              ======     =======     =====     =======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Government Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 24, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of       with strong growth potential             level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of       S&P 500*                                 of stocks with the protection of a
                            Fund]                                                         principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph indicating     international stock markets with         of international equities or want to
                            risk/reward of       an emphasis on risk control              add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       graph indicating     a special blend of capital               may offer growth potential if converted
                            risk/reward of       appreciation and current income          into common stock
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph indicating     return from common stocks,               have undervalued and you want to
                            risk/reward of       convertible securities, and high-yield   manage risk through multimarket
                            Fund]                corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Balances current income with growth      You seek a combination of income and
Total Return Fund           graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of       bonds, and money market instruments      risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of       for positive change                      tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
GOVERNMENT FUND              graph indicating    consistent with safety of principal      current income and safety of principal
                             risk/reward of      primarily from U.S. government
                             Fund]               securities.#
------------------------------------------------------------------------------------------------------------------------------------

High Yield                   [horizontal bar     An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          graph indicating    fund that is actively managed for        and can accept the higher risk of
                             risk/reward of      maximum current income||                 securities with high-yield potential++
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph indicating    non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward of      risk control                             diversification to your domestic
                             Fund]                                                        investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph indicating    preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward of      liquidity, with free checkwriting**      ning to spend or invest in the near future
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph indicating    tive overall return by investing in      higher income and overall return by
                             risk/reward of      a diversified portfolio of domestic      investing in multiple bond market
                             Fund]               and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a California resident and want to
California Tax Free Fund     graph indicating    from both federal and California         keep more of what you earn by invest-
                             risk/reward of      income taxes consistent with             ing for income that's double tax free+++
                             Fund]               preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a New York State or City resident
New York Tax Free Fund       graph indicating    from federal, New York State, and        and want to keep more of what you earn
                             risk/reward of      New York City income taxes consis-       with income that's double or triple tax
                             Fund]               tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income                You are in a high federal income tax
Tax Free Bond Fund           graph indicating    exempt from regular federal income tax   bracket or want to pay less of your
                             risk/reward of      with preservation of capital+++          investment income to the IRS
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============---------------
                                  Government Fund
                               --------------------



                                                                   Annual Report

                                                               December 31, 1997






                                                             [LOGO] MAINSTAY(R)
                                                                    FUNDS



                              OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly     [LOGO]
owned subsidiary of New York Life Insurance Company.              NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Government Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.

[GRAPHIC]                                                           MSAN08-02/98

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay High Yield Corporate Bond Fund
Highlights                                                                     5

$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus S&P 500, First
Boston High Yield Index, and Inflation--
Class A & Class B Shares                                                       6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by Industry--Top 5                                             9

Quality Breakdown                                                             11

Returns & Lipper Rankings                                                     14

Top 10 Holdings                                                               15

10 Largest Purchases                                                          16

10 Largest Sales                                                              16

Portfolio of Investments                                                      17

Financial Statements                                                          28

Notes to Financial Statements                                                 32

Report of Independent Accountants                                             40

The MainStay Funds                                                            42

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more


----------
*    See page 6 for additional information on the S&P 500.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,


/s/ Stephen C. Roussin


Stephen C. Roussin
January 1998

----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay High Yield Corporate Bond Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay High Yield Corporate Bond Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to issuer concentration, borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay High Yield Corporate Bond Fund is presented below.


PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                  For      Authority Withheld   Result
                             ----------------                                  ---      ------------------   ------
Edward J. Hogan...........................................................  224,395,428      7,570,079       Passed
Nancy Maginnes Kissinger..................................................  224,377,890      7,587,617       Passed
Donald E. Nickelson.......................................................  224,430,236      7,535,271       Passed
Richard S. Trutanic.......................................................  224,412,969      7,552,538       Passed
Harry G. Hohn.............................................................  224,418,394      7,547,113       Passed
Terry L. Lierman..........................................................  224,433,931      7,531,576       Passed
Donald K. Ross............................................................  224,393,632      7,571,875       Passed
Walter W. Ubl.............................................................  224,441,506      7,524,001       Passed
Alice T. Kane.............................................................  224,430,837      7,534,670       Passed
John B. McGuckian.........................................................  224,408,450      7,557,057       Passed
Stephen C. Roussin........................................................  224,404,850      7,560,657       Passed

PROPOSAL 2--Approval of Management Agreement
For - 217,520,713.74   Against - 3,929,089.34   Abstain - 10,515,702.91   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay
Shields Financial Corporation
For - 217,006,075.70   Against - 4,001,300.35   Abstain - 10,958,127.95   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 154,060,365.07   Against - 5,649,299.04   Abstain - 11,580,862.08   Broker Non-Vote - 45,832,339.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 162,247,455.88   Against - 6,042,992.67   Abstain - 12,984,379.44   Broker Non-Vote - 50,690,679.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                 For            Against      Result
                          ----------------------                                 ---            -------      ------
A1--Asset Pledges, Mortgages, Hypothecation...............................  162,163,899.87   6,126,548.68    Passed
A2--Oil, Gas, or Mineral Lease Interests..................................  161,974,643.86   6,315,804.70    Passed
A3--Real Estate Limited Partnership Interests.............................  161,849,293.84   6,441,154.71    Passed
C1--Issuer Concentration..................................................  162,166,435.87   6,124,012.68    Passed
C2--Borrowing Money.......................................................  161,980,479.86   6,309,968.70    Passed
C3--Industry Concentration................................................  162,035,619.86   6,254,828.69    Passed
C4--Issuing Senior Securities.............................................  161,868,565.85   6,421,882.71    Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent
Certified Public Accountants of the Trust
For - 221,202,275.06   Against - 1,473,016.13   Abstain - 9,289,990.81   Result - Passed

MainStay High Yield Corporate Bond Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ] After interest rates rose slightly at the end of March, moderate economic growth and reduced inflation concerns caused rates to decline throughout the rest of the year.

[ ] Yield spreads of high-yield bonds relative to U.S. Treasuries remained at historically low levels throughout most of the year.

[ ] Problems in Southeast Asia in the second half of the year resulted in a flight to higher-quality issues in both the high-grade and high-yield sectors.

[ ] Significant inflows of foreign capital, strong new issuance, and historically low default levels artificially bolstered the price of high-yield securities.

================================================================================

--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] One-year total returns of 12.20% and 11.55% for Class A and Class B shares, respectively, excluding all sales charges, for the period ended 12/31/97.

[ ] Both share classes underperformed the average Lipper* high current yield fund, which returned 12.96% for the year ended 12/31/97.

[ ] Class A and Class B shares both received a 5-star overall rating from Morningstar+ as of 12/31/97.

[ ] Among high-yield issuers, the Fund emphasized higher-quality credits over middle- and lower-quality issues.

[ ] The Fund emphasized short-duration through the first three quarters of the year, but began to lengthen duration during the fourth quarter.

================================================================================

----------
* See footnote and table on page 14 for more information on Lipper Analytical Services, Inc.
+ Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and sales charges, and may change monthly. Its ratings of 1 (low) to 5 (high) stars are based on a fund's 3-, 5-, and 10-year average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill monthly returns. The top 10% of the funds in a rating group may receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The MainStay High Yield Corporate Bond Fund Class B shares received 5 stars, 5 stars, and 5 stars from Morningstar for the 3-, 5-, and 10-year periods ending 12/31/97 from among 1,371; 771; and 323 taxable bond funds, respectively; and Class A shares received 5 stars for the 3-year period ending 12/31/97 from among 1,371 taxable bond funds.

[GRAPHIC]


$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus S&P 500,
First Boston High Yield Index, and Inflation

CLASS A SHARES SEC Returns: 1-Year 7.16%, 5-Year 13.11%, 10-Year 11.79%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

         MainStay High Yield      First
Year       Corporate Bond       Boston High           S&P
End            Fund             Yield Index*          500+       Inflation++
----------------------------------------------------------------------------
12/87         $ 9,550             $10,000           $10,000        $10,000
12/88         $11,163             $11,143           $11,656        $10,441
12/89         $10,600             $11,188           $15,342        $10,925
12/90         $ 9,768             $10,475           $14,866        $11,608
12/91         $12,921             $15,058           $19,385        $11,954
12/92         $15,717             $17,568           $20,861        $12,308
12/93         $19,121             $20,888           $22,955        $12,645
12/94         $19,407             $20,687           $23,258        $12,974
12/95         $23,343             $24,287           $31,989        $13,311
12/96         $27,154             $27,302           $39,327        $13,752
12/97         $30,468             $30,749           $52,447        $13,984

[GRAPHIC]   MainStay High Yield Corporate Bond Fund

[GRAPHIC]   First Boston High Yield Index*

[GRAPHIC]   S&P 500+

[GRAPHIC]   Inflation++


CLASS B SHARES SEC Returns: 1-Year 6.55%, 5-Year 13.53%, 10-Year 12.11%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

         MainStay High Yield      First
Year       Corporate Bond       Boston High           S&P
End            Fund             Yield Index*          500+       Inflation++
----------------------------------------------------------------------------
12/87         $10,000             $10,000            $10,000       $10,000
12/88         $11,689             $11,143            $11,656       $10,441
12/89         $11,099             $11,188            $15,342       $10,925
12/90         $10,228             $10,475            $14,866       $11,608
12/91         $13,529             $15,058            $19,385       $11,954
12/92         $16,458             $17,568            $20,861       $12,308
12/93         $20,021             $20,888            $22,955       $12,645
12/94         $20,321             $20,687            $23,258       $12,974
12/95         $24,327             $24,287            $31,989       $13,311
12/96         $28,116             $27,302            $39,327       $13,752
12/97         $31,364             $30,749            $52,447       $13,984

[GRAPHIC]   MainStay High Yield Corporate Bond Fund

[GRAPHIC]   First Boston High Yield Index*

[GRAPHIC]   S&P 500+

[GRAPHIC]   Inflation++

---------
     The Class A graph assumes an initial investment of $10,000 made on 12/31/87 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from 12/31/87 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The MainStay High Yield Corporate Bond Fund, going forward, will measure its performance against the First Boston High Yield Index. This Index reflects the holdings of the Fund better than the S&P 500, against which the Fund is currently measured, and the Subadviser believes that it is, therefore, a better performance benchmark. The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund will not precisely match those in the Index and so, performance of the Fund will differ.
+ "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of High Yield Corporate Bond Fund Team

HIGH YIELD CORPORATE BOND FUND TEAM

Matt Philo, Steven Tananbaum, and Don Morgan


At the end of March 1997, concerns about inflation and the rate of economic growth led the Federal Reserve Board to move to raise interest rates by 25 basis points. As the year progressed, economic growth slowed to more moderate levels and inflation remained under control, causing interest rates to steadily decline.

As currency problems and financial difficulties emerged in Southeast Asia, inflation concerns evaporated and the possibility of deflation swept across the investment horizon. The market reacted to the Asian turmoil with a flight to quality that boosted bond prices and generally reduced yields. In the high-yield market, upper-tier securities substantially outperformed the middle- and lower-tiers, and investors avoided emerging market debt, regardless of underlying fundamentals.

With the U.S. dollar strong throughout the year, foreign capital flowed into domestic securities, including the high-yield bond market. Strong new issuance and historically low default levels helped to attract investors and bolster prices, often to artificially high levels. As a result, it appeared that new issues tended to be overpriced relative to their intrinsic value, and fair values tended to be more evident in the secondary market.

Given this context, how did the MainStay High Yield Corporate Bond Fund perform in 1997?

The MainStay High Yield Corporate Bond Fund returned 12.20% and 11.55% for Class A and Class B shares, respectively, excluding all sales charges, for the year ended 12/31/97. Both share classes underperformed the average Lipper* high current yield fund, which returned 12.96% for the year. Class A and Class B shares both received a 5-star overall rating from Morningstar+ as of 12/31/97.

What factors caused the Fund to underperform its peers?

There were three basic themes that affected the Fund's relative results. First, over the course of the year, yield spreads tightened, causing the risks of higher-yield securities to increase beyond their reward potential, which led the Fund to pursue


[GRAPHIC]

Inflation/Deflation
-------------------

Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

Flight to quality
-----------------

When investors in general move to improve the credit quality of the securities they own, either because of credit concerns or a lack of yield advantages among lower-rated securities.

Upper-tier
securities
----------

Within the high-yield market, securities vary widely in their credit quality. Those with higher quality ratings (within the high-yield sector) are designated as upper-tier, whereas those with respectively lower quality ratings would be designated middle- and lower-tier.

----------
* See footnote and table on page 14 for more information on Lipper Analytical Services, Inc.
+    See footnote on page 5 for more information on Morningstar, Inc.

[GRAPHIC]

Default
-------

Failure of a debtor to repay principal or interest on an obligation or to meet some other provision of a debt instrument. If an issuer defaults, bondholders may make claims against the assets of the issuer to recoup their principal.

Yield spread
------------

The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as intermediate-term and short-term Treasury issues.

Credit quality
--------------

A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.


YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              Total
Year                          Return
End                              %
-------------------------------------
12/86                          5.01
12/87                          0.19
12/88                         16.89
12/89                         (5.04)
12/90                         (7.85)
12/91                         32.27
12/92                         21.65
12/93                         21.65
12/94                          1.50
12/95                         20.28
12/96                         16.33
12/97                         12.20

Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 14 for more information on performance.

CLASS B SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              Total
Year                          Return
End                              %
-------------------------------------
12/86                          5.01
12/87                          0.19
12/88                         16.89
12/89                         (5.04)
12/90                         (7.85)
12/91                         32.27
12/92                         21.65
12/93                         21.65
12/94                          1.50
12/95                         19.71
12/96                         15.58
12/97                         11.55

See footnote * on page 14 for more information on performance.


higher quality. As we continued to emphasize higher credit quality within the high-yield universe, we reduced the Fund's potential to outperform more aggressive funds which invested in lower-quality securities. Second, as a defensive measure, we emphasized shorter-duration credits during the first three quarters of the year, which had a negative impact on performance. In the fourth quarter, we lengthened our duration, which had a positive effect as interest rates continued to decline. Third, we were somewhat premature in increasing the Fund's emerging market exposure before and during the correction in those markets. While we still believe that some of the Fund's Asian holdings have promising fundamentals, given the market's flight to quality, such fundamentals have largely been overlooked.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Media                    15.6%
Cable                     8.3%
Cellular Telephone        6.4%
Casinos                   4.4%
Health Care               4.2%
All Other                61.1%

Actual percentages will vary over time. Excludes U.S. government & federal agency issues.


Did the Fund have Asian holdings that were greatly affected?

When the Asian problems began, we asked ourselves which positions were most likely to be affected. We realized that cyclicals were very vulnerable and immediately reduced the Fund's exposure in that area. For example, we reduced the Fund's position in GPA, an aircraft leasing company that had exposure to emerging markets.

In all of the Fund's emerging market debt, we had already decided to focus only on premier companies, which generally would be positive for the Fund. One issue that has had very poor performance, however, is First Pacific Capital--a conglomerate with premier Asian holdings, excellent fundamentals, a liquid balance sheet, and promising prospects. Despite these strengths, the price of the bonds continued to decline through the end of the year. The Fund continues to hold First Pacific Capital and we believe it may perform well when the Asian situation begins to calm down.

Was all of the Asian news bad?

No, it wasn't. The Fund owned bonds in all three of Asia Pulp & Paper's subsidiaries, but the decision was made to sell them well ahead of the market turmoil. While the sales were relatively neutral for the Fund, our decision to get out of the bonds was the right decision, given their subsequent performance.

Have you made other defensive moves for the Fund?

Yes. We moved the Fund toward higher-quality credits within the high-yield sector as spreads between high-yield and high-grade securities became extremely narrow. In seeking to extend duration without taking on additional risk, the Fund purchased a 5% position in Treasury notes.


[GRAPHIC]

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Cyclicals
---------

Securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

[GRAPHIC]

Cash Flow
---------

The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.

Tender
------

To offer money or goods in settlement for a prior debt or claim.


Were there other positive themes during 1997?

Before answering that, it's important to note that we're primarily "bottom-up" investors. Unlike "top-down" investors, we don't look for general investment themes and then try to find securities that fit them. Instead, we select securities based on their individual merits. We look at the company's debt coverage, free cash flow, management, and overall business prospects, and select individual situations that we believe will provide more than adequate compensation for any risks the Fund must assume.

With that said, we did see some positive trends unfold as a result of our selection process. For example, in selecting securities, we often consider the possibility of tenders--or offers to buy back debt that doesn't carry call provisions. In a declining rate environment, companies often have an incentive to repurchase their debt if they feel that refinancing would be advantageous. Owens-Illinois is a container company that we felt was likely to restructure its obligations and tender for its senior debt. By buying a significant amount of that debt, we were able to secure very solid performance in the first half of the year, rolling into new debt that has continued to perform well in the second half of the year. We also saw a tender at Ivex Packaging, which was profitable for the Fund. While each of these situations was unique, our ability to identify companies likely to refinance noncallable bonds has unfolded as a positive theme in 1997.

What were some of the Fund's significant purchases during the year?

In the first half of the year, we had success with TCI Satellite Entertainment. When the bonds originally came to market, we believed they were overpriced. When they reached a substantial discount, we bought them for the Fund in the secondary market and sold them when they returned to par. Although it was a lower-tier credit, we felt the potential rewards outweighed the risks, and the transactions were positive for the Fund.

USN Communications was purchased in 1997 and allowed the Fund to participate in the emerging local telephone provider market. We liked the company's management and business strategy and believed their bonds were attractively priced.
The purchase had a positive impact on performance.

The Fund also bought Pegasus Shipping first mortgage notes for the Fund. The notes are secured by Panamax oil tankers that concentrate on North American trade. The company has a very strong cash flow--enough to retire three-quarters of the company's debt in five years. The price and yield were attractive, the assets were solid, and the notes performed well for the Fund.

What exactly do you look for in a bond?

While situations vary, we generally look for a substantial yield advantage, strong liquidity, and free cash flow or asset coverage. A company that can afford to reduce its debt is much more appealing to us than one that needs every dime it raises. Since we believe we're in the later stages of the credit cycle, we also want companies that will continue to be able to generate predictable cash flow even if the economy should take a major downturn.

We also look for opportunities. When the market doesn't perceive the full potential of a company or security, we believe we can make sound investments for the Fund at attractive prices. An excellent example might be ICN Pharmaceuticals. In the early 1990s, the company was highly leveraged, but since then, it has significantly reduced its debt levels. We think of the company as a strong BB credit that may advance to investment grade. But because of the company's checkered past, its bonds were priced similar to a weak BB credit. We made a sizeable purchase of ICN Pharmaceutical bonds and they have performed well for the Fund--and may do even better if the company is upgraded.

What sort of situations may prompt the Fund to sell?

There are a variety of reasons why the Fund may sell bonds. If an entire market shifts, as occurred in Southeast Asia, that may prompt the Fund to sell. International Semi-Technology Microelectronics was a company we felt would be very vulnerable during the Asian difficulties. The Fund owned about $100 million of their bonds at one point, and we sold $80 million of them in what we felt was a reasonable price range. By year end, the bonds were trading at nearly half the price at which the Fund sold them. Although the Fund continues to hold some of these bonds, the decision to sell was positive for the Fund in terms of risk management.

In a similar, but less extreme example, we sold bonds of Vencor, a hospital chain, because of a general shift in the hospital management industry. With

QUALITY BREAKDOWN AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Federal Agencies                          10.3%
A                                                            0.2%
BBB                                                          4.2%
BB                                                          21.6%
B                                                           41.1%
CCC                                                          7.1%
D                                                            0.2%
Cash, Equivalents & Other Assets, less Liabilities           8.7%
All Other                                                    6.6%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

[GRAPHIC]

[GRAPHIC]

Columbia/HCA under federal investigation, we found that Vencor's risk/reward profile had changed substantially enough to cause us to rethink the Fund's position. The sale was modestly profitable for the Fund, but we think it was wise given the shifting industry fundamentals.

In other cases, such as Spanish Broadcasting and Casino America, bonds may simply rise to the price target we've set and we'll sell or reduce the Fund's position to take profits and look for other opportunities with more price potential.

In still other cases, a company-specific event can prompt a sale. UIH is an international cable company that benefited by selling a relatively minor asset for a huge price. That resulted in a tremendous boost for the bonds, and we sold some of the Fund's holdings at a substantial gain. In fact, UIH was one of the strongest performers in the Fund for the year.

Which other names were strong performers?

Kabelmedia was very strong. The company benefited from consolidation in international media and provided outstanding returns. With the growing competition in local area telephone service, USN Communications used its positioning in that market to good advantage, and the bonds made a substantial contribution to the Fund's performance. And Family Restaurants was a new purchase in 1997 that had a solid business plan, executed it well, and the market rewarded its efforts.

Which of the Fund's holdings did poorly?

Alliance Entertainment was a troubled company we believed could benefit from a strong business partner. When no partner emerged, however, the company went bankrupt. While bondholders may have claim to the company assets, the holding was a negative performer for the Fund. Cityscape was an overly aggressive subprime mortgage lender that faced prepayment problems in a declining rate environment. We felt that we had bought Cityscape bonds at a low price, but as rates continued to decline, the company continued to face difficulties. While we remain cautiously optimistic, the holding had a negative impact on performance in 1997.

What do those examples say about the high-yield market?

They support what we've been saying for some time--that there are different credit quality tiers in the high-yield market and they offer different risk/reward characteristics. We've generally reduced our holding in the bottom tier, simply because the risks have become greater and the reward potential seems inadequate to justify the risks. While the Fund has occasionally had success with bottom-tier securities, in 1997 we concentrated more heavily in the upper tier, where there are stronger companies with more cash flow to cover difficulties, should they occur. As the Asian meltdown clearly shows, difficulties can arise suddenly and unexpectedly. If and when that happens, we'd prefer to see the Fund invested in relatively strong credits that will get stronger--rather than weak ones that will get weaker.

How was the Fund weighted relative to the high-yield market in general at year end?

In the high-yield market, media and telecommunications companies account for a high percentage of issues. While the Fund holds quite a few of the names in these areas, at year end, it was about market weighted in telecommunications and slightly overweighted in media. With good results from casinos--such as Casino America and President Riverboat Casino--both of which contributed positively to performance in 1997, the Fund was overweighted in casinos at year end. It was also overweighted in industrials, with names such as Owens-Illinois, Thermadyne, and Easco, each of which contributed positively to performance.

We saw little value in energy and the Fund was significantly underweighted there at year end. We believe this was a positive decision since energy has generally underperformed, particularly with mild weather and declining oil prices. Although the Fund experienced some positive results in the paper industry in the first half of the year, with names like Stone Container and Gaylord Container, at year end the Fund was underweighted in the paper industry.

What is your outlook going forward?

We continue to believe that quality will be very important. Despite relatively low default levels overall, we're seeing more defaults in the bottom tier of the high-yield market and less value in the middle and lower tiers. While we continue to see promise in the emerging markets, we believe it may take some time for the investment world to refocus on fundamentals there. We remain relatively defensive, looking for companies that can generate predictable cash flow, even in an economic downturn. Of course, we will continue to pursue maximum current income and capital appreciation opportunities in accordance with the Fund's objective.

Denis Laplaige
Steven Tananbaum
Portfolio Managers


[GRAPHIC]

Weighting
---------

The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is larger than the sector's share of the market as a whole.

The potential for high yield is accompanied by higher risk. Certain of the Fund's investments may be speculative.

Past performance is no guarantee of future results.

[GRAPHIC]

Returns & Lipper Rankings as of 12/31/97

----------------------------------------------------------------------------------------
Fund average annual total returns*
========================================================================================
                                                                          Life of Fund
                         1 year         5 years         10 years        through 12/31/97
Class A                  12.20%         14.15%          12.30%               10.92%
Class B                  11.55%         13.77%          12.11%               10.76%
========================================================================================

----------------------------------------------------------------------------------------
Fund SEC returns*
========================================================================================
                                                                          Life of Fund
                         1 year         5 years         10 years        through 12/31/97
Class A                  7.16%          13.11%          11.79%               10.49%
Class B                  6.55%          13.53%          12.11%               10.76%
========================================================================================

----------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
========================================================================================
                                                                          Life of Fund
                         1 year         5 years         10 years        through 12/31/97
Class A                  110 out of     n/a             n/a                 n/a
                         181 funds
Class B                  134 out of      4 out of        7 out of           10 out of
                         181 funds      67 funds        50 funds            35 funds
Average Lipper high
current yield fund       12.96%         11.36%          10.66%                9.68%
========================================================================================

----------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
========================================================================================
                        NAV 12/31/97                Income                Capital Gains
Class A                    $8.16                   $0.7401                   $0.3411
Class B                    $8.15                   $0.6892                   $0.3411
========================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

Top 10 Holdings as of 12/31/97
=======================================================================================
HOLDING                                                                         AMOUNT
=======================================================================================
Viacom, Inc., 6.75%,due 1/15/03                                             $87,223,954
Loewen Group, Inc. (The), 6.70%, due 10/1/99                                 80,312,960
CD Radio, Inc., (zero coupon), due 12/1/07
    15.00%, beginning 12/1/02                                                62,929,840
First Pacific Capital Ltd., 2.00%, due 3/27/02                               54,599,010
Supercanal Holding, S.A.
    14.50%, due 11/12/98                                                     54,153,500
Thermadyne Holdings Corp., 10.75%, due 11/1/03                               50,754,920
Le Groupe Videotron Ltee, 10.625%, due 2/15/05                               48,854,260
Viacom, Inc., 8.00%, due 7/7/06                                              47,846,175
Millicom International Cellular, S.A.
    (zero coupon), due 6/1/06, 13.50%, beginning 6/1/01                      47,656,450
Abbey Healthcare Group, Inc., 9.50%, due 11/1/02                             46,612,530
=======================================================================================

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.


10 Largest Purchases for the year ended 12/31/97
----------------------------------------------------------------------------------------
SECURITY                                                              AMOUNT OF PURCHASE
========================================================================================
Viacom, Inc., 6.75%, due 1/15/03, 8.00%, due 7/7/06
    Class A Common Stock and Class B Common Stock                          $149,478,281
PanAmSat L.P., (zero coupon), due 8/1/03
    11.375%, beginning 8/1/98                                                87,327,983
Loewen Group, Inc. (The), 6.70%, due 10/1/99
    and Common Stock                                                         85,036,103
CD Radio, Inc., (zero coupon), due 12/1/07
    15.00%, beginning 12/1/02 and 5.00% Preferred Stock                      78,500,393
AES Corp., 7.6875%, due 6/26/03 and 8.375%, due 8/15/07                      72,441,250
First Pacific Capital Ltd., 2.00%, due 3/27/02                               62,915,283
CMS Energy Corp., 7.625%, due 11/15/04 and 8.125%, due 5/15/02               54,533,571
Supercanal Holding, S.A., 14.50%, due 11/12/98
    and Series A Warrants, expiration 11/14/99                               53,876,500
Rogers Cantel, Inc., 8.30%, due 10/1/07 and 9.375%, due 6/1/08               52,018,705
Tenet Healthcare Corp., 7.875%, due 1/15/03 and 10.125%, due 3/1/05          51,711,925
========================================================================================

10 Largest Sales for the year ended 12/31/97
----------------------------------------------------------------------------------------
SECURITY                                                                 AMOUNT OF SALE
========================================================================================
TCI Satellite Entertainment Corp., (zero coupon), due 2/15/07
    12.25%, beginning 2/15/02 and TCI Pacific Communication, Inc.
    5.00%, Class A Preferred Stock                                          $60,044,904
TeleWest, PLC, (zero coupon),due 10/1/07
    11.00%, beginning 10/1/00                                                55,667,835
Tenet Healthcare Corp., 7.875%, due 1/15/03 and
    10.125%, due 3/1/05                                                      51,483,738
Ionica, PLC, (zero coupon), due 5/1/07, 15.00%, beginning 5/1/02 and
    13.50%, due 8/15/06                                                      48,297,595
Casino America, Inc., 11.50%, due 6/1/01 and 12.50%, due 8/1/03              48,142,713
McCaw International Ltd., (zero coupon), due 4/15/07
    13.00%, beginning 4/15/02, Units (zero coupon), due 4/15/07
    13.00%, beginning 4/15/02 and Warrants expiration 4/15/07                45,129,450
GPA Delaware, Inc., 8.75%, due 12/15/98                                      40,332,605
UIH Australia/Pacific, Inc., Series B, (zero coupon), due 5/15/06
    14.00%, beginning 5/15/01                                                39,038,460
Argosy Gaming Co., 13.25%, due 6/1/04                                        36,934,573
Clearnet Communications, Inc., (zero coupon), due 12/15/05
    14.75%, beginning 12/15/00, Class A Common Stock and
    Warrants expiration 9/15/05                                              36,830,354
========================================================================================

Portfolio of Investments December 31, 1997

                                                    Principal
                                                      Amount                   Value
                                                =========================================
LONG-TERM BONDS (81.3%)+
CONVERTIBLE BONDS (3.9%)

BANKS (0.1%)
MBI Finance Ltd.
   (zero coupon),
   due 12/18/01 (c)(v)........................  $       1,000,000          $      560,000
   (zero coupon), due 12/18/01 (v)............          5,650,000               3,164,000
                                                                           --------------
                                                                                3,724,000
                                                                           --------------

CELLULAR TELEPHONE (0.7%)
Metro Pacific Capital Ltd.
   2.50%, due 4/11/03 (v).....................         10,893,000               7,516,170
Technology Resources
   Industries Berhad
   2.75%, due 11/28/04 (v)....................          2,030,000               2,090,900
United Communication Industry
   Public Co., Ltd.
   2.75%, due 4/4/06 (v)......................          8,565,000               3,426,000
United States Cellular Corp.
   (zero coupon), due 6/15/15.................         34,345,000              12,321,269
                                                                           --------------
                                                                               25,354,339
                                                                           --------------

CONGLOMERATES (1.5%)
First Pacific Capital Ltd.
   2.00%, due 3/27/02 (c)(v)..................          2,000,000               1,590,000
   2.00%, due 3/27/02 (v).....................         68,678,000              54,599,010
                                                                           --------------
                                                                               56,189,010
                                                                           --------------

ENERGY (0.1%)
Lukinter Finance B.V.
   1.00%, due 11/3/03 (v).....................          4,500,000               3,746,250
                                                                           --------------

MEDIA (0.9%)
Rogers Communications, Inc.
   (zero coupon), due 5/20/13 (o).............         75,259,000              31,702,854
                                                                           --------------

PAPER & FOREST PRODUCTS (0.3%)
Sappi BVI Finance Ltd.
   7.50%, due 8/1/02 (v)......................         11,870,000              10,920,400
                                                                           --------------

REAL ESTATE (0.3%)
JG Summit (Cayman) Ltd.
   3.50%, due 12/23/03 (v)....................         16,829,000               9,424,240
                                                                           --------------

TECHNOLOGY (0.0%) (b)
Samsung Electronics Co., Ltd.
   0.25%, due 12/31/06 (v)....................          1,250,000               1,018,750
                                                                           --------------
Total Convertible Bonds
   (Cost $158,169,843)........................                                142,079,843
                                                                           --------------

CORPORATE BONDS (58.4%)

AEROSPACE (0.6%)
Rohr, Inc.
   9.25%, due 3/1/17..........................          6,000,000               6,150,000
Sequa Corp.
   8.75%, due 12/15/01........................          1,742,000               1,768,130
   9.375%, due 12/15/03.......................         12,100,000              12,493,250
   9.625%, due 10/15/99.......................          1,000,000               1,032,500
                                                                           --------------
                                                                               21,443,880
                                                                           --------------

AUTO MANUFACTURING (0.2%)
Titan Tire Corp.
   7.00%, due 2/11/00 (p).....................          6,542,838               6,362,910
                                                                           --------------

AUTO PARTS (0.9%)
CSK Auto, Inc.
   Series A
   11.00%, due 11/1/06........................         29,502,000              32,452,200
                                                                           --------------

BANKS (0.6%)
Central Bank Philippines
   Series B
   6.50%, due 12/1/17 (aa)....................          3,000,000               2,475,000
First Nationwide Holdings, Inc.
   12.25%, due 5/15/01........................          3,880,000               4,365,000
Local Financial Corp.
   11.00%, due 9/5/04 (c).....................         15,095,000              15,925,225
                                                                           --------------
                                                                               22,765,225
                                                                           --------------

BUILDING MATERIALS (0.3%)
Associated Materials, Inc.
   11.50%, due 8/15/03........................          9,456,000              10,117,920
Triangle Pacific Corp.
   10.50%, due 8/1/03.........................          1,500,000               1,575,000
                                                                           --------------
                                                                               11,692,920
                                                                           --------------

---------
+   Percentages indicated are based on Fund net assets.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                    Principal
                                                      Amount                   Value
                                                =========================================
CORPORATE BONDS (Continued)

BUILDINGS (1.7%)
Greystone Homes, Inc.
   10.75%, due 3/1/04.........................  $      30,429,000          $   33,167,610
NVR, Inc.
   11.00%, due 4/15/03........................         20,606,000              22,254,480
UDC Homes, Inc.
   Series C
   (zero coupon)
   due 11/1/00 (a)(h)(i)......................            108,500                  30,380
U.S. Home Corp.
   8.88%, due 8/15/07.........................          5,000,000               5,075,000
                                                                           --------------
                                                                               60,527,470
                                                                           --------------

CABLE (6.1%)
American Telecasting, Inc.
   (zero coupon), due 6/15/04
   14.50%, beginning 6/15/99..................         20,500,000               6,765,000
Continental Cablevision, Inc.
   11.00%, due 6/1/07.........................          8,600,000               9,561,970
CS Wireless Systems, Inc.
   Series B
   (zero coupon), due 3/1/06
   11.375%, beginning 3/1/01..................         35,047,000               9,112,220
Heartland Wireless
   Communications, Inc.
   Series B
   14.00%, due 10/15/04.......................         23,985,000               8,874,450
Marcus Cable Operating Co. L.P.
   (zero coupon), due 8/1/04
   13.50%, beginning 8/1/99...................         49,272,000              45,576,600
Supercanal Holding, S.A.
   14.50%, due 11/12/98 (d)(p)................         55,400,000              54,153,500
UIH Australia/Pacific, Inc.
   (zero coupon), due 5/15/06
   14.00%, beginning 5/15/01 (c)..............          3,000,000               1,980,000
   Series B
   (zero coupon), due 5/15/06
   14.00%, beginning 5/15/01..................         21,315,000              14,067,900
United International Holdings, Inc.
   (zero coupon), due 11/15/99................         50,460,000              42,386,400
   Series B
   (zero coupon), due 11/15/99................         32,830,000              27,577,200
                                                                           --------------
                                                                              220,055,240
                                                                           --------------

CASINOS (3.3%)
Casino America, Inc.
   12.50%, due 8/1/03.........................          7,000,000               7,603,750
Casino Magic Finance Corp.
   11.50%, due 10/15/01.......................          5,567,000               5,344,320
El Comandante Capital Corp.
   11.75%, due 12/15/03.......................         18,883,000              18,694,170
Grand Casinos, Inc.
   10.125%, due 12/1/03.......................          5,160,000               5,547,000
Horseshoe Gaming LLC
   Series B
   12.75%, due 9/30/00........................         31,044,000              34,148,400
Penn National Gaming, Inc.
   10.625%, due 12/15/04 (c)..................         10,510,000              10,825,300
President Riverboat Casinos, Inc.
   13.00%, due 9/15/01........................         29,961,000              27,863,730
Riviera Holdings Corp.
   11.00%, due 12/31/02.......................          6,750,000               7,155,000
Treasure Bay Gaming & Resorts
   Class A
   (zero coupon)
   due 1/1/50 (a)(e)(h)(i)....................          9,886,075               2,534,888
Trump Castle Funding, Inc.
   13.875%, due 11/15/05 (g)..................                245                     223
                                                                           --------------
                                                                              119,716,781
                                                                           --------------

CELLULAR TELEPHONE (2.1%)
CCPR Services, Inc.
   10.00%, due 2/1/07.........................         29,250,000              28,080,000
Centennial Cellular Corp.
   8.875%, due 11/1/01........................         17,118,000              17,545,950
   10.125%, due 5/15/05.......................         15,085,000              16,367,225
CommNet Cellular, Inc.
   (zero coupon), due 9/1/03
   11.75%, beginning 9/1/98...................          4,910,000               4,922,275
PriCellular Wireless Corp.
   Series B
   14.00%, due 11/15/01.......................          9,355,000              10,384,050
                                                                           --------------
                                                                               77,299,500
                                                                           --------------

CHEMICALS (1.7%)
Agricultural Minerals & Chemicals, Inc.
   10.75%, due 9/30/03........................         15,250,000              16,317,500
International Specialty Products, Inc.
   Series B
   9.00%, due 10/15/03........................         29,000,000              30,051,250
Uniroyal Chemical Co., Inc.
   9.00%, due 9/1/00..........................         14,450,000              14,991,875
                                                                           --------------
                                                                               61,360,625
                                                                           --------------

CHILD CARE SERVICES (0.6%)
La Petite Holdings Corp.
   9.625%, due 8/1/01.........................         20,292,000              20,900,760
                                                                           --------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                    Principal
                                                      Amount                   Value
                                                =========================================
CORPORATE BONDS (Continued)

COMPUTERS & OFFICE EQUIPMENT (0.1%)
Unisys Corp.
   10.625%, due 10/1/99.......................  $       3,500,000          $    3,570,000
                                                                           --------------

CONGLOMERATES (0.3%)
Figgie International, Inc.
   9.875%, due 10/1/99........................         11,750,000              12,249,375
                                                                           --------------

CONSUMER DURABLES (0.6%)
Selmer Co., Inc.
   11.00%, due 5/15/05........................         19,750,000              21,725,000
   11.00%, due 5/15/05 (c)....................          1,500,000               1,650,000
                                                                           --------------
                                                                               23,375,000
                                                                           --------------

CONTAINERS (1.0%)
Owens-Illinois, Inc.
   7.85%, due 5/15/04.........................         33,850,000              35,540,537
                                                                           --------------

DEFENSE ELECTRONICS (0.5%)
Alliant Techsystems, Inc.
   11.75%, due 3/1/03.........................         17,025,000              18,706,219
                                                                           --------------

DRUGS (0.5%)
ICN Pharmaceuticals, Inc.
   Series B
   9.25%, due 8/15/05.........................         16,505,000              17,495,300
                                                                           --------------

ELECTRIC UTILITIES (1.6%)
CMS Energy Corp.
   7.625%, due 11/15/04.......................         21,500,000              21,475,684
   8.125%, due 5/15/02........................         10,655,000              10,968,619
Midland Funding Corp. I
   Series C-91
   10.33%, due 7/23/02........................         16,297,028              17,527,698
   Series C-94
   10.33%, due 7/23/02........................          8,113,286               8,725,961
                                                                           --------------
                                                                               58,697,962
                                                                           --------------

EQUIPMENT FINANCING (2.1%)
Atlas Air, Inc.
   12.25%, due 12/1/02........................         11,112,000              12,330,875
Continental Airlines, Inc.
   8.00%, due 6/30/00 (p).....................          9,937,545               9,937,545
GPA Airplanes Trust
   10.875%, due 3/15/19.......................         16,000,000              18,497,920
S-C Aircraft
   Series 1997-C
   11.00%, due 7/1/04 (c)(p)..................         12,900,000              13,416,000
Seven Sixty Seven Leasing, Inc.
   7.656%, due 2/2/02 (d)(p)..................         21,408,577              22,050,835
                                                                           --------------
                                                                               76,233,175
                                                                           --------------

FINANCE (1.1%)
Cityscape Financial Corp.
   Series A
   12.75%, due 6/1/04.........................         56,665,000              26,065,900
Imperial Credit Industries, Inc.
   Series B
   9.875%, due 1/15/07........................         14,214,000              14,000,790
                                                                           --------------
                                                                               40,066,690
                                                                           --------------

FOOD (0.2%)
Cuddy International Corp.
   10.75%, due 12/1/07 (c)....................          2,000,000               2,025,000
DGS International Finance Co., B.V.
   10.00%, due 6/1/07 (c).....................          5,000,000               4,100,000
                                                                           --------------
                                                                                6,125,000
                                                                           --------------

FOOD, BEVERAGES & TOBACCO (1.8%)
Americold Corp.
   Series B
   11.50%, due 3/1/05.........................         10,246,000              10,937,605
Colorado Prime Corp.
   12.50%, due 5/1/04 (c).....................         18,825,000              18,730,875
Foodbrands America, Inc.
   10.75%, due 5/15/06........................         17,130,000              19,870,800
Sparkling Spring Water Group Ltd.
   11.50%, due 11/15/07 (c)...................          5,595,000               5,762,850
Standard Commercial Corp.
   8.875%, due 8/1/05 (c).....................          8,995,000               9,084,950
                                                                           --------------
                                                                               64,387,080
                                                                           --------------

HEALTH CARE (3.8%)
Abbey Healthcare Group, Inc.
   9.50%, due 11/1/02.........................         44,552,000              46,612,530
Extendicare Health Services, Inc.
   9.35%, due 12/15/07 (c)....................         26,975,000              27,649,375
Magellan Health Services, Inc.
   Series A
   11.25%, due 4/15/04........................         27,230,000              30,191,263
Quest Diagnostics, Inc.
   10.75%, due 12/15/06.......................         31,065,000              33,899,681
                                                                           --------------
                                                                              138,352,849
                                                                           --------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                    Principal
                                                      Amount                   Value
                                                =========================================
CORPORATE BONDS (Continued)

INDUSTRIAL (1.8%)
Interlake Corp.
   12.00%, due 11/15/01.......................  $       3,500,000          $    3,832,500
Thermadyne Holdings Corp.
   10.25%, due 5/1/02.........................         11,616,000              11,964,480
   10.75%, due 11/1/03........................         47,882,000              50,754,920
                                                                           --------------
                                                                               66,551,900
                                                                           --------------

INSURANCE (0.2%)
Superior National Capital Trust I
   10.75%, due 12/1/17 (c)(f1)................          3,955,000               4,043,987
Veritas Capital Trust
   10.00%, due 1/1/28 (c)(f2).................          2,170,000               2,213,400
                                                                           --------------
                                                                                6,257,387
                                                                           --------------

LEISURE (1.1%)
Bally Total Fitness Holdings Corp.
   9.875%, due 10/15/07 (c)...................         38,908,000              39,199,810
                                                                           --------------

MEDIA (9.8%)
Affiliated Newspapers Investments, Inc.
   (zero coupon), due 7/1/06
   13.25%, beginning 7/1/99...................         23,872,000              22,559,040
Allbritton Communications Co.
   11.50%, due 8/15/04........................         18,895,000              19,792,512
Antenna TV, S.A.
   9.00%, due 08/1/07.........................          3,475,000               3,475,000
Ascent Entertainment Group, Inc.
   (zero coupon), due 12/15/04
   11.875%, beginning 12/15/02 (c)............         18,100,000              10,362,250
CD Radio, Inc.
   (zero coupon), due 12/1/07
   15.00%, beginning 12/1/02..................        136,804,000              62,929,840
Comcast Corp.
   9.125%, due 10/15/06.......................          7,000,000               7,437,500
   9.50%, due 1/15/08.........................          4,300,000               4,568,750
Garden State Newspapers, Inc.
   12.00%, due 7/1/04.........................          9,065,000              10,209,456
General Media, Inc.
   10.625%, due 12/31/00......................         41,411,000              36,441,680
Maxwell Communications Corp., PLC
   Facility A (a)(h)(i)(j)....................          9,973,584               1,072,160
SCI Television, Inc.
   11.00% due 6/30/05.........................         28,428,000              30,002,456
Telemundo Group, Inc.
   7.00%, due 2/15/06
   10.50%, beginning 2/15/99..................          9,500,000              10,022,500
Viacom, Inc.
   6.75%, due 1/15/03.........................         88,925,000              87,223,954
   8.00%, due 7/7/06..........................         47,490,000              47,846,175
                                                                           --------------
                                                                              353,943,273
                                                                           --------------

MEDICAL EQUIPMENT (0.3%)
Kinetic Concepts, Inc.
   9.625%, due 11/1/07 (c)....................          9,566,000               9,721,448
                                                                           --------------

MINING (0.3%)
Glencore Nickel Pty Ltd.
   9.00%, due 12/1/14 (c).....................         10,000,000               9,925,000
                                                                           --------------

PAPER & FOREST PRODUCTS (0.8%)
Asia Pulp & Paper Co Ltd.
   8.867%, due 9/15/99 (d)(v).................         20,000,000              17,000,000
Stone Container Corp.
   Bank debt
   9.25%, due 10/1/03 (c)(d)(p)...............          4,975,000               4,981,219
   11.875%, due 12/1/98.......................          1,900,000               1,957,000
   12.625%, due 7/15/98.......................          5,750,000               5,951,250
                                                                           --------------
                                                                               29,889,469
                                                                            --------------

PERSONAL SERVICES (2.4%)
Comforce Operating, Inc.
   12.00%, due 12/1/07 (c)....................          5,000,000               5,037,500
Loewen Group, Inc. (The)
   6.70%, due 10/1/99 (c).....................         80,000,000              80,312,960
                                                                           --------------
                                                                               85,350,460
                                                                           --------------

POLLUTION & RELATED (0.2%)
ICF Kaiser International, Inc.
   13.00%, due 12/31/03.......................          5,419,000               5,581,570
                                                                           --------------

REAL ESTATE (0.5%)
JG Summit Holdings
   8.375%, due 3/17/04........................         24,840,000              19,623,600
Olympia & York Maiden
   Lane Finance Corp.
   10.375%, due 12/31/95
   (a)(h)(i)(n)...............................              4,000                   2,080
                                                                           --------------
                                                                               19,625,680
                                                                           --------------

RECREATION & ENTERTAINMENT (1.6%)
Affinity Group, Inc.
   11.50%, due 10/15/03.......................         36,315,000              38,584,688
Affinity Group Holding, Inc.
   11.00%, due 4/1/07 (c).....................         12,935,000              13,775,775

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                    Principal
                                                      Amount                   Value
                                                =========================================
CORPORATE BONDS (Continued)

RECREATION & ENTERTAINMENT (Continued)
Alliance Entertainment Corp.
   Series B
   11.25%, due 7/15/05 (h)(i).................  $      42,087,000          $    1,683,480
Hollywood Entertainment Corp.
   10.625%, due 8/15/04.......................          3,350,000               3,283,000
                                                                           --------------
                                                                               57,326,943
                                                                           --------------

RESTAURANTS & LODGING (1.1%)
American Restaurant Group, Inc.
   Series 92
   13.00%, due 9/15/98........................            194,235                 186,465
   Series 93
   13.00%, due 9/15/98........................             78,281                  75,150
FRI-MRD Corp.
   (zero coupon), due 1/24/02
   15.00%, beginning
   6/30/99 (c)(p).............................         48,350,000              40,976,625
                                                                           --------------
                                                                               41,238,240
                                                                           --------------

RETAIL (1.6%)
Barnes & Noble, Inc.
   Series B
   11.875%, due 1/15/03.......................         29,185,000              31,009,063
Eckerd Corp.
   9.25%, due 2/15/04.........................          7,441,000               7,971,171
Guitar Center Management Co.
   11.00%, due 7/1/06.........................          2,403,000               2,667,330
Hills Stores Co.
   Series B
   12.50%, due 7/1/03.........................          2,560,000               2,044,800
Icon Health & Fitness Holdings, Inc
   Series B
   (zero coupon), due 11/15/04
   15.00%, beginning 11/15/99.................         16,000,000              13,920,000
                                                                           --------------
                                                                               57,612,364
                                                                           --------------

STEEL, ALUMINUM & OTHER METALS (2.4%)
Easco Corp.
   Series B
   10.00%, due 3/15/01........................         20,150,000              20,553,000
Kaiser Aluminum & Chemical Corp.
   12.75%, due 2/1/03.........................          5,700,000               6,084,750
LTV Corp. (The)
   8.20%, due 9/15/07 (c).....................         36,800,000              35,512,000
Metallurg, Inc.
   11.00%, due 12/1/07 (c)....................          5,560,000               5,699,000
UCAR Global Enterprises, Inc.
   Series B
   12.00%, due 1/15/05........................         16,586,000              18,617,785
                                                                           --------------
                                                                               86,466,535
                                                                           --------------

TECHNOLOGY (0.1%)
Samsung Electronics Co., Ltd.
   6.363%, due 6/21/01 (d)(v).................          4,000,000               3,200,000
                                                                           --------------

TELECOMMUNICATION SERVICES (1.5%)
Intermedia Communications, Inc.
   8.50%, due 1/15/08 (c).....................          6,095,000               6,095,000
Paging Network, Inc.
   10.00%, due 10/15/08.......................          2,225,000               2,305,656
USN Communications, Inc.
   (zero coupon), due 8/15/04
   14.625%, beginning 8/15/00 (c).............         60,625,000              46,075,000
                                                                           --------------
                                                                               54,475,656
                                                                           --------------

TEXTILE & APPAREL (0.1%)
Worldtex, Inc.
   9.625%, due 12/15/07 (c)...................          5,000,000               5,150,000
                                                                           --------------

TRANSPORTATION (0.9%)
Kitty Hawk, Inc.
   9.95%, due 11/15/04 (c)....................          3,990,000               4,009,950
Pegasus Shipping Hellas Ltd.
   11.875%, due 11/15/04 (c)..................         28,190,000              27,908,100
Trico Marine Services, Inc.
   Series E
   8.50%, due 8/1/05 (c)......................          1,165,000               1,181,019
                                                                           --------------
                                                                               33,099,069
                                                                           --------------
Total Corporate Bonds
   (Cost $2,101,137,002)......................                              2,113,991,502
                                                                           --------------

FOREIGN BONDS (0.1%)

MEDIA (0.0%)(b)
Maxwell Communications Corp., PLC
   Facility B (a)(h)(i)(j)....................  (pound) 1,131,066                 200,065
                                                                           --------------

RETAIL (0.0%) (b)
Isosceles
   Bank debt
   15.05%, due 6/30/03 (d)(x).................            925,864                   3,809

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                    Principal
                                                      Amount                   Value
                                                =========================================
FOREIGN BONDS (Continued)

RETAIL (Continued)
   Bank debt, Series B
   15.05%, due 6/30/03 (d)(x).................  (pound) 3,742,808          $       15,396
                                                                           --------------
                                                                                   19,205
                                                                           --------------

STEEL, ALUMINUM & OTHER METALS (0.1%)
Greenstone Resources Ltd.
   9.00%, due 2/28/02.........................       C$ 6,000,000               3,438,107
                                                                           --------------
Total Foreign Bonds
   (Cost $8,169,593)..........................                                  3,657,377
                                                                           --------------

FOREIGN GOVERNMENT (0.3%)

Vnesheconombank of the USSR
   6.719%, due 12/15/20
   (c)(d)(m)(p)...............................       $ 17,200,000              10,599,500
                                                                           --------------
Total Foreign Government
   (Cost $9,713,967)..........................                                 10,599,500
                                                                           --------------

LOAN PARTICIPATIONS (0.6%)

CHEMICALS (0.6%)
Kronos International, Inc.
   Bank debt
   3.612%, due 9/15/99 (d)(j)(p)..............       DM25,299,396              13,859,021
   Bank debt
   4.284%, due 9/15/00 (d)(j)(p)..............         13,448,941               7,367,336
                                                                           --------------
                                                                               21,226,357
                                                                           --------------
Total Loan Participations
   (Cost $20,654,826).........................                                 21,226,357
                                                                           --------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (10.3%)

FEDERAL HOME LOAN MORTGAGE CORP. (2.7%)
   13.00%, due 8/12/98........................       $ 95,000,000              98,991,900
                                                                           --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.2%)
   Series B
   12.00%, due 6/26/98........................         43,000,000              44,262,910
                                                                           --------------

UNITED STATES TREASURY NOTES (6.4%)
   6.125%, due 8/15/07........................       $ 67,500,000          $   69,367,050
   6.875%, due 5/15/06........................         31,500,000              33,705,000
   7.25%, due 5/15/04 (q).....................        107,300,000             115,800,306
   9.125%, due 5/15/99........................         10,900,000              11,388,756
                                                                           --------------
                                                                              230,261,112
                                                                           --------------

Total U.S. Government &
   Federal Agencies
   (Cost $377,334,431)........................                                373,515,922
                                                                           --------------

YANKEE BONDS (7.7%)

CABLE (1.3%)
Australis Holdings Pty Ltd.
   (zero coupon), due 11/1/02
   15.00%, beginning 11/1/00..................         10,074,000               5,591,070
CF Cable TV, Inc.
   11.625%, due 2/15/05.......................          6,750,000               7,627,500
Kabelmedia Holdings GmbH
   (zero coupon), due 8/1/06
   13.625%, beginning 8/1/01..................         35,664,000              26,748,000
TeleWest, PLC
   (zero coupon), due 10/1/07
   11.00%, beginning 10/1/00..................          9,728,000               7,551,360
                                                                           --------------
                                                                               47,517,930
                                                                           --------------

CELLULAR TELEPHONE (3.3%)
Millicom International Cellular, S.A.
   (zero coupon), due 6/1/06
   13.50%, beginning 6/1/01...................         65,060,000              47,656,450
Occidente y Caribe Celular, S.A.
   Series B
   (zero coupon), due 3/15/04
   14.00%, beginning 3/15/01..................         26,460,000              19,845,000
Rogers Cantel, Inc.
   8.30%, due 10/1/07.........................         31,140,000              30,906,450
   9.375%, due 6/1/08.........................         20,000,000              21,000,000
                                                                           --------------
                                                                              119,407,900
                                                                           --------------

COMPUTERS & OFFICE EQUIPMENT (0.1%)
International Semi-Technology
   Microelectronics, Inc.
   (zero coupon), due 8/15/03
   11.50%, beginning 8/15/00..................         12,642,000               4,803,960
                                                                           --------------

MEDIA (1.7%)
Le Groupe Videotron Ltee
   10.625%, due 2/15/05.......................         44,212,000              48,854,260
Rogers Communications, Inc.
   8.875%, due 7/15/07........................         11,810,000              11,810,000
                                                                           --------------
                                                                               60,664,260
                                                                           --------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                    Principal
                                                      Amount                   Value
                                                =========================================
YANKEE BONDS (Continued)

PAPER & FOREST PRODUCTS (0.7%)
Stone Container Finance Company
   of Canada
   11.50%, due 8/15/06 (c)....................  $      14,870,000          $   15,576,325
Uniforet, Inc.
   11.125%, due 10/15/06......................          8,686,000               8,512,280
                                                                           --------------
                                                                               24,088,605
                                                                           --------------

STEEL, ALUMINUM & OTHER METALS (0.2%)
Ivaco, Inc.
   11.50%, due 9/15/05........................          8,000,000               8,640,000
                                                                           --------------

TELECOMMUNICATION SERVICES (0.2%)
Fonorola, Inc.
   12.50%, due 8/15/02........................          5,439,000               6,064,485
                                                                           --------------

TELEPHONE UTILITIES (0.1%)
Comtel Brasileira Ltd.
   10.75%, due 9/26/04 (v)....................          2,000,000               1,950,000
                                                                           --------------

TESTING SERVICES (0.1%)
Intertek Testing Services Ltd.
   12.00%, due 11/1/07 (c)(g)(p)..............          4,499,114               4,544,105
                                                                           --------------
Total Yankee Bonds
   (Cost $266,426,775)........................                                277,681,245
                                                                           --------------
Total Long-Term Bonds
   (Cost $2,941,606,437)......................                              2,942,751,746
                                                                           --------------

                                                      Shares
                                                =================
COMMON STOCKS (5.2%)


APPLIANCES & FURNITURE (0.0%) (b)
Central Rents, Inc. (a)(c)....................             10,500                 630,000
                                                                           --------------


BANKS (0.3%)
Kookmin Bank GDR (u)..........................            710,700               3,375,825
Metropolitan Bank & Trust Co. (bb)............          1,263,480               8,629,030
                                                                           --------------
                                                                               12,004,855
                                                                           --------------

BUILDING MATERIALS (0.0%) (b)
Hanson, PLC ADR (k)...........................             76,750               1,770,047
                                                                           --------------

CABLE (0.8%)
CS Wireless Systems, Inc. (a)(c)..............              5,181                      52
Matav-Cable Systems Media
   Ltd., ADR (a)(k)...........................            202,300               3,641,400
United International Holdings
   Inc., Class A (a)..........................          2,292,700              26,366,050
                                                                           --------------
                                                                               30,007,502
                                                                           --------------

CASINOS (0.8%)
Casino America, Inc. (a)......................            207,925                 506,817
Colorado Gaming &
   Entertainment Co. (a)......................            368,128               2,116,736
Grand Casinos, Inc. (a).......................            614,600               8,373,925
Harrah's Entertainment, Inc. (a)..............            868,280              16,388,785
                                                                           --------------
                                                                               27,386,263
                                                                           --------------

CELLULAR TELEPHONE (0.2%)
Celcaribe, S.A. (a)(c)........................            751,212               3,004,848
Clearnet Communications, Inc.
   Class A (a)................................            127,125               1,446,047
Rogers Cantel Mobile
   Communications, Inc., Class B (a)..........            353,200               3,289,175
                                                                           --------------
                                                                                7,740,070
                                                                           --------------

DRUGS (0.0%) (b)
ICN Pharmaceuticals, Inc......................             16,181                 792,869
                                                                           --------------

ELECTRIC UTILITIES (0.1%)
Energy Group, PLC ADR (k).....................             76,750               3,420,172
                                                                           --------------

FOOD, BEVERAGES & TOBACCO (0.2%)
Dr. Pepper Bottling Holdings, Inc.
   Class A (a)................................            200,000               4,500,000
Imperial Tobacco Group, PLC
   ADR (k)....................................            153,500               1,939,718
TLC Beatrice International Holdings
   Inc. (a)...................................             25,000               1,250,000
                                                                           --------------
                                                                                7,689,718
                                                                           --------------

GAS UTILITIES (0.0%) (b)
Arcus Group Corp. (a)(h)......................             98,050                 196,100
                                                                           --------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                      Shares                   Value
                                                =========================================
COMMON STOCKS (Continued)

HEALTH CARE (0.4%)
Beverly Enterprises, Inc. (a).................            200,000          $    2,600,000
Columbia/HCA Healthcare Corp..................             40,000               1,185,000
Quest Diagnostics, Inc. (a)...................            634,500              10,707,187
                                                                           --------------
                                                                               14,492,187
                                                                           --------------

MEDIA (0.5%)
Affiliated Newspapers
   Investments, Inc. (a)......................             28,000               3,360,000
Le Groupe Videotron Ltee (w)..................            121,800               1,072,378
Rogers Communications, Inc.
   Class B (a)(w).............................            791,375               3,815,588
Viacom, Inc.
   Class B (a)................................            217,100               8,996,081
                                                                           --------------
                                                                               17,244,047
                                                                           --------------

PERSONAL SERVICES (0.2%)
Loewen Group, Inc. (The)......................            214,000               5,510,500
                                                                           --------------

REAL ESTATE (0.1%)
American Health Properties, Inc. (l)..........              5,130                  76,309
Metropolis Realty Trust, Inc..................            126,278               5,303,676
                                                                           --------------
                                                                                5,379,985
                                                                           --------------

RECREATION & ENTERTAINMENT (0.1%)
Hollywood Entertainment Corp. (a).............            250,000               2,656,250
                                                                           --------------

RESTAURANTS & LODGING (0.1%)
Lone Star Steakhouse &
   Saloon, Inc. (a)...........................            120,665               2,111,637
                                                                           --------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
   Series B (a)...............................             43,750                  43,750
                                                                           --------------

STEEL, ALUMINUM & OTHER METALS (1.0%)
Amax Gold, Inc. (a)...........................            585,400               1,353,737
LTV Corp. (The)...............................            487,900               4,818,013
Newmont Mining Corp...........................            527,980              15,509,412
Noranda, Inc. (w).............................            522,000               8,972,958
Ryerson Tull, Inc., Class A (a)...............            323,860               4,493,558
                                                                           --------------
                                                                               35,147,678
                                                                           --------------

TECHNOLOGY (0.1%)
Samsung Electronics Co., Ltd.
   GDR (a)(u).................................             50,000                 281,500
Samsung Electronics Co., Ltd.
   GDR (c)(u).................................            340,275               4,763,850
                                                                           --------------
                                                                                5,045,350
                                                                           --------------

TELECOMMUNICATION SERVICES (0.3%)
PageMart Wireless, Inc., Class A (a)..........             45,500                 358,312
PT Telekomunikasi
   Indonesia ADR (k)..........................            952,950              10,542,010
                                                                           --------------
                                                                               10,900,322
                                                                           --------------

TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc. (a)............             17,400                 130,500
                                                                           --------------
Total Common Stocks
   (Cost $197,017,335)........................                                190,299,802
                                                                           --------------

PREFERRED STOCKS (4.1%)

BANKS (0.0%) (b)
River Bank America, N.Y.
   15.00%, Series A...........................             30,000                 705,000
                                                                           --------------

CABLE (0.0%) (b)
Cablevision Systems Corp.
   8.50%, Series I (r)........................              8,000                 308,000
                                                                           --------------

CASINOS (0.3%)
Station Casinos, Inc.
   7.00%, (r).................................            280,195              11,487,995
                                                                           --------------

DOMESTIC OIL & GAS (0.5%)
EEX Capital Inc. (c)(p).......................             16,022              16,381,373
                                                                           --------------

DRUGS (0.1%)
ICN Pharmaceuticals, Inc.
   Series B (c)(m)(r).........................                959                 959,000
                                                                           --------------

EQUIPMENT FINANCING (0.6%)
GPA Group, PLC (a)(p).........................         41,600,000              22,464,000
                                                                           --------------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Seven Up Holdings Co.
   16.00% (a).................................              4,491                 129,542
                                                                           --------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                      Shares                   Value
                                                =========================================
PREFERRED STOCKS (Continued)

MEDIA (2.2%)
CD Radio, Inc.
   10.50%, Series C (c)(r)....................            221,390          $   23,661,888
Granite Broadcasting Corp.
   12.75% (g).................................              3,723               4,132,669
Paxson Communications Corp.
   12.50% (g).................................             15,157              15,611,363
Primedia, Inc.
   11.625%, Series B (m)......................             63,492               6,841,263
Spanish Broadcasting System, Inc.
   14.25% (c)(g)..............................             27,231              28,864,860
                                                                           --------------
                                                                               79,112,043
                                                                           --------------

REAL ESTATE (0.4%)
Crown American Realty Trust
   11.00%, Series A...........................            294,930              15,410,093
                                                                           --------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
   $0.056, Series A (g).......................              2,297                   1,149
                                                                           --------------
Total Preferred Stocks
   (Cost $134,610,270)........................                                146,958,195
                                                                           --------------

WARRANTS (0.7%)

CABLE (0.1%)
Supercanal Holding, S.A.
   Series A
   expire 11/14/99 (a)(c)(p)..................          6,822,324                 545,786
UIH Australia/Pacific, Inc.
   expire 5/15/06 (a)(c)......................             24,315                 291,780
United International Holdings, Inc.
   expire 11/15/99 (a)........................             20,834                  62,502
                                                                           --------------
                                                                                  900,068
                                                                           --------------

CASINOS (0.0%) (b)
Belle Casino, Inc. (a)(c).....................              5,500                      55
Boomtown, Inc.
   expire 11/1/98 (a)(c)......................              7,350                   1,837
Casino America, Inc.
   expire 5/3/01 (a)..........................             36,808                  36,808
HDA Management Corp.
   expire 12/15/98 (a)(c).....................              6,450                 322,500
Louisiana Casino Cruises, Inc.
   expire 12/1/98 (a).........................             12,000                  60,000
                                                                           --------------
                                                                                  421,200
                                                                           --------------

CELLULAR TELEPHONE (0.1%)
Microcell Telecommunications, Inc.
   expire 6/1/06 (a)(c).......................             92,092               1,260,739
Nextel Communications, Inc.
   Series A
   expire 12/15/98 (a)........................              3,087                  67,914
   Series C
   expire 1999 (a)............................              3,500                      35
Occidente y Caribe Celular, S.A.
   expire 3/15/04 (a)(c)......................            105,840                   1,058
                                                                           --------------
                                                                                1,329,746
                                                                           --------------

CONGLOMERATES (0.0%)(b)
IFA Capital, Inc.
   Series H
   expire 11/14/99 (a) (c)....................              8,000                 800,000
                                                                           --------------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
   expire 12/31/03 (a)(c).....................             18,825                 188,250
                                                                           --------------

GAS UTILITIES (0.0%) (b) UGI Corp.
   expire 3/31/98 (a).........................             34,580                   5,187
                                                                           --------------

HOUSEHOLD PRODUCTS (0.0%) (b)
Chattem, Inc.
   expire 6/17/99 (a)(c)......................              9,500                 532,000
                                                                           --------------

MEDIA (0.5%)
General Media, Inc.
   expire 12/21/00 (a)........................             34,486                     345
Spanish Broadcasting System, Inc.
   expire 6/30/99 (a)(y)......................             44,150              15,452,500
   expire 6/30/99 (a)(c)(z)...................             19,780               3,956,000
                                                                           --------------
                                                                               19,408,845
                                                                           --------------

POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International, Inc.
   expire 12/31/98 (a)(cc)....................             48,835                  12,209
   expire 12/31/99 (a)(c)(dd).................             28,000                   7,000
                                                                           --------------
                                                                                   19,209
                                                                           --------------

TELECOMMUNICATION SERVICES (0.0%) (b)
USN Communications, Inc.
   expire 8/15/04 (a)(c)......................            606,250                   6,063
                                                                           --------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                      Shares                   Value
                                                =========================================
WARRANTS (Continued)

TESTING SERVICES (0.0%) (b)
Intertek Testing Services Ltd.
   expire 12/31/99 (a)(p).....................                691          $      220,000
                                                                           --------------
Total Warrants
   (Cost $8,463,679)..........................                                 23,830,568
                                                                           --------------

                                                   Principal
                                                     Amount
                                                =================
SHORT-TERM INVESTMENTS (5.6%)

COMMERCIAL PAPER (4.5%)
American Express Credit Corp.
   5.837%, due 1/7/98.........................  $      29,399,000              29,399,000
   6.056%, due 1/5/98.........................         50,890,000              50,890,000
   6.254%, due 1/2/98.........................         57,003,000              57,003,000
Prudential Funding Corp.
   5.856%, due 1/6/98.........................         25,000,000              25,000,000
                                                                           --------------
Total Commercial Paper
   (Cost $162,292,000)........................                                162,292,000
                                                                           --------------

SHORT-TERM BONDS (1.1%)
FOOD, BEVERAGES & TOBACCO (0.2%)
Buenos Aires Embotelladora
   Sociedad Anonima
   Bank debt
   9.479%, due 8/1/98 (i)(p)..................         11,000,000               8,250,000
                                                                           --------------

MEDIA (0.0%)(b)
Time Warner, Inc.
   7.45%, due 2/1/98..........................            310,000                 310,264
                                                                           --------------

PAPER & FOREST PRODUCTS (0.9%)
P.T. Polysindo Eka Perkasa
   (zero coupon), due 3/27/98.................  IDR 6,000,000,000               1,640,559
   (zero coupon), due 4/7/98..................      4,000,000,000               1,089,560
   (zero coupon), due 4/8/98..................      5,000,000,000               1,361,951
P.T. Polysindo Eka Perkasa
   (zero coupon), due 1/16/98.................          4,000,000               3,400,000
   (zero coupon), due 4/14/98.................          3,000,000               2,550,000
   (zero coupon), due 4/23/98.................            480,280                 408,238
   (zero coupon), due 7/17/98.................         16,000,000              13,600,000
   (zero coupon), due 10/23/98 (g)............         10,241,460               8,705,241
   (zero coupon), due 10/23/98................            241,460                 205,241
                                                                           --------------
                                                                               32,960,790
                                                                           --------------
Total Short-Term Bonds
   (Cost $45,760,535).........................                                 41,521,054
                                                                           --------------
Total Short-Term Investments
   (Cost $208,052,535)........................                                203,813,054
                                                                           --------------
Total Investments
   (Cost $3,489,750,256) (s)..................                 96.9%        3,507,653,365(t)
Cash and Other Assets,
   Less Liabilities...........................                  3.1           111,626,790
                                                -------------------        --------------
Net Assets....................................                100.0%       $3,619,280,155
                                                ===================        ==============

----------
(a)        Non-income producing security.
(b)        Less than one tenth of a percent.
(c)        May be sold to institutional investors only.
(d)        Floating rate. Rate shown is the rate in effect at December 31, 1997.
(e)        Fair valued securities. Aggregate at 0.07% of net assets.
(f1) 10.75% Trust Preferred Securities. The Trust exists solely for the purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 10.75% Senior Subordinated Notes due 2017 of the Superior National Insurance Group, Inc.
(f2) 10.00% Trust Preferred Securities. The Issuer Trust exists solely for the purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 10.00% Subordinated Deferrable Interest Debentures due 2028 of Veritas Holdings GmbH.
(g) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(h)        Issuer in bankruptcy.
(i)        Issue in default.
(j)        Multiple tranche facilities.
(k)        ADR--American Depository Receipt.
(l) Depository Shares--each share represents one-tenth of a share of Psychiatric Group preferred stock.
(m) CIK ("Cash in Kind")--interest or dividend payment is made with cash or additional securities.
(n) The company defaulted on the payment of principal to its creditors on maturity date.
(o)        Yankee bond.
(p)        Restricted security.
(q)        Partially segregated as collateral for unfunded loan participations.
(r)        Convertible preferred stock.
(s)        The cost for Federal income tax purposes is $3,490,300,966.

Portfolio of Investments continued


(t) At December 31, 1997, net unrealized appreciation was $17,352,399 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $136,276,594 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $118,924,195.
(u)        GDR--Global Depository Receipt.
(v)        Euro-Dollar bond.
(w)        Canadian security.
(x)        Issuer in liquidation proceedings.
(y) Each warrant entitles the holder thereof to purchase one share of the Company's Class A common stock at $0.01 per share, subject to adjustment under certain circumstances on or after the Exercisability Date and prior to June 30, 1999.
(z) Each warrant entitles the holder thereof to purchase 0.428 shares of the Company's Class A common stock, par value $0.01 per share.
(aa)       Brady Bond.
(bb)       Philippine security.
(cc) 4.8 warrants will entitle the holder thereof to purchase 1 share of common stock at a price equal to $5.00 per share, subject to adjustment under certain circumstances.
(dd) Each warrant will entitle the holder to purchase 1 share of common stock at a price equal to $230 per share, subject to adjustment under certain circumstances.
((pound))  Security denominated in British Pound Sterling.
(C$)       Security denominated in Canadian Dollar.
(DM)       Security denominated in German Deutsche Mark.
(IDR)      Security denominated in Indonesian Rupiah.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $3,489,750,256) ..........................................   $ 3,507,653,365
Cash .........................................................................................................         9,973,681
Deposit with broker ..........................................................................................         2,462,578
Receivables:
  Dividends and interest .....................................................................................        56,453,556
  Investment securities sold .................................................................................        44,399,798
  Fund shares sold ...........................................................................................        12,800,444
Unrealized appreciation on forward foreign currency contracts ................................................         1,163,044
Other assets .................................................................................................            93,450
                                                                                                                 ---------------
   Total assets ..............................................................................................     3,634,999,916
                                                                                                                 ---------------
LIABILITIES:
Payables:
  Investment securities purchased ............................................................................         7,068,109
  NYLIFE Distributors ........................................................................................         2,898,832
  Fund shares redeemed .......................................................................................         2,532,815
  MainStay Management ........................................................................................         1,730,095
  Transfer agent .............................................................................................           365,948
  Custodian ..................................................................................................            33,000
  Trustees ...................................................................................................            22,296
Accrued expenses .............................................................................................           841,862
Unrealized depreciation on forward foreign currency contracts ................................................           226,804
                                                                                                                 ---------------
   Total liabilities .........................................................................................        15,719,761
                                                                                                                 ---------------
Net assets ...................................................................................................   $ 3,619,280,155
                                                                                                                 ===============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $       292,518
  Class B ....................................................................................................         4,146,241
Additional paid-in capital ...................................................................................     3,581,959,169
Accumulated distribution in excess of net investment income ..................................................          (872,247)
Accumulated undistributed net realized gain on investments ...................................................        15,191,110
Net unrealized appreciation on investments ...................................................................        17,903,109
Net unrealized appreciation on foreign currency and forward foreign currency contracts .......................           660,255
                                                                                                                 ---------------
Net assets ...................................................................................................   $ 3,619,280,155
                                                                                                                 ===============
CLASS A
Net assets applicable to outstanding shares ..................................................................   $   238,840,674
                                                                                                                 ===============
Shares of beneficial interest outstanding ....................................................................        29,251,806
                                                                                                                 ===============
Net asset value per share outstanding ........................................................................   $          8.16
Maximum sales charge (4.50% of offering price) ...............................................................              0.38
                                                                                                                 ---------------
Maximum offering price per share outstanding .................................................................   $          8.54
                                                                                                                 ===============
CLASS B
Net assets applicable to outstanding shares ..................................................................   $ 3,380,439,481
                                                                                                                 ===============
Shares of beneficial interest outstanding ....................................................................       414,624,110
                                                                                                                 ===============
Net asset value and offering price per share outstanding .....................................................   $          8.15
                                                                                                                 ===============

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a) .....................................................................   $  12,577,483
  Interest ..........................................................................     293,702,042
                                                                                        -------------
   Total income .....................................................................     306,279,525
                                                                                        -------------
Expenses:
  Distribution--Class B .............................................................      17,981,142
  Service ...........................................................................       7,810,969
  Administration ....................................................................       6,921,965
  Advisory ..........................................................................       6,921,965
  Management ........................................................................       3,590,202
  Transfer agent ....................................................................       3,251,269
  Shareholder communication .........................................................       1,230,686
  Professional ......................................................................         515,059
  Registration ......................................................................         496,327
  Custodian .........................................................................         324,034
  Recordkeeping .....................................................................         339,509
  Trustees ..........................................................................          85,559
  Miscellaneous .....................................................................          63,444
                                                                                        -------------
     Total expenses .................................................................      49,532,130
                                                                                        -------------
Net investment income ...............................................................     256,747,395
                                                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions .............................................................     147,564,306
Foreign currency transactions .......................................................         978,376
                                                                                        -------------
Net realized gain on investments and foreign currency transactions ..................     148,542,682
                                                                                        -------------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .............................................................     (64,858,129)
  Foreign currency and forward foreign currency contracts ...........................         806,336
                                                                                        -------------
Net unrealized loss on investments and foreign currency .............................     (64,051,793)
                                                                                        -------------
Net realized and unrealized gain on investments and foreign currency transactions ...      84,490,889
                                                                                        -------------
Net increase in net assets resulting from operations ................................   $ 341,238,284
                                                                                        =============

----------
(a)  Dividends recorded net of foreign withholding taxes of $134,165.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                       Year ended         Year ended
                                                                                      December 31,       December 31,
                                                                                          1997               1996
                                                                                     ---------------    ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................   $   256,747,395    $   174,787,175
  Net realized gain on investments ...............................................       147,564,306         70,039,639
  Net realized loss on securities sold short .....................................              --             (508,346)
  Net realized gain (loss) on foreign currency transactions ......................           978,376           (912,219)
  Net change in unrealized appreciation (depreciation) on securities transactions        (64,858,129)        58,603,932
  Net change in unrealized depreciation on securities sold short .................              --              375,243
  Net change in unrealized appreciation (depreciation) on foreign currency
   and forward foreign currency contracts ........................................           806,336             42,977
                                                                                     ---------------    ---------------
  Net increase in net assets resulting from operations ...........................       341,238,284        302,428,401
                                                                                     ---------------    ---------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................       (15,875,053)        (6,713,725)
   Class B .......................................................................      (243,546,134)      (164,209,186)
  From net realized gain on investments and foreign currency transactions:
   Class A .......................................................................        (9,477,663)        (2,453,906)
   Class B .......................................................................      (134,845,754)       (51,503,367)
                                                                                     ---------------    ---------------
     Total dividends and distributions to shareholders ...........................      (403,744,604)      (224,880,184)
                                                                                     ---------------    ---------------
Capital share transactions:
Net proceeds from sale of shares:
   Class A .......................................................................       184,071,711        101,308,968
   Class B .......................................................................     1,197,246,355        913,192,615
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................        19,615,677          7,136,763
Class B ..........................................................................       273,550,920        152,975,773
                                                                                     ---------------    ---------------
                                                                                       1,674,484,663      1,174,614,119
  Cost of shares redeemed:
   Class A .......................................................................       (76,496,410)       (37,057,233)
   Class B .......................................................................      (474,186,948)      (301,207,596)
                                                                                     ---------------    ---------------
     Increase in net assets derived from capital share transactions ..............     1,123,801,305        836,349,290
                                                                                     ---------------    ---------------
Net increase in net assets .......................................................     1,061,294,985        913,897,507

NET ASSETS:
Beginning of year ................................................................     2,557,985,170      1,644,087,663
                                                                                     ---------------    ---------------
End of year ......................................................................   $ 3,619,280,155    $ 2,557,985,170
                                                                                     ===============    ===============
Accumulated undistributed net investment income (excess distribution) ............   $      (872,247)   $       823,169
                                                                                     ===============    ===============

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                               Class A       Class B        Class A       Class B        Class A      Class B
                              --------     -----------     --------     ----------     ---------    ----------
                                      Year ended                Year ended                  Year ended
                                  December 31, 1997          December 31, 1996           December 31, 1995
                              ------------------------     -----------------------     -----------------------
Net asset value at
  beginning of period .....      $8.27           $8.26        $7.92          $7.92         $7.44       $7.44
                              --------     -----------     --------     ----------     ---------    ----------
Net investment income .....       0.74            0.69         0.72           0.67          0.84          0.81
Net realized and
  unrealized gain
  (loss) on investments ...       0.23            0.23         0.52           0.52          0.61          0.61
Net realized and
  unrealized loss
  on foreign
  currency transactions ...      (0.00)(b)       (0.00)(b)    (0.00)(b)      (0.00)(b)     (0.00)(b)     (0.00)(b)
                              --------     -----------     --------     ----------     ---------    ----------
Total from investment
  operations ..............       0.97            0.92         1.24           1.19          1.45          1.42
                              --------     -----------     --------     ----------     ---------    ----------
Less dividends and
  distributions:
From net investment
  income ..................      (0.74)          (0.69)       (0.71)         (0.67)        (0.84)        (0.81)
In excess of net
  investment income .......                                      --             --         (0.01)        (0.01)
From net realized gain
  on investments ..........      (0.34)          (0.34)       (0.18)         (0.18)        (0.10)        (0.10)
In excess of net realized
  gain on investments .....        --             --         (0.02)        (0.02)          --            --
                              --------     -----------     --------     ----------     ---------    ----------
Total dividends and
  distributions ...........      (1.08)          (1.03)       (0.89)         (0.85)        (0.97)        (0.94)
                              --------     -----------     --------     ----------     ---------    ----------
Net asset value at end of
  period ..................      $8.16           $8.15        $8.27          $8.26         $7.92         $7.92
                              ========     ===========     ========     ==========     =========    ==========
Total investment return (a)      12.20%          11.55%       16.33%         15.58%        20.28%        19.71%
Ratios (to average net
  assets)/
  Supplemental Data:
   Net investment income ..       8.79%           8.18%         9.0%           8.4%         10.2%          9.5%
   Expenses ...............       1.01%           1.62%         1.0%           1.6%          1.0%          1.6%
Portfolio turnover rate ...        128%            128%         118%           118%          137%          137%
Average commission rate
  paid ....................    $0.0600         $0.0600      $0.0630        $0.0630           (c)           (c)
Net assets at end of
  period (in 000's) .......   $238,841      $3,380,439     $116,805     $2,441,180       $42,850    $1,601,238

                                               Class B
                               ----------------------------------------
                               September 1
                                through            Year ended August 31
                               December 31        ---------------------
                                  1994*              1994        1993
                               ----------        ----------   ---------
Net asset value at
  beginning of period .....       $7.70             $7.93       $7.41
                               ----------        ----------   ---------
Net investment income .....          0.23              0.69        0.70
Net realized and
  unrealized gain
  (loss) on investments ...         (0.27)            (0.08)       0.54
Net realized and
  unrealized loss
  on foreign
  currency transactions ...            --                --          --
                               ----------        ----------   ---------
Total from investment
  operations ..............         (0.04)             0.61        1.24
                               ----------        ----------   ---------
Less dividends and
  distributions:
From net investment
  income ..................         (0.22)            (0.67)      (0.72)
In excess of net
  investment income .......            --                --          --
From net realized gain
  on investments ..........            --             (0.17)         --
In excess of net realized
  gain on investments .....            --
                               ----------        ----------   ---------
Total dividends and
  distributions ...........         (0.22)            (0.84)      (0.72)
                               ----------        ----------   ---------
Net asset value at end of
  period ..................         $7.44             $7.70       $7.93
                               ==========        ==========   =========
Total investment return (a)         (0.48%)            7.95%      18.58%
Ratios (to average net
  assets)/
  Supplemental Data:
   Net investment income ..           9.1%+             8.7%        9.9%
   Expenses ...............           1.6%+             1.6%        1.7%
Portfolio turnover rate ...            45%              190%        207%
Average commission rate
  paid ....................           (c)               (c)         (c)
Net assets at end of
  period (in 000's) .......    $1,128,913        $1,090,261    $808,538


----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's primary objective is to maximize current income through investment in a diversified portfolio of high yield debt securities which are ordinarily rated in the lower rating categories of recognized rating agencies.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are

Notes to Financial Statements

deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay High Yield Corporate Bond Fund

Forward foreign currency contracts open at December 31, 1997:

                                                                                                Unrealized
                                                  Contract Amount     Contract Amount          Appreciation/
                                                       Sold              Purchased            (Depreciation)
                                                  ---------------     ---------------         --------------
Foreign Currency Sale Contracts
-------------------------------
German Deutsche Mark vs. US$,
    expiring 2/23/98.....................  DM          36,209,250        $19,973,614            $ (226,804)
Indonesian Rupiah vs. US$,
    expiring 3/27/98--4/8/98.............  IDR     15,000,000,000        $ 3,892,799             1,163,044
                                                                                                ----------
Net Unrealized Appreciation On
    Forward Foreign
    Currency Contracts...................                                                       $  936,240
                                                                                                ==========

Securities Sold Short. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At December 31, 1997 there were no open short sales.

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

Notes to Financial Statements continued

Restricted securities held at December 31, 1997:

                                                            Principal                                        Percent
                                      Date(s) of             Amount/                        12/31/97           of
         Security                     Acquisition            Shares           Cost            Value        Net Assets
         --------                     -----------            ------           ----            -----        ----------
Buenos Aires Embotelladora
   Sociedad Anonima
   9.479%, due 8/1/98                  10/22/97             $11,000,000   $ 10,620,065      $ 8,250,000       0.2%
Continental Airlines, Inc.
   8.00%, due 6/30/00                   8/21/97               9,937,545      9,892,302        9,937,545       0.3
EEX Capital Inc.
   Preferred Stock                 11/17/97-12/12/97             16,022     16,225,610       16,381,373       0.5
FRI-MRD Corp.
   (zero coupon), due 1/24/02
   15.00%, beginning 6/30/99            8/12/97              48,350,000     38,089,808       40,976,625       1.1
GPA Group, PLC
   Preferred Stock                  3/7/96-12/23/97          41,600,000     16,177,800       22,464,000       0.6
Intertek Testing Services Ltd.
   12.00%, due 11/1/07 (a)              11/8/96               4,499,114      4,287,326        4,544,105       0.1
   Warrants, expire 12/31/99            11/8/96                     691        223,440          220,000       0.0(b)
Kronos International, Inc.
   3.612%, due 9/15/99              2/25/97-7/31/97        DM25,299,396     13,560,940       13,859,021       0.4
   4.284%, due 9/15/00              2/25/97-7/31/97        DM13,448,941      7,093,886        7,367,336       0.2
S-C Aircraft
   Series 1997-C
   11.00%, due 7/1/04                   3/20/97             $12,900,000     12,900,000       13,416,000       0.4
Seven Sixty Seven Leasing, Inc.
   7.656%, due 2/2/02               9/3/97-9/26/97           21,408,577     21,321,189       22,050,835       0.6
Stone Container Corp.
   9.25%, due 10/1/03                   7/16/97               4,975,000      4,971,280        4,981,219       0.1
Supercanal Holding, S.A.
   14.50%, due 11/12/98                11/20/97              55,400,000     53,514,142       54,153,500       1.5
   Warrants, expire 11/14/99           11/20/97               6,822,324        545,786          545,786       0.0(b)
Titan Tire Corp.
   7.00%, due 2/11/00                   6/24/97               6,542,838      6,298,777        6,362,910       0.2
Vnesheconombank of
   the USSR
   6.719%, due 12/15/20                12/29/97              17,200,000      9,709,000       10,599,500       0.3
                                                                          ------------     ------------       ---
                                                                          $225,431,351     $236,109,755       6.5%
                                                                          ============     ============       ===

----------
(a)  PIK ("Payment in Kind")--interest payment is made with additional securities.
(b)  Less than one tenth of a percent.
DM   Deutsche Mark

MainStay High Yield Corporate Bond Fund

Commitments and Contingencies. As of December 31, 1997, the Fund had an unfunded loan commitment pursuant to the following loan agreement:

                                                                       Unfunded
Borrower                                                              Commitment
--------                                                              ----------
Kronos International, Inc. ..............................             $9,711,008
                                                                      ==========

Financial Instruments with Concentration of Credit Risk. The Fund invests in Loan Participations. When the Fund purchases a Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax difference of $978,376 has been reclassified from accumulated net realized gain on investments to accumulated distribution in excess of net investment income due to the tax treatment of foreign currency gains.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Fund invests primarily in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Notes to Financial Statements continued

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.60% on assets up to $500 million and 0.55% on assets exceeding $500 million.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $500 million and 0.275% on assets in excess of $500 million.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund up to $500 million and 0.275% on assets in excess of $500 million. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $6,921,965. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $3,590,202.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution

MainStay High Yield Corporate Bond Fund

Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.75% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $308,282 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $2,684,352 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $2,114,312 and $125,467, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Notes to Financial Statements continued

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $98,339 for the year ended December 31, 1997.

Fees for recordkeeping services provided to the Fund by MainStay Management or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $68,994 and $270,515 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

Note 4--Federal Income Tax:

The Fund intends to elect, to the extent provided by the regulations, to treat $3,649,868 of qualifying capital losses that arose during the year as if they arose on January 1, 1998.

Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of U.S. Government securities were $538,573 and $392,744, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $3,978,883 and $3,115,292, respectively.

Note 6--Capital Share Transactions (in 000's):

                                                                                   Year ended December 31
                                                                               1997                     1996
                                                                      ---------------------     ---------------------
                                                                       Class A      Class B      Class A      Class B
                                                                      --------     --------     --------     --------
Shares sold .....................................................       21,799      142,143       12,344      111,564
Shares issued in reinvestment of dividends and distributions ....        2,366       33,033          869       18,686
                                                                      --------     --------     --------     --------
                                                                        24,165      175,176       13,213      130,250
Shares redeemed .................................................       (9,042)     (56,201)      (4,492)     (36,876)
                                                                      --------     --------     --------     --------
Net increase ....................................................       15,123      118,975        8,721       93,374
                                                                      ========     ========     ========     ========

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 25, 1998

                       This page intentionally left blank

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of       with strong growth potential             level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of       S&P 500*                                 of stocks with the protection of a
                            Fund]                                                         principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph indicating     international stock markets with         of international equities or want to
                            risk/reward of       an emphasis on risk control              add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       graph indicating     a special blend of capital               may offer growth potential if converted
                            risk/reward of       appreciation and current income          into common stock
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph indicating     return from common stocks,               have undervalued and you want to
                            risk/reward of       convertible securities, and high-yield   manage risk through multimarket
                            Fund]                corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Balances current income with growth      You seek a combination of income and
Total Return Fund           graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of       bonds, and money market instruments      risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of       for positive change                      tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph indicating    consistent with safety of principal      current income and safety of principal
                             risk/reward of      primarily from U.S. government
                             Fund]               securities.#
------------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD                   [horizontal bar     An aggressive high-yield bond            You want to maximize current income
CORPORATE BOND FUND          graph indicating    fund that is actively managed for        and can accept the higher risk of
                             risk/reward of      maximum current income||                 securities with high-yield potential++
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph indicating    non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward of      risk control                             diversification to your domestic
                             Fund]                                                        investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph indicating    preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward of      liquidity, with free checkwriting**      ning to spend or invest in the near future
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph indicating    tive overall return by investing in      higher income and overall return by
                             risk/reward of      a diversified portfolio of domestic      investing in multiple bond market
                             Fund]               and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a California resident and want to
California Tax Free Fund     graph indicating    from both federal and California         keep more of what you earn by invest-
                             risk/reward of      income taxes consistent with             ing for income that's double tax free+++
                             Fund]               preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a New York State or City resident
New York Tax Free Fund       graph indicating    from federal, New York State, and        and want to keep more of what you earn
                             risk/reward of      New York City income taxes consis-       with income that's double or triple tax
                             Fund]               tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income                You are in a high federal income tax
Tax Free Bond Fund           graph indicating    exempt from regular federal income tax   bracket or want to pay less of your
                             risk/reward of      with preservation of capital+++          investment income to the IRS
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============---------------------------------------
                                      High Yield Corporate Bond Fund
                               --------------------------------------------



                                                                   Annual Report

                                                               December 31, 1997



                                                              [LOGO] MAINSTAY(R)
                                                                     FUNDS

                               OFFICERS & TRUSTEES *

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel

* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly       [LOGO]
owned subsidiary of New York Life Insurance Company.               NEW YORK LIFE



This report is provided for the information of shareholders of the MainStay High Yield Corporate Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.

[GRAPHIC]                                                           MSAN09-02/98

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay International Bond Fund Highlights                                    5

$10,000 Invested in the MainStay
International Bond Fund versus Salomon Brothers
Non-U.S. Dollar World Government Bond
Index--Class A & Class B Shares                                                6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by Country--Top 5                                              9

Quality Breakdown                                                             10

Returns & Lipper Rankings                                                     13

Top 10 Holdings                                                               14

10 Largest Purchases                                                          14

10 Largest Sales                                                              14

Portfolio of Investments                                                      15

Financial Statements                                                          18

Notes to Financial Statements                                                 22

Report of Independent Accountants                                             29

The MainStay Funds                                                            30

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more

----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998


----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay International Bond Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay International Bond Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to industry concentration and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay International Bond Fund is presented below.

PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                    For        Authority Withheld    Result
                             ----------------                                 --------      ------------------    ------
Edward J. Hogan...........................................................    2,035,100           68,405          Passed
Nancy Maginnes Kissinger..................................................    2,035,100           68,405          Passed
Donald E. Nickelson.......................................................    2,035,100           68,405          Passed
Richard S. Trutanic.......................................................    2,029,132           74,374          Passed
Harry G. Hohn.............................................................    2,035,100           68,405          Passed
Terry L. Lierman..........................................................    2,035,100           68,405          Passed
Donald K. Ross............................................................    2,035,100           68,405          Passed
Walter W. Ubl.............................................................    2,035,100           68,405          Passed
Alice T. Kane.............................................................    2,035,100           68,405          Passed
John B. McGuckian.........................................................    2,041,597           61,908          Passed
Stephen C. Roussin........................................................    2,029,132           74,374          Passed

PROPOSAL 2--Approval of Management Agreement
For - 2,026,239.20   Against - 19,144.39   Abstain - 58,117.08   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay Shields Financial Corporation
For - 2,019,268.13   Against - 22,997.52   Abstain - 61,233.46   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 836,707.84     Against - 14,997.02   Abstain - 37,889.04   Broker Non-Vote - 192,972.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 1,695,679.23   Against - 39,322.18   Abstain - 88,101.93   Broker Non-Vote - 280,402.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                For             Against         Result
                          ----------------------                            ------------       ---------        ------
A2--Oil, Gas, or Mineral Lease Interests................................... 1,694,546.14       40,455.27        Passed
A3--Real Estate Limited Partnership Interests.............................. 1,695,525.35       39,476.05        Passed
C3--Industry Concentration................................................. 1,695,525.35       39,476.05        Passed
C4--Issuing Senior Securities.............................................. 1,695,607.73       39,393.67        Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 2,015,334.18   Against - 14,526.55   Abstain - 73,641.49   Result - Passed

MainStay International Bond Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ] Low inflation and moderate economic growth helped the United States significantly reduce its budget deficit, which was positive news for bond investors worldwide.

[ ] The U.K. bond market outperformed all other markets both in U.S. dollar and local currency terms when the Bank of England became an independent central bank, reducing concerns about inflation and wide economic swings.

[ ] A strengthening U.S. dollar increased currency risk for unhedged positions in virtually all nations and led to negative overall returns for international bonds.

[ ] Emerging markets provided outstanding performance for the first three quarters of 1997, but severely declined in the fourth quarter when financial and currency problems in Southeast Asia took center stage.

[ ] In the ensuing flight to quality, most products that offered yield advantages over Treasury securities tended to underperform.
================================================================================


--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] One-year total returns of 1.83% and 1.15% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/97.

[ ] Both share classes outperformed the average Lipper* international income fund which returned -0.43% for the 12 months ended 12/31/97.

[ ] Overall, the Fund benefited from a lengthening duration and remaining underweighted in core European markets and overweighted in peripheral European markets through most of the year.

[ ] The Fund benefited from increasing investments in the U.K. market, with emphasis on longer-term securities, which outperformed the short-end of the market.

[ ] Anticipating that currencies were reaching fair value, the Fund reduced its currency hedges in midyear, which hurt performance as the U.S. dollar continued to strengthen relative to most other currencies.

[ ] The Fund's emerging market holdings suffered during the Asian crisis in the fourth quarter.
================================================================================

----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay International
Bond Fund versus Salomon Brothers Non-U.S.
Dollar World Government Bond Index

CLASS A SHARES    SEC Returns: 1-Year -2.75%, since inception 8.69%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         MainStay                         Solomon Brothers
Year                   International                   Non-U.S. Dollar World
End                      Bond Fund                     Government Bond Index*
--------------------------------------------------------------------------------
9/13/94                   $ 9,550                             $10,000
  12/94                   $ 9,569                             $10,256
  12/95                   $11,356                             $12,261
  12/96                   $12,935                             $12,761
  12/97                   $13,171                             $12,218

[GRAPHIC] MainStay International Bond Fund

[GRAPHIC] Solomon Brothers Non-U.S. Dollar World Government Bond Index

CLASS B SHARES    SEC Returns: 1-Year -3.85%, since inception 9.08%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         MainStay                         Solomon Brothers
Year                   International                   Non-U.S. Dollar World
End                      Bond Fund                     Government Bond Index*
--------------------------------------------------------------------------------
9/13/94                   $10,000                             $10,000
  12/94                   $10,020                             $10,256
  12/95                   $11,819                             $12,261
  12/96                   $13,371                             $12,761
  12/97                   $13,255                             $12,218

[GRAPHIC] MainStay International Bond Fund

[GRAPHIC] Solomon Brothers Non-U.S. Dollar World Government Bond Index

----------
     The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 2.0%, as it would apply for the period shown. (The $10,000 invested in the Salomon Brothers Non-U.S. Dollar World Government Bond Index begins on 8/31/94.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of International Bond Fund Team

INTERNATIONAL BOND FUND TEAM

Maureen McFarland, Joseph Portera

Several themes combined to make 1997 a very moderate year for international bonds. The strength of the U.S. economy and deficit reductions gave most international markets a psychological boost. This led many investors to pursue returns among riskier asset classes or emerging markets, which provided outstanding returns in the first half of the year. Later, however, that proved a dangerous strategy when financial difficulties in Asian markets caused yield-enhancing products such as mortgage-backed and asset-backed securities to suffer severe setbacks. Suddenly the market's focus shifted to quality.

European markets continued to benefit from corporate restructuring and fiscal improvements associated with European Monetary Union. Peripheral European markets generally outperformed core European markets, with the highest returns in local currency terms coming from the U.K., Italy, Australia, Ireland, and Spain. Given the strength of the U.S. dollar, however, the only major foreign bond markets to provide positive returns in U.S. dollars were the U.K. and Canada. Core European countries, including Germany, Belgium, and the Netherlands, were all down more than 8.50% in U.S. dollar terms. Overall, the Salomon Brothers Non-U.S. Dollar World Government Bond Index* returned -4.26% in U.S. dollar terms for the year ended 12/31/97.

The impact of the financial crisis in Asia was felt in markets worldwide. Currency problems experienced there may affect corporate profitability and product demand worldwide. On the positive side, inflation expectations have generally been lowered, which may help keep interest rates in line with historical averages.

Given this context, how did the MainStay International Bond Fund do in 1997?

For the year ended 12/31/97, the MainStay International Bond Fund provided total returns of 1.83% and 1.15% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes outperformed the average Lipper+ international income fund, which returned -0.43% for the same period.


[GRAPHIC]

Emerging markets
----------------

Countries with smaller or more recently established capital markets.

European Monetary Union
-----------------------

A proposed system that would allow participating European countries to operate with a common currency or monetary unit.

Local currency terms
--------------------

Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

----------
* See page 6 for more information on the Salomon Brothers Non-U.S. Dollar World Government Bond Index.
+ See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       Total
Year                                   Return
End                                      %
---------------------------------------------
12/94                                   0.20
12/95                                  18.68
12/96                                  13.90
12/97                                   1.83

Returns reflect the historical performance of the Class B shares for the period ended 12/31/94. See footnote * on page 13 for more information on performance.

CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       Total
Year                                   Return
End                                      %
---------------------------------------------
12/94                                   0.20
12/95                                  17.96
12/96                                  13.13
12/97                                   1.15

See footnote * on page 13 for more information on performance.

What were the major contributors to the Fund's performance?

One of our best decisions during the year was to maintain a market-weighted duration. Even though there were times when it looked as though rates would rise, our decision proved to be highly beneficial in terms of the Fund's overall performance. Of course, we also made specific country selections that had a positive impact on the Fund.

Which countries performed the best?

The U.K. was the best overall performer in both local and U.S. dollar terms. We increased the Fund's position there based on the overall strength of the economy, the

[GRAPHIC]

Duration
--------

Equals the weighted average time until bond investors recover their investment. It is a measurement of interest rate risk.

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Germany                                15.3%
United Kingdom                         13.3%
Canada                                 12.4%
Italy                                  11.0%
France                                  8.4%
Other                                  39.6%

Actual percentages will vary over time.


currency, and the positive investment outlook when the Bank of England became independent from government control. Investors seemed so positive about this news that U.K. bonds continued to rally even as interest rates rose. The Fund's U.K. positions were enhanced by the fact that we selected longer-term bonds, which rallied much more than the short-end of the market. So the Fund's U.K. bond holdings outperformed the U.K. bond market, which was the best performing bond market in the world.

Were there other successful markets?

Canada was a strong performer in U.S. dollar terms and we increased the Fund's Canadian holdings over the course of the year. Unfortunately, however, we bought both Canadian bonds and Canadian currency. While the bonds were positive performers, the currency exposure had a negative impact and reduced the Fund's overall return.

Did you make other positive decisions for the Fund?

Yes, we did. We use a "country-first" approach, which means assessing each country and currency to determine where to invest. In 1997, we decided that core European countries didn't have as much value as some of the peripheral European countries. So the Fund was underweighted in Germany, France, the Netherlands, Belgium, and Luxembourg. While each of these countries had competitive returns in local terms, many ended the year with substantial negative returns in U.S. dollar terms. The Fund benefited from relative outperformance of its Italian holdings, even though the Italian market's U.S. dollar returns were negative. In addition to Europe, Australian bonds also provided positive performance during the year, particularly since the Fund didn't have any currency exposure to those bonds and the return in local currency terms was over 13%. As the bonds rallied, the Fund took some profits, which helped its performance.


[GRAPHIC]

Currency exposure
-----------------

Risk of loss due to owning securities denominated in different currencies, the value of which may change at any time. Currency exposure can be reduced through a risk management technique known as hedging.

What happened in the emerging markets?

In the fourth quarter, emerging market debt suffered some major setbacks. Fortunately, we stayed out of Southeast Asia, which was a highly positive decision in light of what happened to many economies, currencies, and financial companies. The Fund held Russian, Brazilian, and Argentine bonds that were hurt in the aftermath of the Asian financial difficulties. We decided to cut the Fund's emerging market debt almost in half, which proved to be a wise decision, given the fact that prices declined after we sold. We used the money from the sale of Russian bonds to buy German government securities and we used the Argentine proceeds to buy Gilts--or British government bonds--which were generally good for the portfolio.

Which emerging markets did the Fund continue to hold at year end?

The Fund held only the top-tier emerging market debt at year end, including securities in Mexico, Panama, Argentina, and South Africa. We believe that Panama, which was a BB-rated credit at year end, may be due for an upgrade. And among the emerging markets, we feel that these countries may be among the safest places to invest.

Were there other problem areas in the international bond market?

As the Asian problems unfolded, there was a general flight to quality, which made owning spread products--or securities that offered yield advantages over local Treasury securities--less attractive. Fannie Mae, the Federal National Mortgage Association, had issued bonds in Hong Kong dollars, New Zealand dollars, Australian dollars, and U.K. sterling. As the fallout in Asia began, we reduced the Fund's exposure even to relatively secure investments, such as Fannie Mae, the European Investment Bank, Lloyd Bank, and Abbey National Bank, when liquidity started to disappear. In some cases, we used the proceeds to buy Gilts for their

QUALITY BREAKDOWN AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                    58.7%
AA                                     24.4%
A                                       3.8%
BBB                                     0.8%
BB                                      5.6%
B                                       0.9%
Government Agencies                     1.1%
Cash, Equivalents & Other Assets,
less Liabilities                        4.7%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

[GRAPHIC]

Flight to quality
-----------------

When investors in general move to improve the credit quality and liquidity of the securities they own, either because of credit concerns or international crisis.

quality and liquidity. Most of those sales were near the break-even point, but were positive for the portfolio, given the bonds' subsequent performance.

Of course, there was also some positive news. We sold some South African Yankee bonds at the end of the third quarter, after spreads had narrowed and the market became hungry for a spread product, which was a positive for the Fund. We also held some corporate bonds and high-yield issues denominated in deutsche marks, such as an issue from ITT, that performed well.

What were some of the Fund's other significant purchases and sales during the year?

In the second half of the year, we bought Mexican bonds denominated in Canadian dollars for the Fund. Although at the time we believed the Canadian bond and currency markets were cheap, as things developed, the Fund lost money on both sides of the transaction. We also purchased a sizable amount of New Zealand bonds for the Fund, without assuming any currency risk. Although we believed the bonds were well priced, in an erratic market, they became even cheaper, which had a negative impact on the Fund's performance every quarter.

What steps did you take to help protect investors from currency risk?

For the first half of the year, the Fund's investment portfolio was about 75% hedged. We did take on some yen exposure for the Fund through the purchase of Japanese money market instruments early in the year, but we closed that position out at a profit after the yen strengthened relative to the dollar. By the third quarter, we believed that the dollar had reached its fair value relative to the deutsche mark. At that point, we started to reduce the Fund's currency hedges, which detracted from the Fund's performance as the dollar continued to strengthen throughout the rest of the year. By year end, the Fund had a market weighting of approximately 60% in European currency.

What is the overall quality of the Fund's investment portfolio?

Since the Fund invests primarily in government bonds, the quality is relatively high. As of December 31, 1997, the overall quality of the securities in the Fund's investment portfolio was AA, though of course the Fund included securities across a wide spectrum of quality ratings.

What is your outlook going forward?

We believe that the impact of the Asian crisis has been widely underestimated and that it may have a severe impact on prices worldwide. One view is that prices will decline, keeping inflation low, which should be very good for international bonds. Market volatility should keep central banks from raising rates and may prompt us to move down the yield curve, looking at securities with shorter maturities, while maintaining the Fund's longer duration.

We like the Fund's country exposure as of year end. As Europe emerges from recession, we anticipate that European bonds may become attractive if U.S. investors continue to see domestic spreads narrow to very tight levels. Given Panama's solid growth, low debt ratios, and political stability, we may increase the Fund's exposure


[GRAPHIC]

Yankee bonds
------------

Dollar-denominated bonds issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

there--and since Panama doesn't have a local currency, we can entirely avoid currency risk in that market.

Whatever the future brings, we'll continue to seek competitive overall return commensurate with an acceptable level of risk by investing in a diversified portfolio of non-U.S. debt securities, primarily government debt securities.

Joseph Portera
Portfolio Manager

[GRAPHIC]

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/97

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                        1 year          Life of Fund through 12/31/97
Class A                 1.83%                    10.22%
Class B                 1.15%                     9.57%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                        1 year          Life of Fund through 12/31/97
Class A                 -2.75%                    8.69%
Class B                 -3.85%                    9.08%
================================================================================

--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
================================================================================
                        1 year          Life of Fund through 12/31/97
Class A                 14 out of                 n/a
                        46 funds
Class B                 17 out of                 7 out of
                        46 funds                 25 funds
Average Lipper
international
income fund             -0.43%                     7.76%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
================================================================================
                     NAV 12/31/97       Income            Capital Gains
Class A                 $10.10          $0.7617               $0.2822
Class B                 $10.12          $0.7009               $0.2822
================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be terminated or revised at any time. Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 9/13/94.


[GRAPHIC]

Top 10 Holdings as of 12/31/97
----------------------------------------------------------------------------------------
HOLDING                                                  COUNTRY                 AMOUNT
========================================================================================
United Kingdom Treasury Bond, 7.50%, due 12/7/06         United Kingdom      $1,432,735
Kingdom of Denmark, 7.00%, due 12/15/04                  Denmark              1,174,019
Buoni Poliennali del Tesoro, 12.00%, due 5/1/02          Italy                1,124,739
Bundesobligation, Series 117, 5.125%, due 11/21/00       Germany              1,001,777
Bundesobligation, Series 123, 4.50%, due 5/17/02         Germany                992,314
Buoni Poliennali del Tesoro, 9.00%, due 11/1/23          Italy                  954,296
Nykredit, Series ANN1, 7.00%, due 10/1/29                Denmark                871,944
United Kingdom Treasury Bond, 10.00%, due 2/26/01        United Kingdom         855,740
Buoni Poliennali del Tesoro, 10.50%, due 7/15/00         Italy                  845,575
Bayerische Landesbank Giro, 7.875%, due 12/7/06          United Kingdom         799,692
========================================================================================

10 Largest Purchases for the year ended 12/31/97
----------------------------------------------------------------------------------------
                                                                               AMOUNT
SECURITY                                                 COUNTRY             OF PURCHASE
========================================================================================
United Kingdom Treasury Bonds, due 2/26/01 - 12/7/15     United Kingdom      $5,589,203
Republic of Argentina, due 11/1/99 - 3/31/23             United States        4,989,488
Australian Government, due 4/15/00 - 2/15/06             Australia            4,000,821
Buoni Poliennali del Tesoro, due 4/1/99 - 11/1/26        Italy                3,743,170
Bundesobligation, due 6/21/99 - 2/16/06                  Germany              3,273,725
Republic of Brazil, due 11/5/01 - 4/15/24                United States        2,793,856
United Mexican States, due 6/2/03 - 12/31/19             United States        2,372,041
Nykredit, due 10/1/26 - 10/1/29                          Denmark              1,760,632
New Zealand Government, due 2/15/00-D 11/15/06           New Zealand          1,623,092
Ministry Finance Russia, due 11/27/01 - 3/25/04          Germany              1,518,293
========================================================================================

10 Largest Sales for the year ended 12/31/97
----------------------------------------------------------------------------------------
                                                                                AMOUNT
SECURITY                                                 COUNTRY                OF SALE
========================================================================================
Australian Government, due 4/15/00 - 2/15/06             Australia           $5,080,641
United Kingdom Treasury Bonds, due 2/26/01 - 12/7/15     United Kingdom       5,030,324
Buoni Poliennali del Tesoro, due 8/1/97 - 11/1/26        Italy                4,911,612
Republic of Argentina, due 11/1/99 - 3/31/23             United States        4,292,754
Republic of Brazil, due 11/5/01 - 4/15/24                United States        2,710,309
Kingdom of Denmark, due 11/15/98 - 11/10/24              Denmark              1,762,521
Canadian Government, due 9/1/00 - 6/1/25                 Canada               1,590,827
Republic of Venezuela, due 12/18/07 - 3/31/20            United States        1,482,656
Ministry Finance Russia, due 11/27/01 - 3/25/04          Germany              1,471,678
Republic of Austria, due 3/22/99 - 1/24/05               Austria              1,422,767
========================================================================================

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments* December 31, 1997

                                                        Principal
                                                          Amount              Value
                                                  ====================================
LONG-TERM BONDS (87.0%)+
CORPORATE BONDS (16.6%)

DENMARK (2.6%)
Nykredit
   Series ANN1
   7.00%, due 10/1/29....................         DK    6,040,000          $   871,944
                                                                           -----------

GERMANY (2.9%)
Bayerische VBK New York
   4.50%, due 6/24/02....................         DM      730,000              399,338
Deutsche Pfandbrief Bank
   Series 436
   5.75%, due 3/4/09.....................                 730,000              406,062
Venezuela Synthetic Sovereign
   Investments Ltd.
   10.125%, due 12/29/03.................                 260,000              148,212
                                                                           -----------
                                                                               953,612
                                                                           -----------

NEW ZEALAND (0.9%)
International Bank of
   Reconstruction & Development
   Medium-Term Notes Series E
   (zero coupon), due 8/20/07............         N$    1,011,000              296,244
                                                                           -----------

SOUTH AFRICA (0.5%)
International Bank of
   Reconstruction & Development
   Medium-Term Notes Series E
   (zero coupon), due 12/29/17...........         ZAR  10,100,000              173,297
                                                                           -----------

SWEDEN (2.9%)
Banque Nationale de Paris
   Medium-Term Notes Series E
   11.00%, due 11/4/99...................         SK    3,050,000              415,200
Stadshypotek AB
   Series 1553
   10.00%, due 12/20/00..................               4,000,000              558,817
                                                                           -----------
                                                                               974,017
                                                                           -----------

UNITED KINGDOM (4.3%)
Bayerische Landesbank Giro
   7.875%, due 12/7/06...................         (pound) 452,000              799,692
European Investment Bank
   8.75%, due 8/25/17....................                 300,000              608,944
                                                                           -----------
                                                                             1,408,636
                                                                           -----------

UNITED STATES (2.5%)
Banco Nacional Commerciale Exterior
   Series REGS
   8.00%, due 7/18/02....................         $       300,000            $ 290,625
   Series REGS
   11.25%, due 5/30/06...................                 490,000              546,350
                                                                           -----------
                                                                               836,975
                                                                           -----------
Total Corporate Bonds
   (Cost $5,600,889).....................                                    5,514,725
                                                                           -----------

GOVERNMENTS & FEDERAL AGENCIES (70.4%)

ARGENTINA (0.8%)
Argentina Bocon Previs
   Series Pre-1
   3.39%, due 4/1/01 (b).................         AP      292,678              262,809
                                                                           -----------

AUSTRALIA (1.7%)
Australian Government
   Series 803
   9.50%, due 8/15/03....................         A$      116,000               88,871
   Series 1002
   10.00%, due 10/15/02..................                 265,000              203,330
Fannie Mae
   Medium-Term Notes Series E
   6.375%, due 8/15/07...................                 245,000              160,596
Queensland Treasury Corp.
   8.00%, due 9/14/07....................                 125,000               91,219
                                                                           -----------
                                                                               544,016
                                                                           -----------

CANADA (9.2%)
Alberta Government Telephone
   Series UB
   9.60%, due 7/7/98.....................         C$      650,000              466,813
Canadian Government
   Series WB60
   7.25%, due 6/1/07.....................                 600,000              469,889
   Series H74
   10.00%, due 6/1/08....................                 160,000              149,857
   Series A33
   11.50%, due 9/1/00....................                 230,000              185,290
Province of Ontario
   7.25%, due 9/27/05....................                 835,000              629,619
   9.75%, due 10/29/01...................                 133,000              105,384
Province of Quebec
   7.75%, due 3/30/06....................                 375,000              292,318
United Mexican States
   7.00%, due 6/2/03.....................               1,140,000              744,812
                                                                           -----------
                                                                             3,043,982
                                                                           -----------

+    Percentages indicated are based on Fund net assets.
*    Investments are grouped by currency denomination.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

                                                        Principal
                                                          Amount              Value
                                                  ====================================
GOVERNMENTS & FEDERAL AGENCIES (Continued)

DENMARK (4.6%)
Kingdom of Denmark
   7.00%, due 12/15/04...................         DK    7,375,000          $ 1,174,019
   8.00%, due 11/15/01...................               2,220,000              358,036
                                                                           -----------
                                                                             1,532,055
                                                                           -----------

EUROPEAN MONETARY UNION (1.6%)
France Obligations Assimilables
   du Tresor
   7.50%, due 4/25/05 ...................         ECU     430,000              535,560
                                                                           -----------

FRANCE (5.4%)
France Obligations Assimilables
   du Tresor
   7.50%, due 4/25/05....................         FF    1,070,000              203,386
   8.25%, due 2/27/04....................               2,262,000              440,227
   8.50%, due 3/28/00....................               2,790,000              504,122
   8.50%, due 11/25/02...................               2,900,000              558,802
   8.50%, due 12/26/12...................                 420,000               90,411
                                                                           -----------
                                                                             1,796,948
                                                                           -----------

GERMANY (12.4%)
Bundesobligation
   Series 123
   4.50%, due 5/17/02....................         DM    1,805,000              992,314
   Series 117
   5.125%, due 11/21/00..................               1,768,000            1,001,777
Province of Ontario
   6.25%, due 1/13/04....................                 500,000              291,984
Republic of Deutschland
   Series 96
   6.00%, due 2/16/06....................               1,024,000              598,097
   Series 94
   6.25%, due 1/4/24 (a).................                 420,000              245,430
Treuhandanstalt
   6.25%, due 3/4/04.....................                 845,000              500,126
   7.50%, due 9/9/04.....................                 740,000              466,378
                                                                           -----------
                                                                             4,096,106
                                                                           -----------

IRELAND (2.7%)
Irish Government
   6.25%, due 4/1/99 (a).................         IP      113,000              163,559
   6.50%, due 10/18/01...................                 200,000              299,462
   8.00%, due 8/18/06....................                 253,000              420,650
                                                                           -----------
                                                                               883,671
                                                                           -----------

ITALY (11.0%)
Buoni Poliennali del Tesoro
   8.50%, due 1/1/04.....................         IL  890,000,000              581,366
   9.00%, due 11/1/23 ...................           1,220,000,000              954,296
   9.50%, due 2/1/01.....................             215,000,000              136,962
   10.50%, due 7/15/00...................           1,325,000,000              845,575
   12.00%, due 5/1/02....................           1,580,000,000            1,124,739
                                                                           -----------
                                                                             3,642,938
                                                                           -----------

NEW ZEALAND (1.4%)
Fannie Mae
   7.25%, due 6/20/02....................         N$      379,000              215,338
New Zealand Government
   8.00%, due 11/15/06...................                 396,000              244,003
                                                                           -----------
                                                                               459,341
                                                                           -----------

SPAIN (3.7%)
Spanish Government
   7.35%, due 3/31/07....................         SP   30,180,000              222,475
   8.30%, due 12/15/98...................               4,000,000               27,124
   10.25%, due 11/30/98..................              15,850,000              109,045
   10.50%, due 10/30/03..................              66,300,000              547,266
   11.30%, due 1/15/02...................              41,490,000              333,601
                                                                           -----------
                                                                             1,239,511
                                                                           -----------

SWEDEN (3.8%)
Swedish Government
   Series 1035
   6.00%, due 2/9/05.....................         SK      800,000              101,555
   Series 1038
   6.50%, due 10/25/06...................               3,600,000              471,282
   Series 1030
   13.00%, due 6/15/01...................               4,500,000              696,594
                                                                           -----------
                                                                             1,269,431
                                                                           -----------

UNITED KINGDOM (9.0%)
Republic of Argentina
   Series LELI
   10.00%, due 6/25/07...................         (pound)  85,000              132,517
United Kingdom Treasury Bonds
   7.50%, due 12/7/06....................                 810,000            1,432,735
   8.00%, due 9/27/13....................                 293,000              560,746
   10.00%, due 2/26/01 (a)...............                 477,000              855,740
                                                                           -----------
                                                                             2,981,738
                                                                           -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                        Principal
                                                          Amount              Value
                                                  ====================================
GOVERNMENTS & FEDERAL AGENCIES (Continued)


UNITED STATES (3.1%)
Bonos del Tesoro
   Series BT02
   8.75%, due 5/9/02.....................         $       170,000          $   161,500
Petroleos Mexicanos
   6.938%, due 3/8/99 (b)................                 150,000              148,875
Republic of Panama
   Series REGS
   7.875%, due 2/13/02...................                 255,000              247,031
   8.875%, due 9/30/27...................                 510,000              479,400
                                                                           -----------
                                                                             1,036,806
                                                                           -----------
Total Governments & Federal Agencies
   (Cost $23,952,565)....................                                   23,324,912
                                                                           -----------
Total Long-Term Bonds
   (Cost $29,553,454)....................                                   28,839,637
                                                                           -----------

SHORT-TERM INVESTMENTS (9.1%)
COMMERCIAL PAPER (0.8%)

UNITED STATES (0.8%)
Merrill Lynch & Co. Inc.
   6.00%, due 1/2/98.....................         $       250,000              249,958
                                                                           -----------
Total Commercial Paper
   (Cost $249,958).......................                                      249,958
                                                                           -----------

GOVERNMENTS & FEDERAL AGENCIES (8.3%)

AUSTRALIA (0.3%)
Treasury Corp. Victoria
   Series 1098
   12.00%, due 10/22/98..................         A$      165,000              113,381
                                                                           -----------

CANADA (3.2%)
Canadian Treasury Bill
   (zero coupon), due 1/8/98.............         C$    1,500,000            1,047,411
                                                                           -----------

FRANCE (3.0%)
French Treasury Bill
   (zero coupon), due 3/26/98............         FF    5,994,000              988,400
                                                                           -----------

IRELAND (0.5%)
Irish Government
   9.75%, due 6/1/98.....................         IP      105,000              152,263
                                                                           -----------

NEW ZEALAND (1.3%)
New Zealand Treasury Bill
   (zero coupon), due 3/11/98............         N$      760,000              434,036
                                                                           -----------
Total Governments & Federal Agencies
   (Cost $2,806,751) ....................                                    2,735,491
                                                                           -----------
Total Short-Term Investments
   (Cost $3,056,709).....................                                    2,985,449
                                                                           -----------
Total Investments
   (Cost $32,610,163) (c)................                    96.1%          31,825,086(d)
Cash and Other Assets,
   Less Liabilities .....................                     3.9            1,308,266
                                                   --------------          -----------
Net Assets...............................                   100.0%         $33,133,352
                                                   ==============          ===========

----------
(a) Segregated or partially segregated as collateral for forward foreign currency contracts.
(b)  Floating rate. Rate shown is the rate in effect at December 31, 1997.
(c)  The cost for Federal income tax purposes is $32,613,107.
(d) At December 31, 1997 net unrealized depreciation for securities was $788,021, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $337,620 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,125,641.
(e)  The following abbreviations are used in the above portfolio:
     AP     -Argentine Peso
     A$     -Australian Dollar
     C$     -Canadian Dollar
     DK     -Danish Krone
     DM     -Deutsche Mark
     ECU    -European Currency Unit
     FF     -French Franc
     IP     -Irish Punt
     IL     -Italian Lira
     N$     -New Zealand Dollar
     (pound)-Pound Sterling
     ZAR    -South African Rand
     SP     -Spanish Peseta
     SK     -Swedish Krona
     $      -U.S. Dollar


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $32,610,163)................................................        $31,825,086
Cash denominated in foreign currencies (identified cost $842,939)...............................................            836,447
Cash............................................................................................................             51,612
Receivables:
  Interest......................................................................................................            688,062
  Investment securities sold....................................................................................            175,679
  Fund shares sold..............................................................................................            160,195
Unrealized appreciation on forward foreign currency contracts...................................................            184,704
Unamortized organization expense................................................................................             16,938
                                                                                                                        -----------
   Total assets.................................................................................................         33,938,723
                                                                                                                        -----------
LIABILITIES:
Payables:
  Investment securities purchased...............................................................................            488,920
  Fund shares redeemed..........................................................................................             30,469
  NYLIFE Distributors...........................................................................................             20,507
  MainStay Management...........................................................................................             12,315
  Transfer agent................................................................................................              9,507
  Custodian.....................................................................................................              9,000
  Trustees......................................................................................................                226
Accrued expenses................................................................................................             64,755
Unrealized depreciation on forward foreign currency contracts...................................................            169,672
                                                                                                                        -----------
   Total liabilities............................................................................................            805,371
                                                                                                                        -----------
Net assets......................................................................................................        $33,133,352
                                                                                                                        ===========

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A.......................................................................................................        $    12,140
  Class B.......................................................................................................             20,622
Additional paid-in capital......................................................................................         33,805,947
Accumulated undistributed net investment income.................................................................             80,293
Accumulated undistributed net realized gain on investments......................................................              5,446
Net unrealized depreciation on investments......................................................................           (785,077)
Net unrealized depreciation on translation of assets and liabilities in ........................................
 foreign currencies and forward foreign currency contracts......................................................             (6,019)
                                                                                                                        -----------
Net assets......................................................................................................        $33,133,352
                                                                                                                        ===========
CLASS A
Net assets applicable to outstanding shares.....................................................................        $12,262,939
                                                                                                                        ===========
Shares of beneficial interest outstanding.......................................................................          1,213,965
                                                                                                                        ===========
Net asset value per share outstanding...........................................................................        $     10.10
Maximum sales charge (4.50% of offering price)..................................................................               0.48
                                                                                                                        -----------
Maximum offering price per share outstanding....................................................................        $     10.58
                                                                                                                        ===========
CLASS B
Net assets applicable to outstanding shares.....................................................................        $20,870,413
                                                                                                                        ===========
Shares of beneficial interest outstanding.......................................................................          2,062,219
                                                                                                                        ===========
Net asset value and offering price per share outstanding........................................................        $     10.12
                                                                                                                        ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest.........................................................................................    $ 2,232,189
                                                                                                       -----------
Expenses:
  Distribution--Class B............................................................................        136,971
  Advisory.........................................................................................        118,252
  Transfer agent...................................................................................         84,445
  Service..........................................................................................         80,807
  Administration...................................................................................         65,695
  Shareholder communication........................................................................         58,374
  Management.......................................................................................         42,312
  Custodian........................................................................................         37,489
  Professional.....................................................................................         35,743
  Registration.....................................................................................         33,231
  Recordkeeping....................................................................................         13,966
  Amortization of organization expense.............................................................          9,972
  Trustees.........................................................................................            800
  Miscellaneous....................................................................................         20,022
                                                                                                       -----------
    Total expenses before waiver...................................................................        738,079
Fees waived by Administrator and Adviser or Manager................................................        (96,968)
                                                                                                       -----------
    Net expenses...................................................................................        641,111
                                                                                                       -----------
Net investment income..............................................................................      1,591,078
                                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions............................................................................        871,829
  Foreign currency transactions....................................................................        736,097
                                                                                                       -----------
Net realized gain on investments and foreign currency transactions.................................      1,607,926
                                                                                                       -----------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions............................................................................     (2,552,852)
  Translation of assets and liabilities in foreign currencies and forward foreign
    currency contracts.............................................................................       (143,251)
                                                                                                       -----------
Net unrealized loss on investments and foreign currencies..........................................     (2,696,103)
                                                                                                       -----------
Net realized and unrealized loss on investments and foreign currency transactions..................     (1,088,177)
                                                                                                       -----------
Net increase in net assets resulting from operations...............................................    $   502,901
                                                                                                       ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                         Year ended     Year ended
                                                                                        December 31,   December 31,
                                                                                            1997           1996
                                                                                        ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income..............................................................   $ 1,591,078    $ 1,378,963
  Net realized gain on investments...................................................       871,829        467,595
  Net realized gain on foreign currency transactions.................................       736,097      1,128,390
  Net change in unrealized appreciation (depreciation) on investments................    (2,552,852)       358,520
  Net change in unrealized appreciation (depreciation) on translation of assets and
   liabilities in foreign currencies and forward foreign currency contracts..........      (143,251)       160,131
                                                                                        -----------    -----------
  Net increase in net assets resulting from operations...............................       502,901      3,493,599
                                                                                        -----------    -----------
Dividends and distributions to shareholders:
  From net investment income and net realized gain on foreign currency transactions:
   Class A...........................................................................      (844,072)      (794,237)
   Class B...........................................................................    (1,366,130)      (984,527)
  From net realized gain on investments:
   Class A...........................................................................      (327,237)      (162,643)
   Class B...........................................................................      (559,408)      (253,849)
                                                                                        -----------    -----------
     Total dividends and distributions to shareholders...............................    (3,096,847)    (2,195,256)
                                                                                        -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A...........................................................................     2,078,813      2,149,516
   Class B...........................................................................     7,769,493      7,816,122
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A...........................................................................       519,949        251,550
   Class B...........................................................................     1,648,318      1,098,725
                                                                                        -----------    -----------
                                                                                         12,016,573     11,315,913
  Cost of shares redeemed:
   Class A...........................................................................    (1,345,653)    (2,500,800)
   Class B...........................................................................    (5,928,756)    (3,834,311)
                                                                                        -----------    -----------
     Increase in net assets derived from capital share transactions..................     4,742,164      4,980,802
                                                                                        -----------    -----------
     Net increase in net assets......................................................     2,148,218      6,279,145
NET ASSETS:
Beginning of year....................................................................    30,985,134     24,705,989
                                                                                        -----------    -----------
End of year..........................................................................   $33,133,352    $30,985,134
                                                                                        ===========    ===========
Accumulated undistributed net investment income (excess distribution)................   $    80,293    $   (36,679)
                                                                                        ===========    ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                          Class B

                                                                                                                      --------------

                                             Class A      Class B      Class A      Class B      Class A     Class B  September 13,*

                                             -------      -------      -------      -------      -------     -------      through
                                                 Year ended                Year ended                Year ended        December 31,
                                              December 31, 1997         December 31, 1996         December 31, 1995        1994
                                            ---------------------     ---------------------     ---------------------  ------------

Net asset value at beginning of period ...    $10.95       $10.98       $10.43       $10.45       $ 9.90       $ 9.90      $10.00
                                              ------       ------       ------       ------       ------       ------      ------
Net investment income ....................      0.80         0.74         0.72         0.64         1.15         1.06        0.12
Net realized and unrealized gain (loss)
  on investments .........................     (0.94)       (0.96)        0.27         0.27         0.59         0.61       (0.08)
Net realized and unrealized gain (loss)
  on foreign currency transactions .......      0.33         0.34         0.41         0.42         0.07         0.07       (0.02)
                                              ------       ------       ------       ------       ------       ------      ------
Total from investment operations .........      0.19         0.12         1.40         1.33         1.81         1.74        0.02
                                              ------       ------       ------       ------       ------       ------      ------
Less dividends and distributions:
From net investment income and
  net realized gain on foreign
  currency transactions ..................     (0.76)       (0.70)       (0.73)       (0.65)       (0.61)       (0.56)      (0.12)
From net realized gain on investments ....     (0.28)       (0.28)       (0.15)       (0.15)       (0.28)       (0.28)         --
In excess of net realized gain on
  investments and foreign currency
  transactions ...........................        --           --           --           --        (0.39)       (0.35)         --
                                              ------       ------       ------       ------       ------       ------      ------
Total dividends and distributions ........     (1.04)       (0.98)       (0.88)       (0.80)       (1.28)       (1.19)      (0.12)
                                              ------       ------       ------       ------       ------       ------      ------
Net asset value at end of period .........    $10.10       $10.12       $10.95       $10.98       $10.43       $10.45      $ 9.90
                                              ======       ======       ======       ======       ======       ======      ======
Total investment return (a) ..............      1.83%        1.15%       13.90%       13.13%       18.68%       17.96%       0.20%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment income .................      5.35%        4.69%         5.4%         4.8%         5.6%         4.9%        4.8%+
   Net expenses ..........................      1.56%        2.22%         1.5%         2.1%         1.5%         2.2%        2.8%+
   Expenses (before waiver) ..............      1.86%        2.52%         1.8%         2.4%         1.8%         2.5%        3.1%+
Portfolio turnover rate ..................       179%         179%          59%          59%         103%         103%          4%
Net assets at end of period (in 000's) ...   $12,263      $20,870      $11,965      $19,020      $11,494      $13,212     $17,155

----------
*    Commencement of Operations.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio consisting of non-U.S. (primarily government) debt securities.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the

Notes to Financial Statements

Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1997:

                                                                     Contract                    Contract              Unrealized
                                                                      Amount                      Amount              Appreciation/
                                                                       Sold                      Purchased            (Depreciation)

                                                                ----------------------      --------------------      -------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring 2/3/98............  A$             120,000      $             81,447         $ 3,194
Canadian Dollar vs. U.S. Dollar, expiring 2/23/98.............  C$           3,745,000      $          2,618,149          (3,243)
Danish Krone vs. Deutsche Mark, expiring 1/22/98..............  DK           4,295,000      DM         1,127,800              74
Danish Krone vs. Deutsche Mark, expiring 1/22/98..............  DK           4,360,000      DM         1,143,846            (493)
Deutsche Mark vs. French Franc, expiring 2/18/98..............  DM           2,842,809      FF         9,520,000           1,452
Deutsche Mark vs. Italian Lira, expiring 1/12/98..............  DM             599,106      IL       590,000,000             508
Deutsche Mark vs. Pound Sterling, expiring 1/15/98............  DM             996,265      (pound)      345,000          12,667
Deutsche Mark vs. Pound Sterling, expiring 1/15/98............  DM             665,000      (pound)      223,906          (2,033)
Deutsche Mark vs. U.S. Dollar, expiring 1/7/98--1/20/98.......  DM           4,877,684      $          2,811,136          96,513
French Franc vs. U.S. Dollar, expiring 3/26/98................  FF           5,945,000      $          1,005,837          12,838
Irish Punt vs. Deutsche Mark, expiring 1/15/98................  IP             492,000      DM         1,265,301           3,265
Irish Punt vs. U.S. Dollar, expiring 1/15/98..................  IP             207,000      $            314,692          19,732
Italian Lira vs. Deutsche Mark, expiring 1/12/98..............  IL       1,181,000,000      DM         1,202,020             536
New Zealand Dollar vs. U.S. Dollar, expiring 1/26/98..........  N$           2,285,000      $          1,319,359          (4,419)
Pound Sterling vs. Deutsche Mark, expiring 1/15/98............  (pound)        917,000      DM         2,581,639         (70,633)
Pound Sterling vs. U.S. Dollar, expiring 1/15/98..............  (pound)        660,000      $          1,096,920          11,768
Pound Sterling vs. U.S. Dollar, expiring 1/15/98..............  (pound)         30,000      $             48,519            (806)
South African Rand vs. U.S. Dollar, expiring 1/29/98..........  ZAR            780,000      $            159,216             231
Swedish Krona vs. Deutsche Mark, expiring 2/10/98.............  SK          12,765,000      DM         2,922,898          18,819
Swiss Franc vs. Deutsche Mark, expiring 1/20/98...............  CF             860,000      DM         1,067,130           3,107

MainStay International Bond Fund

                                                                       Contract                Contract                Unrealized
                                                                        Amount                  Amount                Appreciation/
                                                                      Purchased                  Sold                 (Depreciation)

                                                                ----------------------    --------------------        -------------
Foreign Currency Buy Contracts
------------------------------
Deutsche Mark vs. U.S. Dollar, expiring 1/7/98--1/20/98........ DM           3,105,753      $    1,800,000             $ (71,728)
Pound Sterling vs. U.S. Dollar, expiring 1/15/98..............  (pound)        183,000      $      312,235               (11,352)
Spanish Peseta vs. U.S. Dollar, expiring 1/12/98..............  SP          36,800,000      $      246,484                (4,965)
                                                                                                                       ---------
Net unrealized appreciation on forward foreign currency contracts                                                      $  15,032
                                                                                                                       =========

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $54,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. A permanent book-tax difference of $736,097 has been reclassified from accumulated undistributed net realized gain on foreign currency transactions to accumulated undistributed net investment income due to the tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Notes to Financial Statements continued

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. The Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Foreign currency held at December 31, 1997:

                Currency                                   Cost              Value
----------------------------------------------           --------          --------
Argentine Peso            AP             8,312           $  8,317          $  8,313
Canadian Dollar           C$           271,257            190,576           189,490
Danish Krone              DK           233,941             34,688            34,165
Deutsche Mark             DM            26,329             14,762            14,643
French Franc              FF           281,983             46,872            46,872
Italian Lira              IL           153,229                 88                87
New Zealand Dollar        N$           229,556            132,936           133,303
Pound Sterling            (pound)      210,412            350,120           346,203
Spanish Peseta            SP         1,968,446             13,106            12,915
Swedish Krona             SK           400,347             51,474            50,456
                                                         --------          --------
                                                         $842,939          $836,447
                                                         ========          ========

MainStay International Bond Fund

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.70%. The Manager has agreed to waive a portion of its fee, 0.30% of the average daily net assets of the Fund, until such time as the Fund reaches $50 million in net assets.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.45% of the average daily net assets of the Fund. The Sub-Adviser has voluntarily agreed to waive a portion of its fee until such time as the Fund reaches $50 million in net assets.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors were paid a monthly fee at an annual rate of 0.45% and 0.25%, respectively, of the average daily net assets of the Fund. Since the net assets did not reach $50 million, MacKay-Shields and NYLIFE Distributors waived monthly fees of 0.20% and 0.10% of the average daily net assets, respectively. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997 and the fee waivers are also the same as prior to that date. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors earned fees of $118,252 and $65,695, respectively, and waived $52,556 and $26,278 of their fees, respectively. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $42,312 and waived $18,134 of its fees.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the

Notes to Financial Statements continued

Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.75% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $5,235 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $31,152 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $53,174 and $2,858, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1997, NYLIFE Distributors beneficially held Class A shares of the Fund with a net asset value of $7,786,287, which represents 63.5% of the net assets of Class A shares at year end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,060 for the year ended December 31, 1997.

MainStay International Bond Fund

Fees for recordkeeping services provided to the Fund by MainStay Management, or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $2,608 and $11,358 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

Note 4--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $56,953 and $49,261, respectively.

Note 5--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

Note 6--Capital Share Transactions (in 000's):

                                                                             Year ended December 31
                                                                           1997                1996
                                                                     -----------------   -----------------
                                                                     Class A   Class B   Class A   Class B
                                                                     -------   -------   -------   -------
Shares sold ......................................................      196       726       196       725
Shares issued in reinvestment of dividends and distributions .....       50       158        23       101
                                                                       ----      ----      ----      ----
                                                                        246       884       219       826
Shares redeemed ..................................................     (125)     (555)     (228)     (357)
                                                                       ----      ----      ----      ----
Net increase (decrease) ..........................................      121       329        (9)      469
                                                                       ====      ====      ====      ====

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Bond Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 24, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   [GRAPHIC]            of companies in expanding markets        and are willing to accept a higher
                                                 with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           [GRAPHIC]            the makeup and returns of the            participate in the growth potential
                                                 S&P 500*                                 of stocks with the protection of a
                                                                                          principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Offers broad diversification into        You prefer the higher return potential
International Equity Fund   [GRAPHIC]            international stock markets with         of international equities or want to
                                                 an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       [GRAPHIC]            a special blend of capital               may offer growth potential if converted
                                                 appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        [GRAPHIC]            return from common stocks,               have undervalued and you want to
                                                 convertible securities, and high-yield   manage risk through multimarket
                                                 corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Balances current income with growth      You seek a combination of income and
Total Return Fund           [GRAPHIC]            opportunities by investing in stocks,    growth potential and want to manage
                                                 bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  [GRAPHIC]            attractive dividends and a stimulus      securities which may have more poten-
                                                 for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks a high level of current income     You are seeking to combine high
Government Fund              [GRAPHIC]           consistent with safety of principal      current income and safety of principal
                                                 primarily from U.S. government
                                                 securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
High Yield                   the Fund]           An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          [GRAPHIC]           fund that is actively managed for        and can accept the higher risk of
                                                 maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks competitive total return from      You prefer the higher return potential
INTERNATIONAL BOND FUND      [GRAPHIC]           non-U.S. bonds with an emphasis on       of international bonds or want to add
                                                 risk control                             diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            [GRAPHIC]           preservation of capital, and             competitive yields on cash you're plan-
                                                 liquidity, with free checkwriting**      ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        [GRAPHIC]           tive overall return by investing in      higher income and overall return by
                                                 a diversified portfolio of domestic      investing in multiple bond market
                                                 and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks high current income exempt         You are a California resident and want to
California Tax Free Fund     [GRAPHIC]           from both federal and California         keep more of what you earn by invest-
                                                 income taxes consistent with             ing for income that's double tax free+++
                                                 preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks high current income exempt         You are a New York State or City resident
New York Tax Free Fund       [GRAPHIC]           from federal, New York State, and        and want to keep more of what you earn
                                                 New York City income taxes consis-       with income that's double or triple tax
                                                 tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks high current income                You are in a high federal income tax
Tax Free Bond Fund           [GRAPHIC]           exempt from regular federal income tax   bracket or want to pay less of your
                                                 with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============--------------------------
                                  International Bond Fund
                               -------------------------------



                                                                   Annual Report

                                                               December 31, 1997






                                                             [LOGO] MAINSTAY(R)
                                                                    FUNDS



                    OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                    Dechert Price & Rhoads
                        Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly     [LOGO]
owned subsidiary of New York Life Insurance Company.              NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay International Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.


[GRAPHIC]                                                           MSAN10-02/98

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay International Equity Fund
Highlights                                                                     5

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index--Class A & Class B Shares                                           6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by Country--Top 5                                              9

Portfolio Composition                                                         11

Returns & Lipper Rankings                                                     13

Top 10 Equity Holdings                                                        14

10 Largest Purchases                                                          14

10 Largest Sales                                                              14

Portfolio of Investments                                                      15

Financial Statements                                                          22

Notes to Financial Statements                                                 26

Report of Independent Accountants                                             33

The MainStay Funds                                                            34

--------------------------------------------------------------------------------
[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more

---------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997 and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.


Sincerely,

/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998


----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay International Equity Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay International Equity Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to industry concentration and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay International Equity Fund is presented below.


PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                    For    Authority Withheld   Result
                             ----------------                                    ---    ------------------   ------
Edward J. Hogan...........................................................    3,823,122       214,473        Passed
Nancy Maginnes Kissinger..................................................    3,823,122       214,473        Passed
Donald E. Nickelson.......................................................    3,823,122       214,473        Passed
Richard S. Trutanic.......................................................    3,823,122       214,473        Passed
Harry G. Hohn.............................................................    3,823,122       214,473        Passed
Terry L. Lierman..........................................................    3,823,122       214,473        Passed
Donald K. Ross............................................................    3,823,122       214,473        Passed
Walter W. Ubl.............................................................    3,823,122       214,473        Passed
Alice T. Kane.............................................................    3,823,122       214,473        Passed
John B. McGuckian.........................................................    3,823,122       214,473        Passed
Stephen C. Roussin........................................................    3,823,122       214,473        Passed

PROPOSAL 2--Approval of Management Agreement
For - 3,713,798.38   Against - 68,752.26   Abstain - 255,041.70   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay
Shields Financial Corporation
For - 3,707,953.47   Against - 80,978.07   Abstain - 248,663.17   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 2,314,835.84   Against - 84,561.03   Abstain - 201,973.07   Broker Non-Vote - 347,042.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 3,274,393.20   Against - 84,527.96   Abstain - 305,859.55   Broker Non-Vote - 372,814.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                   For           Against      Result
                          ----------------------                                   ---           -------      ------
A2--Oil, Gas, or Mineral Lease Interests...................................    3,271,166.67     87,754.49     Passed
A3--Real Estate Limited Partnership Interests..............................    3,272,489.47     86,431.70     Passed
C3--Industry Concentration.................................................    3,274,393.20     84,527.96     Passed
C4--Issuing Senior Securities..............................................    3,273,034.91     85,886.25     Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent
Certified Public Accountants of the Trust
For - 3,761,572.85   Against - 43,397.89   Abstain - 232,622.79   Result - Passed

MainStay International Equity Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ] In the first quarter, the Federal Reserve Board's move to raise interest rates in the United States impacted international markets until investors refocused on local growth prospects, causing foreign markets to rebound in the second quarter of 1997.

[ ] Continued movement toward European Monetary Union, including fiscal reforms and corporate restructurings, improved the general financial backdrop for European markets.

[ ] In the second half of the year, the Southeast Asian financial markets suffered severe setbacks that affected currencies, real estate, and equities and led to problems in the banking and securities industries.

[ ] Analysts around the world reacted with lower earnings estimates and a more pessimistic investment outlook for Asian as well as other world markets.

[ ] In the fourth quarter, these factors caused the Morgan Stanley Capital International EAFE Index* to decline 7.83%, leaving the Index up 1.78% for the year.

================================================================================


--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] One-year total returns of 4.52% and 3.78% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/97.

[ ] Starting in the first half of 1997, the Fund was overweighted in European investments and decreased its Southeast Asian holdings, which helped when Asian markets began to experience financial difficulties.

[ ] Although the Fund's portfolio managers had been bullish on Hong Kong in the first half of the year, continuing negative signals led them to eliminate all exposure to Southeast Asian markets and substantially reduce the Fund's Japanese exposure in the fourth quarter.

[ ] Throughout the year, and particularly in the fourth quarter, the Fund increased its exposure in Switzerland, Belgium, the United Kingdom, and Portugal, which proved beneficial for the Fund's performance.

[ ] Sensing the dollar's strength, the Fund's portfolio managers used substantial currency hedges throughout most of the year to protect investors from losing money when local returns were translated into U.S. dollars.

================================================================================

----------
* See footnote on page 6 for more information on the Morgan Stanley Capital International EAFE Index.

[GRAPHIC]


$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index

CLASS A SHARES   SEC Returns: 1-Year -1.23%, since inception 3.35%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                        MainStay              Morgan Stanley
Year                                  International       Capital International
End                                    Equity Fund             EAFE Index*
--------------------------------------------------------------------------------
9/13/94                                 $ 9,450                  $10,000
  12/94                                 $ 9,233                  $ 9,586
  12/95                                 $ 9,718                  $10,661
  12/96                                 $10,669                  $11,306
  12/97                                 $11,151                  $11,507

[GRAPHIC] MainStay International Equity Fund

[GRAPHIC] Morgan Stanley Capital International EAFE Index*


CLASS B SHARES   SEC Returns: 1-Year -1.22%, since inception 3.85%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                        MainStay              Morgan Stanley
Year                                  International       Capital International
End                                    Equity Fund             EAFE Index*
--------------------------------------------------------------------------------
9/13/94                                 $10,000                  $10,000
  12/94                                 $ 9,770                  $ 9,586
  12/95                                 $10,187                  $10,661
  12/96                                 $11,109                  $11,306
  12/97                                 $11,298                  $11,507

[GRAPHIC] MainStay International Equity Fund

[GRAPHIC] Morgan Stanley Capital International EAFE Index*

----------
     The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 2.0%, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Morgan Stanley Capital International Europe, Australia, Far East Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,000 equity securities of companies located outside the U.S.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of International Equity Fund Team

INTERNATIONAL EQUITY FUND TEAM

Shigemi Takagi, Maureen McFarland


The international equity markets were influenced by a number of important factors throughout 1997. In the first quarter, a Federal Reserve Board move to raise interest rates had a negative impact on investor psychology around the globe. As investors focused on positive local market fundamentals, European Monetary Union, and other positive factors, however, the mood became more positive in the second quarter of the year.

By the end of the first half of the year, weaknesses in certain Southeast Asian markets had begun to emerge, and by October, several Asian economies were experiencing severe difficulties. Currencies, real estate, and stocks were affected--and as the value of loan collateral dropped, banks and other financial institutions came under pressure. Many analysts reduced their corporate earnings estimates and several Asian markets experienced extreme volatility and major setbacks. Problems spilled over into Australia, where declining demand for basic commodities led to negative market returns in the fourth quarter.

Europe, on the other hand, had a strong year. Continuing work toward European Monetary Union kept interest rates and inflation at relatively low levels and strengthened many European economies. With borders becoming less of a business barrier, major companies began to look for international partners, increasing merger and acquisition activity. Portugal entered the MSCI EAFE Index,* attracting international investors, while declining bond yields and increased availability of mutual funds increased the country's domestic equity participation. Overall, Portuguese stocks returned 73.8% for the year, outperforming all other major world markets in local currency terms. Throughout the year, a strong U.S. dollar posed additional risks for international investors without sufficient currency hedging.

How did the MainStay International Equity Fund do in this environment?

For the year ended 12/31/97, the MainStay International Equity Fund provided total returns of 4.52% and 3.78% for Class A and Class B shares, respectively, excluding all sales charges. The Fund's results lagged the average Lipper+ international fund, which returned 5.44% for the same period. In 1997, the Morgan Stanley Capital Inter-


[GRAPHIC]

Fundamentals
------------

Key economic factors such as interest rates, gross national product, inflation, unemployment, and currency stability, which may affect the direction of a country's economy--or issuer-specific factors such as assets, earnings, sales, products, and management, which may affect the performance of a company's securities.

European Monetary Union
-----------------------

A proposed system that would allow participating European countries to operate with a common currency or monetary unit.

Volatility
----------

Fluctuations in the price of securities or markets, up or down, over a short period of time.

----------
* See footnote on page 6 for more information on the Morgan Stanley Capital International EAFE Index.
+ See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

Commodities
-----------

Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Hedging/currency management
---------------------------

The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.


YEAR-BY-YEAR PERFORMANCE

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS A SHARES

                                    Total
Year                               Return
End                                   %
------------------------------------------
12/94                              (2.30)
12/95                               5.25
12/96                               9.78
12/97                               4.52

Returns reflect the historical performance of the Class B shares for the period ended 12/31/94. See footnote * on page 13 for more information on performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS B SHARES

                                    Total
Year                               Return
End                                   %
------------------------------------------
12/94                              (2.30)
12/95                               4.27
12/96                               9.05
12/97                               3.78

See footnote * on page 13 for more information on performance.


national EAFE Index (EAFE Index) returned 1.78%.

What strategies do you feel worked well for the Fund during the year?

Certainly, our decision to reduce the Fund's exposure in Southeast Asian markets and Japan was positive for the Fund, as was our decision to invest most of the proceeds from those sales in Europe. There, we invested primarily in Switzerland, Belgium, the United Kingdom, and Portugal, all of which were positive performers and contributed significantly to the Fund's positive returns.

Can you tell us about the Fund's investments prior to the fallout in Southeast Asia?

Early in the year, we believed Europe would offer strong investment opportuni-

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                             Percent
                                             -------
United Kingdom                                18.0%
Japan                                         14.3%
Germany                                       10.3%
France                                         8.1%
Switzerland                                    7.5%
All Other                                     41.8%

Actual percentages will vary over time.


ties. The Fund was overweighted in France, which suffered a bit after its elections--and underweighted in Japan, which had shown continuing weakness over time. Throughout the first half of the year, we continued to reduce the Fund's Japanese exposure as well as European holdings to increase diversification across other European markets. We also detected problems in Malaysia, where slowing technology, rising interest rates, and property speculation had severely weakened the market's fundamentals. We sold the Fund's holdings in Malaysia in the second quarter, which was clearly a smart move, given subsequent developments in Southeast Asia.

Which European markets provided the best performance in 1997?

Portugal was by far the Fund's strongest performing market, both in local currency and U.S. dollar terms. Portugal benefited from strong fiscal consolidation and its government's efforts to bring its deficit and inflation under control. The country reduced unemployment, increased its savings rates, and raised wages, as part of its effort to meet European Monetary Union criteria. Since the country was added to the MSCI EAFE Index this year, many international investors were pouring money into stocks of Portuguese companies. But the country also benefited from domestic investors, who saw declining bond yields and the increased availability of mutual fund shares as a reason to invest in equities. Recognizing these trends, over the course of the year, we increased the Fund's Portuguese position from zero to over 1.3% of the portfolio.

What about Switzerland?

The Fund was invested in Switzerland as part of its European diversification strategy. The Swiss market benefited from world-class companies, low interest rates, good monetary conditions, and a number of profitable mergers and acquisitions. The market was up 56.7% in local terms for the year, and we had good success with names like Novartis, a pharmaceutical giant that resulted from a merger between Sandoz and Ciba Geigy--and from a pending financial merger between Schweizerische Bankverein and UBS-Union Bank of Switzerland, both of which had been significant holdings for the Fund.


[GRAPHIC]

Weighting
---------

The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is greater than the country's total equities relative to the international equity markets as a whole.

[GRAPHIC]

Restructuring
-------------

Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

Privatization
-------------

The process of converting state-run or publicly operated companies into privately owned and operated entities. In theory, enterprises may run more efficiently and offer better service to customers when owned by shareholders rather than the government.


What attracted you to Belgium?

Again, our primary decision was to diversify the Fund's European holdings. We invested in Belgium in the first half of the year, then pared back the Fund's holdings when interest rates started to rise. Later, as problems started to develop in Asia, however, it became clear that rates wouldn't continue to climb, so Belgian stocks again looked attractive and we increased the Fund's holdings there. The Belgian market is benefiting from restructuring, low interest rates, improving retail performance, and positive economic indicators. The Fund was invested in Belgium in the fourth quarter, increasing its position to about 3% of the portfolio.

Can you mention some companies that did well in Belgium?

Belgium has a number of utilities and financial firms. In the utilities, we liked Electrabel. In the financial services area, we invested in Generale de Banque and Fortis. While some of the Fund's investments were made later in the year, the market as a whole was up 32.4% in local currency terms in 1997, and we think it will do well for the Fund in 1998.

You also mentioned the U.K. What happened there?

The U.K. keeps booming and we increased the Fund's exposure as we saw increasing investor interest in the British market. Although earlier in the year we thought interest rates might continue to rise, during the Asian difficulties we felt the time was right to add to the Fund's British positions. During the year, unemployment was at its lowest level since 1980, and investors poured money into British mutual funds, which helped keep the stock market strong. The demutualization of building societies (which are somewhat similar to the mutual Savings & Loans in the U.S.A. in earlier years) also increased investor wealth and helped the market.

One of the Fund's strong performers in the U.K. was Vodafone Group, whose mobile telephone operations seemed to be taking off, with higher subscriber rates than analysts predicted. The company has about a 33% market share and has done quite well for the Fund.

Were there European countries that didn't do as well?

The Fund was overweighted in Austria, which wasn't as strong a performer as most other European countries, but still provided an 18.5% return in local terms. Fortunately, the Fund was invested in some of the market's better performers, such as Verbund--which is the shortened name for Verbundgesellschaft-Oesterreichische Elektrizitatswirtschafts Class A. While that may be hard to say, the company is easy to like. It's an electrical and gas utility that's benefiting from privatization and European Monetary Union, and was up about 50% in the fourth quarter alone.

Obviously, the big story for the year was the Asian crisis. How did you handle it?

We think we did relatively well, given the depth of the market difficulties. As mentioned, we sold the Fund's Malaysian holdings early, which was a big plus for the Fund's investment portfolio. We also eliminated the Fund's exposure to Singapore before the October declines. Although some of the sales weren't profitable, they were clearly wise. Fortunately, the Fund didn't have any holdings in Thailand, Korea, Indonesia, or other emerging markets in Southeast Asia--which was a decided plus for the Fund's investors.

Why wasn't the Fund invested in those markets?

We are basically risk-averse managers. While emerging markets may look terrific when they're rising, the pain they may cause when they fall may not be worth the risk. So while other funds may have had substantial exposure to these markets, the MainStay International Equity Fund was invested in the more solid and established markets, which we felt would offer investors greater strength and stability. As the situation developed, however, even these markets had severe setbacks.

What happened in the more developed Asian markets?

By far, the largest Asian market is Japan. We trimmed the Fund's position substantially in the second half of the year, based on the impact of a rising sales tax and other signs of weakness. We invested most of the proceeds in Europe, which was positive for the Fund's performance.

Among individual Japanese companies, there were strong performers and weak ones. Fortunately, we sought diversified exposure across well-established companies and tried to avoid taking on high-risk investments. As a result, certain of the Fund's multinational Japanese holdings, such as Toyota Motor and Honda Motor, did well. Japan's domestic construction, retail, and banking firms, on the other hand, did poorly. Fortunately, the Fund had no exposure to any of the Japanese banks or financial firms that failed during the year, largely due to our careful research and the Fund's focus on solid companies with strong fundamentals.

In Hong Kong, the celebration of the return to a unified country helped make the market a strong performer for the Fund in the first half of the year. However, as the year progressed, the problems of the Southeast Asian markets broadened in depth and scope. We reduced the Fund's position from neutral to underweighted in October, and after we did, the market fell 22%. Fortunately, we didn't

PORTFOLIO COMPOSITION AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks                                                     83.4%
Preferred Stock                                                    0.1%
Cash & Equivalents                                                16.5%

Actual percentages will vary over time.


[GRAPHIC]

Emerging markets
-----------------
Countries with smaller or more recently established capital markets.

[GRAPHIC]

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Past performance is no guarantee of future results.


sell immediately, but when the market came back 14%, we sold the Fund's remaining exposure to Hong Kong, which had a negative overall impact on performance. The decision to reinvest the proceeds in European stocks, however, was strongly positive.

Was Australia affected by the fallout in Asia?

Absolutely. We had added to the Fund's Australian holdings in the first half of the year expecting good performance due to robust growth and lower interest rates. But when problems started to emerge in Southeast Asian markets, the demand for commodities, which are a large part of the Australian economy, started to decline. We reduced the Fund's Australian position from overweighted, to neutral, to underweighted over the course of the second half of 1997. Some of the Fund's Australian holdings, such as the National Australia Bank and News Corp. have done well. But some of the Fund's resource holdings, such as Broken Hill Proprietary, have done poorly. So, instead of a star performer, the Australian market was up a modest 9.2% for the year in local currency terms.

How did you position the Fund to protect against currency risk?

Basically, we were bullish on the dollar, which proved correct throughout the year. We did manage to gain a little bit through yen exposure in the first half of 1997. But the strength of the U.S. dollar brought substantial risk to U.S. investors in foreign securities. Recognizing this, most of the Fund's positions were strongly hedged, which helped to protect investors from currency risk. Of course, currency risk cannot be entirely eliminated. The Fund had some currency exposure, which had a negative impact on performance, as virtually all foreign currencies declined relative to the U.S. dollar in 1997.

Did the Fund have any exposure to Latin America?

No, it didn't. While Mexico and certain South American markets had excellent returns, we preferred the strength and stability of Europe. As part of our approach to invest in a diversified portfolio of developed countries with high-quality stocks and shun excessive risk, we avoided emerging markets in Central and South America entirely.

What do you see going forward?

The Asian situation is not going to go away quickly. But we will continue to monitor the situation, because we believe that eventually there may be buying opportunities in the stronger markets there. We still feel that Europe will offer strong returns as long as interest rates and inflation remain low and companies seek partners that can assist them with the challenges of European Monetary Union. Overall, we think foreign equities will continue to offer opportunities for investors and the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk, with current income as a secondary objective.

Shigemi Takagi
Portfolio Manager

Returns & Lipper Rankings as of 12/31/97

-------------------------------------------------------------------------------------
Fund average annual total returns*
=====================================================================================
                        1 year                          Life of Fund through 12/31/97
Class A                 4.52%                                       5.14%
Class B                 3.78%                                       4.40%
=====================================================================================

-------------------------------------------------------------------------------------
Fund SEC returns*
=====================================================================================
                        1 year                          Life of Fund through 12/31/97
Class A                 -1.23%                                      3.35%
Class B                 -1.22%                                      3.85%
=====================================================================================

-------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
=====================================================================================
                        1 year                          Life of Fund through 12/31/97
Class A                 229 out of                                   n/a
                        421 funds
Class B                 243 out of                               141 out of
                        421 funds                                223 funds
Average Lipper
international fund      5.44%                                       5.92%
=====================================================================================

-------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
=====================================================================================
                     NAV 12/31/97              Income                Capital Gains
Class A                 $10.33                 $0.6154                   $0.0000
Class B                 $10.22                 $0.5448                   $0.0000
=====================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 9/13/94.


[GRAPHIC]

Top 10 Equity Holdings as of 12/31/97
---------------------------------------------------------------------------------------
HOLDING                                 COUNTRY                                  AMOUNT
=======================================================================================
Novartis S.A. Registered                Switzerland                          $1,624,901
Toyota Motor Corp.                      Japan                                 1,466,981
Royal Dutch Petroleum Co.               Netherlands                           1,163,936
Glaxo Wellcome PLC                      United Kingdom                        1,139,461
British Petroleum Co. PLC               United Kingdom                        1,103,728
Nestle S.A. Registered                  Switzerland                           1,050,563
Allianz AG Registered                   Germany                               1,010,765
Siemens AG                              Germany                                 998,043
Roche Holdings AG Genusscheine          Switzerland                             994,480
Ente Nazionale Idrocarburi S.p.A.       Italy                                   896,963
=======================================================================================

10 Largest Purchases for the year ended 12/31/97
---------------------------------------------------------------------------------------
SECURITY                                COUNTRY                      AMOUNT OF PURCHASE
=======================================================================================
Novartis S.A. Registered                Switzerland                          $1,293,978
Tenaga Nasional Berhad                  Malaysia                                997,912
Nestle S.A. Registered                  Switzerland                             841,897
Roche Holdings AG Genusscheine          Switzerland                             830,576
Fortis AG                               Belgium                                 779,450
Telecom Corp. of New Zealand Ltd.       New Zealand                             726,436
PetroFina, S.A.                         Belgium                                 673,941
Hutchison Whampoa, Ltd.                 Hong Kong                               612,951
Electrabel, S.A.                        Belgium                                 596,207
Sun Hung Kai Properties, Ltd.           Hong Kong                               574,073
=======================================================================================

10 Largest Sales for the year ended 12/31/97
---------------------------------------------------------------------------------------
SECURITY                                COUNTRY                          AMOUNT OF SALE
=======================================================================================
Hutchison Whampoa, Ltd.                 Hong Kong                              $966,715
National Australia Bank, Ltd.           Australia                               962,008
Tenaga Nasional Berhad                  Malaysia                                961,677
Cheung Kong (Holdings), Ltd.            Hong Kong                               940,180
Singapore Telecommunications, Ltd.      Singapore                               872,356
Sun Hung Kai Properties, Ltd.           Hong Kong                               857,616
Ente Nazionale Idrocarburi S.p.A.       Italy                                   786,589
Hong Kong Telecommunications, Ltd.      Hong Kong                               741,798
Hang Seng Bank, Ltd.                    Hong Kong                               614,807
Telefonica de Espana, S.A.              Spain                                   613,882
=======================================================================================

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1997

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (83.4%)+

AUSTRALIA (1.6%)
Amcor, Ltd.
   (forest products & paper)..................              6,100             $    26,828
Boral, Ltd.
   (building materials & components)..........              9,500                  24,017
Brambles Industries, Ltd.
   (business & public services)...............              1,500                  29,760
Broken Hill Proprietary Co., Ltd.
   (energy sources)...........................              9,710                  90,156
Coles Myer, Ltd. (merchandising)..............              7,268                  34,901
CSR, Ltd. (multi-industry)....................              8,800                  29,816
Foster's Brewing Group, Ltd.
   (beverages & tobacco)......................             15,280                  29,071
National Australia Bank, Ltd.
   (banking)..................................              6,973                  97,364
News Corp., Ltd.
   (broadcasting & publishing)................              8,212                  45,320
Pacific Dunlop, Ltd.
   (multi-industry)...........................              8,900                  18,847
Santos, Ltd. (energy sources).................              4,800                  19,766
Telstra Corp., Ltd.
   (telecommunications) (a)...................            374,600                 790,808
Westpac Banking Corp., Ltd.
   (banking)..................................              7,600                  48,608
WMC, Ltd. (metals-nonferrous).................              8,600                  29,979
                                                                              -----------
                                                                                1,315,241
                                                                              -----------

AUSTRIA (1.9%)
Austrian Airlines Oesterreichische
   Luftverkehrs AG
   (transportation-airlines) (a)..............              2,350                  49,969
Bank Austria AG (banking).....................              4,000                 202,358
Creditanstalt-Bankverein Stamm AG
   (banking)..................................              2,300                 147,263
EA-Generali AG (insurance)....................                550                 144,294
Flughafen Wien AG
   (transportation-airlines)..................              1,500                  59,521
Oesterreichische Brau-Beteiligungs AG
   (beverages & tobacco)......................                950                  47,384
OMV AG (energy sources).......................              2,000                 276,661
Verbundgesellschaft-Oesterreichische
   Elektrizitatswirtschafts AG Class A
   (utilities-electrical & gas)...............              2,350                 248,916
Voest-Alpine Technologie AG
   (machinery & engineering)..................              1,050                 159,191
Wienerberger Baustoffindustrie AG
   (building materials & components)..........                870                 166,767
                                                                              -----------
                                                                                1,502,324
                                                                              -----------

BELGIUM (2.9%)
Electrabel, S.A.
   (utilities-electrical & gas)...............              1,770                 409,424
Fortis AG (insurance).........................              2,610                 544,551
Generale de Banque, S.A.
   (banking)..................................                700                 304,661
Kredietbank N.V. (banking)....................                690                 289,600
PetroFina, S.A. (energy sources)..............              1,140                 420,776
Reunies Electrobel & Tractebel, S.A.
   (multi-industry)...........................                790                  68,873
Solvay, S.A. Class A (chemicals)..............              5,030                 316,332
                                                                              -----------
                                                                                2,354,217
                                                                              -----------

FRANCE (8.1%)
Alcatel Alsthom, S.A.
   (electrical & electronics).................              2,567                 326,429
AXA-UAP, S.A. (insurance).....................              5,228                 404,709
Carrefour, S.A. (merchandising)...............                755                 394,074
Compagnie de Saint Gobain, S.A.
   (miscellaneous-materials &
   commodities)...............................              2,103                 298,887
Compagnie de Suez, S.A. (banking).............                  7                      19
Compagnie Financiere de Paribas,
   S.A. Class A (banking).....................              2,386                 207,431
Compagnie Generale des Eaux, S.A.
   (business & public services)...............              3,597                 502,252
Elf Aquitaine, S.A. (energy sources)..........              4,873                 567,017
Eridania Beghin-Say, S.A.
   (food & household products)................              1,030                 161,112
Groupe Danone, S.A.
   (food & household products)................              1,833                 327,546
Havas, S.A.
   (business & public services)...............              2,799                 201,462
Lafarge, S.A.
   (building materials & components)..........              1,550                 101,747
L'Air Liquide, S.A. (chemicals)...............              3,321                 520,021
L'Oreal, S.A.
   (health & personal care)...................              1,127                 441,181
LVMH (Moet Hennessy Louis Vuitton),
   S.A. (beverages & tobacco).................              1,820                 302,231
Michelin (CGDE), S.A. Class B
   (tire & rubber)............................              2,769                 139,466
Pernod-Ricard, S.A.
   (beverages & tobacco)......................                980                  57,667
Pinault-Printemps-Redoute, S.A.
   (building materials & components)..........                370                 197,489
PSA Peugeot, S.A. (automobiles)...............                520                  65,606
Rhone-Poulenc, S.A. Class A
   (chemicals)................................              3,813                 170,879
Schneider, S.A.
   (machinery & engineering)..................              2,987                 162,263
Societe Generale, S.A. Class A
   (banking)..................................              1,940                 264,434

----------
+  Percentages indicated are based on Fund net assets.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)

FRANCE (Continued)
Suez Lyonnaise des Eaux, S.A.
   (multi-industry)...........................              1,683             $   186,320
Thomson CSF, S.A.
   (aerospace & military technology)..........              4,791                 151,076
Total, S.A. Class B (energy sources)..........              3,424                 372,801
                                                                              -----------
                                                                                6,524,119
                                                                              -----------
GERMANY (10.3%)
Allianz AG Registered (insurance) ............              3,900               1,010,765
BASF AG (chemicals) ..........................             16,100                 570,829
Bayer AG (chemicals) .........................             17,350                 648,438
Daimler-Benz AG (automobiles) ................              7,600                 533,424
Deutsche Bank AG (banking) ...................              8,200                 579,185
Deutsche Telekom AG
   (telecommunications) ......................             38,850                 731,391
Dresdner Bank AG (banking) ...................             15,000                 692,419
Karstadt AG (merchandising) ..................                200                  68,308
Linde AG (machinery & engineering) ...........                550                 335,865
Mannesmann AG (machinery &
   engineering) ..............................                550                 278,052
Muenchener Rueckversicherungs-
   Gesellschaft AG Registered
   (insurance) ...............................                340                 128,206
Preussag AG (multi-industry) .................                 50                  15,267
RWE AG (utilities-electrical & gas) ..........              6,400                 343,484
Siemens AG (electrical &
   electronics) ..............................             16,850                 998,043
Thyssen AG (metals-steel) ....................                150                  32,118
VEBA AG (utilities-electrical & gas) .........              9,900                 674,483
Viag AG (multi-industry) .....................                750                 404,189
Volkswagen AG (automobiles) ..................                400                 225,134
                                                                              -----------
                                                                                8,269,600
                                                                              -----------
ITALY (6.0%)
Assicurazioni Generali S.p.A.
   (insurance)................................             13,515                 332,370
Banca Commerciale Italiana S.p.A.
   (banking)..................................             75,000                 261,068
Benetton Group S.p.A.
   (textile & apparel)........................              9,880                 161,891
Credito Italiano S.p.A. (banking).............             66,000                 203,777
Edison S.p.A. (energy sources)................             16,000                  96,899
Ente Nazionale Idrocarburi S.p.A.
   (energy sources)...........................            158,000                 896,963
Fiat S.p.A. (automobiles).....................             49,800                 145,021
Fiat S.p.A. di Risp (automobiles).............             28,600                  47,349
Istituto Bancario San Paolo di
   Torino S.p.A. (banking)....................              9,500                  90,871
Istituto Nazionale delle Assicurazioni
   S.p.A. (insurance).........................            105,000                 213,057
Italgas S.p.A.
   (utilities-electrical & gas)...............             19,000                  78,504
Mediobanca S.p.A.
   (financial services).......................             19,500                 153,304
Montedison S.p.A.
   (multi-industry)...........................            153,080                 137,676
Olivetti Group S.p.A. (data
   processing & reproduction) (a).............             44,800                  27,107
Parmalat Finanziaria S.p.A.
   (food & household products)................             94,000                 134,606
Pirelli S.p.A.
   (industrial components)....................             68,000                 182,048
Riunione Adriatica di Sicurta S.p.A.
   (insurance)................................             14,325                 140,673
Sirti S.p.A. (telecommunications).............             11,500                  69,646
Telecom Italia S.p.A.
   (telecommunications).......................             91,666                 586,277
Telecom Italia S.p.A. di Risp
   (telecommunications).......................             25,000                 110,370
Telecom Italia Mobile S.p.A.
   (telecommunications).......................            138,000                 637,752
Telecom Italia Mobile S.p.A. di Risp
   (telecommunications).......................             41,000                 116,726
                                                                              -----------
                                                                                4,823,955
                                                                              -----------
JAPAN (14.3%)
Ajinomoto Co., Inc.
   (food & household products) (d)............             10,000                  97,676
Asahi Glass Co., Ltd. (miscellaneous-
   materials & components) (d)................             27,000                 128,747
Bank of Tokyo-Mitsubishi, Ltd.
   (banking) (d)..............................              1,000                  13,844
Bridgestone Corp.
   (industrial components) (d)................              1,000                  21,766
Canon, Inc. (recreation & other
   consumer goods) (d)........................             23,000                 537,755
Dai Nippon Printing Co., Ltd.
   (business & public services) (d)...........              1,000                  18,843
Daiei, Inc. (merchandising) (d)...............             14,000                  58,144
Daiwa House Industry Co., Ltd.
   (construction & housing) (d)...............             10,000                  53,068
Denso Corp.
   (industrial components) (d)................              3,000                  54,222
Fanuc, Ltd. (electronic components &
   instruments) (d)...........................              4,000                 151,974
Fuji Bank, Ltd. (banking) (d).................             20,000                  81,217
Fuji Photo Film, Ltd. (recreation &
   other consumer goods) (d)..................              4,000                 153,820
Fujitsu, Ltd. (data processing &
   reproduction) (d)..........................             27,000                 290,720

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)

JAPAN (Continued)
Furukawa Electric Co., Ltd.
   (industrial components) (d)................             33,000             $   141,876
Hankyu Corp.
   (transportation-road & rail) (d)...........             16,000                  75,187
Hitachi Corp., Ltd.
   (electrical & electronics) (d).............             83,000                 593,668
Honda Motor Co., Ltd.
   (automobiles) (d)..........................              9,000                 331,559
Industrial Bank of Japan, Ltd.
   (banking) (d)..............................             31,000                 221,732
Itochu Corp. (wholesale &
   international trade) (d)...................             62,000                  97,753
Japan Airlines Co.
   (transportation-airlines) (a)(d)...........             24,000                  65,527
Japan Energy Corp.
   (energy sources) (d).......................             52,000                  49,192
Kajima Corp.
   (construction & housing) (d)...............              9,000                  22,773
Kansai Electric Power Co., Inc.
   (utilities-electrical & gas) (d)...........              7,000                 118,980
Kao Corp.
   (food & household products) (d)............             32,000                 462,691
Kawasaki Steel Corp.
   (metals-steel) (d).........................              6,000                   8,214
Kinki Nippon Railway Co., Ltd.
   (transportation-road & rail) (d)...........             23,000                 123,294
Kirin Brewery Co., Ltd.
   (beverages & tobacco) (d)..................             30,000                 219,193
Komatsu, Ltd.
   (machinery & engineering) (d)..............             27,000                 136,015
Kubota Corp.
   (machinery & engineering) (d)..............              1,000                   2,646
Marubeni Corp. (wholesale &
   international trade) (d)...................             58,000                 102,152
Marui Co., Ltd. (merchandising) (d)...........             10,000                 156,127
Matsushita Electric Industrial Co., Ltd.
   (appliances & household
   durables) (d)..............................             15,000                 220,347
Mitsubishi Chemical Corp.
   (chemicals) (d)............................              6,687                   9,617
Mitsubishi Corp.
   (multi-industry) (d).......................             24,000                 190,121
Mitsubishi Electric Corp.
   (electrical & electronics) (d).............             56,000                 143,852
Mitsubishi Estate Co., Ltd.
   (construction & housing) (d)...............              5,000                  54,606
Mitsubishi Heavy Industries, Ltd.
   (machinery & engineering) (d)..............            113,000                 472,781
Mitsubishi Trust & Banking Corp.
   (financial services).......................             18,000                 181,354
Mitsui Engineering & Shipbuilding
   Co., Ltd. (machinery &
   engineering) (a)...........................              1,000                     638
Mitsui Fudosan Co., Ltd.
   (construction & housing)...................              7,000                  67,835
Mitsui Trust & Banking Co., Ltd.
   (financial services).......................              7,000                  13,621
Mitsukoshi, Ltd. (merchandising)..............              4,000                  10,675
NEC Corp. (electrical & electronics)..........             23,000                 245,881
Nippon Express Co., Ltd.
   (transportation-road & rail)...............              9,000                  44,992
Nippon Paper Industries Co.
   (forest products & paper)..................              1,000                   3,938
Nippon Steel Corp. (metals-steel).............             10,000                  14,844
Nippon Yusen Kabushiki Kaisha
   (transportation-shipping)..................              1,000                   2,753
Nissan Motor Co., Ltd.
   (automobiles)..............................             54,000                 224,270
NKK Corp. (metals-steel)......................             96,000                  76,787
Nomura Securities Co., Ltd.
   (financial services).......................             16,000                 214,117
Obayashi Corp.
   (construction & housing)...................              1,000                   3,415
Oji Paper Co., Ltd.
   (forest products & paper)..................              1,000                   3,992
Osaka Gas Co., Ltd.
   (utilities-electrical & gas)...............              6,000                  13,751
Sakura Bank, Ltd. (banking)...................             30,000                  86,062
Sankyo Co., Ltd.
   (health & personal care)...................              4,000                  90,754
Sanyo Electric Co., Ltd.
   (appliances & household
   durables)..................................             19,000                  49,684
Sekisui Chemical Co., Ltd.
   (chemicals)................................              1,000                   5,099
Sekisui House, Ltd.
   (construction & housing)...................              1,000                   6,453
Sharp Corp.
   (appliances & household
   durables)..................................             14,000                  96,691
Shimizu Corp.
   (construction & housing)...................              9,000                  20,904
Shiseido Co., Ltd.
   (health & personal care)...................              2,000                  27,380
Sony Corp.
   (appliances & household
   durables)..................................              6,000                 535,294
Sumitomo Bank, Ltd. (banking).................             41,000                 469,843
Sumitomo Chemical Co., Ltd.
   (chemicals)................................              1,000                   2,307
Sumitomo Corp.
   (wholesale & international
   trade).....................................              8,000                  44,915

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)

JAPAN (Continued)
Sumitomo Electric Industries
   (industrial components)....................              1,000             $    13,690
Sumitomo Marine & Fire Insurance Co.
   (insurance)................................              1,000                   5,307
Sumitomo Metal Mining Co.
   (metals-nonferrous)........................              1,000                   3,307
Taisei Corp. (construction & housing).........             47,000                  77,356
Taisho Pharmaceutical Co., Ltd.
   (health & personal care)...................              1,000                  25,611
Takeda Chemical Industries, Ltd.
   (health & personal care)...................             19,000                 543,600
Teijin, Ltd. (chemicals)......................              1,000                   2,100
Tobu Railway Co., Ltd.
   (transportation-road & rail)...............             44,000                 138,069
Tohoku Electric Power Co., Inc.
   (utilities-electrical & gas)...............              2,000                  30,456
Tokai Bank, Ltd. (banking)....................             24,000                 112,227
Tokio Marine & Fire Insurance Co.
   (insurance)................................              1,000                  11,383
Tokyo Dome Corp. (leisure & tourism)..........              7,000                  46,731
Tokyo Electric Power Co., Inc.
   (utilities-electrical & gas)...............             28,000                 512,528
Tokyo Gas Co., Ltd.
   (utilities-electrical & gas)...............             37,000                  84,232
Tokyu Corp.
   (transportation-road & rail)...............             10,000                  38,763
Toppan Printing Co., Ltd.
   (business & public services)...............              1,000                  13,075
Tostem Corp.
   (building materials &
   components)................................              1,000                  10,767
Toto, Ltd.
   (building materials &
   components)................................              1,000                   6,414
Toyoda Automatic Loom Works, Ltd.
   (machinery & engineering)..................              1,000                  18,458
Toyota Motor Corp. (automobiles)..............             51,000               1,466,981
Yamanouchi Pharmaceutical Co., Ltd.
   (health & personal care)...................              5,000                 107,674
Yamazaki Baking Co., Ltd.
   (food & household products)................              1,000                   9,768
                                                                              -----------
                                                                               11,518,445
                                                                              -----------
NETHERLANDS (3.2%)
Elsevier N.V.
   (broadcasting & publishing)................              6,200                 100,314
ING Groep N.V. (insurance)....................             10,607                 446,836
Koninklijke PTT Nederland N.V.
   (forest products & paper)..................              7,065                 294,836
Philips Electronics N.V.
   (appliances & household
   durables)..................................              2,500                 149,959
Royal Dutch Petroleum Co.
   (energy sources)...........................             21,200               1,163,936
Unilever CVA N.V.
   (food & household products)................              4,800                 295,971
Wolters Kluwer CVA N.V.
   (broadcasting & publishing)................              1,203                 155,417
                                                                              -----------
                                                                                2,607,269
                                                                              -----------
NEW ZEALAND (1.6%)
Brierley Investments Ltd.
   (multi-industry)                                       237,000                 169,266
Carter Holt Harvey Ltd.
   (forest products & paper)                              144,600                 223,341
Fletcher Challenge Building
   (building materials &
   components)                                             30,200                  61,726
Fletcher Challenge Energy
   (energy sources)...........................             30,500                 106,791
Fletcher Challenge Forest
   (forest products & paper)..................              4,964                   4,122
Fletcher Challenge Paper
   (forest products & paper)..................             63,400                  82,830
Telecom Corp. of New Zealand Ltd.
   (telecommunications).......................            136,200                 660,360
                                                                              -----------
                                                                                1,308,436
                                                                              -----------
NORWAY (2.1%)
Bergesen d.y. ASA Class A
   (transportation-shipping)..................              7,500                 177,017
Bergesen d.y. ASA Class B
   (transportation-shipping)..................              1,400                  32,663
Dyno Industrier ASA (chemicals)...............              1,200                  23,114
Hafslund ASA Class A
   (energy sources)...........................              2,700                  16,481
Hafslund ASA Class B
   (energy sources)...........................              1,700                   8,117
Kvaerner ASA Class B
   (machinery & engineering)..................              1,100                  51,179
Norsk Hydro ASA (energy sources)..............             17,800                 868,006
Norske Skogindustrier ASA Class A
   (forest products & paper)..................              3,400                  98,695
Nycomed Amersham PLC
   (health & personal care) (a)...............              1,756                  65,979
Nycomed Amersham PLC Class B
   (health & personal care) (a)...............              1,106                  40,206
Orkla ASA Class A (multi-industry)............              3,800                 327,312
                                                                              -----------
                                                                                1,708,769
                                                                              -----------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)

PORTUGAL (1.3%)
Banco Comercial Portugues, S.A.
   Registered (banking).......................              7,300             $   149,448
Banco Espirito Santo e Comercial de
   Lisboa, S.A. Registered (banking)..........              4,400                 131,073
Electricidade de Portugal, S.A.
   (utilities-electrical & gas)...............             16,800                 318,443
Jeronimo Martins & Filho SGPS, S.A.
   (food & household products)................              2,900                  92,115
Portugal Telecom, S.A. Registered
   (telecommunications).......................              8,300                 385,527
                                                                              -----------
                                                                                1,076,606
                                                                              -----------
SPAIN (4.6%)
Acerinox, S.A. (metals-steel)                                 406                  60,121
Autopistas Concesionares Espanola,
   S.A. (business & public services)                        8,340                 111,900
Banco de Bilbao Vizcaya, S.A.
   Registered (banking)                                    16,980                 549,231
Banco de Central Hispanoamericano,
   S.A. (banking).............................              8,420                 204,954
Banco de Santander, S.A. (banking)............             11,990                 400,412
Corporacion Bancaria de Espana, S.A.
   (banking)..................................              3,240                 197,058
Corporacion Mapfre, S.A.
   (insurance)................................              2,060                  54,603
Endesa, S.A.
   (utilities-electrical & gas)...............             26,090                 463,032
Fomento de Construcciones y
   Contratas, S.A.
   (construction & housing)...................              4,560                 173,525
Gas Natural SDG, S.A.
   (utilities-electrical & gas)...............              3,770                 195,406
Iberdrola, S.A.
   (utilities-electrical & gas)...............             23,390                 307,691
Repsol, S.A. (energy sources).................              8,740                 372,731
Telefonica de Espana, S.A.
   (telecommunications).......................             22,340                 637,592
                                                                              -----------
                                                                                3,728,256
                                                                              -----------
SWITZERLAND (7.5%)
Credit Suisse Group Registered
   (banking)..................................              3,200                 495,835
Nestle S.A. Registered
   (food & household products)................                700               1,050,563
Novartis S.A. Registered
   (health & personal care)...................              1,000               1,624,901
Roche Holdings AG Genusscheine
   (health & personal care)...................                100                 994,480
Schweizerische Bankverein Registered
   (banking) (a)..............................              1,500                 466,902
Schweizerische Rueckversicherungs
   Gesellschaft Registered (insurance)........                200                 374,618
UBS-Union Bank of Switzerland Bearer
   (banking)..................................                400                 579,205
Zurich Versicherungs Gesellschaft
   Registered (insurance).....................              1,000                 477,186
                                                                              -----------
                                                                                6,063,690
                                                                              -----------
UNITED KINGDOM (18.0%)
Abbey National PLC (banking)..................             12,970                 223,866
Barclays PLC (banking)........................             26,797                 712,084
Bass PLC (beverages & tobacco)................             22,850                 351,912
B.A.T Industries PLC
   (beverages & tobacco)......................             20,823                 189,984
BG PLC (energy sources).......................             95,030                 428,434
BG PLC Class B (energy sources)...............             62,610                  31,421
BOC Group PLC (chemicals).....................             21,090                 349,271
Boots Co. PLC (merchandising).................             22,133                 321,568
British Airways PLC
   (transportation-airlines)..................             23,732                 232,926
British Petroleum Co. PLC
   (energy sources)...........................             83,797               1,103,728
British Telecommunications PLC
   (telecommunications).......................            112,720                 889,791
BTR PLC (multi-industry)......................            101,530                 311,563
Cable & Wireless PLC
   (telecommunications).......................             14,447                 127,057
Centrica PLC (energy sources) ................             35,310                  51,127
Commercial Union PLC (insurance)..............             32,766                 484,141
Diageo PLC (beverages & tobacco)..............             74,072                 680,690
EMI Group PLC (recreation & other
   consumer goods)............................              3,270                  28,207
Energy Group PLC (energy sources).............              6,283                  69,730
General Electric Co. PLC
   (electrical & electronics).................             75,486                 495,578
GKN PLC (machinery & engineering).............             10,299                 211,317
Glaxo Wellcome PLC
   (health & personal care)...................             48,158               1,139,461
Granada Group PLC
   (leisure & tourism)........................             21,770                 335,637
Great Universal Stores PLC (The)
   (merchandising)............................             12,940                 159,686
Hanson PLC (multi-industry)...................              7,854                  35,215
HSBC Holdings PLC
   (financial services).......................             10,013                 258,829
Imperial Chemical Industries PLC
   (chemicals)................................             18,590                 287,528
Imperial Tobacco Group PLC
   (beverages & tobacco)......................              6,283                  39,698
Kingfisher PLC (merchandising)................             24,417                 340,691
Lloyds TSB Group PLC (banking)................             62,406                 807,089

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                                           Shares                Value
                                                       ==================================
COMMON STOCKS (Continued)

UNITED KINGDOM (Continued)
Marks & Spencer PLC
   (merchandising)............................             50,396             $   496,701
MEPC PLC (real estate)........................             22,900                 191,978
National Power PLC
   (utilities-electrical & gas)...............             30,620                 303,553
Peninsular & Oriental Steam
   Navigation Co. Deferred Stock (The)
   (transportation-shipping)..................              8,611                  98,401
Prudential Corp. PLC (insurance)..............             18,880                 219,476
Rank Group PLC (leisure & tourism)............              9,710                  55,719
Reed International PLC
   (broadcasting & publishing)................             60,540                 590,205
Reuters Holdings PLC
   (broadcasting & publishing)................             10,840                 119,235
Rio Tinto PLC Registered
   (metals-nonferrous)........................             26,460                 307,156
RMC Group PLC (building materials &
   components)................................             19,500                 275,292
Sainsbury (J.) PLC (merchandising)............             34,475                 289,015
Scottish Power PLC
   (utilities-electrical & gas)...............             23,010                 203,123
Thorn PLC
   (appliances & household
   durables)..................................              1,405                   3,629
Thorn PLC Class B (appliances &
   household durables) (a)....................              1,640                     513
Unilever PLC
   (food & household products)................             34,920                 299,641
Vodafone Group PLC
   (multi-industry)...........................             52,247                 381,265
                                                                              -----------
                                                                               14,533,131
                                                                              -----------
Total Common Stocks
   (Cost $63,504,151).........................                                 67,334,058
                                                                              -----------
PREFERRED STOCK (0.1%)

AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG
   AS 12.00
   (banking) (e)(h) ..........................              1,450                  81,149
                                                                              -----------
Total Preferred Stock
   (Cost $85,241).............................                                     81,149
                                                                              -----------
WARRANTS (0.0%) (b)

FRANCE (0.0%) (b)
Compagnie Generale des Eaux, S.A.
   Call Warrants
   Strike price FF 900
   Expire 5/2/01
   (business & public services) (a)(h)                      3,597                   2,445
                                                                              -----------
Total Warrants................................                                      2,445
                                                                              -----------
                                                       Principal
                                                         Amount
                                                       ==========
SHORT-TERM INVESTMENTS (13.4%)
COMMERCIAL PAPER (13.4%)

UNITED STATES (13.4%)
Ford Motor Credit Co.
   6.25%, due 1/2/98
   (financial services).......................         $3,600,000               3,599,373
                                                                              -----------
Marsh & McLennan Cos.
   6.05%, due 1/5/98
   (insurance) (c)............................          3,600,000               3,597,581
Merrill Lynch & Co. Inc.
   6.00%, due 1/2/98
   (financial services).......................          3,600,000               3,599,399
                                                                              -----------
Total Short-Term Investments
   (Cost $10,796,353).........................                                 10,796,353
                                                                              -----------
Total Investments
   (Cost $74,385,745) (f).....................               96.9%             78,214,005(g)
Cash and Other Assets,
   Less Liabilities...........................                3.1               2,478,630
                                                       ==========             ===========
Net Assets....................................              100.0%            $80,692,635
                                                       ==========             ===========

----------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Segregated as collateral for forward foreign currency contracts.
(e)  Dividend rate shown represents the most recent annual payment.
(f)  The cost for Federal income tax purposes is $75,159,880.
(g) At December 31, 1997 net unrealized appreciation for securities was $3,054,125, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,164,238 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,110,113.
(h)  AS--Austrian Schilling
     FF--French Franc

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

The table below sets forth the diversification of International Equity Fund investments by industry.

                                                          Value        Percent +
                                                      ==========================
INDUSTRY DIVERSIFICATION

Aerospace & Military Technology...............        $   151,076           0.2%
Appliances & Household Durables...............          1,056,117           1.3
Automobiles...................................          3,039,344           3.8
Banking ......................................          9,372,286          11.6
Beverages & Tobacco...........................          1,917,832           2.4
Broadcasting & Publishing.....................          1,010,492           1.3
Building Materials & Components...............            844,220           1.1
Business & Public Services....................            879,736           1.1
Chemicals.....................................          2,905,535           3.6
Construction & Housing........................            479,935           0.6
Data Processing & Reproduction................            317,826           0.4
Electrical & Electronics......................          2,803,452           3.5
Electronic Components & Instruments...........            151,974           0.2
Energy Sources................................          7,010,731           8.7
Financial Services............................          8,019,997           9.9
Food & Household Products.....................          2,931,688           3.6
Forest Products & Paper.......................            738,581           0.9
Health & Personal Care........................          5,101,227           6.3
Industrial Components.........................            413,601           0.5
Insurance.....................................          8,589,758          10.6
Leisure & Tourism.............................            438,087           0.5
Machinery & Engineering.......................          1,828,405           2.3
Merchandising.................................          2,329,891           2.9
Metals-Nonferrous.............................            340,442           0.4
Metals-Steel..................................            192,084           0.2
Miscellaneous-Materials &
   Commodities................................            298,887           0.4
Miscellaneous-Materials &
   Components.................................            128,747           0.2
Multi-Industry................................          2,275,730           2.8
Real Estate...................................            191,978           0.2
Recreation & Other Consumer Goods.............            719,782           0.9
Telecommunications............................          5,743,298           7.1
Textile & Apparel.............................            161,891           0.2
Tire & Rubber.................................            139,466           0.2
Transportation-Airlines.......................            407,943           0.5
Transportation-Road & Rail....................            420,305           0.5
Transportation-Shipping.......................            310,834           0.4
Utilities-Electrical & Gas....................          4,306,007           5.3
Wholesale & International Trade...............            244,820           0.3
                                                      -----------         -----
                                                       78,214,005          96.9
Cash and Other Assets,
   Less Liabilities...........................          2,478,630           3.1
                                                      -----------         -----
Net Assets....................................        $80,692,635         100.0%
                                                      ===========         =====

----------
+  Percentages indicated are based on Fund net assets.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $74,385,745) .................................................   $ 78,214,005
Cash denominated in foreign currencies (identified cost $95,490) .................................................         99,615
Cash .............................................................................................................        325,106
Receivables:
  Investment securities sold .....................................................................................      2,253,676
  Dividends and interest .........................................................................................        180,737
  Fund shares sold ...............................................................................................        114,549
Unrealized appreciation on forward foreign currency contracts ....................................................        785,585
Unamortized organization expense .................................................................................         13,604
                                                                                                                     ------------
   Total assets ..................................................................................................     81,986,877
                                                                                                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed ...........................................................................................        483,387
  MainStay Management ............................................................................................         70,813
  NYLIFE Distributors ............................................................................................         57,029
  Transfer agent .................................................................................................         34,818
  Custodian ......................................................................................................         18,226
  Trustees .......................................................................................................            563
Accrued expenses .................................................................................................         90,436
Unrealized depreciation on forward foreign currency contracts ....................................................        538,970
                                                                                                                     ------------
   Total liabilities .............................................................................................      1,294,242
                                                                                                                     ------------
Net assets .......................................................................................................   $ 80,692,635
                                                                                                                     ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A ........................................................................................................   $     16,893
  Class B ........................................................................................................         61,855
Additional paid-in capital .......................................................................................     79,685,434
Accumulated distribution in excess of net investment income ......................................................        (67,560)
Accumulated net realized loss on investments .....................................................................     (3,074,800)
Net unrealized appreciation on investments .......................................................................      3,828,260
Net unrealized appreciation on translation of assets and liabilities in foreign currencies and forward foreign
  currency contracts .............................................................................................        242,553
                                                                                                                     ------------
Net assets .......................................................................................................   $ 80,692,635
                                                                                                                     ============
CLASS A
Net assets applicable to outstanding shares ......................................................................   $ 17,451,966
                                                                                                                     ============
Shares of beneficial interest outstanding ........................................................................      1,689,318
                                                                                                                     ============
Net asset value per share outstanding ............................................................................   $      10.33
Maximum sales charge (5.50% of offering price) ...................................................................           0.60
                                                                                                                     ------------
Maximum offering price per share outstanding .....................................................................   $      10.93
                                                                                                                     ============
CLASS B
Net assets applicable to outstanding shares ......................................................................   $ 63,240,669
                                                                                                                     ============
Shares of beneficial interest outstanding ........................................................................      6,185,472
                                                                                                                     ============
Net asset value and offering price per share outstanding .........................................................   $      10.22
                                                                                                                     ============

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a) ....................................................................................   $ 1,401,417
  Interest .........................................................................................       331,495
                                                                                                       -----------
   Total income ....................................................................................     1,732,912
                                                                                                       -----------
Expenses:
  Distribution--Class B ............................................................................       414,965
  Advisory .........................................................................................       384,003
  Transfer agent ...................................................................................       282,556
  Administration ...................................................................................       256,002
  Service ..........................................................................................       196,459
  Management .......................................................................................       145,829
  Shareholder communication ........................................................................        98,271
  Custodian ........................................................................................        62,167
  Registration .....................................................................................        44,898
  Professional .....................................................................................        36,002
  Recordkeeping ....................................................................................        30,143
  Amortization of organization expense .............................................................         8,012
  Trustees .........................................................................................         2,074
  Miscellaneous ....................................................................................        36,025
                                                                                                       -----------
   Total expenses ..................................................................................     1,997,406
                                                                                                       -----------
Net investment loss ................................................................................      (264,494)
                                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions ............................................................................    (2,546,199)
  Foreign currency transactions ....................................................................     5,603,167
                                                                                                       -----------
Net realized gain on investments and foreign currency transactions .................................     3,056,968
                                                                                                       -----------
Net change in unrealized appreciation on investments:
  Security transactions ............................................................................     2,314,070
  Translation of assets and liabilities in foreign currencies and
     forward foreign currency contracts ............................................................    (2,399,668)
                                                                                                       -----------
Net unrealized loss on investments and foreign currencies ..........................................       (85,598)
                                                                                                       -----------
Net realized and unrealized gain on investments and foreign currency transactions ..................     2,971,370
                                                                                                       -----------
Net increase in net assets resulting from operations ...............................................   $ 2,706,876
                                                                                                       ===========

----------
(a)  Dividends recorded net of foreign withholding taxes of $202,602.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                    Year ended      Year ended
                                                                                                   December 31,    December 31,
                                                                                                       1997            1996
                                                                                                   ------------    ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss ..........................................................................   $   (264,494)   $   (361,140)
  Net realized loss on investments .............................................................     (2,546,199)       (130,336)
  Net realized gain on foreign currency transactions ...........................................      5,603,167       2,153,275
  Net change in unrealized appreciation on investments .........................................      2,314,070         656,008
  Net change in unrealized appreciation on translation of assets and liabilities in
   foreign currencies and forward foreign currency contracts ...................................     (2,399,668)      2,501,469
                                                                                                   ------------    ------------
  Net increase in net assets resulting from operations .........................................      2,706,876       4,819,276
                                                                                                   ------------    ------------
Distributions to shareholders:
  From net realized gain on foreign currency transactions:
   Class A .....................................................................................       (999,553)       (844,610)
   Class B .....................................................................................     (3,204,542)     (2,225,095)
  In excess of net realized gain on investments:
   Class A .....................................................................................             --         (45,418)
   Class B .....................................................................................             --        (135,451)
                                                                                                   ------------    ------------
     Total distributions to shareholders .......................................................     (4,204,095)     (3,250,574)
                                                                                                   ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .....................................................................................      7,554,344       6,802,966
   Class B .....................................................................................     35,130,288      33,209,658
  Net asset value of shares issued to shareholders in reinvestment of distributions:
   Class A .....................................................................................        609,945         465,182
   Class B .....................................................................................      2,990,896       2,239,545
                                                                                                   ------------    ------------
                                                                                                     46,285,473      42,717,351
  Cost of shares redeemed:
   Class A .....................................................................................     (7,941,595)     (3,191,297)
   Class B .....................................................................................    (26,338,394)     (9,106,589)
                                                                                                   ------------    ------------
     Increase in net assets derived from capital share transactions ............................     12,005,484      30,419,465
                                                                                                   ------------    ------------
     Net increase in net assets ................................................................     10,508,265      31,988,167
NET ASSETS:
Beginning of year ..............................................................................     70,184,370      38,196,203
                                                                                                   ------------    ------------
End of year ....................................................................................   $ 80,692,635    $ 70,184,370
                                                                                                   ============    ============
Accumulated distribution in excess of net investment income ....................................   $    (67,560)   $ (1,268,552)
                                                                                                   ============    ============

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                         Class B
                                                                                                                     --------------
                                   Class A       Class B        Class A         Class B       Class A      Class B   September 13,*
                                 ----------     ----------     ----------     ----------     ----------   ----------    through
                                         Year ended                    Year ended                 Year ended          December 31,
                                     December 31, 1997             December 31, 1996           December 31, 1995          1994
                                 -------------------------     -------------------------     ----------------------- --------------
Net asset value at
  beginning of period .........      $10.48         $10.38         $10.05          $9.97          $9.77        $9.77       $10.00
                                 ----------     ----------     ----------     ----------     ----------   ----------   ----------
Net investment income
  (loss) ......................        0.80           0.72           0.29           0.24           0.27         0.26        (0.04)
Net realized and
  unrealized gain (loss)
  on investments ..............        0.03           0.03           0.07           0.07           0.10         0.07        (0.16)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions ................       (0.36)         (0.37)          0.62           0.59           0.14         0.09        (0.03)
                                 ----------     ----------     ----------     ----------     ----------   ----------   ----------
Total from investment
  operations ..................        0.47           0.38           0.98           0.90           0.51         0.42        (0.23)
                                 ----------     ----------     ----------     ----------     ----------   ----------   ----------
Less distributions:
From net realized gain on
  foreign currency
  transactions ................       (0.62)         (0.54)         (0.52)         (0.46)         (0.15)       (0.15)          --
In excess of net realized
  gain on investments .........          --             --          (0.03)         (0.03)         (0.08)       (0.07)          --
                                 ----------     ----------     ----------     ----------     ----------   ----------   ----------
Total distributions ...........       (0.62)         (0.54)         (0.55)         (0.49)         (0.23)       (0.22)          --
                                 ----------     ----------     ----------     ----------     ----------   ----------   ----------
Net asset value at end
  of period ...................      $10.33         $10.22         $10.48         $10.38         $10.05        $9.97        $9.77
                                 ==========     ==========     ==========     ==========     ==========   ==========   ==========
Total investment return (a) ...        4.52%          3.78%          9.78%          9.05%          5.25%        4.27%       (2.30%)
Ratios (to average net assets)/
   Supplemental Data:
     Net investment
       income (loss) ..........        0.19%         (0.49%)         (0.1%)         (0.8%)         (0.2%)       (1.0%)       (1.6%)+

     Expenses .................        2.01%          2.69%           2.0%           2.7%           2.2%         3.0%         3.9%+
Portfolio turnover rate .......          43%            43%            19%            19%            25%          25%           9%
Average commission
  rate paid ...................     $0.0281        $0.0281        $0.0374        $0.0374            (b)          (b)          (b)
Net assets at end of
  period (in 000's) ...........     $17,452        $63,241        $17,475        $52,709        $12,856      $25,341      $20,549

----------
*    Commencement of Operations.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase

Notes to Financial Statements

was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1997:

                                                                        Contract                  Contract            Unrealized
                                                                         Amount                     Amount           Appreciation/
                                                                          Sold                    Purchased         (Depreciation)
                                                                   -------------------       ------------------     --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring 2/3/98.........        A$          740,000       $          502,257       $ 19,697
Deutsche Mark vs. Pound Sterling, expiring 1/14/98.........        DM       11,712,444      (pound)   4,180,000        353,632
Deutsche Mark vs. Swedish Krone, expiring 3/16/98..........        DM        3,787,395       SK      16,610,000        (17,868)
Deutsche Mark vs. U.S. Dollar, expiring 1/2/98--1/20/98....        DM       22,368,358       $       12,820,000        372,732
French Franc vs. Deutsche Mark, expiring 2/18/98...........        FF        4,565,000       DM       1,363,175           (696)
Italian Lira vs. Deutsche Mark, expiring 1/12/98...........        IL    2,485,000,000       DM       2,523,355         (2,142)
New Zealand Dollar vs. U.S. Dollar, expiring 1/26/98.......        N$        2,445,000       $        1,411,743         (4,729)
Norwegian Krone vs. Deutsche Mark, expiring 1/30/98........        NK        8,655,000       DM       2,127,581          9,238
Pound Sterling vs. Deutsche Mark, expiring 1/14/98.........      (pound)       750,000       DM       2,219,430          2,183
Pound Sterling vs. Deutsche Mark, expiring 1/15/98.........      (pound)     1,618,000       DM       4,669,872        (60,782)
Spanish Peseta vs. Deutsche Mark, expiring 1/12/98.........        SP      123,000,000       DM       1,452,527          1,152
Spanish Peseta vs. U.S. Dollar, expiring 1/12/98...........        SP       54,373,000       $          374,986         18,136
Swiss Franc vs. Deutsche Mark, expiring 1/20/98............        CF        2,440,000       DM       3,027,671          8,815

MainStay International Equity Fund

                                                                        Contract                  Contract            Unrealized
                                                                         Amount                     Amount           Appreciation/
                                                                          Sold                    Purchased         (Depreciation)
                                                                   -------------------       ------------------     --------------
Foreign Currency Buy Contracts
------------------------------
Australian Dollar vs. U.S. Dollar, expiring 2/3/98 ........        A$          740,000       $          496,399       $(13,840)
Deutsche Mark vs. U.S. Dollar, expiring 1/2/98--1/20/98 ...        DM       24,817,782       $       14,249,177       (438,913)
                                                                                                                      --------
Net unrealized appreciation on forward foreign currency contracts                                                     $246,615
                                                                                                                      ========

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $49,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $5,603,167 and $66,414 have been reclassified from accumulated undistributed net realized gain on foreign currency transactions and accumulated net realized loss on investments, respectively, to accumulated distribution in excess of net investment income due to the tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

Notes to Financial Statements continued

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year-end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Foreign currency held at December 31, 1997:

                     Currency                                  Cost               Value
--------------------------------------------------            -------            -------
Australian Dollar          A$               17,142            $11,291            $11,169
Deutsche Mark              DM                3,747              2,113              2,083
French Franc               FF                8,601              1,446              1,430
Japanese Yen               (Y)           6,849,570             53,078             57,883
Netherland Guilder         NG                3,024              1,517              1,491
New Zealand Dollar         N$               22,342             13,187             12,974
Pound Sterling            (pound)            1,237              2,050              2,036
Spanish Peseta             SP            1,607,798             10,808             10,549
                                                              -------            -------
                                                              $95,490            $99,615
                                                              =======            =======

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay

MainStay International Equity Fund

Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 1.00%.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.60% of the average daily net assets of the Fund.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as the administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of the Fund's average daily net assets of 0.60% and 0.40%, respectively. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors earned fees of $384,003 and $256,002, respectively. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $145,829.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.75% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

Notes to Financial Statements continued

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $12,009 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $88,010 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $141,832 and $10,194, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1997, NYLIFE Distributors beneficially held Class A shares of the Fund with a net asset value of $6,457,308, which represents 37% of the net assets of Class A shares at year-end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $2,573 for the year ended December 31, 1997.

Fees for recordkeeping services provided to the Fund by MainStay Management, or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $5,460 and $24,683 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

Note 4--Federal Income Tax:

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards of $33,129, net of losses of $2,932,489 which have been deferred for Federal income tax purposes, are available to the extent provided by regulations to offset future realized gains of the Fund through 2005. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MainStay International Equity Fund

Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $31,954 and $29,434, respectively.

Note 6--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

Note 7--Capital Share Transactions (in 000's):

                                                              Year ended December 31
                                                             1997                1996
                                                      ------------------   -----------------
                                                      Class A    Class B   Class A   Class B
                                                      -------    -------   -------   -------
Shares sold ........................................      707     3,242       644     3,197
Shares issued in reinvestment of distributions .....       59       296        45       217
                                                       ------    ------    ------    ------
                                                          766     3,538       689     3,414
Shares redeemed ....................................     (745)   (2,429)     (301)     (878)
                                                       ------    ------    ------    ------
Net increase .......................................       21     1,109       388     2,536
                                                       ======    ======    ======    ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Equity Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   graph showing risk/  of companies in expanding markets        and are willing to accept a higher
                            reward of Fund]      with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph showing        the makeup and returns of the            participate in the growth potential
                            risk/reward          S&P 500*                                 of stocks with the protection of a
                            of Fund]                                                      principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
INTERNATIONAL EQUITY FUND   graph showing        international stock markets with         of international equities or want to
                            risk/reward          an emphasis on risk control              add diversification to your domestic
                            of Fund]                                                      investments++
------------------------------------------------------------------------------------------------------------------------------------



GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       risk/reward          a special blend of capital               may offer growth potential if converted
                            of Fund]             appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph showing        return from common stocks,               have undervalued and you want to
                            risk/reward          convertible securities, and high-yield   manage risk through multimarket
                            of Fund]             corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Balances current income with growth      You seek a combination of income and
Total Return Fund           risk/reward          opportunities by investing in stocks,    growth potential and want to manage
                            of Fund]             bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  risk/reward          attractive dividends and a stimulus      securities which may have more poten-
                            of Fund]             for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph showing       consistent with safety of principal      current income and safety of principal
                             risk/reward         primarily from U.S. government
                             of Fund]            securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph showing       An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/reward         fund that is actively managed for        and can accept the higher risk of
                             of Fund]            maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph showing       non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward         risk control                             diversification to your domestic
                             of Fund]                                                     investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph showing       preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward         liquidity, with free checkwriting**      ning to spend or invest in the near future
                             of Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph showing       tive overall return by investing in      higher income and overall return by
                             risk/reward         a diversified portfolio of domestic      investing in multiple bond market
                             of Fund]            and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund     graph showing       from both federal and California         keep more of what you earn by invest-
                             risk/reward         income taxes consistent with             ing for income that's double tax free+++
                             of Fund]            preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund       graph showing       from federal, New York State, and        and want to keep more of what you earn
                             risk/reward         New York City income taxes consis-       with income that's double or triple tax
                             of Fund]            tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph showing       Seeks high current income                You're in a high federal income tax
Tax Free Bond Fund           risk/reward         exempt from regular federal income tax   bracket or want to pay less of your
                             of Fund]            with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============--------------------------
                                  International Equity Fund
                               -------------------------------



                                                                   Annual Report

                                                               December 31, 1997






                                                             [LOGO] MAINSTAY(R)
                                                                    FUNDS

                   OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                  Dechert Price & Rhoads
                      Legal Counsel

* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS

NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly       [LOGO]
owned subsidiary of New York Life Insurance Company.               NEW YORK LIFE



This report is provided for the information of shareholders of the MainStay International Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.                                       MSAN11-02/98


[GRAPHIC]

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Money Market Fund Highlights                                          5

Portfolio Management Discussion and Analysis                                   6

Yields & Lipper Rankings                                                       9

Portfolio of Investments                                                      10

Financial Statements                                                          12

Notes to Financial Statements                                                 16

Report of Independent Accountants                                             19

The MainStay Funds                                                            20

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more

----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998


----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

Results of Proxy Vote


A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Money Market Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Money Market Fund, and MacKay Shields Financial Corporation; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to issuer concentration, borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Money Market Fund is presented below.

PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                   For         Authority Withheld     Result
                             ----------------                               -----------     ------------------     ------
Edward J. Hogan...........................................................  193,370,818        11,635,617          Passed
Nancy Maginnes Kissinger..................................................  193,323,429        11,683,006          Passed
Donald E. Nickelson.......................................................  193,370,818        11,635,617          Passed
Richard S. Trutanic.......................................................  193,370,818        11,635,617          Passed
Harry G. Hohn.............................................................  193,370,818        11,635,617          Passed
Terry L. Lierman..........................................................  193,370,818        11,635,617          Passed
Donald K. Ross............................................................  193,370,818        11,635,617          Passed
Walter W. Ubl.............................................................  193,370,818        11,635,617          Passed
Alice T. Kane.............................................................  193,375,252        11,631,183          Passed
John B. McGuckian.........................................................  193,370,818        11,635,617          Passed
Stephen C. Roussin........................................................  193,370,818        11,635,617          Passed

PROPOSAL 2--Approval of Management Agreement
For - 185,777,554.51   Against - 4,776,866.50   Abstain - 14,452,012.78   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay Shields Financial Corporation
For - 185,209,434.26   Against - 4,902,777.78   Abstain - 14,894,220.75   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 177,370,423.05   Against - 6,500,720.66   Abstain - 15,997,267.08   Broker Non-Vote - 5,138,024.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                  For               Against         Result
                          ----------------------                             --------------      ------------       ------
A1--Asset Pledges, Mortgages, Hypothecation................................  177,265,219.82      6,605,923.89       Passed
A2--Oil, Gas, or Mineral Lease Interests...................................  177,178,465.63      6,692,678.08       Passed
A3--Real Estate Limited Partnership Interests..............................  177,225,236.73      6,645,906.98       Passed
C1--Issuer Concentration...................................................  177,259,509.80      6,611,633.91       Passed
C2--Borrowing Money........................................................  177,193,657.66      6,677,486.05       Passed
C3--Industry Concentration.................................................  177,268,889.82      6,602,253.89       Passed
C4--Issuing Senior Securities..............................................  177,295,136.88      6,576,006.83       Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 190,069,298.94   Against - 2,458,998.41   Abstain - 12,478,134.44   Result - Passed

MainStay Money Market Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ] Strong economic growth led to a Federal Reserve Board (Fed) move to raise interest rates 25 basis points at the end of March. But with the crisis in Asia, expectations for growth slowing in the U.S. and inflation under control, the Fed took no further action.

[ ] Throughout the year, the short-term markets were primarily driven by investors' expectations of interest rate and inflation movements.

[ ] Longer-maturity money-market securities provided higher yields than short-dated issues throughout most of the year.

[ ] Volatility was minimal throughout the year, but upsets in Asian markets in the third and fourth quarters of 1997 caused a flight to high-quality securities.
================================================================================


--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] For the 7-day period ended 12/31/97, the MainStay Money Market Fund provided an effective yield of 5.20% and a current yield of 5.07% for both Class A and Class B shares.

[ ] The Fund benefited from a short average maturity in the first quarter and a neutral to long average maturity throughout the rest of the year.

[ ] Both share classes outperformed the average Lipper* money market fund for the year ended 12/31/97.

[ ] Class B shares outperformed the average Lipper peer fund for the 5-year and 10-year periods ended 12/31/97.
================================================================================


----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Tighten/Ease
------------

When the Federal Reserve Board moves to raise interest rates it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "easing" or making borrowing more affordable.

Average maturity
----------------

Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all fixed-income securities in a portfolio.

----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Money Market Fund Team
MONEY MARKET FUND TEAM

Edward Munshower & Jessica Terc

Perhaps the single most important influence on the money market in 1997 was investors' expectations about the direction of interest rates and inflation. Seeking to slow rapid economic growth and ward off inflation, the Federal Reserve Board moved to raise interest rates 25 basis points at the end of March. While market participants speculated on whether the Federal Reserve Board would tighten again, no other moves materialized throughout the year. As a result, funds with a short average maturity in the first quarter and a longer average maturity thereafter were in the best position to benefit from interest rate opportunities.

In the third and fourth quarters, financial markets throughout Asia experienced severe setbacks, catching many investors off guard. The resulting flight to quality increased demand for top-tier securities.

Given this context, how did the MainStay Money Market Fund do in 1997?

For the 7-day period ended 12/31/97, the MainStay Money Market Fund provided an effective yield of 5.20% and a current yield of 5.07% for both Class A and Class B shares. For the 1-year period, Class A and Class B shares outperformed the average Lipper* money market fund. Class B shares outperformed the average Lipper peer fund over the 5- and 10-year periods ended 12/31/97.

How did the Fund manage to do so well?

We used a variety of tools to accomplish our objective. Of course, one of the most important determinants of performance in the MainStay Money Market Fund is average maturity. In the first quarter, we saw no yield advantage to lengthening the Fund's maturity and stayed relatively short. That proved beneficial when the Federal Reserve Board moved to raise interest rates in March. After that, we lengthened our average maturity and kept it neutral to long throughout the rest of the year.

Why did you lengthen maturities?

Despite widespread speculation about whether the Federal Reserve Board would tighten interest rates again, we kept our eye on the economic data and saw no conclusive evidence that they would have to take additional action. We kept the Fund longer than what we took to be the average number of days to maturity in our peer group.

How much longer did you go?

Once again, it varied. Rates were not absolutely stable, so our days to maturity varied. While the average fund may have varied from 40 to 60 days to maturity, we tended to hold in a range from 45 to 75 days. At times, we believe we were up to 20 days longer than the average fund, which, as it happens, was always positive for the Fund's performance.

How did you seek to enhance yields throughout the year?

During the first half of 1997, we used our extensive research to seek out securities with features that could offer potential yield advantages. We found asset-backed securities, callable certificates of deposit, and Yankee issues--dollar denominated securities issued in the United States by foreign banks and corporations--attractive. Later in the year, however, we reduced our positions in most of these areas.

Why did you cut back?

Yankee issues simply became less attractive. Callable CDs became less popular as the market became more volatile and issuance declined, so in the second and third quarters we simply let our issues mature. We've continued to invest in some top-tier asset-backed securities, which may offer yield opportunities and are often backed by a letter of credit from a leading bank. We continue to hold a number of Yankee issues.

Does the Fund hold only domestic securities?

No. The Fund has a global exposure, including European, South American, and Mexican issuers backed by European banks. We're focusing on top-tier credits and dollar denominated issues. We didn't own anything in Thailand, Malaysia, or Indonesia. We don't take any currency risk in the Fund. Though the Fund is allowed to hold some split issues and second-tier credits, at year end the Fund was invested only in top-tier securities.

How do investors benefit from global diversification?

We seek broad diversification within the range of issues and maturities that are available to us. Using top-tier securities from around the world helps reduce our exposure to the risks of any single issuer or market. At the same time, it helps us pursue higher yields among top-quality securities with a high degree of liquidity.

What do you anticipate in 1998?

Given the dynamics of the Asian crisis, consensus on Federal Reserve Board policy changes rapidly. However, we believe U.S. monetary policy will focus on the U.S. economy, not on bailing out of Asia. We believe the Fund is well positioned with a broad spectrum of maturities, a wide range


[GRAPHIC]

Flight to quality
-----------------

When investors in general move to improve the credit quality of the securities they own, either because of credit concerns or a lack of yield advantages among lower rated securities.


Yield
-----

The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.


Asset-backed securities
-----------------------

Securities backed by loan paper or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

[GRAPHIC]

Split issues
--------------------------------------------------------------------------------

Securities rated top tier by one credit rating agency and second tier by another.

Past performance is no guarantee of future results.

of issuers, and a relatively long average maturity that will benefit investors if rates continue to decline. Whatever happens, we'll continue to focus on high quality, as we seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Edward Munshower
Jessica Terc
Portfolio Managers

Yields & Lipper Rankings as of 12/31/97

--------------------------------------------------------------------------------
Fund SEC yields*
================================================================================
                      7-day effective yield          7-day current yield
Class A                      5.20%                          5.07%
Class B                      5.20%                          5.07%
================================================================================
--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years        through 12/31/97
Class A               118 out of        n/a             n/a                 n/a
                      303 funds
Class B               118 out of      77 out of       46 out of           45 out of
                      303 funds      183 funds       110 funds            98 funds
Average Lipper
money market
fund                  4.90%          4.31%           5.40%                 5.48%
================================================================================

----------
* Past performance is no guarantee of future results. Investments in the MainStay Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Investment return and principal value may fluctuate so that upon redemption, shares may be worth more or less than their original cost. The performance figure reflects certain fee waivers and/or expense limitations, without which the performance figure would have been 4.77%. The current yield is based on the latest 7-day period ending 12/31/97. The fee waivers and/or expense limitations are voluntary and may be terminated or revised at any time.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

MainStay Money Market Fund

                                                       Principal               Amortized
                                                         Amount                   Cost
                                                      ===================================
SHORT-TERM INVESTMENTS (100.2%)+

CERTIFICATES OF DEPOSIT (5.3%)
Australia New Zealand Bank Ltd.
   5.72%, due 5/11/98 (c).....................        $ 9,000,000            $  8,998,047
Bayerische Vereinsbank AG New York
   6.19%, due 9/4/98 (b)(c)...................         13,000,000              13,000,000
                                                                             ------------
                                                                               21,998,047
                                                                             ------------

COMMERCIAL PAPER (87.7%)
Abbey National North America
   5.53%, due 1/14/98.........................         11,350,000              11,327,335
ABN-AMRO North America Finance Inc.
   5.56%, due 5/1/98..........................          6,900,000               6,772,120
Allianz of America Finance Corp.
   5.67%, due 2/9/98 (a)......................          7,000,000               6,957,002
American Express Credit Corp.
   6.25%, due 1/2/98 (c)......................          3,173,000               3,173,000
Banca CRT Financial Corp.
   5.60%, due 3/2/98..........................          5,000,000               4,953,333
   5.64%, due 1/5/98..........................          5,000,000               4,996,867
   5.65%, due 1/23/98.........................          9,000,000               8,968,925
Banco Bozano, Simonsen S.A.,
   Grand Cayman Series A
   5.76%, due 3/24/98.........................         20,000,000              19,737,600
Banco Bradesco S.A.,
   Grand Cayman Series A
   5.53%, due 6/18/98.........................          4,000,000               3,896,959
   5.57%, due 6/18/98.........................          4,000,000               3,896,027
   5.69%, due 6/17/98.........................          8,000,000               7,788,838
BCI Funding Corp.
   5.55%, due 1/9/98..........................         13,500,000              13,483,350
   5.70%, due 2/18/98.........................          6,000,000               5,954,400
BellSouth Capital Funding Corp.
   6.65%, due 1/2/98..........................          8,925,000               8,923,351
BIL North America Inc.
   5.73%, due 3/12/98.........................          5,100,000               5,043,177
BTR Dunlop Finance Inc.
   5.67%, due 2/19/98 (a).....................          8,000,000               7,938,260
Caisse Centrale Desjardins du Quebec
   5.55%, due 3/30/98.........................          9,000,000               8,877,900
   5.75%, due 3/2/98..........................          7,000,000               6,932,917
China International Marine Containers
   (Group) Co. Ltd.
   5.57%, due 2/13/98.........................          4,500,000               4,470,061
Chinatex Capitals Inc.
   5.75%, due 3/10/98.........................          2,800,000               2,769,589
Compagnie Bancaire USA
   Funding Corp.
   5.57%, due 2/18/98.........................          8,000,000               7,940,587
   5.60%, due 3/9/98..........................          4,350,000               4,304,663
Cregem North America Inc.
   5.69%, due 2/24/98.........................         18,100,000              17,945,516
Garanti Funding Corp. I Series A
   5.52%, due 4/29/98.........................          5,000,000               4,909,533
General Electric Capital Corp.
   5.72%, due 3/19/98.........................          2,000,000               1,975,531
Generale Bank Inc.
   5.55%, due 1/6/98..........................          5,000,000               4,996,146
   5.67%, due 2/13/98.........................         13,300,000              13,209,926
Goldman Sachs Group L.P.
   5.87%, due 1/8/98..........................         14,500,000              14,483,450
Grand Metropolitan Capital Corp. Inc.
   5.65%, due 4/15/98.........................         10,000,000               9,836,778
Internationale Nederlanden
   (U.S.) Funding Corp.
   5.59%, due 5/12/98.........................          4,000,000               3,918,634
Island Finance Puerto Rico Inc.
   5.61%, due 2/6/98..........................          7,000,000               6,960,730
   5.70%, due 2/20/98.........................          7,600,000               7,539,833
Kingdom of Sweden
   5.56%, due 5/4/98..........................          6,000,000               5,886,020
Minmetals Capital & Securities Inc.
   5.70%, due 3/13/98.........................          3,000,000               2,966,275
   5.80%, due 2/13/98.........................          1,950,000               1,936,491
National Rural Utilities Cooperative
   Finance Corp.
   5.62%, due 3/12/98.........................          7,000,000               6,923,506
Pemex Capital Inc.
   5.67%, due 3/23/98.........................         10,000,000               9,872,425
   5.68%, due 3/19/98.........................         10,000,000               9,878,511
Petroleo Brasileiro S.A.-Petrobras
   5.70%, due 5/15/98.........................          5,000,000               4,893,917
Receivables Capital Corp.
   5.75%, due 3/5/98 (a)......................          3,750,000               3,712,266
   5.90%, due 1/5/98 (a)......................          3,837,000               3,834,485
   5.95%, due 1/5/98 (a)......................          3,616,000               3,613,609
Rio Tinto America Inc.
   5.70%, due 3/6/98 (a)......................         12,000,000              11,878,400
San Paolo U.S. Financial Co.
   5.57%, due 1/5/98..........................          5,000,000               4,996,906
   5.57%, due 2/12/98.........................         10,150,000              10,084,042
Songs Fuel Co.
   5.58%, due 2/10/98.........................          6,000,000               5,962,800
Svenska Handelsbanken Inc.
   5.59%, due 4/16/98.........................          5,600,000               5,508,697
   5.73%, due 2/17/98.........................          6,850,000               6,798,756
   5.75%, due 2/17/98.........................          1,350,000               1,339,866
Transamerica Finance Corp.
   5.70%, due 1/22/98.........................          4,150,000               4,136,201
Unibanco-Uniao de Bancos
   Brasilieros S.A.,
   Grand Cayman Series A
   5.74%, due 3/18/98.........................          7,300,000               7,211,540

----------
+    Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1997

                                                         Principal             Amortized
                                                           Amount                 Cost
                                                      ===================================
SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER (Continued)
UNIfunding Inc.
   5.59%, due 2/9/98..........................          $10,000,000          $  9,939,442
                                                                             ------------
                                                                              366,256,493
                                                                             ------------
CORPORATE NOTES (2.9%) Allstate Corp.
   5.88%, due 6/15/98 (c).....................            3,610,000             3,610,079
American General Finance Corp.
   8.50%, due 8/15/98 (c).....................            3,500,000             3,553,674
Associates Corp. N.A.
   6.63%, due 5/15/98 (c).....................            2,000,000             2,005,191
Travelers Group Inc.
   5.75%, due 4/15/98 (a)(c)..................            3,000,000             2,999,722
                                                                             ------------
                                                                               12,168,666
                                                                             ------------
FEDERAL AGENCY (2.4%)
Federal Home Loan Bank
   5.67%, due 3/5/98 (c)......................           10,000,000            10,000,000
                                                                             ------------
MEDIUM-TERM NOTE (1.9%)
United States Leasing
   International, Inc. Series C
   6.71%, due 1/27/98 (c).....................            8,000,000             8,005,049
                                                                             ------------
Total Short-Term Investments
   (Amortized Cost $418,428,255) (d) .........                100.2%          418,428,255
Liabilities in Excess of
   Cash and Other Assets......................                 (0.2)             (881,270)
                                                        -----------          ------------
Net Assets....................................                100.0%         $417,546,985
                                                        ===========          ============

----------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at December 31, 1997.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.


The table below sets forth the diversification of Money Market Fund investments by industry.

                                                        Amortized
                                                           Cost                Percent +
                                                      ===================================
INDUSTRY DIVERSIFICATION

Banks # ....................................          $287,383,706                 68.8%
Brokerage...................................            14,483,450                  3.5
Conglomerates...............................             1,975,531                  0.5
Federal Agency..............................            10,000,000                  2.4
Finance ....................................            62,225,254                 14.9
Insurance...................................            14,664,637                  3.5
Sovereignty.................................             5,886,020                  1.4
Telecommunication Services..................             8,923,351                  2.1
Utilities...................................            12,886,306                  3.1
                                                      ------------              -------
                                                       418,428,255                100.2
Liabilities in Excess of
   Cash and Other Assets                                  (881,270)                (0.2)
                                                      ------------              -------
Net Assets..................................          $417,546,985                100.0%
                                                      ============              =======

----------
+    Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (amortized cost $418,428,255)...................................   $418,428,255
Cash...............................................................................................         56,838
Receivables:
  Interest.........................................................................................      1,143,875
  Fund shares sold.................................................................................        444,781
                                                                                                      ------------
   Total assets....................................................................................    420,073,749
                                                                                                      ------------
LIABILITIES:
Payables:
  Fund shares redeemed.............................................................................        264,146
  Transfer agent ..................................................................................        190,129
  MainStay Management..............................................................................         71,656
  Custodian........................................................................................          3,793
  Trustees.........................................................................................          2,601
Accrued expenses...................................................................................        109,565
Dividend payable...................................................................................      1,884,874
                                                                                                      ------------
   Total liabilities...............................................................................      2,526,764
                                                                                                      ------------
Net assets.........................................................................................   $417,546,985
                                                                                                      ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A..........................................................................................   $    809,254
  Class B..........................................................................................      3,366,374
Additional paid-in capital.........................................................................    413,387,239
Accumulated net realized loss on investments.......................................................        (15,882)
                                                                                                      ------------
Net assets.........................................................................................   $417,546,985
                                                                                                      ============
CLASS A
Net assets applicable to outstanding shares........................................................   $ 80,925,440
                                                                                                      ============
Shares of beneficial interest outstanding..........................................................     80,925,440
                                                                                                      ============
Net asset value and offering price per share outstanding...........................................   $       1.00
                                                                                                      ============
CLASS B
Net assets applicable to outstanding shares........................................................   $336,621,545
                                                                                                      ============
Shares of beneficial interest outstanding..........................................................    336,637,427
                                                                                                      ============
Net asset value and offering price per share outstanding...........................................   $       1.00
                                                                                                      ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest.........................................................................................    $23,070,139
                                                                                                       -----------
Expenses:
  Transfer agent...................................................................................      1,315,039
  Administration ..................................................................................        804,500
  Advisory.........................................................................................        804,500
  Management.......................................................................................        371,010
  Shareholder communication........................................................................        283,880
  Registration.....................................................................................         84,906
  Recordkeeping....................................................................................         67,322
  Professional.....................................................................................         48,334
  Custodian........................................................................................         45,966
  Trustees.........................................................................................         10,622
  Miscellaneous....................................................................................          9,643
                                                                                                       -----------
   Total expenses before reimbursement.............................................................      3,845,722
Expense reimbursement from Administrator and Adviser or Manager....................................       (999,040)
                                                                                                       -----------
   Net expenses....................................................................................      2,846,682
                                                                                                       -----------
Net investment income..............................................................................     20,223,457
                                                                                                       -----------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments...................................................................         (1,381)
                                                                                                       -----------
Net increase in net assets resulting from operations...............................................    $20,222,076
                                                                                                       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                       Year ended              Year ended
                                                                                       December 31,           December 31,
                                                                                           1997                  1996
                                                                                      -------------          -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...........................................................    $  20,223,457          $  17,036,859
  Net realized loss on investments................................................           (1,381)                (1,158)
                                                                                      -------------          -------------
  Net increase in net assets resulting from operations............................       20,222,076             17,035,701
                                                                                      -------------          -------------
Dividends to shareholders:
  From net investment income:
   Class A........................................................................       (3,484,902)            (2,342,050)
   Class B........................................................................      (16,738,555)           (14,694,809)
                                                                                      -------------          -------------
     Total dividends to shareholders..............................................      (20,223,457)           (17,036,859)
                                                                                      -------------          -------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A........................................................................      296,699,694            119,892,722
   Class B........................................................................      560,499,416            512,217,941
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A........................................................................        3,089,563              2,188,847
   Class B........................................................................       15,596,777             13,787,949
                                                                                      -------------          -------------
                                                                                        875,885,450            648,087,459
  Cost of shares redeemed:
   Class A........................................................................     (272,754,087)          (103,071,681)
   Class B........................................................................     (556,956,479)          (488,364,222)
                                                                                      -------------          -------------
     Increase in net assets derived from capital share transactions...............       46,174,884             56,651,556
                                                                                      -------------          -------------
     Net increase in net assets...................................................       46,173,503             56,650,398
NET ASSETS:
Beginning of year.................................................................      371,373,482            314,723,084
                                                                                      -------------          -------------
End of year.......................................................................    $ 417,546,985           $371,373,482
                                                                                      =============          =============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                Class B
                                                                                                  ----------------------------------

                                  Class A  Class B     Class A   Class B     Class A   Class B    September 1
                                  -------  -------     -------   -------     -------   -------      through    Year ended August 31
                                     Year ended          Year ended            Year ended         December 31  --------------------
                                  December 31, 1997    December 31, 1996     December 31, 1995       1994*      1994         1993
                                  -----------------    -----------------     -----------------       -----      ----         ----
Net asset value at
  beginning of period .........  $  1.00   $   1.00    $  1.00   $   1.00    $  1.00   $   1.00    $   1.00    $   1.00    $   1.00
                                 -------   --------    -------   --------    -------   --------    --------    --------    --------

Net investment income .........     0.05       0.05       0.05       0.05       0.05       0.05        0.02        0.03        0.03
                                 -------   --------    -------   --------    -------   --------    --------    --------    --------

Less dividends from
  net investment income .......    (0.05)     (0.05)     (0.05)     (0.05)     (0.05)     (0.05)      (0.02)      (0.03)      (0.03)

                                 -------   --------    -------   --------    -------   --------    --------    --------    --------

Net asset value at
  end of period ...............  $  1.00   $   1.00    $  1.00   $   1.00    $  1.00   $   1.00    $   1.00    $   1.00    $   1.00
                                 =======   ========    =======   ========    =======   ========    ========    ========    ========

Total investment return (a) ...     5.08%      5.08%      4.91%      4.91%      5.51%      5.51%       1.54%       3.08%       2.71%

Ratios (to average net assets)/
  Supplemental Data:
  Net investment
   income .....................     4.97%      4.97%       4.8%       4.8%       5.4%       5.4%        4.6%+       3.1%        2.7%

  Net expenses ................     0.70%      0.70%       0.7%       0.7%       0.7%       0.7%        0.7%+       0.7%        0.7%

  Expenses (before
   reimbursement) .............     0.95%      0.95%       1.0%       1.0%       0.9%       0.9%        0.9%+       1.0%        0.9%

Net assets at end of
  period (in 000's)  ..........  $80,925   $336,622    $53,890   $317,483    $34,880   $279,843    $221,912    $192,477    $149,907

----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Total return is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, and Class B shares each bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so.

Securities Valuation. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Notes to Financial Statements


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund.

Pursuant to the terms of the Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Advisor has voluntarily agreed to do so proportionately.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as the administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion and had voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed 0.70% of the average daily net assets of the Fund. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997 and the expense reimbursements also remain the same as prior to that date. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $804,500 and each reimbursed the Fund $396,862. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $371,010 and reimbursed the Fund $205,316.

Contingent Deferred Sales Charge. Even though the Fund does not assess a contingent deferred sales charge upon redemption of Class B shares of the Fund, the applicable contingent deferred sales charge will be

MainStay Money Market Fund


assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors received from shareholders the proceeds from contingent deferred sales charges for the year ended December 31, 1997, in the amount of $779,844.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $738,292 and $39,154, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $13,209 for the year ended December 31, 1997.

Fees for recordkeeping services provided to the Fund by MainStay Management, or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $12,407 and $54,915 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

Note 4--Capital Share Transactions (in 000's):

                                                                                Year ended December 31
                                                                             1997                   1996
                                                                      ------------------     ------------------
                                                                      Class A    Class B     Class A    Class B
                                                                      -------    -------     -------    -------
Shares sold.......................................................    296,700    560,499     119,893    512,218
Shares issued in reinvestment of dividends........................      3,089     15,597       2,189     13,788
                                                                     --------   --------    --------   --------
                                                                      299,789    576,096     122,082    526,006
Shares redeemed...................................................   (272,754)  (556,956)   (103,072)  (488,364)
                                                                     --------   --------    --------   --------
Net increase......................................................     27,035     19,140      19,010     37,642
                                                                     ========   ========    ========   ========

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Money Market Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   graph showing        of companies in expanding markets        and are willing to accept a higher
                            risk/reward          with strong growth potential             level of risk for higher return potential
                            of Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph showing        the makeup and returns of the            participate in the growth potential
                            risk/reward          S&P 500*                                 of stocks with the protection of a
                            of Fund]                                                      principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph showing        international stock markets with         of international equities or want to
                            risk/reward          an emphasis on risk control              add diversification to your domestic
                            of Fund]                                                      investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       risk/reward          a special blend of capital               may offer growth potential if converted
                            of Fund]             appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph showing        return from common stocks,               have undervalued and you want to
                            risk/reward          convertible securities, and high-yield   manage risk through multimarket
                            of Fund]             corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Balances current income with growth      You seek a combination of income and
Total Return Fund           risk/reward          opportunities by investing in stocks,    growth potential and want to manage
                            of Fund]             bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  risk/reward          attractive dividends and a stimulus      securities which may have more poten-
                            of Fund]             for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph showing       consistent with safety of principal      current income and safety of principal
                             risk/reward         primarily from U.S. government
                             of Fund]            securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph showing       An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/reward         fund that is actively managed for        and can accept the higher risk of
                             of Fund]            maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph showing       non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward         risk control                             diversification to your domestic
                             of Fund]                                                     investments++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph showing       Seeks to provide current income,         You are averse to risk or want to earn
MONEY MARKET FUND            risk/reward         preservation of capital, and             competitive yields on cash you're plan-
                             of Fund]            liquidity, with free checkwriting**      ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph showing       tive overall return by investing in      higher income and overall return by
                             risk/reward         a diversified portfolio of domestic      investing in multiple bond market
                             of Fund]            and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund    graph showing        from both federal and California         keep more of what you earn by invest-
                            risk/reward          income taxes consistent with             ing for income that's double tax free+++
                            of Fund]             preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund      graph showing        from federal, New York State, and        and want to keep more of what you earn
                            risk/reward          New York City income taxes consis-       with income that's double or triple tax
                            of Fund]             tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Seeks high current income                You're in a high federal income tax
Tax Free Bond Fund          risk/reward          exempt from regular federal income tax   bracket or want to pay less of your
                            of Fund]             with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============------------------
                                  Money Market Fund
                               -----------------------


                                                                   Annual Report

                                                               December 31, 1997





                                                              [LOGO] MAINSTAY(R)
                                                                     FUNDS


                    OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                 Dechert Price & Rhoads
                      Legal Counsel

* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly       [LOGO]
owned subsidiary of New York Life Insurance Company.               NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Money Market Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.                                      MSAN12-02/98

[GRAPHIC]

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay New York Tax Free Fund Highlights                                     5

$10,000 Invested in the MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification of Holdings--Top 5                                             9

Quality Breakdown                                                             10

Returns & Lipper Rankings                                                     13

Portfolio of Investments                                                      14

Financial Statements                                                          16

Notes to Financial Statements                                                 20

Report of Independent Accountants                                             26

The MainStay Funds                                                            28

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more


----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,


/s/ Stephen C. Roussin


Stephen C. Roussin
January 1998


----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay New York Tax Free Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay New York Tax Free Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions, making certain fundamental investment restrictions nonfundamental, and eliminating or revising fundamental restrictions pertaining to borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay New York Tax Free Fund is presented below.

PROPOSAL 1--Election of Trustees
                             Proposed Trustee                                    For     Authority Withheld  Result
                             ----------------                                    ---     ------------------  ------
Edward J. Hogan...........................................................    1,178,537        22,755        Passed
Nancy Maginnes Kissinger..................................................    1,178,537        22,755        Passed
Donald E. Nickelson.......................................................    1,178,537        22,755        Passed
Richard S. Trutanic.......................................................    1,178,537        22,755        Passed
Harry G. Hohn.............................................................    1,178,537        22,755        Passed
Terry L. Lierman..........................................................    1,178,537        22,755        Passed
Donald K. Ross............................................................    1,178,537        22,755        Passed
Walter W. Ubl.............................................................    1,178,537        22,755        Passed
Alice T. Kane.............................................................    1,178,537        22,755        Passed
John B. McGuckian.........................................................    1,178,537        22,755        Passed
Stephen C. Roussin........................................................    1,178,537        22,755        Passed

PROPOSAL 2--Approval of Management Agreement
For - 1,138,809.33   Against - 6,074.27   Abstain - 56,404.93   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay Shields Financial Corporation
For - 1,139,906.79   Against - 23,505.24  Abstain - 37,878.23   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 247,325.00     Against - 2,677.13   Abstain - 18,028.87   Broker Non-Vote - 17,034.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 1,073,576.74   Against - 32,702.75  Abstain - 48,506.51   Broker Non-Vote - 46,506.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
                          Investment Restriction                                   For           Against      Result
                          ----------------------                                   ---           -------      ------
A1--Asset Pledges, Mortgages, Hypothecation................................    1,070,846.96     35,432.53     Passed
A2--Oil, Gas, or Mineral Lease Interests...................................    1,073,576.74     32,702.75     Passed
A3--Real Estate Limited Partnership Interests..............................    1,073,576.74     32,702.75     Passed
B1--Illiquid Securities and Resale under Rule 144A.........................    1,070,846.96     35,432.53     Passed
B4--Short Sales and Margin Transactions....................................    1,073,576.74     32,702.75     Passed
B5--Purchases to Exercise Control or Management............................    1,073,576.74     32,702.75     Passed
B6--Securities of Other Investment Companies...............................    1,073,576.74     32,702.75     Passed
C2--Borrowing Money........................................................    1,073,576.74     32,702.75     Passed
C3--Industry Concentration.................................................    1,073,576.74     32,702.75     Passed
C4--Issuing Senior Securities..............................................    1,073,576.74     32,702.75     Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 1,134,402.09   Against - 17,936.29  Abstain - 48,948.41   Result - Passed

MainStay New York Tax Free Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ]   In 1997, the municipal markets experienced their best year since 1993.

[ ] After interest rates rose at the end of March, low inflation caused yields to decline throughout the rest of the year.

[ ] Turmoil in Southeast Asian markets caused a flight to quality, which boosted Treasury and municipal bond performance.

[ ] As the nation's number one municipal issuer, New York City benefited from increases in tourism and booming business on Wall Street, but reached its municipal borrowing limit during 1997.

[ ] Improved management of New York City's workforce and resources has improved the overall impression of municipal credits.
================================================================================

--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] One-year total returns of 8.39% and 8.14% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/97.

[ ] High-coupon, short-call bonds helped boost income but detracted from total return in a declining rate environment.

[ ] Having a slightly longer-than-neutral duration in late March had a negative impact on performance, while lengthening duration through the second half of 1997 helped the Fund capture much of its total return for the year.

[ ] Both share classes underperformed the average Lipper* New York municipal debt fund, which returned 8.99% for the year.
================================================================================

----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

$10,000 Invested in the MainStay
New York Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation

CLASS A SHARES    SEC Returns: 1-Year 3.52%, 5-Year 5.74%, since inception 6.36%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 MainStay             Lehman Brothers
Year            New York Tax          Municipal Bond
End             Free Fund                 Index*                Inflation+
--------------------------------------------------------------------------------
10/1/91          $ 9,550                 $10,000                 $10,000
12/91            $ 9,749                 $10,335                 $10,051
12/92            $10,628                 $11,247                 $10,349
12/93            $11,916                 $12,628                 $10,632
12/94            $11,353                 $11,975                 $10,908
12/95            $13,167                 $14,066                 $11,192
12/96            $13,569                 $14,689                 $11,563
12/97            $14,708                 $16,038                 $11,758

[GRAPHIC] MainStay New York Tax Free Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+


CLASS B SHARES    SEC Returns: 1-Year 3.14%, 5-Year 6.26%, since inception 7.03%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 MainStay             Lehman Brothers
Year            New York Tax          Municipal Bond
End             Free Fund                 Index*                Inflation+
--------------------------------------------------------------------------------
10/1/91          $10,000                 $10,000                 $10,000
12/91            $10,208                 $10,335                 $10,051
12/92            $11,128                 $11,247                 $10,349
12/93            $12,477                 $12,628                 $10,632
12/94            $11,888                 $11,975                 $10,908
12/95            $13,751                 $14,066                 $11,192
12/96            $14,145                 $14,689                 $11,563
12/97            $15,297                 $16,038                 $11,758

----------
     The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of New York Tax Free Fund Team

NEW YORK TAX FREE FUND TEAM

James Flood and Ravi Akhoury

Domestic bond markets, including municipal bonds, benefited from positive interest rate changes over the course of 1997. Although the Federal Reserve Board moved to raise interest rates 25 basis points at the end of March, continued low inflation helped bring bond yields lower throughout the remainder of the year. The resulting increase in bond prices made 1997 the best year for New York municipal bonds since 1993.

Although stock market gains drew money away from the municipal market through the first half of the year, problems in Asian markets during the second half of 1997 caused just the reverse. As the Asian turmoil progressed, investors began to reevaluate the risk parameters of their portfolios and look for high-quality alternatives to equity investments. This flight to quality increased demand for fixed-income securities, pushing prices even higher.

As yields declined, yield spreads narrowed, increasing the difficulty of enhancing yields through maturity plays. Housing issues became less desirable as yields declined and prepayment risk increased. With more than 50% of the municipal market now in AAA-rated or insured credits, competition for yield-enhancing securities has greatly increased.

In New York State, there were no political upsets or issuer problems that adversely affected the municipal market. On the contrary, improved management of New York City's work force and resources helped improve the overall perception of municipal bonds throughout the state. During 1997, New York City reached its municipal borrowing limit, so an alternative authority, the New York City Transitional Finance Authority, was established.

Given this context, how did the MainStay New York Tax Free Fund do in 1997?

For the year ended 12/31/97, the MainStay New York Tax Free Fund returned 8.39% and 8.14% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes slightly underperformed the average Lipper* New York municipal debt fund, which returned 8.99% for the year.


[GRAPHIC]

Basis Point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Yield spread
------------

The difference in yield between securities in different market sectors, such as Treasury securities and municipal bonds--or between different securities in a single sector, such as municipal bonds with different credit ratings.


----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

Insured credits
---------------

Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

Duration
--------

A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Total return
------------

The performance of an investment with all income and capital gains reinvested.


YEAR-BY-YEAR PERFORMANCE

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS A SHARES

                               Total
Year                          Return
End                             %
------------------------------------
12/91                          2.08
12/92                          9.01
12/93                         12.11
12/94                         (4.71)
12/95                         15.97
12/96                          3.06
12/97                          8.39

See footnote * on page 13 for more information on performance.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS B SHARES

                               Total
Year                          Return
End                             %
------------------------------------
12/91                          2.08
12/92                          9.01
12/93                         12.11
12/94                         (4.71)
12/95                         15.67
12/96                          2.86
12/97                          8.14

Returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94. See footnote * on page 13 for more information on performance.


What were the major contributors to the Fund's performance during the year?

Duration is the most important factor in municipal bond management. Believing that inflation would remain low and economic growth modest, we lengthened the duration of the Fund around the time that the Federal Reserve Board moved to raise interest rates, which negatively impacted the Fund in the first half of the year. We quickly retreated to a neutral position, but began to lengthen the Fund's duration again as our previous assessment began to be fulfilled in the second half of the year. As yields declined, we continued to lengthen the Fund's duration in November and December, which helped the Fund capture most of its total return for the year. Zero-coupon bonds and bonds with 5.00% coupons or

DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                 Percent
                                                                 -------
Transportation                                                    12.8%
Water Utility                                                     10.4%
Other Revenue                                                     11.7%
County/City/Special District - General Obligation                 12.8%
Hospital/Nursing Home                                             17.5%
All Other                                                         34.8%

Actual percentage will vary over time.


less were among the Fund's longest-duration securities and did very well.

Were there other factors that influenced performance?

Obviously, the larger economic picture had a major impact on the Fund and New York municipal bonds in general. The troubles in Asian markets benefited the Fund by increasing demand for high-quality securities and helping quell any inflation concerns that may have been brewing. Since the full impact of the Asian turmoil hasn't yet been seen, it may have more positive effects in the future as inflation continues to slow in the months ahead. While a number of industries may be negatively impacted, the municipal market certainly benefited as lower inflation expectations caused interest rates to decline.

How did supply and demand affect the portfolio?

Supply and demand dynamics varied with market conditions. With the possible exception of March and April, demand for equities was drawing money away from municipal bonds in the first half of 1997, which had a negative impact on performance. In the second half of the year, investors became increasingly serious about risk and decided to pursue higher-quality bond investments, which had a positive impact on demand and on the Fund. As New York City reached its municipal borrowing limit, short supply among New York City general obligation bonds presented some profit opportunities for the Fund. An alternative authority, the New York City Transitional Finance Authority, was established to handle the City's needs and their new issues did very well. In the fourth quarter, new issuance increased as more municipalities came to market hoping to take advantage of lower rates.

Were you pursuing high quality in the Fund's investments throughout the year?

The overall quality rating of the Fund's investment portfolio remains AA, which is high. The Fund seeks a high level of tax-free income for residents of New York


[GRAPHIC]

Supply and demand
-----------------

In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

[GRAPHIC]

State and New York City. Since the highest-rated securities offer the lowest yields, we need to take a balanced approach to risk and return within the Fund's prospectus guidelines.

At year end, roughly 50% of the Fund's assets were invested in AAA-rated bonds, 15% were in AA-rated bonds, 15% were in bonds rated A, and 20% were in bonds rated BBB. As you can see from this mix, we have placed less emphasis on AA and A bonds. There are a couple of reasons for this. First, with the increased issuance of insured bonds, over half the municipal securities available in New York are now rated AAA or insured credits. So there's less available in the AA and A categories. More importantly, we need to assess whether the increase in yield offered in these categories justifies the increase in risk. By and large, it's the BBB credits that offer the most attractive risk and return characteristics outside of the AAA and insured-credit category. So while the Fund as a whole has pursued quality, we've also emphasized lower-quality investment-grade bonds in a portion of the portfolio to enhance yields.

Are there many attractive issues in the BBB category?

Unfortunately, the supply is limited. And we're not the only Fund managers that are competing for yield. The result has been increasing competition for lower-rated securities with yield advantages, which has caused the opportunities to become fewer over time. Some managers find yield opportunities among below investment-grade municipals, but the MainStay New York Tax Free Fund may not invest in these securities. BBB-rated hospital issues had a positive impact on the Fund's investment portfolio, and they continue to be among the Fund's more productive securities.

Besides concentrating on higher-quality securities, what else did you do to protect investors against risk?

The Fund used broad diversification by geographic location and types of municipal securities to help reduce the impact of an upset in any one location or market sector. At year end 1997, the Fund was invested from Niagara Falls, Nassau County, and New York City to Albany, Port Jervis, and


QUALITY BREAKDOWN AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                                                                     Percent
                                                                     -------
AAA                                                                   50.2%
AA                                                                    14.9%
A                                                                     15.6%
BBB                                                                   19.9%
Cash, Equivalents & Other Assets, less Liabilities                    (0.6%)

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

the Upper Mohawk Valley. It also diversified with Puerto Rican bonds, which may offer federal, state, and local tax advantages to New York residents. In addition, the Fund's sector diversification included everything from bridges, tunnels, schools, and health care facilities to water, dormitories, sewers, transportation, the environment, energy, and urban development bonds.

Were there other ways the Fund was diversified?

Yes, we bought a variety of coupons and maturities to help reduce the likelihood of a major impact if a certain coupon or maturity goes out of favor.

What were some of the Fund's most significant purchases in 1997?

The Fund bought a wide variety of securities during the year, each contributing proportionately to the overall performance.

In February, the Fund bought Niagara Falls Bridge Commission Toll Revenue 5 1/4% bonds maturing in 2015, which were noncallable and offered a long duration, which was good for the Fund. Other long-duration purchases were New York City Water and Sewer Systems Revenue 5 1/8% bonds maturing in 2022, Upper Mohawk Valley Regional Water bonds with the same coupon and a 2026 maturity, and perhaps our largest purchase, New York City Transitional Finance Authority 5.00% bonds of 2027. As interest rates declined throughout the second half of the year, all of these bonds were strong performers.

Which securities did you sell during the year?

Again, the Fund had a variety of sales, and for a variety of reasons. In July, the Fund sold some New York general obligation 5.80% bonds due 2026 at what we thought was an attractive price, but they performed well after the Fund sold them. The same was true of New York Brooklyn Union Gas 5.50% bonds due 2021 that the Fund sold around the same time. In May, we sold some New York and New Jersey Port Authority 5 1/8% bonds due 2014, and in July, the Fund sold some Puerto Rico Commonwealth 5.00% bonds due 2015. Both were long-duration bonds, which might have been good to hold, but the proceeds allowed us to make other purchases that we felt were positive for the Fund. In the first half of the year, the Fund benefited from prerefundings in New York State Medical Care Facilities bonds and a New York City general obligation bond. The Fund sold these prerefunded bonds due to the positive impact they would have on the portfolio.

What exactly is prerefunding?

Most bonds carry a provision that allows the issuer to call the bonds, generally about 10 years after issuance. If the issuer wants to refinance outstanding debt to take advantage of lower interest rates before the call date, the bonds can be prerefunded. In a prerefunding, the issuer will issue new bonds and use the proceeds to purchase Treasury securities that mature near the same date as the original issues' call date. The securities are placed in an escrow account that will be used to pay the interest until the first call date at which time the principal is paid. The effect of the entire process for the bondholder is a large gain because the municipals are in effect tax-free Treasury bonds whose maturity has been reduced by more than 20 years in many cases.


[GRAPHIC]

[GRAPHIC]

Past performance is no guarantee of future results.


Which bonds didn't perform well for the Fund?

The Fund held a number of high-coupon short-call bonds that helped provide attractive yields and maintain the Fund's dividend in a declining rate environment. But since the bonds were so close to their 1998 call dates, they performed more like short-term securities, which detracted from performance, particularly when bonds with greater call protection rallied. Among the names that fell into this category were Triborough Bridge and Tunnel Authority 8 1/8% bonds due 2012, Puerto Rico Commonwealth Infrastructure 7.90% bonds due 2007, New York State Medical Care 8 7/8% bonds due in the same year, and New York State Nursing Home 8.00% bonds due 2028. There were others, but that gives you a sampling.

What can be done to protect against call risk?

We're continually looking at call risk as we evaluate securities for the Fund. Generally, we seek to extend call protection as we purchase new bonds for the Fund.

Why didn't you just sell the short-call bonds?

With municipal coupons near or over 8.00% in a market where the average coupons were considerably lower and already declining, it would be difficult to replace these bonds. On balance, we were willing to forego total return for the income potential these securities offered. And while they underperformed, we believe having them in the Fund was positive in helping maintain the dividend throughout the year.

What could you have done better in 1997?

In hindsight, we could have made better duration moves in the second quarter, held more zero-coupon and noncallable bonds, and had more BBB securities. We were also a little light in New York City during the year, and those bonds rallied in the second half of the year. We could have had a heavier weighting there. But given how things looked as we proceeded through the year, we're pleased with the way we managed both risk and reward and feel that the Fund's performance was competitive in a challenging year.

How was the Fund weighted at year end?

The Fund was overweighted in BBB hospitals and underweighted in housing and utilities. We were concerned that utility deregulation could play havoc with bond prices, and in a declining rate environment, we tried to avoid housing issues which were increasingly subject to prepayment risk.

What's your outlook for the future?

We believe that declining inflation should be good for the bond markets, but recognize that lower rates and tighter spreads make it more difficult to find new opportunities. In this environment, we will continue to focus on quality, while seeking appropriate and competitive yields. At year end, municipals appeared to be inexpensive relative to Treasuries, and we believe New York municipal bonds may outperform government bonds in 1998.

Ravi Akhoury
James Flood
Portfolio Managers

Returns & Lipper Rankings as of 12/31/97

---------------------------------------------------------------------------------
Fund average annual total returns*
=================================================================================
                      1 year         5 years        Life of Fund through 12/31/97
Class A               8.39%          6.72%                     7.15%
Class B               8.14%          6.57%                     7.03%
=================================================================================

---------------------------------------------------------------------------------
Fund SEC returns*
=================================================================================
                      1 year         5 years        Life of Fund through 12/31/97
Class A               3.52%          5.74%                     6.36%
Class B               3.14%          6.26%                     7.03%
=================================================================================

---------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
=================================================================================
                      1 year         5 years        Life of Fund through 12/31/97
Class A               77 out of      25 out of                 28 out of
                      95 funds       45 funds                  41 funds
Class B               84 out of        n/a                         n/a
                      95 funds
Average Lipper
NY municipal
debt fund             8.99%          6.61%                        7.30%
=================================================================================

---------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
=================================================================================
                  NAV 12/31/97           Income             Capital Gains
Class A               $10.09             $0.4930               $0.1361
Class B               $10.03             $0.4535               $0.1361
=================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be terminated or revised at any time. Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering through 12/31/97. Class B shares were first offered to the public on 1/3/95; Class A shares on 10/1/91.


[GRAPHIC]

MainStay New York Tax Free Fund

                                                       Principal
                                                         Amount                  Value
                                                       ==================================
LONG-TERM MUNICIPAL BONDS (100.6%)+

NEW YORK (97.4%)
Battery Park City Authority Revenue
   Series A
   5.50%, due 11/1/26...........................       $  900,000             $   928,125
Nassau County General Obligation
   Series T
   5.20%, due 9/1/15............................          650,000                 659,750
New York City General Obligation
   Series D
   5.25%, due 8/1/21............................          300,000                 294,000
   Series C
   7.20%, due 8/15/15...........................          355,000                 385,619
   7.50%, due 8/1/20............................           25,000                  28,219
   Series F
   8.20%, due 11/15/04..........................           95,000                 108,538
New York City Industrial Development
   Agency Revenue
   Brooklyn Navy Yard Cogen Partners
   5.75%, due 10/1/36 (a).......................          750,000                 754,688
New York City Municipal
   Finance Authority, Water and Sewer
   Systems Revenue, Series A
   5.125%, due 6/15/22..........................          875,000                 865,156
New York City Transitional
   Finance Authority Revenue
   Series A
   5.00%, due 8/15/27...........................        1,400,000               1,359,750
New York State Dormitory Authority
   Revenue,
   Manhattanville
   (zero coupon), due 7/1/19....................        2,175,000                 725,906
   (zero coupon), due 7/1/21....................        1,175,000                 353,969
   Park Ridge Housing Income Project
   7.85%, due 2/1/29 (b)........................          800,000                 843,152
   State Service Contract, Albany County
   5.25%, due 4/1/17............................          800,000                 789,000
New York State Energy Research &
   Development Authority
   Electric Co. Facilities Revenue
   Con Edison, Project B
   9.25%, due 9/15/22 (a).......................           45,000                  45,900
New York State Environmental
   Facilities Corp. Pollution Control
   Revenue, State Water
   Series A
   4.65%, due 6/15/07...........................          395,000                 403,394
New York State Housing Finance
   Agency Service Contract Obligation
   Revenue, Series A
   7.65%, due 3/15/05...........................           60,000                  66,750
New York State Local Government
   Assistance Corp.
   (zero coupon), due 4/1/14....................        1,500,000                 660,000
New York State Medical Care Facilities
   Finance Agency Revenue
   7.375%, due 8/15/19..........................          400,000                 425,000
   7.50%, due 2/15/21...........................          315,000                 348,862
   7.80%, due 2/15/19...........................          310,000                 327,825
   7.875%, due 8/15/20..........................           55,000                  60,706
   8.875%, due 8/15/07..........................          455,000                 465,806
   Hospital & Nursing Home
   8.00%, due 2/15/28 (b).......................        1,000,000               1,043,570
   St. Francis Hospital of Roslyn
   Project A
   7.625%, due 11/1/21 (b)......................        1,035,000               1,087,060
New York State Urban Development
   Corp. Revenue
   5.375%, due 7/1/22...........................          900,000                 913,500
Niagara Falls, New York, Bridge
   Commission Toll Revenue
   Series B
   5.25%, due 10/1/15...........................          715,000                 743,600
Orange County General Obligation
   5.125%, due 9/1/20...........................          900,000                 904,500
Port Authority of New York &
   New Jersey Consolidated Bonds
   Series 111
   5.00%, due 10/1/22...........................          725,000                 716,844
   Series 52
   9.00%, due 11/1/14...........................          150,000                 162,938
Port Jervis Industrial Development
   Authority, Franciscan Health
   Partnership
   5.50%, due 11/1/16...........................          800,000                 802,000
Triborough Bridge & Tunnel Authority
   of New York, General Purpose
   Revenue, Series L
   8.125%, due 1/1/12...........................          850,000                 867,000
Upper Mohawk Valley Regional Water
   Finance Authority, New York Water
   Systems Revenue
   Series A
   5.125%, due 10/1/26..........................          750,000                 741,562
                                                                              -----------
                                                                               18,882,689
                                                                              -----------

----------
+    Percentages indicated are based on Fund net assets.

       The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14

Portfolio of Investments  December 31, 1997

                                                       Principal
                                                         Amount                  Value
                                                       ==================================
LONG-TERM MUNICIPAL BONDS (Continued)

PUERTO RICO (3.2%)
Puerto Rico Commonwealth
   Infrastructure Special Financing
   Authority, Series A
   7.90%, due 7/1/07............................       $  600,000             $   623,658
                                                       ----------             -----------
Total Long-Term Municipal Bonds
   (Cost $19,030,371)...........................                               19,506,347
                                                                              -----------
SHORT-TERM INVESTMENTS (2.0%)

New York City General Obligation
   Series B
   2.65%, due 8/15/05 (c).......................          100,000                 100,000
New York State Energy Research &
   Development Authority
   Pollution Control Revenue
   Electric & Gas, Series B
   4.00%, due 2/1/29 (c)........................          300,000                 300,000
                                                                              -----------
Total Short-Term Investments
   (Cost $400,000)..............................                                  400,000
                                                                              -----------
Total Investments
   (Cost $19,430,371) (d).......................            102.6%             19,906,347(e)
Liabilities in Excess of
   Cash and Other Assets........................             (2.6)               (508,031)
                                                       ----------             -----------
Net Assets......................................            100.0%            $19,398,316
                                                       ==========             ===========

----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b)  Segregated as collateral for futures contracts.
(c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1997, net unrealized appreciation was $475,976, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $723,077 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $247,101.

       The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $19,430,371) ................................    $ 19,906,347
Receivables:
  Investment securities sold ....................................................................       1,324,477
  Interest ......................................................................................         310,429
  Fund shares sold ..............................................................................           3,054
                                                                                                     ------------
   Total assets .................................................................................      21,544,307
                                                                                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased ...............................................................       2,009,753
  Custodian .....................................................................................          85,454
  MainStay Management ...........................................................................           5,409
  NYLIFE Distributors ...........................................................................           5,233
  Transfer agent ................................................................................           3,246
  Fund shares redeemed ..........................................................................           1,467
  Trustees ......................................................................................             127
Accrued expenses ................................................................................          35,302
                                                                                                     ------------
   Total liabilities ............................................................................       2,145,991
                                                                                                     ------------
Net assets ......................................................................................    $ 19,398,316
                                                                                                     ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A .......................................................................................    $     13,685
  Class B .......................................................................................           5,569
Additional paid-in capital ......................................................................      18,920,687
Accumulated net realized loss on investments ....................................................         (17,601)
Unrealized appreciation on investments ..........................................................         475,976
                                                                                                     ------------
Net assets ......................................................................................    $ 19,398,316
                                                                                                     ============
CLASS A
Net assets applicable to outstanding shares .....................................................    $ 13,813,811
                                                                                                     ============
Shares of beneficial interest outstanding .......................................................       1,368,482
                                                                                                     ============
Net asset value per share outstanding ...........................................................    $      10.09
Maximum sales charge (4.50% of offering price) ..................................................            0.48
                                                                                                     ------------
Maximum offering price per share outstanding ....................................................    $      10.57
                                                                                                     ============
CLASS B
Net assets applicable to outstanding shares .....................................................    $  5,584,505
                                                                                                     ============
Shares of beneficial interest outstanding .......................................................         556,922
                                                                                                     ============
Net asset value and offering price per share outstanding ........................................    $      10.03
                                                                                                     ============

       The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest......................................................................     $1,156,690
                                                                                     ----------
Expenses:
  Service.......................................................................         47,242
  Shareholder communication.....................................................         40,389
  Administration................................................................         38,604
  Advisory......................................................................         38,604
  Transfer agent................................................................         34,078
  Professional..................................................................         22,200
  Custodian.....................................................................         18,991
  Management....................................................................         17,276
  Distribution--Class B..........................................................        11,843
  Registration..................................................................            950
  Trustees......................................................................            441
  Miscellaneous.................................................................          8,114
                                                                                     ----------
   Total expenses before reimbursement..........................................        278,732
Expense reimbursement from Adviser and Administrator or Manager.................        (32,571)
                                                                                     ----------
   Net expenses.................................................................        246,161
                                                                                     ----------
Net investment income...........................................................        910,529
                                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.........................................................        502,300
  Futures transactions..........................................................       (112,960)
                                                                                     ----------
Net realized gain on investments................................................        389,340
                                                                                     ----------
Net change in unrealized appreciation on investments:
  Security transactions.........................................................        215,003
  Futures transactions..........................................................         (1,125)
                                                                                     ----------
Net unrealized gain on investments..............................................        213,878
                                                                                     ----------
Net realized and unrealized gain on investments.................................        603,218
                                                                                     ----------
Net increase in net assets resulting from operations............................     $1,513,747
                                                                                     ==========


       The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                              Year ended          Year ended
                                                                                             December 31,        December 31,
                                                                                                 1997                1996
                                                                                             ------------        ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income ................................................................     $    910,529        $    978,259
  Net realized gain on investments .....................................................          389,340             178,029
  Net change in unrealized appreciation on investments .................................          213,878            (553,341)
                                                                                             ------------        ------------
  Net increase in net assets resulting from operations .................................        1,513,747             602,947
                                                                                             ------------        ------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .............................................................................         (695,736)           (860,400)
   Class B .............................................................................         (218,110)           (132,523)
  From net realized gain on investments:
   Class A .............................................................................         (184,623)                 --
   Class B .............................................................................          (73,041)                 --
                                                                                             ------------        ------------
     Total dividends and distributions to shareholders .................................       (1,171,510)           (992,923)
                                                                                             ------------        ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .............................................................................          542,479             714,259
   Class B .............................................................................        1,935,502           2,775,763
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A .............................................................................          375,244             326,939
   Class B .............................................................................          184,143              87,529
                                                                                             ------------        ------------
                                                                                                3,037,368           3,904,490
  Cost of shares redeemed:
   Class A .............................................................................       (2,924,796)         (3,316,131)
   Class B .............................................................................         (728,335)           (362,803)
                                                                                             ------------        ------------
     Increase (decrease) in net assets derived from capital share transactions .........         (615,763)            225,556
                                                                                             ------------        ------------
     Net decrease in net assets ........................................................         (273,526)           (164,420)
NET ASSETS:
Beginning of year ......................................................................       19,671,842          19,836,262
                                                                                             ------------        ------------
End of year ............................................................................     $ 19,398,316        $ 19,671,842
                                                                                             ============        ============
Accumulated undistributed net investment income ........................................     $         --        $      3,279
                                                                                             ============        ============


       The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                              Class A
                                                                                                  ----------------------------------
                                  Class A     Class B    Class A    Class B    Class A   Class B  September 1
                                  -------     -------    -------    -------    -------   -------    through     Year ended August 31
                                      Year ended            Year ended            Year ended      December 31   --------------------
                                  December 31, 1997      December 31, 1996     December 31, 1995     1994*       1994         1993
                                  ------------------    ------------------    ------------------    -------     -------     --------

Net asset value at
  beginning of period .........     $9.91      $9.84     $10.12     $10.02      $9.20      $9.20      $9.58      $10.43       $9.95
                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Net investment income .........      0.49       0.45       0.50       0.45       0.52       0.59       0.19        0.56        0.60
Net realized and
  unrealized gain (loss)
  on investments ..............      0.32       0.33      (0.21)     (0.18)      0.91       0.82      (0.39)      (0.59)       0.54
                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Total from investment
  operations ..................      0.81       0.78       0.29       0.27       1.43       1.41      (0.20)      (0.03)       1.14
                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Less dividends and
  distributions:
From net investment
  income ......................     (0.49)     (0.45)     (0.50)     (0.45)     (0.51)     (0.59)     (0.18)      (0.57)      (0.65)
From net realized gain
  on investments ..............     (0.14)     (0.14)        --         --         --         --         --       (0.25)      (0.01)
                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Total dividends and
  distributions ...............     (0.63)     (0.59)     (0.50)     (0.45)     (0.51)     (0.59)     (0.18)      (0.82)      (0.66)
                                  -------     ------    -------     ------    -------     ------    -------     -------     -------
Net asset value at end
  of period ...................    $10.09     $10.03      $9.91      $9.84     $10.12     $10.02      $9.20       $9.58      $10.43
                                  =======     ======    =======     ======    =======     ======    =======     =======     =======
Total investment return (a)         8.39%       8.14%      3.06%      2.86%     15.97%     15.67%     (2.11%)     (0.35%)     11.88%
Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income ..................      4.88%      4.63%       5.0%       4.7%       5.4%       5.1%       6.1%+       5.7%        6.0%
     Net expenses .............      1.24%      1.49%      1.24%      1.49%      1.24%      1.49%      0.99%+      0.99%       0.98%
     Expenses (before
      reimbursement) ..........      1.41%      1.66%       1.4%       1.6%       1.4%       1.6%       1.2%+       1.1%        1.2%
Portfolio turnover rate .......       212%       212%       114%       114%       114%       114%        39%        169%        131%
Net assets at end of
  period (in 000's)  ..........   $13,814     $5,585    $15,572     $4,100    $18,248     $1,588    $17,106     $17,862     $15,665

----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

       The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay New York Tax Free Fund

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Notes to Financial Statements

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

MainStay New York Tax Free Fund

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration of Credit Risk. The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York and the Commonwealth of Puerto Rico.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the average daily net assets of the Fund. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% of the average daily net assets of the Class A and Class B shares, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund and had voluntarily agreed to reimburse the expenses for the Fund to

Notes to Financial Statements continued

the extent that operating expenses would exceed 1.24% and 1.49% of the average daily net assets of the Class A and Class B shares, respectively. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997, and the expense reimbursements also remain the same as prior to that date. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $38,604 and each reimbursed the Fund $13,579. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $17,276 and reimbursed the Fund $5,413.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.25% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge on sales of Class A Fund shares was $2,297 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $2,531 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS

MainStay New York Tax Free Fund

acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $22,793 and $607, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1997, NYLIFE Distributors and NYLIFE Securities, an indirect wholly owned subsidiary of New York Life, beneficially held shares of Class A with a net asset value of $5,039,848 and $100,900, respectively, which represents 36.5% and 0.7%, respectively, of the Class A net assets at year end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $625 for the year ended December 31, 1997.

Note 4--Federal Income Tax:

The Fund utilized $148,114, the remaining balance of its capital loss carryforward, during the current year. Additionally, the Fund intends to elect, to the extent provided by the regulations, to treat $17,689 of qualifying capital losses that arose during the year as if they arose on January 1, 1998.

Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $39,118 and $39,493, respectively.

Note 6--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

Notes to Financial Statements continued


Note 7--Capital Share Transactions (in 000's):

                                                                                Year ended December 31
                                                                              1997                  1996
                                                                        -----------------     ------------------
                                                                        Class A   Class B     Class A    Class B
                                                                        -------   -------     -------    -------
Shares sold.........................................................       55       195          73        286
Shares issued in reinvestment of dividends..........................       37        18          33          9
                                                                         ----       ---        ----        ---
                                                                           92       213         106        295
Shares redeemed.....................................................     (294)      (73)       (338)       (37)
                                                                         ----       ---        ----        ---
Net increase (decrease).............................................     (202)      140        (232)       258
                                                                         ====       ===        ====        ===

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay New York Tax Free Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1998

                       This page intentionally left blank

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar
                            graph showing        Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   risk/reward          of companies in expanding markets        and are willing to accept a higher
                            of Fund]             with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph showing        the makeup and returns of the            participate in the growth potential
                            risk/reward          S&P 500*                                 of stocks with the protection of a
                            of Fund]                                                      principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph showing        international stock markets with         of international equities or want to
                            risk/reward          an emphasis on risk control              add diversification to your domestic
                            of Fund]                                                      investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       risk/reward          a special blend of capital               may offer growth potential if converted
                            of Fund]             appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph showing        return from common stocks,               have undervalued and you want to
                            risk/reward          convertible securities, and high-yield   manage risk through multimarket
                            of Fund]             corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Balances current income with growth      You seek a combination of income and
Total Return Fund           risk/reward          opportunities by investing in stocks,    growth potential and want to manage
                            of Fund]             bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph showing        Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  risk/reward          attractive dividends and a stimulus      securities which may have more poten-
                            of Fund]             for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar
                             graph showing       Seeks a high level of current income     You are seeking to combine high
Government Fund              risk/reward         consistent with safety of principal      current income and safety of principal
                             of Fund]            primarily from U.S. government
                                                 securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph showing       An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/reward         fund that is actively managed for        and can accept the higher risk of
                             of Fund]            maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph showing       non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward         risk control                             diversification to your domestic
                             of Fund]                                                     investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph showing       preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward         liquidity, with free checkwriting**      ning to spend or invest in the near future
                             of Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph showing       tive overall return by investing in      higher income and overall return by
                             risk/reward         a diversified portfolio of domestic      investing in multiple bond market
                             of Fund]            and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund     graph showing       from both federal and California         keep more of what you earn by invest-
                             risk/reward         income taxes consistent with             ing for income that's double tax free+++
                             of Fund]            preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You're a New York State or City resident
NEW YORK TAX FREE FUND       graph showing       from federal, New York State, and        and want to keep more of what you earn
                             risk/reward         New York City income taxes consis-       with income that's double or triple tax
                             of Fund]            tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph showing       Seeks high current income                You're in a high federal income tax
Tax Free Bond Fund           risk/reward         exempt from regular federal income tax   bracket or want to pay less of your
                             of Fund]            with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============-----------------------
                                  New York Tax Free Fund
                               ----------------------------



                                                                   Annual Report

                                                               December 31, 1997






   [LOGO] MAINSTAY(R)
          FUNDS



                      OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                     Dechert Price & Rhoads
                         Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R)
      FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly      [LOGO]
owned subsidiary of New York Life Insurance Company.              NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay New York Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.

[GRAPHIC]                                                           MSAN13-02/98

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Tax Free Bond Fund Highlights                                         5

$10,000 Invested in the MainStay Tax
Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by State--Top 5                                                9

Quality Breakdown                                                             10

Returns & Lipper Rankings                                                     13

Top 10 Holdings                                                               14

Portfolio of Investments                                                      15

Financial Statements                                                          20

Notes to Financial Statements                                                 24

Report of Independent Accountants                                             29

The MainStay Funds                                                            30

--------------------------------------------------------------------------------
[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more

----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,

/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998


----------
++    Source: Investment Company Institute, 1997.

(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Tax Free Bond Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Tax Free Bond Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to issuer concentration, borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Tax Free Bond Fund is presented below.


PROPOSAL 1--Election of Trustees
                             Proposed Trustee                                   For     Authority Withheld   Result
                             ----------------                                   ---     ------------------   ------
Edward J. Hogan...........................................................   25,662,791     1,323,038        Passed
Nancy Maginnes Kissinger..................................................   25,662,791     1,323,038        Passed
Donald E. Nickelson.......................................................   25,662,791     1,323,038        Passed
Richard S. Trutanic.......................................................   25,662,791     1,323,038        Passed
Harry G. Hohn.............................................................   25,662,791     1,323,038        Passed
Terry L. Lierman..........................................................   25,662,791     1,323,038        Passed
Donald K. Ross............................................................   25,662,791     1,323,038        Passed
Walter W. Ubl.............................................................   25,662,791     1,323,038        Passed
Alice T. Kane.............................................................   25,662,791     1,323,038        Passed
John B. McGuckian.........................................................   25,662,791     1,323,038        Passed
Stephen C. Roussin........................................................   25,662,791     1,323,038        Passed

PROPOSAL 2--Approval of Management Agreement
For - 24,824,515.35   Against - 469,871.25   Abstain - 1,691,440.91   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay
Shields Financial Corporation
For - 24,866,298.37   Against - 405,760.22   Abstain - 1,713,768.92   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 23,708,689.92   Against - 474,916.02   Abstain - 1,874,877.07   Broker Non-Vote - 356,345.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 24,085,298.14   Against - 560,118.31   Abstain - 1,956,683.07   Broker Non-Vote - 383,729.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
                          Investment Restriction                                  For           Against      Result
                          ----------------------                                  ---           -------      ------
A1--Asset Pledges, Mortgages, Hypothecation................................   24,079,135.13    566,281.31     Passed
A2--Oil, Gas, or Mineral Lease Interests...................................   24,048,337.12    597,079.33     Passed
A3--Real Estate Limited Partnership Interests..............................   24,058,873.12    586,543.32     Passed
C1--Issuer Concentration...................................................   24,078,539.13    566,877.31     Passed
C2--Borrowing Money........................................................   24,048,154.12    597,262.33     Passed
C3--Industry Concentration.................................................   24,069,843.13    575,573.31     Passed
C4--Issuing Senior Securities..............................................   24,039,480.11    605,936.33     Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent
Certified Public Accountants of the Trust
For - 25,199,622.55   Against - 141,798.08   Abstain - 1,644,406.88   Result - Passed

MainStay Tax Free Bond Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ]  In 1997, the municipal markets experienced their best year since 1993.

[ ] After interest rates rose at the end of March, low inflation caused yields to decline throughout the rest of the year.

[ ] Turmoil in Southeast Asian markets caused a flight to quality, which boosted Treasury and municipal bond performance.

[ ] Continued issuance of insured municipal debt increased the level of uniformity across the municipal market and made it more difficult to find attractively priced yield-enhancing securities.
================================================================================


--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] One-year total returns of 9.02% and 8.80% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/97.

[ ] High-coupon, short-call bonds helped boost income but detracted from total return in a declining rate environment.

[ ] Having a slightly longer-than-neutral portfolio duration in late March had a negative impact on performance, while lengthening the portfolio's duration through the second half of 1997 helped the Fund capture much of its total return for the year.

[ ] Both share classes underperformed the average Lipper* municipal debt fund, which returned 9.11% for the year.
================================================================================

----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

$10,000 Invested in the MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation


CLASS A SHARES   SEC Returns: 1-Year 4.11%, 5-Year 5.18%, 10-Year 6.58%

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                         Lehman Brothers
               MainStay Tax Free            Municipal
Date               Bond Fund               Bond Index*         Inflation+
--------------------------------------------------------------------------------
12/87               $ 9,550                  $10,000             $10,000
12/88               $10,387                  $11,016             $10,441
12/89               $11,153                  $12,205             $10,925
12/90               $11,675                  $13,094             $11,608
12/91               $12,947                  $14,684             $11,954
12/92               $14,036                  $15,979             $12,308
12/93               $15,495                  $17,941             $12,645
12/94               $14,562                  $17,014             $12,974
12/95               $16,747                  $19,984             $13,311
12/96               $17,355                  $20,870             $13,752
12/97               $18,920                  $22,787             $13,984

[GRAPHIC] MainStay Tax Free Bond Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+


CLASS B SHARES   SEC Returns: 1-Year 3.80%, 5-Year 5.70%, 10-Year 7.01%

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                         Lehman Brothers
               MainStay Tax Free            Municipal
Date               Bond Fund               Bond Index*         Inflation+
--------------------------------------------------------------------------------
12/87               $10,000                 $10,000             $10,000
12/88               $10,876                 $11,016             $10,441
12/89               $11,679                 $12,205             $10,925
12/90               $12,225                 $13,094             $11,608
12/91               $13,557                 $14,684             $11,954
12/92               $14,698                 $15,979             $12,308
12/93               $16,225                 $17,941             $12,645
12/94               $15,248                 $17,014             $12,974
12/95               $17,514                 $19,984             $13,311
12/96               $18,098                 $20,870             $13,752
12/97               $19,690                 $22,787             $13,984

[GRAPHIC] MainStay Tax Free Bond Fund

[GRAPHIC] Lehman Brothers Municipal Bond Index*

[GRAPHIC] Inflation+


----------
     The Class A graph assumes an initial investment of $10,000 made on 12/31/87 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from 12/31/87 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Tax Free Bond Fund Team

TAX FREE BOND FUND TEAM

James Flood and Ravi Akhoury

Domestic bond markets, including municipal bonds, benefited from positive interest rate changes over the course of 1997. Although the Federal Reserve Board moved to raise interest rates 25 basis points at the end of March, continued low inflation helped bring bond yields lower throughout the remainder of the year. The resulting increase in bond prices made 1997 the best year for municipal bonds since 1993.

Although stock market gains drew money away from the municipal market through the first half of the year, problems in Asian markets during the second half of 1997 caused just the reverse. As the Asian turmoil progressed, investors began to reevaluate the risk parameters of their portfolios and look for high-quality alternatives to equity investments. This flight to quality increased demand for fixed-income securities, pushing prices even higher.

As yields declined, yield spreads narrowed, increasing the difficulty of enhancing yields through maturity plays. Housing issues became less desirable as yields declined and prepayment risk increased. With more than 50% of the municipal market now in AAA-rated or insured credits, competition for yield-enhancing securities has greatly increased.

Given this context, how did the MainStay Tax Free Bond Fund do in 1997?

For the year ended 12/31/97, the MainStay Tax Free Bond Fund returned 9.02% and 8.80% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes slightly underperformed the average Lipper* general municipal debt fund, which returned 9.11% for the year.

What were the major contributors to the Fund's performance during the year?

Duration is the most important factor in municipal bond management. Believing that inflation would remain low and economic growth modest, we lengthened the duration of the Fund around the time that the Federal Reserve Board moved to raise interest rates, which negatively impacted the Fund in the first half of the year. We quickly retreated to a neutral position, but began to lengthen the Fund's duration again as our previous assessment began to


[GRAPHIC]

Basis Point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.


Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.


Yield spread
------------
The difference in yield between securities in different market sectors, such as Treasury securities and municipal bonds--or between different securities in a single sector, such as municipal bonds with different credit ratings.


----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

Insured credits
---------------
Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.


Duration
--------
A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


Total return
------------
The performance of an investment with all income and capital gains reinvested.


YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                              Total
    Year                      Return
    end                         %
------------------------------------------
     12/86                     6.01
     12/87                     0.58
     12/88                     8.77
     12/89                     7.38
     12/90                     4.68
     12/91                    10.89
     12/92                     8.41
     12/93                    10.39
     12/94                    (6.02)
     12/95                    15.00
     12/96                     3.63
     12/97                     9.02

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 13 for more information on performance.


CLASS B SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                              Total
    Year                      Return
    end                         %
------------------------------------------
     12/86                     6.01
     12/87                     0.58
     12/88                     8.77
     12/89                     7.38
     12/90                     4.68
     12/91                    10.89
     12/92                     8.41
     12/93                    10.39
     12/94                    (6.02)
     12/95                    14.86
     12/96                     3.33
     12/97                     8.80

See footnote * on page 13 for more information on performance.


be fulfilled in the second half of the year. As yields declined, we continued to lengthen the Fund's duration in November and December, which helped the Fund capture most of its total return for the year. Zero-coupon bonds and bonds with 5.00% coupons or less were among the Fund's longest duration securities and did very well.

Were there other factors that influenced performance?

Obviously, the larger economic picture had a major impact on the Fund and municipal bonds in general. The troubles in Asian markets benefited the Fund by increasing demand for high-quality securities and

DIVERSIFICATION BY STATE--TOP 5 AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                                  Percent
                                  -------
California                         17.9%
New York                           13.5%
Texas                               9.6%
Massachusetts                       9.3%
Illinois                            8.0%
All Other                          41.7%

Actual percentages will vary over time.


helping quell any inflation concerns that may have been brewing. Since the full impact of the Asian turmoil hasn't yet been seen, it may have more positive effects in the future as inflation continues to slow in the months ahead. While a number of industries may be negatively impacted, the municipal market certainly benefited as lower inflation expectations caused interest rates to decline.

How did supply and demand affect the portfolio?

Supply and demand dynamics varied with market conditions. With the possible exception of March and April, demand for equities was drawing money away from municipal bonds in the first half of 1997, which had a negative impact on performance. In the second half of the year, investors became increasingly serious about risk and decided to pursue higher-quality bond investments, which had a positive impact on demand and on the Fund. In the fourth quarter, new issuance increased as more municipalities issued securities hoping to take advantage of lower rates.

Were you pursuing high quality in the Fund's investments throughout the year?

The overall credit quality of the Fund's investment portfolio remains AA, which is high. But the Fund's objective is to pursue a high level of current income free from regular federal income tax, consistent with the preservation of capital. Since the highest-rated securities offer the lowest yields, we need to take a balanced approach to risk and return within the Fund's prospectus guidelines.

At year end, roughly 55% of the Fund's assets were invested in AAA-rated bonds, 14% were in AA-rated bonds, over 6% were in bonds rated A, and 25% were in bonds rated BBB. As you can see, we have placed less emphasis on AA and single-A bonds. There are a couple of reasons for this. First, with the increased issuance of insured bonds, over half the municipal securities available are now rated AAA or insured credits. So there's less available in the AA and A categories. More importantly, we need to assess whether the increase in yield offered in these categories justifies the increase in risk. By and large, it's the BBB


[GRAPHIC]

Supply and demand
-----------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

[GRAPHIC]


credits that offer the most attractive risk and return characteristics outside of the AAA and insured-credit category. So while the Fund as a whole has pursued quality, we've also emphasized lower-quality investment-grade bonds in a portion of the portfolio to enhance yields.

Are there many attractive issues in the BBB category?

Unfortunately, there aren't. And we're not the only Fund managers that are competing for yield. The result has been increasing competition for lower-rated securities with yield advantages, which has caused the opportunities to become fewer over time. Some managers find yield opportunities among below investment-grade municipals, but the MainStay Tax Free Bond Fund may not invest in these securities. BBB-rated hospital issues had a positive impact on the Fund's investment portfolio, and they continue to be among the Fund's more productive securities.

Besides concentrating on higher-quality securities, what else did you do to protect investors against risk?

The Fund used broad diversification by geographic location and types of municipal securities to help reduce the impact of an upset in any one location or market sector. At year end 1997, the Fund was invested across 26 states, the District of Columbia, and Puerto Rico. Although there's a larger concentration in states where there's more municipal issuance, such as New York, California, Illinois, Massachusetts, and Texas, the Fund also owns bonds everywhere from Alabama, Georgia, Florida, and New Mexico to New Hampshire, Minnesota, Nebraska, and Washington State. In addition, the Fund's sector diversification included everything from airports, schools, hospitals, and health care facilities to water, power, sewers, transportation, pollution control, correctional facilities, and community development bonds.


QUALITY BREAKDOWN AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                                       Percent
                                       -------
AAA                                     55.3%
AA                                      13.8%
A                                        6.7%
BBB                                     25.1%
Cash, Equivalents & Other Assets,
less Liabilities                        (0.9%)

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

Were there other ways the Fund was diversified?

Yes, we bought a variety of coupons and maturities to help reduce the likelihood of a major impact if a certain coupon or maturity goes out of favor.

What were some of the Fund's most significant purchases in 1997?

We bought a wide variety of securities during the year, each contributing proportionately to the overall performance of the Fund.

We bought some Massachusetts Health and Educational bonds for Harvard University, with a 5 3/8% coupon and a 2032 maturity. These were high-quality bonds, rated AAA on their own, and we bought them at a price we believe was inexpensive on a relative basis. In the late summer, we also purchased some 5.20% California Educational bonds for Stanford University, maturing in 2027. And in October we bought some 5 1/8% New Hampshire Higher Educational & Health Facilities bonds for Dartmouth College. All three bonds had similar characteristics and a similar pricing story, and each has performed well for the Fund.

We also bought certain bonds that helped the Fund's duration. We purchased Massachusetts State Turnpike 5.00% bonds maturing in 2037, which were very long-duration securities and very positive for the portfolio. And in the third quarter, as we were lengthening the Fund's duration, we bought Dade County Florida Special Obligation 5.00% bonds, maturing in 2035. Their longer duration helped the portfolio throughout the end of the year.

Which securities did you sell during the year?

Again, we had a variety of sales, and for a variety of reasons. In the first half of the year, we sold Detroit Michigan Sewer Disposal 5.00% bonds of 2025, Texas Water Development 5 1/8% bonds of 2018, Upper Occoquan Virginia Sewer 5.00% bonds of 2025, and New York City Water 5.50% bonds of 2027. All of these sales were designed to shorten the Fund's duration. As it happened, however, the Fund would have been better off if it had retained the bonds, since the direction of interest rates changed and having longer duration was positive throughout the second half of the year.

We also purchased a Pennsylvania pooled obligation bond in the first half of the year and sold it within two months at an attractive profit. Although the Fund primarily invests for the long term, we're not averse to taking profits when opportunities arise.

What were some of the portfolio's best performing bonds?

In addition to the Dade County Florida Special Obligation, Dartmouth College, and Massachusetts State Turnpike bonds already mentioned, the following bonds had a positive impact on the Fund's investment portfolio. Arapahoe E-470 Toll Road 7.00% bonds, had a maturity of 2026, but were prerefunded. We sold them in late September and early October, at a substantial gain. The Fund also did well with Foothill Eastern Toll Road zero-coupon bonds maturing in 2027 and 2028, which it held for the entire year. With their extremely long duration, the bonds were positive contributors to the Fund's performance.


[GRAPHIC]

[GRAPHIC]


Past performance is no guarantee of future results.


What exactly is prerefunding?

Most bonds carry a provision that allows the issuer to call bonds, generally about 10 years after issuance. If the issuer wants to refinance outstanding debt to take advantage of lower interest rates before the call date, the bonds can be prerefunded. In a prerefunding, the issuer will issue new bonds and use the proceeds to purchase Treasury securities that mature near the same date as the original issue's call date. The securities are placed in an escrow account that will be used to pay the interest until the first call date at which time the principal is paid. The effect of the entire process for the bondholder is a large gain because the municipals are in effect tax-free Treasury bonds whose maturity has been reduced by more than 20 years in many cases.

Which bonds didn't perform well for the Fund?

The Fund held a number of high-coupon short-call bonds that helped provide attractive yields and maintain the Fund's dividend in a declining rate environment. But since the bonds were so close to their 1998 call dates, they performed more like short-term securities, which detracted from performance, particularly when bonds with greater call protection rallied. Among the names that fell into this category were Georgia Municipal Electric Power 8.00% bonds of 2015, Allegheny County Pennsylvania Airport 8.25% bonds of 2016, Illinois Development Power 8.30% bonds of 2017, and Texas Brazos River Authority 8.10% and 8.25% bonds of 2019.

What can be done to protect against call risk?

We're continually looking at call risk as we evaluate securities for the Fund. Generally, we seek to extend call protection as we purchase new bonds.

Why didn't you just sell the short-call bonds?

With municipal coupons over 8.00% in a market where the average coupons were considerably lower and already declining, it would be difficult to replace these bonds. On balance, we were willing to forego total return for the income potential these securities offered. And while they underperformed, we believe having them in the Fund was positive in helping maintain the dividend throughout the year.

What could you have done better in 1997?

In hindsight, we could have made better duration moves in the second quarter, held more zero-coupon and noncallable bonds, and had more BBB securities. But given how things looked as we proceeded through the year, we're pleased with the way we managed both risk and reward and feel that the Fund's performance was competitive in a challenging year.

What's your outlook for the future?

We believe that declining inflation should be good for the bond markets, but recognize that lower rates and tighter spreads make it more difficult to find new opportunities. In this environment, we will continue to focus on quality, while seeking appropriate and competitive yields. At year end, municipals appeared to be inexpensive relative to Treasuries, and we believe they may outperform in 1998.


Ravi Akhoury
James Flood
Portfolio Managers

Returns & Lipper Rankings as of 12/31/97

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                                                                  Life of Fund
                     1 year       5 years       10 years        through 12/31/97
Class A               9.02%        6.15%         7.08%                 6.61%
Class B               8.80%        6.02%         7.01%                 6.56%
================================================================================


--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                                                                  Life of Fund
                     1 year       5 years       10 years        through 12/31/97
Class A               4.11%        5.18%         6.58%                 6.19%
Class B               3.80%        5.70%         7.01%                 6.56%
================================================================================


--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
================================================================================
                                                                  Life of Fund
                    1 year          5 years       10 years      through 12/31/97
Class A             117 out of        n/a            n/a               n/a
                    235 funds
Class B             149 out of     100 out of     69 out of        54 out of
                    235 funds      111 funds      72 funds         57 funds
Average Lipper
general municipal
debt fund           9.11%          6.84%          8.24%               7.91%
================================================================================


--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
================================================================================
                     NAV 12/31/97              Income              Capital Gains
Class A                 $10.19                 $0.5112                $0.0000
Class B                 $10.19                 $0.4914                $0.0000
================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of .50%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

[GRAPHIC]

Top 10 Holdings as of 12/31/97
------------------------------------------------------------------------------------------
HOLDING                                                                        AMOUNT
==========================================================================================
California Educational Facilities Authority Revenue,
      Stanford University, Series N, 5.20%, due 12/1/27                     $23,679,050
Massachusetts State Health & Education Facilities Authority Revenue,
      Harvard University, Series P, 5.375%, due 11/1/32                      23,361,975
Michigan State Hospital Finance Authority Revenue,
      Genesys Health Systems, Series A, 7.50%, due 10/1/27                   17,486,044
Dade County (Florida) Special Obligation, Series B
      5.00%, due 10/1/35                                                     15,606,563
Massachusetts State Turnpike Authority Metropolitan Highway
      Systems Revenue, Series A, 5.00%, due 1/1/37                           15,513,862
Georgia Municipal Electric Authority Power Revenue, Series A
      8.00%, due 1/1/15                                                      15,333,473
New Hampshire Higher Educational & Health Facilities Authority Revenue,
      Dartmouth College, 5.125%, due 6/1/28                                  12,756,250
Louisiana Public Facilities Authority, Hospital Revenue,
      Pendleton Memorial Methodist, 6.75%, due 6/1/22                        12,426,500
New York State Medical Care Facilities, Finance Agency Revenue,
      Hospital & Nursing Home, Series A, 8.00%, due 2/15/28                  11,839,302
Texas Water Resources Finance Authority Revenue,
      7.625%, due 8/15/08                                                    11,710,400

[GRAPHIC]


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1997

                                                       Principal
                                                         Amount                 Value
                                                      ===================================
LONG-TERM MUNICIPAL BONDS (100.9%)+

ALABAMA (1.8%)
Birmingham Alabama Airport
   Authority Revenue, Series A
   7.375%, due 7/1/10 (a).....................        $ 3,600,000            $  3,883,500
Mobile Alabama
   General Obligation
   5.00%, due 2/15/16.........................          5,000,000               5,000,000
                                                                             ------------
                                                                                8,883,500
                                                                             ------------

CALIFORNIA (17.9%)
California Educational
   Facilities Authority Revenue
   Stanford University, Series N
   5.20%, due 12/1/27.........................         23,620,000              23,679,050
   University of Southern California
   Series C
   5.125%, due 10/1/28........................            500,000                 498,750
California State General Obligation
   5.00%, due 10/1/16.........................          4,000,000               3,965,000
California Statewide Communities
   Development Authority Lease
   Revenue, United Airlines
   Series A
   5.70%, due 10/1/33 (a).....................          1,900,000               1,921,375
Eden Township Hospital
   District Revenue
   7.40%, due 11/1/19.........................          5,300,000               5,644,500
Fontana Redevelopment Agency
   Tax Allocation, Jurupa Hills
   Project A
   5.50%, due 10/1/27.........................          2,000,000               1,997,500
Foothill-Eastern Transportation
   Corridor Agency, Toll Road
   Revenue, Series A
   (zero coupon), due 1/1/27..................         56,105,000              11,361,262
   (zero coupon), due 1/1/28..................         23,540,000               4,502,025
Los Angeles Unified
   School District, Series A
   5.00%, due 7/1/21..........................          1,500,000               1,473,750
Metropolitan Water District of
   Southern California Waterworks
   Revenue
   Series A
   5.00%, due 7/1/26-7/1/37...................          5,225,000               5,065,125
   Series C
   5.00%, due 7/1/27-7/1/37...................          8,325,000               8,064,875
Northern California Power Agency
   Public Power Revenue
   Hydroelectric Project 1
   7.15%, due 7/1/24..........................          7,445,000               7,700,512
Oakland California Revenue, Series A
   7.60%, due 8/1/21..........................         10,500,000              10,924,725
Palo Alto California Unified
   School District, Series B
   5.375%, due 8/1/18.........................          1,275,000               1,308,469
San Diego County
   Water Authority Revenue
   Series A
   4.75%, due 5/1/20..........................            130,000                 123,013
Simi Valley California Unified
   School District
   Refundable & Capital
   Improvement Projects
   5.25%, due 8/1/22..........................            300,000                 310,500
                                                                             ------------
                                                                               88,540,431
                                                                             ------------

CONNECTICUT (2.0%)
Mashantucket Western Pequot Tribe
   Connecticut Special Revenue
   Series B
   5.75%, due 9/1/27..........................          9,500,000               9,832,500
                                                                             ------------

DISTRICT OF COLUMBIA (0.6%)
District of Columbia Revenue
   Georgetown University
   Series A
   7.40%, due 4/1/18..........................          2,815,000               2,990,937
                                                                             ------------

FLORIDA (3.1%)
Dade County
   Special Obligation, Series B
   5.00%, due 10/1/35.........................         16,110,000              15,606,563
                                                                             ------------

GEORGIA (3.1%)
Georgia Municipal Electric Authority
   Power Revenue, Series A
   8.00%, due 1/1/15..........................         14,745,000              15,333,473
                                                                             ------------

----------
+    Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                                       Principal
                                                         Amount                 Value
                                                      ===================================
LONG-TERM MUNICIPAL BONDS (Continued)

ILLINOIS (8.0%)
Chicago Illinois Gas Supply Revenue
   Peoples Gas, Light & Coke Co.
   Series A
   8.10%, due 5/1/20 (a)......................        $ 2,000,000            $  2,197,500
Illinois Development Finance
   Authority, Pollution Control
   Revenue, Illinois Power Co.
   Series A
   8.30%, due 4/1/17 (b)......................         10,000,000              10,306,900
Illinois Health Facilities Authority
   Revenue
   Glenoaks Hospital, Series E
   9.50%, due 11/15/19........................            850,000                 983,875
   Hinsdale Hospital
   Series B
   9.00%, due 11/15/15........................          1,830,000               2,090,775
   Series C
   9.50%, due 11/15/19........................          5,460,000               6,319,950
   Loyola University Health System
   Series A
   5.00%, due 7/1/24..........................          5,000,000               4,881,250
   Proctor Community Hospital Project
   7.375%, due 1/1/23.........................          3,700,000               3,931,250
Illinois Regional Transportation
   Authority, Series C
   7.10%, due 6/1/25..........................          1,500,000               1,732,500
Kankakee Illinois Sewer Revenue
   7.00%, due 5/1/16..........................          2,000,000               2,265,000
Metropolitan Pier & Exposition
   Authority, Illinois Dedicated
   State Tax Revenue, Series A
   (zero coupon), due 6/15/25.................         12,125,000               2,894,844
Southwestern Illinois Development
   Authority, Medical Facilities
   Revenue, Anderson Hospital
   Project, Series A
   7.00%, due 8/15/12.........................          2,000,000               2,147,500
                                                                             ------------
                                                                               39,751,344
                                                                             ------------
INDIANA (2.0%)
Indiana Bond Backed Revenue
   State Revolving Fund, Series A
   5.25%, due 2/1/19..........................          5,135,000               5,186,350
Indiana Health Facility Financing
   Authority, Hospital Revenue
   Jackson County Schneck
   Memorial Hospital
   7.50%, due 2/15/12.........................          2,600,000               2,863,250
Indianapolis Industrial Exempt
   Facility Revenue, Mid-America
   Energy Resource Income Project
   7.25%, due 12/1/11 (a).....................          2,000,000               2,115,000
                                                                             ------------
                                                                               10,164,600
                                                                             ------------
LOUISIANA (3.5%)
Louisiana Public Facilities
   Authority, Hospital Revenue
   Pendleton Memorial Methodist
   6.75%, due 6/1/22..........................         11,600,000              12,426,500
Louisiana State Offshore Terminal
   Authority, Deepwater Port Revenue
   Series E
   7.60%, due 9/1/10..........................          4,480,000               4,926,119
                                                                             ------------
                                                                               17,352,619
                                                                             ------------
MASSACHUSETTS (9.3%)
Massachusetts State Health &
   Educational Facilities Authority
   Revenue
   Hallmark Health Systems
   Series A
   5.00%, due 7/1/27..........................          1,500,000               1,443,750
   Harvard University, Series P
   5.375%, due 11/1/32 (b)....................         22,820,000              23,361,975
   Medical Center of Central
   Massachusetts
   7.10%, due 7/1/21..........................          2,500,000               2,756,250
   Issue A
   7.10%, due 7/1/21..........................            300,000                 327,750
   University Hospital, Series C
   7.25%, due 7/1/19 (b)......................          2,500,000               2,725,000
Massachusetts State Turnpike
   Authority Metropolitan Highway
   Systems Revenue, Series A
   5.00%, due 1/1/37..........................         16,035,000              15,513,862
                                                                             ------------
                                                                               46,128,587
                                                                             ------------
MICHIGAN (6.0%)
Detroit Michigan Sewer Disposal
   Revenue, Series A
   5.00%, due 7/1/27..........................          5,000,000               4,893,750
Michigan Municipal Board
   Authority Revenue
   5.125%, due 10/1/20........................          2,000,000               2,007,500

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                       Principal
                                                         Amount                 Value
                                                      ===================================
LONG-TERM MUNICIPAL BONDS (Continued)

MICHIGAN (Continued)
Michigan State Hospital Finance
   Authority Revenue
   Genesys Health Systems, Series A
   7.50%, due 10/1/27.........................        $15,255,000            $ 17,486,044
   Pontiac Osteopathic Hospital
   Series A
   6.00%, due 2/1/24..........................          5,000,000               5,150,000
                                                                             ------------
                                                                               29,537,294
                                                                             ------------
MINNESOTA (0.6%)
Minneapolis & Saint Paul Minnesota
   Metropolitan Airports Commission
   Series 7
   7.80%, due 1/1/13 (a)......................          2,750,000               2,895,475
                                                                             ------------
MISSISSIPPI (1.3%)
Mississippi State General Obligation
   Series C
   4.75%, due 12/1/15.........................          6,355,000               6,267,619
                                                                             ------------
NEBRASKA (0.4%)
Nebraska Investment Finance
   Authority, Single Family
   Housing Revenue, Series C
   6.30%, due 9/1/28 (a)......................          2,000,000               2,130,000
                                                                             ------------
NEVADA (1.4%)
Clark County Airport Improvement
   Revenue
   8.125%, due 7/1/18 (a).....................          6,500,000               6,763,900
                                                                             ------------
NEW HAMPSHIRE (4.6%)
New Hampshire Higher Educational &
   Health Facilities Authority Revenue
   Dartmouth College
   5.125%, due 6/1/28.........................         13,000,000              12,756,250
   5.70%, due 6/1/27..........................          9,400,000               9,834,750
                                                                             ------------
                                                                               22,591,000
                                                                             ------------
NEW JERSEY (0.6%)
New Jersey Health Care Facilities
   Financing Authority Revenue
   Zurbrugg Memorial Hospital
   Series C
   8.50%, due 7/1/12..........................          3,165,000               3,251,594
                                                                             ------------
NEW MEXICO (1.1%)
Farmington New Mexico Pollution
   Control Revenue, Southern
   California Edison Co.
   Series A
   7.20%, due 4/1/21..........................          5,000,000               5,493,750
                                                                             ------------
NEW YORK (13.5%)
Battery Park City Authority
   Revenue, Series A
   5.50%, due 11/1/26.........................            100,000                 103,125
Metropolitan Transportation
   Authority, Service Contract
   Commuter Facilities Revenue
   Series 5
   7.00%, due 7/1/12..........................          2,265,000               2,463,188
   Transport Facilities Revenue
   Series 7
   (zero coupon), due 7/1/14..................          3,930,000               1,655,512
   Series L
   7.50%, due 7/1/17..........................          5,950,000               6,177,707
Nassau County General Obligation
   Series T
   5.20%, due 9/1/15..........................            600,000                 609,000
New York City General Obligation
   Series D
   5.25%, due 8/1/21..........................            700,000                 686,000
   Series C
   5.50%, due 11/15/37........................          2,500,000               2,500,000
   7.00%, due 6/1/15..........................          1,745,000               1,893,325
   7.20%, due 8/15/15.........................          1,065,000               1,156,856
   Series A
   7.75%, due 8/15/07-8/15/16.................            425,000                 475,237
   Series D
   8.00%, due 8/1/04..........................            170,000                 191,675
   Series F
   8.20%, due 11/15/04........................            755,000                 862,588
New York City Industrial Development
   Agency Revenue
   Brooklyn Navy Yard Cogen Partners
   5.75%, due 10/1/36 (a).....................            250,000                 251,562
New York City Municipal Water
   Finance Authority, Water & Sewer
   Systems Revenue
   5.75%, due 6/15/29.........................          1,000,000               1,062,500
   Series C
   6.20%, due 6/15/21.........................            600,000                 655,500

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                                       Principal
                                                         Amount                 Value
                                                      ===================================
LONG-TERM MUNICIPAL BONDS (Continued)

NEW YORK (Continued)
New York State Dormitory Authority
   Revenue
   Cornell University, Series A
   7.375%, due 7/1/30.........................        $ 2,880,000            $  3,153,600
   Park Ridge Housing Income Project
   7.85%, due 2/1/29..........................          1,400,000               1,475,516
   State Service Contract
   Albany County
   5.25%, due 4/1/17..........................            200,000                 197,250
   State University Education Facilities
   5.125%, due 5/15/21........................          3,925,000               3,826,875
   Series B
   7.50%, due 5/15/11.........................          4,250,000               5,323,125
New York State Environmental
   Facilities Corp. Pollution Control
   Revenue, State Water
   Series A
   4.65%, due 6/15/07.........................          1,400,000               1,429,750
   7.25%, due 6/15/10.........................            400,000                 445,500
   7.50%, due 6/15/12.........................          3,050,000               3,347,375
New York State Local Government
   Assistance Corp.
   (zero coupon), due 4/1/14..................          1,130,000                 497,200
New York State Medical Care Facilities
   Finance Agency Revenue
   7.375%, due 8/15/19........................          1,615,000               1,715,938
   7.80%, due 2/15/19.........................            595,000                 629,213
   7.875%, due 8/15/20........................            450,000                 496,687
   Hospital & Nursing Home
   Series A
   8.00%, due 2/15/28.........................         11,345,000              11,839,302
   St. Francis Hospital of Roslyn
   Project A
   7.625%, due 11/1/21........................          3,875,000               4,069,912
New York State Urban Development
   Corp. Revenue
   5.375%, due 7/1/22.........................          3,600,000               3,654,000
Niagara Falls New York Bridge
   Commission Toll Revenue
   Series B
   5.25%, due 10/1/15.........................            500,000                 520,000
Orange County New York
   General Obligation
   5.125%, due 9/1/20.........................          1,350,000               1,356,750
Port Authority of New York &
   New Jersey Consolidated Bonds
   Series 111
   5.00%, due 10/1/22.........................            475,000                 469,656
Port Jervis Industrial Development
   Authority, Franciscan Health
   Partnership
   5.50%, due 11/1/16.........................            200,000                 200,500
Upper Mohawk Valley Regional Water
   Finance Authority, New York Water
   Systems Revenue, Series A
   5.125%, due 10/1/26........................          1,250,000               1,235,938
                                                                             ------------
                                                                               66,627,862
                                                                             ------------
OHIO (0.9%)
Cleveland Ohio Public Power
   Systems Revenue, Series 1
   5.00%, due 11/15/24........................          2,000,000               1,962,500
Ohio State Air Quality Development
   Authority Revenue, Pollution
   Control, Cleveland County Project
   8.00%, due 12/1/13.........................          2,000,000               2,332,500
                                                                             ------------
                                                                                4,295,000
                                                                             ------------
OKLAHOMA (0.4%)
Tulsa Oklahoma Industrial
   Authority Revenue
   University of Tulsa, Series A
   5.00%, due 10/1/22.........................          2,000,000               1,960,000
                                                                             ------------
PENNSYLVANIA (5.6%)
Allegheny County Airport Revenue
   Greater Pittsburgh International
   Airport, Series B
   5.00%, due 1/1/19..........................          5,000,000               4,931,250
   Series C
   8.25%, due 1/1/16 (a)......................          4,800,000               4,896,000
Delaware County Pennsylvania
   Industrial Development
   Authority, Series A
   6.20%, due 7/1/19..........................          5,000,000               5,375,000
Emmaus Pennsylvania General
   Authority Revenue, Series E
   7.90%, due 5/15/18.........................          6,450,000               6,740,250
Horizon Hospital System Authority
   Pennsylvania Hospital Revenue
   6.35%, due 5/15/16-5/15/26.................          5,315,000               5,720,269
                                                                             ------------
                                                                               27,662,769
                                                                             ------------
PUERTO RICO (1.1%)
Puerto Rico Commonwealth
   Infrastructure Financing
   Authority, Series A
   5.00%, due 7/1/28..........................          5,675,000               5,561,500
                                                                             ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                       Principal
                                                         Amount                 Value
                                                      ===================================
LONG-TERM MUNICIPAL BONDS (Continued)

SOUTH CAROLINA (0.5%)
Piedmont Municipal Power Agency
   South Carolina Electric
   Revenue, Series A
   4.75%, due 1/1/25..........................        $ 2,885,000            $  2,715,506
                                                                             ------------

TEXAS (9.6%)
Brazos River Authority Revenue
   Houston Lighting &
   Power Co. Project
   Series C
   8.10%, due 5/1/19..........................          2,050,000               2,118,224
   Series A
   8.25%, due 5/1/19..........................          2,500,000               2,582,325
Fort Worth Texas Higher Education
   Finance Corp. Revenue
   Texas Christian University Project
   5.00%, due 3/15/27.........................          3,500,000               3,412,500
Harris County Texas Health Facilities
   Development Corp. Revenue
   School Healthcare System
   Series B
   5.75%, due 7/1/27..........................          6,000,000               6,262,500
   Texas Medical Center Project
   5.90%, due 5/15/20.........................          3,000,000               3,221,250
Matagorda County Navigation
   District 1, Pollution Control
   Revenue
   Central Power & Light Co. Project
   7.50%, due 12/15/14........................          2,400,000               2,616,000
   Houston Lighting & Power Co.
   Series E
   7.20%, due 12/1/18 (b).....................          3,470,000               3,730,250
South Texas Community College
   District
   5.75%, due 8/15/15.........................          1,500,000               1,582,500
Tarrant County Junior College
   District
   4.625%, due 2/15/15........................          3,000,000               2,891,250
Texas Water Development Board
   Revenue, Senior Lien B
   5.00%, due 7/15/19.........................          7,500,000               7,387,500
Texas Water Resources Finance
   Authority Revenue
   7.625%, due 8/15/08........................         11,260,000              11,710,400
                                                                             ------------
                                                                               47,514,699
                                                                             ------------
UTAH (0.8%)
Intermountain Power Agency of Utah
   Power Supply Revenue
   Series A
   5.00%, due 7/1/21..........................          1,400,000               1,321,250
Utah County Hospital Revenue
   IHC Health Services, Inc.
   5.25%, due 8/15/26.........................          2,500,000               2,490,625
                                                                             ------------
                                                                                3,811,875
                                                                             ------------
WASHINGTON (0.5%)
Washington State Public Power
   Supply Systems Nuclear
   Project No. 1 Revenue
   Series A
   5.125%, due 7/1/17.........................          2,500,000               2,450,000
                                                                             ------------

WEST VIRGINIA (0.7%)
West Virginia State Building
   Commission Lease Revenue, West
   Virginia Regional Jail & Correction
   Series A
   7.00%, due 7/1/15..........................          3,000,000               3,255,000
                                                                             ------------
Total Long-Term Municipal Bonds
   (Cost $483,542,937)........................                                499,369,397
                                                                             ------------
Total Investments
   (Cost $483,542,937) (c)....................              100.9%            499,369,397(d)
Liabilities in Excess of Cash
   and Other Assets...........................               (0.9)             (4,242,745)
                                                      -----------            ------------
Net Assets                                                  100.0%           $495,126,652
                                                      ===========            ============

----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b)  Segregated as collateral for futures contracts.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1997, net unrealized appreciation was $15,826,460, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $21,247,967 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,421,507.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $483,542,937)..................................   $499,369,397
Cash...............................................................................................      1,189,279
Receivables:
  Interest.........................................................................................      8,808,326
  Investment securities sold.......................................................................        636,646
  Fund shares sold.................................................................................         93,949
                                                                                                      ------------
   Total assets....................................................................................    510,097,597
                                                                                                      ------------
LIABILITIES:
Payables:
  Investment securities purchased..................................................................     14,091,741
  MainStay Management..............................................................................        257,363
  Fund shares redeemed.............................................................................        248,288
  NYLIFE Distributors..............................................................................        206,953
  Transfer agent...................................................................................         36,612
  Custodian........................................................................................          4,962
  Trustees.........................................................................................          3,185
Accrued expenses...................................................................................         97,334
Variation margin payable on futures contracts......................................................         24,507
                                                                                                      ------------
   Total liabilities...............................................................................     14,970,945
                                                                                                      ------------
Net assets.........................................................................................   $495,126,652
                                                                                                      ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
    Class A........................................................................................   $     12,780
    Class B........................................................................................        473,028
Additional paid-in capital.........................................................................    488,459,115
Accumulated undistributed net investment income....................................................          8,400
Accumulated net realized loss on investments.......................................................     (9,653,131)
Net unrealized appreciation on investments.........................................................     15,826,460
                                                                                                      ------------
Net assets.........................................................................................   $495,126,652
                                                                                                      ============
CLASS A
Net assets applicable to outstanding shares........................................................   $ 13,017,305
                                                                                                      ============
Shares of beneficial interest outstanding..........................................................      1,277,972
                                                                                                      ============
Net asset value per share outstanding..............................................................   $      10.19
Maximum sales charge (4.50% of offering price).....................................................           0.48
                                                                                                      ------------
Maximum offering price per share outstanding.......................................................   $      10.67
                                                                                                      ============
CLASS B
Net assets applicable to outstanding shares........................................................   $482,109,347
                                                                                                      ============
Shares of beneficial interest outstanding..........................................................     47,302,846
                                                                                                      ============
Net asset value and offering price per share outstanding...........................................   $      10.19
                                                                                                      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Interest.........................................................................................    $30,450,403
                                                                                                       -----------
Expenses:
  Service..........................................................................................      1,237,025
  Administration...................................................................................      1,217,473
  Advisory.........................................................................................      1,217,473
  Distribution--Class B.............................................................................     1,002,707
  Management.......................................................................................        533,914
  Transfer agent...................................................................................        373,284
  Shareholder communication........................................................................        176,944
  Recordkeeping....................................................................................         74,368
  Professional.....................................................................................         60,967
  Custodian........................................................................................         52,565
  Registration.....................................................................................         34,949
  Trustees.........................................................................................         12,853
  Miscellaneous....................................................................................         29,340
                                                                                                       -----------
   Total expenses..................................................................................      6,023,862
                                                                                                       -----------
Net investment income..............................................................................     24,426,541
                                                                                                       -----------
REALIZED AND UNREALIZED GAINON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions............................................................................      8,081,492
  Futures transactions.............................................................................     (1,942,168)
                                                                                                       -----------
Net realized gain on investments...................................................................      6,139,324
                                                                                                       -----------

Net change in unrealized appreciation on investments:
  Security transactions............................................................................     11,133,179
  Futures transactions.............................................................................        (48,937)
                                                                                                       -----------
Net unrealized gain on investments.................................................................     11,084,242
                                                                                                       -----------
Net realized and unrealized gain on investments....................................................     17,223,566
                                                                                                       -----------
Net increase in net assets resulting from operations...............................................    $41,650,107
                                                                                                       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                        Year ended       Year ended
                                                                                       December 31,     December 31,
                                                                                           1997             1996
                                                                                       ------------     ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income...........................................................     $ 24,426,541     $ 27,351,209
  Net realized gain on investments................................................        6,139,324        2,467,919
  Net change in unrealized appreciation on investments............................       11,084,242      (13,331,152)
                                                                                       ------------     ------------
  Net increase in net assets resulting from operations............................       41,650,107       16,487,976
                                                                                       ------------     ------------
Dividends to shareholders:
  From net investment income:
   Class A........................................................................         (659,120)        (738,853)
   Class B........................................................................      (23,759,021)     (26,567,311)
                                                                                       ------------     ------------
     Total dividends to shareholders..............................................      (24,418,141)     (27,306,164)
                                                                                       ------------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A........................................................................        3,327,275       10,869,272
   Class B........................................................................       31,620,029       41,870,887
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A........................................................................          503,552          551,381
   Class B........................................................................       14,892,349       16,676,585
                                                                                       ------------     ------------
                                                                                         50,343,205       69,968,125
  Cost of shares redeemed:
   Class A........................................................................       (7,772,835)      (4,558,162)
   Class B........................................................................      (77,392,586)     (94,941,242)
                                                                                       ------------     ------------
     Decrease in net assets derived from capital share transactions...............      (34,822,216)     (29,531,279)
                                                                                       ------------     ------------
     Net decrease in net assets...................................................      (17,590,250)     (40,349,467)

NET ASSETS:
Beginning of year.................................................................      512,716,902      553,066,369
                                                                                       ------------     ------------
End of year.......................................................................     $495,126,652     $512,716,902
                                                                                       ============     ============
Accumulated undistributed net investment income (excess distribution).............     $      8,400     $       (245)
                                                                                       ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                              Class B
                                                                                                -----------------------------------
                             Class A     Class B    Class A     Class B   Class A     Class B   September 1
                             ------      ------     ------      ------    ------      ------      through      Year ended August 31
                                 Year ended             Year ended            Year ended        December 31    --------------------
                             December 31, 1997      December 31, 1996     December 31, 1995        1994*        1994         1993
                             ------------------     ------------------    ------------------      ------       ------       ------
Net asset value at
  beginning of period ....   $ 9.84      $ 9.84     $10.02      $10.03    $ 9.20      $ 9.20      $ 9.71       $10.39       $10.21
                             ------      ------     ------      ------    ------      ------      ------       ------       ------
Net investment income ....     0.51        0.49       0.54        0.51      0.52        0.51        0.17         0.51         0.57
Net realized and
  unrealized gain (loss)
  on investments .........     0.35        0.35      (0.19)      (0.19)     0.83        0.83       (0.51)       (0.58)        0.47
                             ------      ------     ------      ------    ------      ------      ------       ------       ------
Total from investment
  operations .............     0.86        0.84       0.35        0.32      1.35        1.34       (0.34)       (0.07)        1.04
                             ------      ------     ------      ------    ------      ------      ------       ------       ------
Less dividends and
  distributions:
From net investment
  income .................    (0.51)      (0.49)     (0.53)      (0.51)    (0.53)      (0.51)      (0.17)       (0.53)       (0.60)
From net realized gain
  on investments .........       --          --         --          --        --          --          --        (0.08)       (0.26)
                             ------      ------     ------      ------    ------      ------      ------       ------       ------
Total dividends and
  distributions ..........    (0.51)      (0.49)     (0.53)      (0.51)    (0.53)      (0.51)      (0.17)       (0.61)       (0.86)
                             ------      ------     ------      ------    ------      ------      ------       ------       ------
Net asset value at end
  of period ..............   $10.19      $10.19      $9.84       $9.84    $10.02      $10.03       $9.20        $9.71       $10.39
                             ======      ======      =====       =====    ======      ======       =====        =====       ======
Total investment return(a)     9.02%       8.80%      3.63%       3.33%    15.00%      14.86%      (3.53%)      (0.69%)      10.81%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income .............     5.14%       4.93%       5.4%        5.2%      5.5%        5.2%        5.6%+        5.4%         5.6%
    Expenses .............     1.01%       1.22%       1.0%        1.2%      1.0%        1.2%        1.2%+        1.2%         1.2%
Portfolio turnover rate ..      119%        119%        95%         95%      110%        110%         37%          92%         138%
Net assets at end of
  period (in 000's)  .....  $13,017    $482,109    $16,486    $496,231    $9,752    $543,314    $513,781     $552,156     $476,761

----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular Federal income tax, consistent with preservation of capital.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the

Notes to Financial Statements


61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

MainStay Tax Free Bond Fund


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect paid prior to October 27, 1997. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $1,217,473. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $533,914.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average

Notes to Financial Statements continued


daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.25% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $5,710 the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $492,542 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $236,458 and $16,906, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $16,493 for the year ended December 31, 1997.

MainStay Tax Free Bond Fund


Fees for recordkeeping services provided to the Trust by MainStay Management, or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $13,665 and $60,703 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

Note 4--Federal Income Tax:

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards of $9,350,710, net of losses of $302,421 occurring after October 31, 1997, which have been deferred for Federal income tax purposes, are available to the extent provided by regulations to offset future realized gains through 2004. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund utilized $6,392,807 of capital loss carryforwards during the fiscal year.

Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $581,299 and $601,015, respectively.

Note 6--Capital Share Transactions (in 000's):

                                                              Year ended December 31
                                                            1997                  1996
                                                    -------------------    ------------------
                                                    Class A     Class B    Class A    Class B
                                                    -------     -------    -------    -------
Shares sold........................................    338       3,190      1,114      4,283
Shares issued in reinvestment of dividends.........     51       1,499         56      1,707
                                                      ----      ------      -----     ------
                                                       389       4,689      1,170      5,990
Shares redeemed....................................   (787)     (7,807)      (467)    (9,724)
                                                      ----      ------      -----     ------
Net increase (decrease)............................   (398)     (3,118)       703     (3,734)
                                                      ====      ======      =====     ======

Report of Independent Accountants


To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar
                             graph showing       Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund    risk/reward         of companies in expanding markets        and are willing to accept a higher
                             of Fund]            with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund            graph showing       the makeup and returns of the            participate in the growth potential
                             risk/reward         S&P 500*                                 of stocks with the protection of a
                             of Fund]                                                     principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund    graph showing       international stock markets with         of international equities or want to
                             risk/reward         an emphasis on risk control              add diversification to your domestic
                             of Fund]                                                     investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar
                             graph showing       Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)        risk/reward         a special blend of capital               may offer growth potential if converted
                             of Fund]            appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund         graph showing       return from common stocks,               have undervalued and you want to
                             risk/reward         convertible securities, and high-yield   manage risk through multimarket
                             of Fund]            corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar
                             graph showing       Balances current income with growth      You seek a combination of income and
Total Return Fund            risk/reward         opportunities by investing in stocks,    growth potential and want to manage
                             of Fund]            bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar
                             graph showing       Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                   risk/reward         attractive dividends and a stimulus      securities which may have more poten-
                             of Fund]            for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks a high level of current income     You are seeking to combine high
Government Fund              graph showing       consistent with safety of principal      current income and safety of principal
                             risk/reward         primarily from U.S. government
                             of Fund]            securities.#
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar
High Yield                   graph showing       An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/reward         fund that is actively managed for        and can accept the higher risk of
                             of Fund]            maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph showing       non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward         risk control                             diversification to your domestic
                             of Fund]                                                     investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph showing       preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward         liquidity, with free checkwriting**      ning to spend or invest in the near future
                             of Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph showing       tive overall return by investing in      higher income and overall return by
                             risk/reward         a diversified portfolio of domestic      investing in multiple bond market
                             of Fund]            and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund     graph showing       from both federal and California         keep more of what you earn by invest-
                             risk/reward         income taxes consistent with             ing for income that's double tax free+++
                             of Fund]            preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund       graph showing       from federal, New York State, and        and want to keep more of what you earn
                             risk/reward         New York City income taxes consis-       with income that's double or triple tax
                             of Fund]            tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar
                             graph showing       Seeks high current income                You're in a high federal income tax
TAX FREE BOND FUND           risk/reward         exempt from regular federal income tax   bracket or want to pay less of your
                             of Fund]            with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                ===============
                    MAINSTAY
                ===============
                                                        ---------------------
                                                          Tax Free Bond Fund
                                                        ---------------------



                                                               Annual Report
                                                           December 31, 1997





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  FUNDS



                 OFFICERS & TRUSTEES*

          Donald K. Ross    Chairman and Trustee
      Stephen C. Roussin    President, Chief Executive Officer, and Trustee
         Edward J. Hogan    Trustee
           Harry G. Hohn    Trustee
  Richard M. Kernan, Jr.    Trustee
Nancy Maginnes Kissinger    Trustee
        Terry L. Lierman    Trustee
       John B. McGuckian    Trustee
      Donald E.Nickelson    Trustee
     Richard S. Trutanic    Trustee
           Walter W. Ubl    Trustee
      Jefferson C. Boyce    Senior Vice President
        Frank A. Mistero    Senior Vice President
        Anthony W. Polis    Chief Financial Officer
      Richard W. Zuccaro    Tax Vice President
     A. Thomas Smith III    Secretary

                Dechert Price & Rhoads
                    Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS

NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly       [LOGO]
owned subsidiary of New York Life Insurance Company.               NEW YORK LIFE



This report is provided for the information of shareholders of the MainStay Tax Free Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.
                                                                    MSAN14-02/98

[GRAPHIC]

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Strategic Income Fund Highlights                                      5

$10,000 Invested in the MainStay Strategic
Income Fund versus Lehman Brothers
Aggregate Bond Index and Inflation--
Class A & Class B Shares                                                       6

Portfolio Management Discussion and Analysis                                   7

Performance from 2/28/97 through 12/31/97                                      8

Asset Allocation as of 12/31/97                                                9

Portfolio Composition                                                         11

Fund & Lipper Returns                                                         12

Top 10 Holdings                                                               13

10 Largest Purchases                                                          14

10 Largest Sales                                                              14

Portfolio of Investments                                                      15

Financial Statements                                                          23

Notes to Financial Statements                                                 27

Report of Independent Accountants                                             35

The MainStay Funds                                                            36

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more


----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,


/s/ Stephen C. Roussin


Stephen C. Roussin
January 1998


----------
++     Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

Results of Proxy Vote



A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Strategic Income Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Strategic Income Fund, and MacKay Shields Financial Corporation; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to industry concentration and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Strategic Income Fund is presented below.

PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                 For                 Authority Withheld          Result

                             ----------------                                 ---                 ------------------          ------


Edward J. Hogan ........................................................    4,594,269                   56,091                Passed

Nancy Maginnes Kissinger ...............................................    4,594,269                   56,091                Passed

Donald E. Nickelson ....................................................    4,594,269                   56,091                Passed

Richard S. Trutanic ....................................................    4,594,269                   56,091                Passed

Harry G. Hohn ..........................................................    4,594,269                   56,091                Passed

Terry L. Lierman .......................................................    4,594,269                   56,091                Passed

Donald K. Ross .........................................................    4,594,269                   56,091                Passed

Walter W. Ubl ..........................................................    4,594,269                   56,091                Passed

Alice T. Kane ..........................................................    4,594,269                   56,091                Passed

John B. McGuckian ......................................................    4,594,269                   56,091                Passed

Stephen C. Roussin .....................................................    4,594,269                   56,091                Passed


PROPOSAL 2--Approval of Management Agreement
For - 4,528,414.08   Against - 21,823.43   Abstain - 100,119.52  Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay Shields Financial Corporation
For - 4,524,979.03   Against - 32,447.58   Abstain - 92,930.42   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 4,187,780.72   Against - 26,417.68   Abstain - 98,590.75   Broker Non-Vote - 337,569.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                For                      Against              Result

                          ----------------------                                ---                      -------              ------

A2--Oil, Gas, or Mineral Lease Interests................................    4,187,780.72                26,417.68             Passed

A3--Real Estate Limited Partnership Interests...........................    4,187,780.72                26,417.68             Passed

C3--Industry Concentration..............................................    4,187,780.72                26,417.68             Passed

C4--Issuing Senior Securities...........................................    4,187,780.72                26,417.68             Passed


PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 4,559,809.12   Against - 6,886.94   Abstain - 83,660.97   Result - Passed

MainStay Strategic Income Fund Highlights

--------------------------------------------------------------------------------
                 MARKET HIGHLIGHTS FOR THE PERIOD ENDED 12/31/97
================================================================================

[ ] Despite a Federal Reserve Board move to raise interest rates at the end of March, slowing economic growth and low inflation caused U.S. interest rates to decline throughout the rest of the year.

[ ] The resulting bond rally caused U.S. bonds to outperform many international markets, with yield-enhancing bonds, such as mortgage-backed and asset-backed securities, performing well in March and early April, and Treasuries outperforming for the rest of the year.

[ ] Domestic corporate bonds, which were relatively strong from the end of February through June, performed poorly in the second half of the year.

[ ] Low inflation, low interest rates, and work toward European Monetary Union helped most European markets provide competitive local returns, though a strong U.S. dollar presented substantial currency risk for U.S. investors with unhedged positions.

[ ] Financial problems in Asia in the second half of the year caused severe setbacks for Asian investors, but resulted in a flight to quality that helped higher-quality bonds in both the domestic high-grade and high-yield sectors.

================================================================================

--------------------------------------------------------------------------------
                  FUND HIGHLIGHTS FOR THE PERIOD ENDED 12/31/97
================================================================================

[ ] From the Fund's inception on February 28, 1997, through December 31, 1997, the MainStay Strategic Income Fund returned 6.62% and 6.02% for Class A and Class B shares, respectively, excluding all sales charges.

[ ] Both share classes underperformed the average Lipper* multisector income fund, which returned 7.00% from the Fund's inception on February 28, 1997, through December 31, 1997.

[ ] The Fund maintained a neutral to long duration throughout most of the year, which benefited performance in both domestic and international bonds.

[ ] The Fund was overweighted in domestic bonds, with emphasis on yield-enhancing securities from inception through June 1997, and Treasuries in the second half of the year.

[ ] Since the Fund had little exposure to foreign currencies, the negative effects of a strong U.S. dollar were minimized for Fund shareholders.

[ ] Among high-yield issuers, the Fund remained relatively defensive, emphasizing higher-quality credits over middle- and lower-tier issues.

================================================================================

----------

* See footnote and table on page 12 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

$10,000 Invested in the MainStay
Strategic Income Fund versus Lehman Brothers
Aggregate Bond Index and Inflation

CLASS A SHARES      SEC Return: since inception 1.83%

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            MainStay Strategic         Lehman Brothers
Year              Income               Aggregate Bond
End                Fund                    Index*                Inflation+
--------------------------------------------------------------------------------
 2/28/97         $ 9,550                 $10,000                 $10,000
 3/31/97         $ 9,445                 $ 9,889                 $10,006
 6/30/97         $ 9,834                 $10,252.9               $10,031
 9/30/97         $10,181                 $10,594.3               $10,093.2
12/31/97         $10,183                 $10,906.9               $ 9,800

[GRAPHIC] MainStay Strategic Income Fund

[GRAPHIC] Lehman Brothers Aggregate Bond Index*

[GRAPHIC] Inflation+

CLASS B SHARES      SEC Return: since inception 1.02%

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



            MainStay Strategic         Lehman Brothers
Year              Income               Aggregate Bond
End                Fund                    Index*                Inflation+
--------------------------------------------------------------------------------
 2/28/97         $10,000                 $10,000                 $10,000
 3/31/97         $ 9,890                 $ 9,889                 $10,006
 6/30/97         $10,268                 $10,252.9               $10,031
 9/30/97         $10,612                 $10,594.3               $10,093.2
12/31/97         $10,602                 $10,906.9               $10,130.5

[GRAPHIC] MainStay Strategic Income Fund

[GRAPHIC] Lehman Brothers Aggregate Bond Index*

[GRAPHIC] Inflation+

----------
     The Class A graph assumes an initial investment of $10,000 made on 2/28/97 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 2/28/97. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Strategic Income Fund Team

STRATEGIC INCOME FUND TEAM

Neil Feinberg, Edward Munshower,
Steven Tananbaum, and Joseph Portera


For U.S. bond investors, 1997 was a strong year, with shifting market conditions creating different opportunities over time. In the first half of the year, concerns about rapid economic growth and possible inflation led the Federal Reserve Board to move to raise interest rates at the end of March. But as signs of slowing economic growth and lower inflation emerged, rates gradually declined through the rest of the year, causing a substantial rally in domestic bonds. Yield-enhancing securities such as mortgage-backed and asset-backed securities and collateralized mortgage obligations (CMOs) outperformed in the first half of the year, while Treasuries provided superior returns in the second half of 1997.

Foreign markets had even more complex dynamics. In Europe, corporate restructuring and fiscal improvements associated with European Monetary Union benefited many bond markets. Despite competitive performance in local currencies, however, a strengthening U.S. dollar caused most European markets to have negative returns in U.S. dollar terms. The U.K. was the world's outstanding performer, outpacing the U.S. market in both local and U.S. dollar terms.

Although emerging markets performed well in the first half of the year, currency problems and fiscal difficulties throughout Asia in the second half of the year caused investors to quickly withdraw from Asian securities and pursue opportunities elsewhere. The ensuing interest in higher-quality securities helped stimulate the rally in U.S. Treasuries and an influx of foreign and domestic capital also boosted prices in the domestic high-yield market. High-yield bonds with higher credit quality outperformed lower-quality issues, as high levels of demand caused prices to rise across the board. This made it more difficult to find adequate compensation for the risks involved in lower-quality issues.

How did the MainStay Strategic Income Fund do in this market environment?

From the Fund's inception on February 28, 1997, through December 31, 1997, the MainStay Strategic Income Fund returned 6.62% and 6.02% for Class A and Class B shares, respectively, excluding all sales

[GRAPHIC]

Mortgage-backed securities
--------------------------

Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Asset-backed
securities
------------

Bonds or notes backed by loans or an anticipated income stream from the sale of merchandise or services. The bonds are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

European Monetary Union
-----------------------

A proposed system that would allow participating European countries to operate with a common currency or monetary unit.

[GRAPHIC]

U.S. dollar terms/
Local currency terms
--------------------

Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar. Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values.

Emerging markets
----------------

Countries with smaller or more recently established capital markets.

Credit quality
--------------

A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.



----------
* See footnote and table on page 12 for more information on Lipper Analytical Services, Inc.


PERFORMANCE FROM 2/28/97 THROUGH 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                              Total
Year                          Return
End                             %
-----------------------------------------
12/97                     6.62% - Class A
12/97                     6.02% - Class B

See footnote * on page 12 for more information on performance.

charges. Both share classes underperformed the average Lipper* multisector income fund, which returned 7.00% for the Fund's since-inception period.

What caused the Fund to underperform its peers?

The Fund was defensively positioned in the high-yield market, with a relatively small weighting in this sector through much of the year. While that helped performance from inception through the end of June, it hurt the Fund in the second half of the year, when high-yield bonds performed well. Within the high-yield sector, we emphasized higher-quality bonds that offered less risk, but also lower returns, than lower-rated issues.

Did the Fund have any successes in the high-yield sector?

Absolutely. The Fund's best-performing high-yield issuers included names such as Affiliated Newspapers, a newspaper chain that met our expectations and performed very well, and USN Communications, which gave the Fund exposure to the highly competitive and rapidly growing local area telephone service market.

Were there other high-yield success stories?

Yes, there were. The Fund bought several issues that performed well, including Extendicare, a nursing home chain, Pegasus Shipping, whose first mortgage notes were secured by Panamax oil tankers, and Kitty Hawk, an airfreight company that offered notes secured by aircraft. Each of these companies had strong fundamentals and their securities offered good relative value and positive performance.

Did all of the Fund's high-yield bonds perform well?

No, there were some difficulties. Cityscape Financial was an aggressive subprime mortgage lender that faced prepayment problems as interest rates continued to decline and their bonds provided negative

ASSET ALLOCATION AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                                                                Percent
                                                                -------
Domestic Securities                                              44.6%
International Securities                                         22.7%
High-Yield Securities                                            22.7%
Cash, Equivalents & Other Assets, less Liabilities               10.0%

Actual percentages will vary over time.


returns. Although the Fund had little exposure to Asian markets, one security we liked was First Pacific Capital--a conglomerate with premier Asian holdings, excellent fundamentals, a liquid balance sheet, and promising prospects. Despite these strengths, the bonds continued to falter as the Asian difficulties unfolded in the second half of the year. The Fund continues to hold the bonds, hoping that they will be one of the first to recover when investors refocus on fundamentals in Asian markets.

What happened in the domestic high-grade sector?

The Fund was overweighted in domestic high-grade issues throughout the year, which had a generally positive impact on performance in the first half of the year. After basic asset allocation, the most important decision we made in domestic bonds was our duration strategy. Being short from inception through the end of March and neutral to long through the rest of the year helped position the Fund positively for changes that occurred in domestic interest rates.

Which securities did you emphasize?

Our decision to overweight the Fund in mortgage-backed securities from inception through June provided yield-enhancing opportunities when the yield curve, duration adjustments, and government securities had little to offer. At the time, we concentrated on mortgage-backed and asset-backed bonds, and collateralized mortgage obligations. When opportunities arose, the Fund realized profits in CMOs and invested in low-balance loans, AAA manufactured housing loans, and AAA-rated home equity loans. All of these investments had a positive impact on performance.

What about the second half of the year?

During the second half of the year, declining rates raised prepayment concerns and we moved the Fund out of mortgage-related securities and into Treasuries. The Fund was able to capitalize on several opportunities to switch between newer and older government issues and back again, based on technical supply and demand factors in the market. With incremental gains


[GRAPHIC]

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

[GRAPHIC]

Yield spread
------------

The difference in yield between securities in different market sectors, such as government and mortgage-backed securities--or between different securities in a single sector, such as 5- and 10-year Treasuries.

Yankee bonds
------------

Dollar-denominated bonds issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

Hedging/Currency
management
----------------

The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.


on each exchange and a relatively long duration, the strategy proved beneficial for the Fund.

Were there other high-grade domestic securities you bought for the Fund during the second half of 1997?

Yes, as yield spreads widened, we spotted some opportunities among basic 5-year agencies and Fannie Mae paper, which offered attractive characteristics with few prepayment worries. Both contributed positively to performance.

How did the Fund's corporate bond holdings perform?

Although corporate bonds, particularly Yankee bonds and telecommunications issues, performed relatively well in the first half of the year, corporate bonds were a weak spot in the portfolio during the second half. October was a particularly bad month. The Fund had a slightly overweighted position in Korean paper that suffered a severe downgrade. Although we sold it before the downgrade occurred, it had a definite negative impact on the Fund's performance, even though Yankee bonds have no currency exposure. The Fund had other Yankee holdings that did better, but not enough to overshadow the Korean difficulty.

What about other international bonds?

The Fund had success in U.K. bonds, which outperformed all other markets, including the U.S. in both local currency and U.S. dollar terms. Canada was the world's second-best performing market and the Fund had some investments there. Our decision to emphasize Europe, including several peripheral European countries was generally positive. And the Fund had good success with Australian bonds, taking some profits near the end of the year.

Do international bonds carry a lot of currency risk?

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. Nevertheless, the Fund's international bonds are substantially hedged to reduce the potential risk of shifting currency values. The wisdom of this strategy was evident in 1997, when a strong U.S. dollar caused most markets to provide negative returns for unhedged U.S. investors. Using substantial hedges in the Fund helped to minimize currency risk and was positive for the Fund's overall performance.

Did the Fund own any convertible securities?

Yes, it did, and they were generally positive performers. We purchased Bethlehem Steel preferred stock at an attractive price and sold it when it reached its peak, which accounted for the largest overall gain in the Fund for the year. We also invested in the convertibles of Empresas ICA, a Mexican construction company, with strong value. These securities did very well

PORTFOLIO COMPOSITION AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                         Percent
                                                                         -------
Foreign Bonds                                                             22.7%
Corporate Bonds                                                           23.2%
U.S. Government & Federal Agencies                                        15.7%
Covertible Bonds                                                          14.8%
Asset-Backed Securities                                                    1.9%
Yankee Bonds                                                               8.8%
Cash, Equivalents & Other Assets, less Liabilities                        10.0%
All Other                                                                  2.9%

Actual percentages will vary over time.


for the portfolio, despite weaknesses in the energy sector in general.

What is the overall quality rating of the Fund's investment portfolio?

Most of the Fund's holdings are investment grade and the Fund's investment portfolio has an overall quality rating of BBB. With diversification across domestic high-grade, international, and high-yield bonds, however, the Fund holds securities with a wide range of quality ratings.

How were the Fund's assets allocated at year end?

At the end of 1997, the Fund had 45% of its assets in domestic high-grade securities, 23% in high-yield bonds, and 23% in international bonds. Relative to the Fund's initial allocation, we believe this allocation will allow the Fund to take greater advantage of opportunities in the high-yield market going forward, although we remain cautious about overpricing among high-yield bonds.

What else do you see as you look ahead?

We believe that the effects of currency and fiscal problems in Asia will continue to impact markets around the world. With foreign goods becoming more expensive in Asian markets, multinational companies could experience a decrease in profits. We also believe that the Asian situation could result in lower inflation in the United States, which could be good for the U.S. bond market. Until the Asian difficulties begin to subside, we will continue to emphasize Europe in the international portion of the Fund. Over time, however, we believe that undervalued securities in Asia may provide buying opportunities. As markets shift and opportunities arise, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.


Neil Feinberg
Joseph Portera
Edward Munshower
Steven Tananbaum
Portfolio Managers


[GRAPHIC]

[GRAPHIC]

Fund & Lipper Returns as of 12/31/97

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                                                  Life of Fund
                                                through 12/31/97
Class A                                               6.62%
Class B                                               6.02%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                                                  Life of Fund
                                                through 12/31/97
Class A                                               1.83%
Class B                                               1.02%
================================================================================

--------------------------------------------------------------------------------
Lipper+ category return as of 12/31/97
================================================================================
                                                  Life of Fund
                                                through 12/31/97
Average Lipper
multisector income fund                               7.00%
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the period ended 12/31/97
================================================================================
                     NAV 12/31/97           Income             Capital Gains
Class A                  $9.91              $0.5359               $0.2067
Class B                  $9.91              $0.4772               $0.2067
================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be terminated or revised at any time. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper average listed above is not class specific. Life of Fund return is from the period of the initial offering of both share classes on 2/28/97 through 12/31/97.

Top 10 Holdings as of 12/31/97
--------------------------------------------------------------------------------
 HOLDING                                           COUNTRY              AMOUNT
================================================================================
Inco Ltd., 5.75%, due 7/1/04                       United States      $1,895,000
Nykredit, Series ANN1, 7.00%, due 10/1/29          Denmark             1,511,032
Consolidated Natural Gas Co., 7.25%
    due 12/15/15                                   United States       1,150,000
United Kingdom Treasury Bond 7.50%
    due 12/7/06                                    United Kingdom      1,139,112
Freeport McMoRan Copper & Gold, Inc.
    7.00%, Series A                                United States       1,084,375
Viacom, Inc., 6.75%, due 1/15/03                   United States         980,871
Inacom Corp., 4.50%, due 11/1/04                   United States         955,000
United Kingdom Treasury Bond 10.00%
    due 2/26/01                                    United Kingdom        866,504
Empresas ICA Sociedad Controladora S.A.
    Series U.S. 5.00%, due 3/15/04                 United States         795,000
Boston Chicken, Inc., (zero coupon), due 6/1/15    United States         775,000
================================================================================


[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.


10 Largest Purchases for the period ended 12/31/97
----------------------------------------------------------------------------------------
                                                                                AMOUNT
 SECURITY                                          COUNTRY                   OF PURCHASE
========================================================================================
United Kingdom Treasury Bonds, 7.25%-10.00%
    due 2/26/01-12/7/15                            United Kingdom             $5,260,749
Inco Ltd., 5.75%-7.75%, due 7/1/04-3/15/16         United States               4,143,750
Buoni Poliennali del Tesoro, 6.78%-12.00%
    due 4/1/99-11/1/26                             Italy                       3,474,526
AB Spintab, 7.50%, due 8/14/49
    7.9391%, beginning 8/14/06                     United States               3,267,324
Republic of Colombia, 8.375%-8.70%
    due 2/15/16-2/15/27                            United States               3,250,620
Export-Import Bank of Korea, 6.375%-7.10%
    due 2/15/06-3/15/07                            United States               2,561,469
Nykredit, 6.00%-7.00%, due 10/1/26-10/1/29         Denmark                     2,422,274
Republic of Argentina, 3.21%-10.95%
    due 11/1/99-3/31/23                            Argentina/United States     1,989,861
Republic of Brazil, 5.25%-8.875%
    due 11/5/01-4/15/24                            United States               1,960,569
US West, Inc. Series U.S., (zero coupon)
    due 6/25/11                                    United States               1,868,750
========================================================================================

10 Largest Sales for the period ended 12/31/97
----------------------------------------------------------------------------------------
                                                                                 AMOUNT
 SECURITY                                          COUNTRY                       OF SALE
========================================================================================
Republic of Colombia, 8.375%-8.70%
    due 2/15/16-2/15/27                            United States              $3,268,372
AB Spintab, 7.50%, due 8/14/49
    7.9391%, beginning 8/14/06                     United States               3,080,490
United Kingdom Treasury Bonds, 7.25%-10.00%
    due 2/26/01-12/7/15                            United Kingdom              2,964,667
Export-Import Bank of Korea, 6.375%-7.10%
    due 2/15/06-3/15/07                            United States               2,379,780
Inco Ltd., 5.75%-7.75%, due 7/1/04-3/15/16         United States               2,055,000
Republic of Brazil, 5.25%-8.875%
    due 11/5/01-4/15/24                            United States               1,896,222
United Mexican States, 6.25%-11.50%
    due 12/31/19-5/15/26                           United States               1,875,000
Zurich Capital I, 8.376%, due 6/1/37               United States               1,793,150
Buoni Poliennali del Tesoro, 6.78%-12.00%
    due 4/1/99-11/1/26                             Italy                       1,743,692
Hutchinson Whampoa Financial Ltd., 6.95%-7.50%
    due 8/1/07-8/1/27                              United States               1,738,878
========================================================================================

Portfolio of Investments December 31, 1997

                                                Principal
                                                  Amount                Value
                                              ==================================
LONG-TERM BONDS (87.2%)+
ASSET-BACKED SECURITIES (8.8%)

AUTO LOANS (0.7%)
Nissan Auto Receivables Grantor Trust
  Series 1997-A Class A
  6.15%, due 2/15/03........................  $    446,540          $    446,380
                                                                    ------------

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (1.8%)
Asset Securitization Corp.
  Series 1997-D5 Class A1C
  6.75%, due 2/14/41........................       245,000               250,192
Commercial Mortgage
  Acceptance Corp.
  Series 1997-ML1 Class A3
  6.57%, due 10/15/07.......................       180,000               181,580
GS Mortgage Securities Corp. II
  Series 1997-GL Class A-2B
  6.86%, due 7/13/30........................       250,000               256,772
Lehman Large Loan
  Series 1997-LL1 Class A1
  6.79%, due 6/12/04........................       199,278               203,666
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1995-C2 Class A1
  7.1817%, due 6/15/21 (d)..................       234,468               238,560
                                                                    ------------
                                                                       1,130,770
                                                                    ------------

CONSUMER LOANS (1.7%)
BankBoston Recreational Vehicle
  Asset Backed Trust
  Series 1997-1 Class A10
  6.39%, due 1/15/03........................       120,000               120,406
Chase Manhattan Recreational
  Vehicle Owner Trust
  Series 1997-A Class A5
  6.05%, due 11/15/04.......................       240,000               239,522
Green Tree Recreational
  Equipment & Consumer Trust
  Series 1997-C Class A1
  6.49%, due 2/15/18........................       541,428               543,399
NationsCredit Grantor Trust
  Series 1997-2 Class A2
  6.25%, due 11/15/13.......................       138,768               138,883
                                                                    ------------
                                                                       1,042,210
                                                                    ------------

EQUIPMENT LOANS (0.5%)
Newcourt Receivables Asset Trust
  Series 1996-3 Class A
  6.24%, due 12/20/04.......................       185,123               184,731
  Series 1996-2 Class A
  6.87%, due 6/20/04........................       182,365               183,186
                                                                    ------------
                                                                         367,917
                                                                    ------------

FINANCIAL SERVICES (0.7%)
PNC Mortgage Securities Corp.
  Series 1997-6 Class A
  6.60%, due 7/25/27........................       407,410               408,527
                                                                    ------------

MANUFACTURED HOUSING (0.8%)
Mid-State Trust VI
  Class A4
  7.79%, due 7/1/35.........................       483,327               500,229
                                                                    ------------

RESIDENTIAL MORTGAGE LOANS (2.3%)
Financial Asset Securitization Inc.
  Series 1997-NAM2 Class FA8
  10.00%, due 7/25/27.......................       425,769               448,351
Norwest Asset Securities Corp.
  Series 1997-10 Class A2
  6.50%, due 8/25/27........................       530,000               531,087
Residential Asset Securitization Trust
  Series 1997-A5 Class A4
  10.00%, due 7/25/27.......................       425,560               444,484
                                                                    ------------
                                                                       1,423,922
                                                                    ------------

UTILITIES (0.3%)
California Infrastructure PG & E-1
  Series 1997-1 Class A3
  6.15%, due 6/25/02........................       210,000               210,517
                                                                    ------------
Total Asset-Backed Securities
  (Cost $5,498,436).........................                           5,530,472
                                                                    ------------

BRADY BOND (0.1%)

FOREIGN GOVERNMENT (0.1%)
Republic of Poland
  Series RSTA
  3.75%, due 10/27/24 (d)...................        50,000                33,625
                                                                    ------------
Total Brady Bond
  (Cost $31,230)............................                              33,625
                                                                    ------------

----------
+    Percentages indicated are based on Fund net assets.


    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                                Principal
                                                  Amount                Value
                                              ==================================
CONVERTIBLE BONDS (14.8%)


BANKS (0.3%)
MBI Finance Ltd.
  (zero coupon), due 12/18/01 (k) ..........  $    390,000          $    218,400
                                                                    ------------

CELLULAR TELEPHONE (0.3%)
United Communication Industry
  Public Co., Ltd.
  2.75%, due 4/4/06 (k).....................       432,000               172,800
                                                                    ------------

CHEMICALS (0.8%)
RPM, Inc. of Ohio
  (zero coupon), due 9/30/12 ...............     1,000,000               492,500
                                                                    ------------

COMPUTERS & OFFICE EQUIPMENT (2.5%)
Inacom Corp.
  4.50%, due 11/1/04........................     1,000,000               955,000
S3, Incorporated
  5.75%, due 10/1/03........................     1,000,000               605,000
                                                                    ------------
                                                                       1,560,000
                                                                    ------------

CONGLOMERATES (0.5%)
First Pacific Capital Ltd.
  2.00%, due 3/27/02 (k).... ...............       430,000               341,850
                                                                    ------------

CONSTRUCTION AND ENGINEERING (1.3%)
Empresas ICA Sociedad
  Controladora S.A.
  Series U.S.
  5.00%, due 3/15/04 (f)....................     1,000,000               795,000
                                                                    ------------

ELECTRICAL EQUIPMENT (0.7%)
Credence Systems Corp.
  5.25%, due 9/15/02 (c)....................       500,000               420,000
                                                                    ------------

GAS UTILITIES (1.8%)
Consolidated Natural Gas Co.
  7.25%, due 12/15/15.......................     1,000,000             1,150,000
                                                                    ------------

MEDIA (0.2%)
Rogers Communications, Inc.
  (zero coupon), due 5/20/13 (f) ...........       340,000               143,225
                                                                    ------------

PAPER & FOREST PRODUCTS (0.5%)
Sappi BVI Finance Ltd.
  7.50%, due 8/1/02 (k).....................       310,000               285,200
                                                                    ------------

RESTAURANTS & LODGING (1.2%)
Boston Chicken, Inc.
  (zero coupon), due 6/1/15.................     5,000,000               775,000
                                                                    ------------

STEEL, ALUMINUM & OTHER METALS (3.0%)
Inco Ltd.
  5.75%, due 7/1/04 (f).....................     2,000,000             1,895,000
                                                                    ------------

TECHNOLOGY (1.4%)
HMT Technology Corp.
  5.75%, due 1/15/04........................       500,000               427,500
  5.75%, due 1/15/04 (c)....................       500,000               437,500
                                                                    ------------
                                                                         865,000
                                                                    ------------

TELECOMMUNICATION EQUIPMENT (0.3%)
Loxley Public Co.
  3.50%, due 4/20/05 (k)....................       245,000               171,500
                                                                    ------------
Total Convertible Bonds
  (Cost $10,018,915)........................                           9,285,475
                                                                    ------------

CORPORATE BONDS (23.2%)

AUTO PARTS (0.0%) (b)
CSK Auto, Inc.
  Series A
  11.00%, due 11/1/06.......................        15,000                16,500
                                                                    ------------

BANKS (3.1%)
AB Spintab
  7.50%, due 8/14/49
  7.9391%, beginning 8/14/06 (c) ...........       185,000               190,476
Bankers Trust New York Corp.
  Series A
  6.70%, due 10/1/07........................        90,000                89,898
Capital One Bank
  Series BKNT
  7.15%, due 9/15/06........................       400,000               407,888
Deutsche Bank Finance NV
  6.375%, due 12/23/98 (k)..................       355,000               356,399
First Nationwide Holdings, Inc.
  12.25%, due 5/15/01.......................       275,000               309,375
Local Financial Corp.
  11.00%, due 9/5/04 (c)....................       135,000               142,425
MBNA America Bank, N.A.
  7.25%, due 9/15/02........................       200,000               205,794
Star Capital I
  6.7025%, due 6/15/27 (d)..................       165,000               163,235

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                Principal
                                                  Amount                Value
                                              ==================================
CORPORATE BONDS (Continued)

BANKS (Continued)
Suntrust Capital I
  6.545%, due 5/15/27 (d)...................  $     50,000          $     49,160
                                                                    ------------
                                                                       1,914,650
                                                                    ------------

BUILDING MATERIALS (0.3%)
Associated Materials, Inc.
  11.50%, due 8/15/03.......................       200,000               214,000
                                                                    ------------

BUILDINGS (0.8%)
Greystone Homes, Inc.
  10.75%, due 3/1/04........................       450,000               490,500
                                                                    ------------

CABLE (1.4%)
American Telecasting, Inc.
  (zero coupon), due 6/15/04
  14.50%, beginning 6/15/99.................        90,000                29,700
CS Wireless Systems, Inc.
  Series B
  (zero coupon), due 3/1/06
  11.375%, beginning 3/1/01.................       225,000                58,500
Heartland Wireless
  Communications, Inc.
  Series B
  14.00%, due 10/15/04......................        45,000                16,650
Marcus Cable Operating Co. L.P.
  (zero coupon), due 8/1/04
  13.50%, beginning 8/1/99..................       525,000               485,625
United International Holdings, Inc.
  Series B
  (zero coupon), due 11/15/99...............       300,000               252,000
                                                                    ------------
                                                                         842,475
                                                                    ------------

CASINOS (1.2%)
El Comandante Capital Corp.
  11.75%, due 12/15/03......................        43,000                42,570
Grand Casinos, Inc.
  10.125%, due 12/1/03......................       140,000               150,500
Horseshoe Gaming LLC
  Series B
  12.75%, due 9/30/00.......................       125,000               137,500
Penn National Gaming, Inc.
  10.625%, due 12/15/04 (c).................       300,000               309,000
President Riverboat Casinos, Inc.
  13.00%, due 9/15/01.......................       140,000               130,200
                                                                    ------------
                                                                         769,770
                                                                    ------------

CELLULAR TELEPHONE (0.7%)
CCPR Services, Inc.
  10.00%, due 2/1/07........................       100,000                96,000
Centennial Cellular Corp.
  8.875%, due 11/1/01.......................       300,000               307,500
                                                                    ------------
                                                                         403,500
                                                                    ------------

DRUGS (0.8%)
Merck & Co., Inc.
  Series B
  5.76%, due 5/3/37.........................       500,000               511,995
                                                                    ------------


ELECTRIC UTILITIES (0.3%)
CMS Energy Corp.
  8.125%, due 5/15/02.......................       150,000               154,415
                                                                    ------------

FINANCE (0.6%)
Associates Corp. of North America
  5.96%, due 5/15/37........................       190,000               193,428
Cityscape Financial Corp.
  Series A
  12.75%, due 6/1/04........................       170,000                78,200
Imperial Credit Industries, Inc.
  Series B
  9.875%, due 1/15/07.......................       120,000               117,600
                                                                    ------------
                                                                         389,228
                                                                    ------------

FOOD, BEVERAGES & TOBACCO (1.2%)
Colorado Prime Corp.
  12.50%, due 5/1/04 (c)....................       150,000               149,250
Philip Morris Cos., Inc.
  7.25%, due 1/15/03........................       300,000               309,507
Sparkling Spring Water Group Ltd.
  11.50%, due 11/15/07 (c)..................        80,000                82,400
Standard Commercial Corp.
  8.875%, due 8/1/05 (c)....................       225,000               227,250
                                                                    ------------
                                                                         768,407
                                                                    ------------

HEALTH CARE (1.9%)
Abbey Healthcare Group, Inc.
  9.50%, due 11/1/02........................       480,000               502,200
Extendicare Health Services, Inc.
  9.35%, due 12/15/07 (c)...................       250,000               256,250
Magellan Health Services, Inc.
  Series A
  11.25%, due 4/15/04.......................       170,000               188,487
Quest Diagnostics, Inc.
  10.75%, due 12/15/06......................       195,000               212,794
                                                                    ------------
                                                                       1,159,731
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                                Principal
                                                  Amount                Value
                                              ==================================

CORPORATE BONDS (Continued)

INDUSTRIAL (1.3%)
Thermadyne Holdings Corp.
  10.25%, due 5/1/02........................  $    600,000          $    618,000
  10.75%, due 11/1/03.......................       200,000               212,000
                                                                    ------------
                                                                         830,000
                                                                    ------------

INSURANCE (0.7%)
American General Institutional
  Capital, Series B
  8.125%, due 3/15/46 (c)...................       125,000               138,604
Veritas Capital Trust
  10.00%, due 1/1/28 (c)(o).................       300,000               306,000
                                                                    ------------
                                                                         444,604
                                                                    ------------

LEISURE (0.2%)
Bally Total Fitness Holdings Corp.
  9.875%, due 10/15/07 (c)..................       150,000               151,125
                                                                    ------------

MEDIA (3.6%)
Affiliated Newspapers Investments, Inc.
  (zero coupon), due 7/1/06
  13.25%, beginning 7/1/99..................       150,000               141,750
Ascent Entertainment Group, Inc.
  (zero coupon), due 12/15/04
  11.875%, beginning
  12/15/02 (c)..............................       400,000               229,000
CD Radio, Inc.
  (zero coupon), due 12/1/07
  15.00%, beginning 12/1/02.................       690,000               317,400
General Media, Inc.
  10.625%, due 12/31/00.....................        50,000                44,000
SCI Television, Inc.
  11.00%, due 6/30/05.......................       500,000               527,692
Viacom, Inc.
  6.75%, due 1/15/03........................     1,000,000               980,871
                                                                    ------------
                                                                       2,240,713
                                                                    ------------

MEDICAL EQUIPMENT (0.1%)
Kinetic Concepts, Inc.
  9.625%, due 11/1/07 (c)...................        75,000                76,219
                                                                    ------------

PAPER & FOREST PRODUCTS (0.2%)
Doman Industries Ltd.
  9.25%, due 11/15/07 (c)...................       150,000               146,250
                                                                    ------------

RECREATION & ENTERTAINMENT (0.0%) (b)
Alliance Entertainment Corp.
  Series B
  11.25%, due 7/15/05 (i)(j)................       160,000                 6,400
                                                                    ------------

RESTAURANTS & LODGING (0.4%)
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  15.00%, beginning
  6/30/99 (c)(h)............................       320,000               271,200
                                                                    ------------

RETAIL (2.2%)
Barnes & Noble, Inc.
  Series B
  11.875%, due 1/15/03......................       500,000               531,250
Dayton-Hudson Co.
  5.895%, due 6/15/37.......................       625,000               629,987
Eckerd Corp.
  9.25%, due 2/15/04........................       200,000               214,250
                                                                    ------------
                                                                       1,375,487
                                                                    ------------

STEEL, ALUMINUM & OTHER METALS (0.7%)
UCAR Global Enterprises, Inc.
  Series B
  12.00%, due 1/15/05.......................       400,000               449,000
                                                                    ------------

TELECOMMUNICATION SERVICES (0.9%)
General Communication, Inc.
  9.75%, due 8/1/07.........................       150,000               155,625
Intermedia Communications, Inc.
  8.50%, due 1/15/08 (c)....................        75,000                75,000
USN Communications, Inc.
  (zero coupon), due 8/15/04
  14.625%, beginning 8/15/00 (c) ...........       400,000               304,000
                                                                    ------------
                                                                         534,625
                                                                    ------------

TRANSPORTATION (0.6%)
Kitty Hawk, Inc.
  9.95%, due 11/15/04 (c)...................        80,000                80,400
Pegasus Shipping Hellas Ltd.
  11.875%, due 11/15/04 (c).................       325,000               321,750
                                                                    ------------
                                                                         402,150
                                                                    ------------
Total Corporate Bonds
  (Cost $14,443,844)........................                          14,562,944
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                Principal
                                                  Amount                Value
                                              ==================================
FOREIGN BONDS (22.7%)

ARGENTINA (0.2%)
Argentina Bocon Previs
  Series Pre 1
  3.39%, due 4/1/01 (d).....................  AP   126,994            $  111,188
                                                                    ------------

AUSTRALIA (0.8%)
Australian Government
  Series 1002
  10.00%, due 10/15/02......................  A$   110,000                84,401
Federal National Mortgage
  Association
  6.375%, due 8/15/07.......................       110,000                72,104
Queensland Treasury Corp.
  Series 7
  8.00%, due 9/14/07........................       177,000               129,165
Treasury Corp. of Victoria
  8.25%, due 10/15/03.......................       295,000               212,985
                                                                    ------------
                                                                         498,655
                                                                    ------------

CANADA (2.1%)
Alberta (Province of)
  Series UB
  9.60%, due 7/7/98......... ...............  C$   477,000               342,569
Canadian Government
  Series WB60
  7.25%, due 6/1/07......... ...............       500,000               391,574
Ontario (Province of)
  7.25%, due 9/27/05........ ...............       380,000               286,533
  9.75%, due 10/29/01....... ...............        60,000                47,542
United Mexican States
  7.00%, due 6/2/03......... ...............       350,000               228,670
                                                                    ------------
                                                                       1,296,888
                                                                    ------------

DENMARK (2.7%)
Kingdom of Denmark
  7.00%, due 12/15/04.......................  DK   537,000                85,485
  8.00%, due 11/15/01.......................       814,000               131,280
Nykredit
  Series ANN1
  7.00%, due 10/1/29........................    10,467,000             1,511,032
                                                                    ------------
                                                                       1,727,797
                                                                    ------------

EUROPEAN CURRENCY UNIT (0.7%)
France Obligations Assimilables
  du Tresor
  8.25%, due 4/25/22........................  ECU  300,000               426,198
                                                                    ------------

FRANCE (0.2%)
France Obligations Assimilables
  du Tresor
  7.50%, due 4/25/05........................  FF   118,000                22,429
  8.25%, due 2/27/04........................       270,000                52,547
  8.50%, due 3/28/00........................       310,000                56,014
  8.50%, due 12/26/12.......................        46,000                 9,902
                                                                    ------------
                                                                         140,892
                                                                    ------------

GERMANY (2.0%)
Bayerische VBK New York
  4.50%, due 6/24/02........................  DM   370,000               202,404
Bundesobligation
  4.50%, due 5/17/02........................       430,000               236,396
Deutsche Pfandbrief Hypothekenbank
  Series 436
  5.75%, due 3/4/09.........................       164,000                91,225
Land Baden-Wuerttemberg
  Series 38
  7.50%, due 10/22/04.......................       290,000               181,258
Republic of Deutschland
  Series 94
  6.25%, due 1/4/24.........................       138,000                80,641
Treuhandanstalt
  7.50%, due 9/9/04.........................       418,000               263,441
Venezuela Synthetic Sovereign
  Investments Ltd.
  10.125%, due 12/29/03.....................       400,000               228,019
                                                                    ------------
                                                                       1,283,384
                                                                    ------------

IRELAND (0.4%)
Irish Government
  6.50%, due 10/18/01.......................  IP   110,000               164,704
  8.00%, due 8/18/06........................        64,000               106,409
                                                                    ------------
                                                                         271,113
                                                                    ------------

ITALY (3.7%)
Buoni Poliennali del Tesoro
  8.25%, due 7/1/01........................IL1,000,000,000               623,730
  9.00%, due 11/1/23........................   675,000,000               527,992
  9.50%, due 2/1/01.........................   230,000,000               146,517
  10.50%, due 7/15/00.......................   405,000,000               258,459
  12.00%, due 5/1/02........................ 1,045,000,000               743,893
                                                                    ------------
                                                                       2,300,591
                                                                    ------------

NEW ZEALAND (0.6%)
Federal National Mortgage
  Association
  7.25%, due 6/20/02........................  ND   201,000               114,203

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                                Principal
                                                  Amount                Value
                                              ==================================
FOREIGN BONDS (Continued)

NEW ZEALAND (Continued)
International Bank Reconstruction
  & Development
  (zero coupon), due 8/20/07 ...............  ND   534,000          $    156,473
New Zealand Government
  8.00%, due 11/15/06.......................       163,000               100,436
                                                                    ------------
                                                                         371,112
                                                                    ------------

SOUTH AFRICA (0.3%)
International Bank Reconstruction
  & Development
  (zero coupon), due 12/29/17 .............. ZAR10,000,000               171,581
                                                                    ------------

SPAIN (1.2%)
Spanish Government
  7.35%, due 3/31/07........................  SP10,540,000                77,697
  8.30%, due 12/15/98.......................     1,390,000                 9,425
  10.25%, due 11/30/98......................     5,540,000                38,114
  10.50%, due 10/30/03......................    16,210,000               133,804
  11.30%, due 1/15/02.......................    64,470,000               518,372
                                                                    ------------
                                                                         777,412
                                                                    ------------

SWEDEN (2.4%)
AB Spintab
  Series 164
  8.50%, due 12/19/01.......................  SK 1,000,000               136,575
Stadshypotek AB
  Series 1553
  10.00%, due 12/20/00......................     4,000,000               558,817
Swedish Government
  Series 1035
  6.00%, due 2/9/05.........................     2,600,000               330,055
  Series 1030
  13.00%, due 6/15/01.......................     3,000,000               464,396
                                                                    ------------
                                                                       1,489,843
                                                                    ------------

UNITED KINGDOM (4.6%)
European Investment Bank
  8.75%, due 8/25/17........................(pound)210,000               426,261
Republic of Argentina
  Series 53
  10.00%, due 6/25/07.......................        90,000               140,313
United Kingdom Treasury Bonds
  7.50%, due 12/7/06........................       644,000             1,139,112
  8.00%, due 9/27/13........................       165,000               315,778
  10.00%, due 2/26/01.......................       483,000               866,504
                                                                    ------------
                                                                       2,887,968
                                                                    ------------

UNITED STATES (0.8%)
Banco Nacional De
  Commerciale Exterior
  Series REGS
  8.00%, due 7/18/02........................  $    150,000               145,313
Bonos Del Tesoro
  Series BT02
  8.75%, due 5/9/02.........................        95,000                90,250
Nacional Financiera SNC
  9.375%, due 4/23/99 (c)...................       150,000               152,250
Republic of Panama
  Series REGS
  7.875%, due 2/13/02.......................       130,000               125,937
                                                                    ------------
                                                                         513,750
                                                                    ------------
Total Foreign Bonds
  (Cost $14,541,526)........................                          14,268,372
                                                                    ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (15.7%)

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MEDIUM-TERM NOTES) (0.4%)
  5.96%, due 7/23/99........................       235,000               235,576
                                                                    ------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE
  PASS-THROUGH SECURITIES) (6.0%)
  6.00%, due 10/1/08........................       635,459               629,300
  6.50%, due 12/31/30 TBA (l) ..............     1,375,000             1,357,386
  6.65%, due 12/31/10 TBA (l) ..............       145,000               148,204
  6.72%, due 11/1/07........................       204,844               210,383
  6.835%, due 1/1/07........................       367,125               379,281
  7.00%, due 12/31/30 TBA (l)...............     1,040,000             1,047,477
                                                                    ------------
                                                                       3,772,031
                                                                    ------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION II (MORTGAGE
  PASS-THROUGH SECURITIES) (1.3%)
  7.00%, due 12/15/23.......................       405,328               409,888
  7.50%, due 12/15/23.......................       401,119               412,026
                                                                    ------------
                                                                         821,914
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                Principal
                                                  Amount                Value
                                              ==================================
U.S. GOVERNMENT &
FEDERAL AGENCIES (Continued)

UNITED STATES TREASURY BONDS (4.2%)
  6.125%, due 11/15/27......................  $  1,845,000           $ 1,896,033
  7.625%, due 2/15/25.......................       635,000               770,630
                                                                    ------------
                                                                       2,666,663
                                                                    ------------

UNITED STATES TREASURY NOTES (3.8%)
  5.75%, due 10/31/02.......................       525,000               525,493
  6.25%, due 2/28/02........................       550,000               560,054
  7.875%, due 11/15/04......................     1,170,000             1,308,025
                                                                    ------------
                                                                       2,393,572
                                                                    ------------
Total U.S. Government &
  Federal Agencies
  (Cost $9,793,841).........................                           9,889,756
                                                                    ------------

YANKEE BONDS (1.9%)

BANKS (0.4%)
Banesto Finance Ltd.
  7.50%, due 3/25/07........................        90,000                94,602
BCH Cayman Islands Ltd.
  7.70%, due 7/15/06........................       145,000               153,680
                                                                    ------------
                                                                         248,282
                                                                    ------------

CABLE (0.3%)
Kabelmedia Holdings GmbH
  (zero coupon), due 8/1/06
  13.625%, beginning 8/1/01.................       210,000               157,500
                                                                    ------------

CELLULAR TELEPHONE (0.6%)
Millicom International Cellular, S.A.
  (zero coupon), due 6/1/06
  13.50%, beginning 6/1/01..................       500,000               366,250
                                                                    ------------

PAPER & FOREST PRODUCTS (0.1%)
Stone Container Finance Company
  of Canada
  11.50%, due 8/15/06 (c)...................        75,000                78,562
Uniforet, Inc.
  11.125%, due 10/15/06.....................        20,000                19,600
                                                                    ------------
                                                                          98,162
                                                                    ------------

TELECOMMUNICATION SERVICES (0.5%)
Call-Net Enterprises, Inc.
  (zero coupon), due 12/1/04
  13.25%, beginning 12/1/99.................       250,000               227,812
Fonorola, Inc.
  12.50%, due 08/15/02......................        70,000                78,050
                                                                    ------------
                                                                         305,862
                                                                    ------------
Total Yankee Bonds
  (Cost $1,171,556).........................                           1,176,056
                                                                    ------------
Total Long-Term Bonds
  (Cost $55,499,348)........................                          54,746,700
                                                                    ------------

                                                   Shares
                                                   ======

COMMON STOCKS (0.2%)

BANKS (0.1%)
Metropolitan Bank & Trust Co. (m) ..........         5,400                36,880
                                                                    ------------

HEALTH CARE (0.1%)
Quest Diagnostics, Inc. (a).................         4,500                75,937
                                                                    ------------

MEDIA (0.0%)(b)
Viacom, Inc.
  Class B (a)............... ...............           800                33,150
                                                                    ------------
Total Common Stocks
  (Cost $137,580)........... ...............                             145,967
                                                                    ------------

PREFERRED STOCKS (2.6%)

CABLE (0.4%)
United International Holdings, Inc.
  4.00%, Series A (a)(g)(h). ...............         1,840               257,600
                                                                    ------------

CASINOS (0.2%)
Station Casinos, Inc.
  7.00% (g)................. ...............         3,600               147,600
                                                                    ------------

DOMESTIC OIL & GAS (0.2%)
EEX Capital Inc. (c)(h)..... ...............           100               102,243
                                                                    ------------

MEDIA (0.1%)
Paxson Communications Corp.
  12.50% (e)................ ...............            37                38,475
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                                  Shares                Value
                                              ==================================
PREFERRED STOCKS (Continued)


MINING (1.7%)
Freeport McMoran
  Copper & Gold, Inc.
  7.00%, Series A (n).......................        50,000          $  1,084,375
                                                                    ------------
Total Preferred Stocks
  (Cost $1,641,261).........................                           1,630,293
                                                                    ------------

WARRANTS (0.0%) (b)

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
  expire 12/31/03 (a)(c)....................           150                 1,500
                                                                    ------------

TELECOMMUNICATION SERVICES (0.00%) (b)
USN Communications, Inc.
  expire 8/15/04 (a)(c).....................         4,000                    40
                                                                    ------------
Total Warrants
  (Cost $1,476).............................                               1,540
                                                                    ------------

                                                Principal
                                                 Amount
                                                =========
SHORT-TERM INVESTMENTS (6.9%)


COMMERCIAL PAPER (6.8%)
American Express Credit Corp.
  6.16%, due 1/5/98.........................  $  3,000,000             3,000,000
Ford Motor Credit Corp.
  5.86%, due 1/5/98.........................     1,284,000             1,284,000
                                                                    ------------
Total Commercial Paper
  (Cost $4,284,000).........................                           4,284,000
                                                                    ------------

FOREIGN SHORT-TERM BOND (0.1%)
NEW ZEALAND (0.1%)
New Zealand Treasury Bill
  (zero coupon), due 3/11/98 ...............  ND   100,000                57,110
                                                                    ------------
Total Short-Term Bond
  (Cost $57,062)............................                              57,110
                                                                    ------------
Total Short-Term Investments
  (Cost $4,341,062).........................                           4,341,110
                                                                    ------------
Total Investments
  (Cost $61,620,727) (p)....................          96.9%           60,865,610(q)
Cash and Other Assets,
  Less Liabilities..........................           3.1             1,928,550
                                              ------------          ------------
Net Assets..................................         100.0%         $ 62,794,160
                                              ============          ============

----------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at December 31, 1997.
(e) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(f)  Yankee bond.
(g)  Convertible preferred stock.
(h)  Restricted security.
(i)  Issuer in bankruptcy.
(j)  Issue in default.
(k)  Euro-Dollar bond.
(l) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(m)  Philippine security.
(n) Depository Shares--each share represents 0.05 shares of a share of Series A 7.00% step-up convertible preferred stock.
(o) 10.00% Trust Preferred Securities. The Issuer Trust exists solely for the purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 10.00% Subordinated Deferrable Interest Debentures due 2028 of Veritas Holdings GmbH.
(p)  The cost for Federal income tax purposes is $61,637,009.
(q) At December 31, 1997 net unrealized depreciation was $771,399, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $768,151 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,539,550.
(r)  The following abbreviations are used in the above portfolio:
     AP   -- Argentinean Peso
     A$   -- Australian Dollar
     C$   -- Canadian Dollar
     DK   -- Danish Krone
     DM   -- Deutsche Mark
     ECU  -- European Currency Unit
     FF   -- French Franc
     IP   -- Irish Punt
     IL   -- Italian Lira
     ND   -- New Zealand Dollar
     (pound) -- Pound Sterling
     ZAR  -- South African Rand
     SP   -- Spanish Peseta
     SK   -- Swedish Krona
     $    -- U.S. Dollar

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value  (identified cost $61,620,727) ............................................         $ 60,865,610
Cash .........................................................................................................               27,678
Cash denominated in foreign currencies (identified cost $95,816) .............................................               94,676
Receivables:
  Investment securities sold .................................................................................            3,672,936
  Dividends and interest .....................................................................................              921,068
  Fund shares sold ...........................................................................................              522,009
  MainStay Management ........................................................................................               16,180
Unrealized appreciation on forward foreign currency contracts ................................................              386,614
Unamortized organization expense .............................................................................              173,433
                                                                                                                       ------------
   Total assets ..............................................................................................           66,680,204
                                                                                                                       ------------

LIABILITIES:
Payables:
  Investment securities purchased ............................................................................            3,496,455
  Fund shares redeemed .......................................................................................               92,237
  NYLIFE Distributors ........................................................................................               40,834
  Custodian ..................................................................................................                9,600
  Transfer agent .............................................................................................                5,745
  Trustees ...................................................................................................                  438
Accrued expenses .............................................................................................               69,074
Unrealized depreciation on forward foreign currency contracts ................................................              171,661
                                                                                                                       ------------
   Total liabilities .........................................................................................            3,886,044
                                                                                                                       ------------
Net assets ...................................................................................................         $ 62,794,160
                                                                                                                       ============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A ....................................................................................................         $     19,084
  Class B ....................................................................................................               44,265
Additional paid-in capital ...................................................................................           63,410,015
Accumulated undistributed net investment income ..............................................................               15,118
Accumulated distribution in excess of net realized gain on investments .......................................             (116,065)

Net unrealized depreciation on investments ...................................................................             (755,117)

Net unrealized appreciation on translation of assets and liabilities in foreign currencies
  and forward foreign currency contracts .....................................................................              176,860
                                                                                                                       ------------
Net assets ...................................................................................................         $ 62,794,160
                                                                                                                       ============

CLASS A
Net assets applicable to outstanding shares ..................................................................         $ 18,922,022
                                                                                                                       ============
Shares of beneficial interest outstanding ....................................................................            1,908,426
                                                                                                                       ============
Net asset value per share outstanding ........................................................................         $       9.91
Maximum sales charge (4.50% of offering price) ...............................................................                 0.47
                                                                                                                       ------------
Maximum offering price per share outstanding .................................................................         $      10.38
                                                                                                                       ============
CLASS B
Net assets applicable to outstanding shares ..................................................................         $ 43,872,138
                                                                                                                       ============
Shares of beneficial interest outstanding ....................................................................            4,426,520
                                                                                                                       ============
Net asset value and offering price per share outstanding .....................................................         $       9.91
                                                                                                                       ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period February 28* through December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a) .................................................................................................       $    58,490
  Interest (b) ..................................................................................................         3,458,292
                                                                                                                        -----------
   Total income .................................................................................................         3,516,782
                                                                                                                        -----------
Expenses:
  Distribution--Class B .........................................................................................           169,424
  Service .......................................................................................................           115,569
  Administration ................................................................................................           101,573
  Advisory ......................................................................................................           101,573
  Shareholder communication .....................................................................................            84,363
  Management ....................................................................................................            74,218
  Transfer agent ................................................................................................            41,574
  Registration ..................................................................................................            35,916
  Amortization of organization expense ..........................................................................            35,053
  Custodian .....................................................................................................            31,663
  Professional ..................................................................................................            30,954
  Recordkeeping .................................................................................................            18,325
  Trustees ......................................................................................................             1,400
  Miscellaneous .................................................................................................            18,275
                                                                                                                        -----------
   Total expenses before reimbursement ..........................................................................           859,880
Expense reimbursement from Administrator and Adviser or Manager .................................................          (158,842)

                                                                                                                        -----------
   Net expenses .................................................................................................           701,038
                                                                                                                        -----------
Net investment income ...........................................................................................         2,815,744
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions .........................................................................................         1,182,881
  Foreign currency transactions .................................................................................           111,334
                                                                                                                        -----------
Net realized gain on investments and foreign currency transactions ..............................................         1,294,215
                                                                                                                        -----------
Net unrealized depreciation on investments:
  Security transactions .........................................................................................          (755,117)

  Translation of assets and liabilities in foreign currencies and forward foreign currency contracts ............           176,860
                                                                                                                        -----------
Net unrealized loss on investments and foreign currencies .......................................................          (578,257)

                                                                                                                        -----------
Net realized and unrealized gain on investments and foreign currency transactions ...............................           715,958
                                                                                                                        -----------
Net increase in net assets resulting from operations ............................................................       $ 3,531,702
                                                                                                                        ===========

----------
*    Commencement of operations.
(a)  Dividends recorded net of foreign withholding taxes of $153.
(b)  Interest recorded net of foreign withholding taxes of $2,306.


    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                                  February 28, 1997*
                                                                                                                        through
                                                                                                                   December 31, 1997
                                                                                                                   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income .......................................................................................      $  2,815,744
  Net realized gain on investments ............................................................................         1,182,881
  Net realized gain on foreign currency transactions ..........................................................           111,334
  Net unrealized depreciation on investments ..................................................................          (755,117)
  Net unrealized appreciation on translation of assets and liabilities in foreign currencies and
   forward foreign currency contracts .........................................................................           176,860
                                                                                                                     ------------
  Net increase in net assets resulting from operations ........................................................         3,531,702
                                                                                                                     ------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A ....................................................................................................        (1,504,251)
   Class B ....................................................................................................        (1,461,165)
  From net realized gain on investments and foreign currency transactions:
   Class A ....................................................................................................          (431,115)
   Class B ....................................................................................................          (871,088)
                                                                                                                     ------------
   Total dividends and distributions to shareholders ..........................................................        (4,267,619)
                                                                                                                     ------------
Capital share transactions: Net proceeds from sale of shares:
   Class A ....................................................................................................        13,170,997
   Class B ....................................................................................................        42,685,916
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A ....................................................................................................         1,749,283
   Class B ....................................................................................................         1,998,370
                                                                                                                     ------------
                                                                                                                       59,604,566
  Cost of shares redeemed:
   Class A ....................................................................................................       (16,049,724)
   Class B ....................................................................................................        (3,024,765)
                                                                                                                     ------------
     Increase in net assets derived from capital share transactions ...........................................        40,530,077
                                                                                                                     ------------
     Net increase in net assets ...............................................................................        39,794,160

NET ASSETS:
Beginning of period ...........................................................................................        23,000,000
                                                                                                                     ------------
End of period .................................................................................................      $ 62,794,160
                                                                                                                     ============
Accumulated undistributed net investment income ...............................................................      $     15,118
                                                                                                                     ============

----------
*    Commencement of operations.


    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                Class A                Class B
                                                                                             ------------            ------------
                                                                                                      February 28, 1997*
                                                                                                            through
                                                                                                      December 31, 1997
                                                                                             ====================================
Net asset value at beginning of period .............................................         $      10.00            $      10.00
                                                                                             ------------            ------------
Net investment income ..............................................................                 0.54                    0.48
Net realized and unrealized gain on investments ....................................                 0.07                    0.07
Net realized and unrealized gain on foreign currency transactions ..................                 0.05                    0.05
                                                                                             ------------            ------------
Total from investment operations ...................................................                 0.66                    0.60
                                                                                             ------------            ------------
Less dividends and distributions:
  From net investment income .......................................................                (0.54)                  (0.48)
  From net realized gain on investments ............................................                (0.21)                  (0.21)
                                                                                             ------------            ------------
Total dividends and distributions ..................................................                (0.75)                  (0.69)
                                                                                             ------------            ------------
Net asset value at end of period ...................................................         $       9.91            $       9.91
                                                                                             ============            ============
Total investment return (a) ........................................................                 6.62%                   6.02%
Ratios (to average net assets)/Supplemental Data:
  Net investment income ............................................................                 6.46%+                  5.71%+
  Net expenses .....................................................................                 1.15%+                  1.90%+
  Expenses (before reimbursement) ..................................................                 1.49%+                  2.24%+
Portfolio turnover rate ............................................................                  323%                    323%
Average commission rate paid .......................................................         $     0.0520            $     0.0520
Net assets at end of period (in 000's) .............................................         $     18,922            $     43,872

----------
*    Commencement of operations.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund commenced operations on February 28, 1997, and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's primary objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are

MainStay Strategic Income Fund

deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Notes to Financial Statements continued

Forward foreign currency contracts open at December 31, 1997:


                                                                   Contract                   Contract              Unrealized
                                                                    Amount                     Amount              Appreciation/
                                                                     Sold                     Purchased           (Depreciation)
                                                            -----------------------      ---------------------    -------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. US$, expiring 2/3/98                  A$              259,000      $             175,790       $  6,894
Canadian Dollar vs. US$, expiring 2/23/98                   C$              240,000      $             167,785           (208)
Danish Krone vs. Deutsche Mark, expiring 1/22/98            DK            3,890,000      DM          1,020,542           (440)
Deutsche Mark vs. US$, expiring 1/7/98-1/20/98              DM           14,725,827      $           8,493,810        297,489
Deutsche Mark vs. French Francs, expiring 2/18/98           DM            3,943,204      FF         13,205,000          2,014
Deutsche Mark vs. Danish Krone, expiring 1/22/98            DM               84,871      DK            323,000            (37)
Deutsche Mark vs. Danish Krone, expiring 1/22/98            DM              185,039      DK            705,000             34
Deutsche Mark vs. Pound Sterling, expiring 1/15/98          DM              967,388      (pound)       335,000         12,300
Deutsche Mark vs. Pound Sterling, expiring 1/15/98          DM              834,032      (pound)       281,401         (1,593)
Deutsche Mark vs. Italian Lira, expiring 1/12/98            DM              198,686      IL        195,000,000           (208)
Irish Punt vs. US$, expiring 1/15/98                        IP              114,000      $             173,309         10,867
Irish Punt vs. Deutsche Mark, expiring 1/15/98              IP              340,000      DM            874,395          2,257
Italian Lira vs. Deutsche Mark, expiring 1/12/98            IL          503,000,000      DM            512,324            435
Italian Lira vs. Deutsche Mark, expiring 1/12/98            IL          570,000,000      DM            579,082           (333)
New Zealand Dollar vs. US$, expiring 1/26/98                ND            1,140,000      $             658,236         (2,205)
Pound Sterling vs. Deutsche Mark, expiring 1/14/98          (pound)         485,000      DM          1,435,231          1,412
Pound Sterling vs. US$, expiring 1/15/98                    (pound)         530,000      $             880,860          9,450
Pound Sterling vs. Deutsche Mark, expiring 1/15/98          (pound)         471,000      DM          1,326,011        (36,279)
Pound Sterling vs. US$, expiring 1/15/98                    (pound)         160,000      $             258,768         (4,299)
Swedish Krona vs. US$, expiring 1/12/98                     SK            4,000,000      $             534,759         30,463
Swedish Krona vs. Deutsche Mark, expiring 2/10/98           SK            6,760,000      DM          1,547,387          9,686
Swiss Franc vs. Deutsche Mark, expiring 1/20/98             CF              520,000      DM            645,241          1,879
South African Rand vs. US$, expiring 1/29/98                ZAR             700,000      $             142,886            207


                                                                   Contract                   Contract              Unrealized
                                                                    Amount                     Amount              Appreciation/
                                                                   Purchased                    Sold              (Depreciation)
                                                            -----------------------      ---------------------    -------------
Foreign Currency Buy Contracts
------------------------------
Australian Dollar vs. US$, expiring 2/3/98                  A$               95,000      $              62,040       $    (90)
Deutsche Mark vs. US$, expiring 1/7/98-1/20/98              DM            5,919,898      $           3,405,250       (111,505)
Irish Punt vs. US$, expiring 1/15/98                        IP               37,000      $              53,650           (928)
Pound Sterling vs. US$, expiring 1/15/98                    (pound)         266,000      $             446,247         (8,898)
Spanish Peseta vs. US$, expiring 1/12/98                    SP           12,800,000      $              85,733         (1,727)
Swedish Krona vs. US$, expiring 1/12/98                     SK            1,155,000      $             148,526         (2,911)
New Zealand Dollars vs. US$, expiring 1/26/98               ND              320,000      $             184,160          1,227
                                                                                                                     --------
Net Unrealized Appreciation on Forward Foreign
   Currency Contracts                                                                                                $214,953
                                                                                                                     ========

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal

MainStay Strategic Income Fund

of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 15% of its net assets in illiquid securities.

Restricted securities held at December 31, 1997:

                                                             Principal                                     Percent
                                             Acquisition      Amount/                     12/31/97            of
               Security                         Date          Shares          Cost          Value         Net Assets
               --------                         ----          ------          ----          -----         ----------
EEX Capital Inc.
   Preferred Stock                            11/17/97            100       $101,170       $102,243           0.2%
FRI-MRD Corp.
   (zero coupon), due 1/24/02
   15.00%, beginning 6/30/99                   8/12/97       $320,000        252,111        271,200           0.4
United International Holdings, Inc.
   4.00%, Series A
   Convertible Preferred Stock                  8/1/97          1,840        250,655        257,600           0.4
                                                                            --------       --------           ---
                                                                            $603,936       $631,043           1.0%
                                                                            ========       ========           ===

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $56,713 and $108,077 have been reclassified from additional paid-in capital and accumulated distribution in excess of net realized gain on investments, respectively, to accumulated undistributed net investment income due to certain expenses being nondeductible for tax purposes and the tax treatment of foreign currency gains, respectively.

Notes to Financial Statements continued

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the

MainStay Strategic Income Fund

U.S. dollar equivalent amount actually received or paid. The Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at year end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Foreign currency held at December 31, 1997:

                 Currency                             Cost               Value
------------------------------------------          -------             -------
Argentinean Peso         AP          3,516          $ 3,518             $ 3,517
Deutsche Mark            DM         40,500           22,707              22,524
French Franc             FF          3,910              656                 650
New Zealand Dollar       ND         30,533           17,841              17,731
Swedish Krona            SK        400,000           51,094              50,254
                                                    -------             -------
                                                    $95,816             $94,676
                                                    =======             =======

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.60%. The Manager has voluntarily agreed to reduce its fee payable to the extent necessary such that total expenses do not exceed on an annual basis 1.15% and 1.90% of the average daily net assets of Class A and Class B shares, respectively, until such time as the Fund reaches $100 million in assets or one year from the date of the Fund's commencement of operations, whichever may occur first.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

Notes to Financial Statements continued

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund and had voluntarily agreed to assume the expenses of the Fund to the extent necessary such that expenses would not exceed on an annual basis 1.15% and 1.90% of the average daily net assets of Class A and Class B shares, respectively, until such time as the Fund reached $100 million in assets or one year from the Fund's commencement of operations, whichever came first. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997, and the expense reimbursement agreements also remain the same as prior to that date. For the period February 28, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $101,573 and each reimbursed the Fund $40,291. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $74,218 and reimbursed the Fund $78,260.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $14,008 for the period February 28, 1997, through December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $11,479 for the same period.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the period ended December 31, 1997, amounted to $39,457 and $285, respectively.

MainStay Strategic Income Fund

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1997, New York Life held shares of Class A with a net asset value of $6,368,379, which represents 33.7% of the Class A net assets at period end. NYLIFE Distributors held shares of Class B with a net asset value of $5,300,961, which represents 12.1% of the Class B net assets at period end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,059 for the period February 28, 1997, through December 31, 1997.

Fees for recordkeeping services provided to the Fund by MainStay Management or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $4,701 and $13,624 for MainStay Management and NYLIFE Distributors, respectively, for the period ended December 31, 1997.

Note 4--Federal Income Tax:

The Fund intends to elect, to the extent provided by the regulations, to treat $100,513 of qualifying capital losses that arose during the year as if they arose on January 1, 1998.

Note 5--Purchases and Sales of Securities (in 000's):

During the period February 28, 1997, through December 31, 1997, purchases and sales of U.S. Government securities were $68,847 and $58,647, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $140,477 and $94,017, respectively.

Note 6--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

Note 7--Capital Share Transactions (in 000's):

                                                            February 28* through
                                                              December 31, 1997
                                                             -------------------
                                                             Class A     Class B
                                                             -------     -------
Shares sold.................................................  1,311       4,226
Shares issued in reinvestment of dividends..................    173         199
                                                              -----       -----
                                                              1,484       4,425
Shares redeemed............................................. (1,576)       (297)
                                                              -----       -----
Net increase (decrease).....................................    (92)      4,128
                                                              =====       =====

----------
*    Commencement of operations.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Income Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.





Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 25, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of       with strong growth potential             level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of       S&P 500*                                 of stocks with the protection of a
                            Fund]                                                         principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph indicating     international stock markets with         of international equities or want to
                            risk/reward of       an emphasis on risk control              add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       graph indicating     a special blend of capital               may offer growth potential if converted
                            risk/reward of       appreciation and current income          into common stock
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph indicating     return from common stocks,               have undervalued and you want to
                            risk/reward of       convertible securities, and high-yield   manage risk through multimarket
                            Fund]                corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Balances current income with growth      You seek a combination of income and
Total Return Fund           graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of       bonds, and money market instruments      risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of       for positive change                      tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph indicating    consistent with safety of principal      current income and safety of principal
                             risk/reward of      primarily from U.S. government
                             Fund]               securities.#
------------------------------------------------------------------------------------------------------------------------------------

High Yield                   [horizontal bar     An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          graph indicating    fund that is actively managed for        and can accept the higher risk of
                             risk/reward of      maximum current income||                 securities with high-yield potential++
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph indicating    non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward of      risk control                             diversification to your domestic
                             Fund]                                                        investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph indicating    preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward of      liquidity, with free checkwriting**      ning to spend or invest in the near future
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
STRATEGIC INCOME FUND        graph indicating    tive overall return by investing in      higher income and overall return by
                             risk/reward of      a diversified portfolio of domestic      investing in multiple bond market
                             Fund]               and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------




TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You are a California resident and want to
California Tax Free Fund  [Horizontal bar        from both federal and California         keep more of what you earn by invest-
                          graph indication       income taxes consistent with             ing for income that's double tax free+++
                          risk/reward of Fund]   preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                                                 Seeks high current income exempt         You are a New York State or City resident
New York Tax Free Fund     [Horizontal bar       from federal, New York State, and        and want to keep more of what you earn
                           graph indication      New York City income taxes consis-       with income that's double or triple tax
                           risk/reward of Fund]  tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------

                          [Horizontal bar        Seeks high current income                You are in a high federal income tax
Tax Free Bond Fund        graph indication       exempt from regular federal income tax   bracket or want to pay less of your
                          risk/reward of Fund]   with preservation of capital+++          investment income to the IRS

------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                  ================
                      MAINSTAY
                  ================----------------------
                                Strategic Income Fund
                            ----------------------------


                                                                   Annual Report
                                                               December 31, 1997



                                                             [LOGO] MAINSTAY(R)
                                                                    FUNDS


                  OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                 Dechert Price & Rhoads
                      Legal Counsel

* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly  [LOGO]
owned subsidiary of New York Life Insurance Company.          NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Strategic Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.                                       MSAN17-02/98

[GRAPHIC]

Table of Contents

President's Letter                                                             2

MainStay Strategic Value Fund Highlights                                       4

Portfolio Management Discussion and Analysis                                   5

Performance from 10/22/97 through 12/31/97                                     6

Asset Allocation as of 12/31/97                                                7

Portfolio Composition                                                          9

Fund & Lipper Returns                                                         10

Top 10 Holdings                                                               11

10 Largest Purchases                                                          11

10 Largest Sales                                                              11

Portfolio of Investments                                                      12

Financial Statements                                                          17

Notes to Financial Statements                                                 21

Report of Independent Accountants                                             26

The MainStay Funds                                                            28

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more


----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund(ss.) on February 28, 1997, and the MainStay Strategic Value Fund on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.


Sincerely,


/s/ Stephen C. Roussin


Stephen C. Roussin
January 1998


----------
++      Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

MainStay Strategic Value Fund Highlights

--------------------------------------------------------------------------------
                 MARKET HIGHLIGHTS FOR THE PERIOD ENDED 12/31/97
================================================================================

[ ] The stock and bond markets were highly volatile from October 22, 1997, through the end of the year, largely as a result of currency problems and financial difficulties in Asian markets.

[ ] As investors retreated from Asian securities, they sought refuge in highly dependable stocks and higher-quality bonds in both the high-grade and high-yield sectors.

[ ] The convertible and high-yield bond markets both benefited from declining interest rates, which caused bonds in general to rally.

[ ] As problems in Asian markets unfolded, the likelihood of inflation decreased and some investors began to speculate about the possibility of deflation in 1998.

================================================================================

--------------------------------------------------------------------------------
                  FUND HIGHLIGHTS FOR THE PERIOD ENDED 12/31/97
================================================================================

[ ] The MainStay Strategic Value Fund began operations on October 22, 1997, in the midst of Asian market difficulties.

[ ] For the period from October 22, 1997, to December 31, 1997, the Fund returned 4.11% and 4.04% for Class A and Class B shares, respectively, excluding all sales charges.

[ ] Both share classes outperformed the S&P 500 Index,* which returned 0.55% for the same period.

[ ] Although the Fund began operations amid the Asian turmoil, the timing proved opportune, since clear signs of weakness allowed the Fund to avoid some of the worst performing securities and sectors that plagued other funds.

================================================================================

----------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Strategic Value Fund Team

STRATEGIC VALUE FUND TEAM

Denis Laplaige, Steven Tananbaum, and Neil Feinberg


The period from October 22, 1997, through the end of the year was marked by extreme volatility in the stock market, including a 554 point drop in the Dow Jones Industrial Average* on October 27, 1997, and the largest single day point rise in the Dow's history on the following day. One hundred point moves were the norm rather than the exception during this difficult period, as stock and bond markets were rocked by currency problems and financial difficulties in Asian markets.

As these problems, referred to as the "Asian flu," spread across domestic markets, many investors sought refuge in highly dependable stocks with predictable earnings or higher-quality income securities. This flight to quality, along with lowered inflation expectations and declining interest rates increased the momentum of a bond rally that was already strong. In the high-yield market, investors shifted their attention to securities with higher credit quality, which offered more appealing risk/reward characteristics as yield spreads narrowed and risks increased. Stock market volatility provided additional profit opportunities for speculative investors in the convertible market who alternately bought convertibles and sold the underlying stocks short to take advantage of wide market swings.

How did the MainStay Strategic Value Fund perform in this environment?

From its inception on October 22, 1997, through December 31, 1997, the MainStay Strategic Value Fund returned 4.11% and 4.04% for Class A and Class B shares, respectively, excluding all sales charges. This compared very positively with the S&P 500 Index,+ which returned only 0.55% for the same period.

What was the target asset allocation for the Fund?

The targeted asset allocation for the period ended 12/31/97 was 70% in value stocks, 15% in high-yield bonds, and 15% in convertible securities. Although the Fund can invest higher percentages in bonds and stocks, this allocation reflected the belief that the greatest opportunities were in the equity market--a reasonable assumption in a year when the S&P 500 Index returned 33.36%.


[GRAPHIC]

Volatility
----------

Fluctuations in the price of securities or markets, up or down, over a short period of time.

Inflation/deflation
-------------------

Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

Credit quality
--------------
A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.


----------
* The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
+    See footnote on page 2 for more information on the S&P 500.

[GRAPHIC]

Yield spread
------------

The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as intermediate-term and short-term Treasury issues.

Short sale
----------

Selling a security or commodity futures contract not owned by the seller. The technique may be used to take advantage of anticipated price declines or to protect profit in a long position.

Weighting
---------

The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is larger than the sector's share of the market as a whole.


PERFORMANCE FROM 10/22/97 THROUGH 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period                                  Total
End                                    Return %
------------------------------------------------
12/97                               4.11 Class A
12/97                               4.04 Class B

See footnote * on page 10 for more information on performance.


How did you cope with market volatility from the Fund's inception through the end of the year?

Actually, we used market volatility to the Fund's advantage. We took our time in investing the Fund's initial assets and did so in a disciplined way that allowed the Fund to take advantage of pricing opportunities in the highly volatile market environment. This strategy had a positive impact on the Fund's performance. As we saw increasingly negative developments in Asian markets (including a major slide in the Hong Kong stock market on the second day of trading), we were able to avoid many of the problems that stemmed from the Asian difficulties.

In which stocks did you invest the value equity portion of the Fund?

Although we select securities one-by-one, our proprietary screening process showed that a number of utility companies were attractively priced, had price-to-earnings ratios about half of the average for securities in the market, and could provide sufficient income to act as a buffer if there was a market downturn. The Fund benefited from investments in PG&E Corp., FPL Group, Inc., Long Island Lighting Co., and Boston Edison Co., just to name a few of the holdings.

What do you look for in value stocks?

By definition, value investing means looking for bargains. But not every low-priced stock is going to provide real value to investors. Generally, we look for liquidity first, then we look for financial strength and free cash flow. Then we consider specific catalysts, such as dividend yield, asset sales and management changes, that could stimulate positive change at the company and increase investor interest in the stock.

Were there areas that you tried to avoid?

Given the problems in Asian markets, we tried to steer clear of technology issues, which were undergoing a major setback. The equity portion of the Fund also remained underweighted in financial stocks, since our value screening process suggested

ASSET ALLOCATION AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Convertible Securities                         16.8%
High-Yield Securities                          11.2%
Common Stocks                                  49.8%
Cash, Equivalents & Other Assets,
less Liabilities                               22.2%

Actual percentages will vary over time.


that many financial issues were fully valued during the reporting period. That proved to be a wise decision, as financial issues underperformed the market as a whole from October 22 through the end of the year.

Did any of the Fund's stocks do particularly poorly?

The Fund did not have success with its HMO holdings, which negatively impacted performance. The industry is undergoing a transition from a growth phase into a mature maintenance phase, and we bought Columbia/HCA, Aetna, Inc., Foundation Health Systems, Inc., and CIGNA Corp. for the Fund to capitalize on this shift. We believe these companies are well positioned and that we were just ahead of the market in recognizing their potential value.

Where did you invest the high-yield portion of the Fund?

Although high-yield bonds represented a small portion of the Fund, their high current income and capital appreciation potential contributed positively to the Fund's overall performance. Given the general flight to quality, we emphasized upper-tier, longer-duration bonds and looked for companies with sufficient strength and enough dependable cash flow to weather a market downturn.

Which high-yield securities were strong performers?

The Fund benefited from a significant holding in United Mexican States bonds. USN Communications was a very strong performer, providing exposure to the rapidly expanding and highly competitive market for local area telephone service providers.

Were there any high-yield securities that didn't do well?

Cityscape Financial was an overly aggressive subprime mortgage lender that faced some prepayment problems as interest rates declined. First Pacific is a conglomerate of premier Asian holdings with excellent fundamentals, a liquid balance sheet, and promising prospects. Despite these


[GRAPHIC]

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Prepayment risk
---------------

As rates decline, it becomes more likely that borrowers will repay their loans before maturity to refinance at lower rates. Lenders or bondholders may see the income stream from existing loans or bonds disappear and may be unable to obtain a similar income stream at the same price in the current market--an additional difficulty known as reinvestment risk.

[GRAPHIC]

Bottom-up
investing
----------

Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

The potential for high yield is accompanied by higher risk and certain of the Fund's investments are speculative. Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Past performance is no guarantee of future results.


strengths, the price of the bonds continued to decline through the end of the year as investors abandoned fundamentals in their flight from Asia. While both securities had a negative impact on performance, we're cautiously optimistic about Cityscape Financial Corp. and believe First Pacific Capital Ltd. may recover quickly when Asian fears subside.

What about the convertible portion of the Fund?

Once again, convertible securities accounted for only a small portion of the Fund, but had a positive impact on performance. As concern over Asian difficulties heightened, we felt utilities and oil drilling companies might provide more dependable performance, but with declining oil prices and mild weather, Apache Corp. underperformed the market as a whole. On a more positive note, the Fund held convertibles from Consolidated Natural Gas Co., U.S. Office Products Co., and Credence Systems Corp., all of which contributed positively to the Fund's performance.

How did you select these securities for the Fund?

We use a disciplined "bottom-up" investment approach that evaluates the underlying stock as well as the convertible to determine the risk and reward characteristics of each. We're risk averse value managers and seek to sell securities when they move outside well-defined risk/reward parameters.

What is your outlook going forward?

We believe that value stocks will continue to offer opportunities, particularly in volatile markets. As the Asian turmoil begins to subside, we may see buying opportunities, but will need to carefully evaluate downside potential before putting the Fund's shareholders at risk. The possibility of lower inflation may provide a positive backdrop for convertible and high-yield bonds, and we will continue to evaluate both the risk and reward sides of the investment equation in each of the Fund's three markets as we seek new opportunities to uncover hidden value.


Denis Laplaige
Steven Tananbaum
Neil Feinberg
Portfolio Managers

PORTFOLIO COMPOSITION AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Convertible Bonds                            13.6%
Convertible Preferred Stocks                  3.2%
Corporate Bonds                              11.1%
Common Stocks                                49.8%
Preferred Stocks                              0.1%
Cash, Equivalents & Other Assets
less Liabilities                             22.2%


Actual percentages will vary over time.

[GRAPHIC]

[GRAPHIC]

Fund & Lipper Returns as of 12/31/97

--------------------------------------------------------------------------------
Fund average annual total returns*
================================================================================
                                                  Life of Fund
                                                through 12/31/97
Class A                                               4.11%
Class B                                               4.04%
================================================================================

--------------------------------------------------------------------------------
Fund SEC returns*
================================================================================
                                                  Life of Fund
                                                through 12/31/97
Class A                                              (1.61%)
Class B                                              (0.96%)
================================================================================

--------------------------------------------------------------------------------
Lipper+ category return as of 12/31/97
================================================================================
                                                  Life of Fund
                                                through 12/31/97
Average Lipper
global flexible portfolio fund                       (1.39%)
================================================================================

--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the period ended 12/31/97
================================================================================
                     NAV 12/31/97           Income             Capital Gains
Class A                  $10.29             $0.0282               $0.0910
Class B                  $10.29             $0.0211               $0.0910
================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the initial offering of both share classes on 10/22/97 through 12/31/97.

Top 10 Holdings as of 12/31/97
--------------------------------------------------------------------------------
HOLDING                                                                   AMOUNT
================================================================================
ITT Publimedia B.V., 9.375%, due 9/15/07                              $1,004,530
U.S. Office Products Co., 5.50%, due 5/15/03                             940,000
Microsoft Corp., $2.196, Series A                                        629,125
Consolidated Natural Gas Co., 7.25%, due 12/15/15                        575,000
Philip Morris Cos., Inc.                                                 543,750
Tel-Save Holdings, Inc., 4.50%, due 9/15/02                              476,250
Apache Corp., 6.00%, due 1/15/02                                         457,000
US West Communications Group                                             451,250
Foundation Health Systems, Inc. Class A                                  434,075
UST, Inc.                                                                432,169
================================================================================

10 Largest Purchases for the period ended 12/31/97
--------------------------------------------------------------------------------
SECURITY                                                      AMOUNT OF PURCHASE
================================================================================
United Mexican States Series, 6.25%, due 12/31/19
    and 11.50%, due 5/15/26                                           $1,673,750
ITT Publimedia B.V., 9.375%, due 9/15/07                               1,003,685
U.S. Office Products Co., 5.50%, due 5/15/03                             860,000
Microsoft Corp., $2.196, Series A                                        628,250
Foundation Health Systems, Inc. Class A                                  549,290
Consolidated Natural Gas Co., 7.25%, due 12/15/15                        545,625
Tel-Save Holdings, Inc., 4.50%, due 9/15/02                              541,875
Philip Morris Cos., Inc.                                                 523,220
Synoptics Communications, Inc., 5.25% due 5/15/03                        515,000
Apache Corp., 6.00%, due 1/15/02                                         497,044
================================================================================

10 Largest Sales for the period ended 12/31/97
--------------------------------------------------------------------------------
SECURITY                                                          AMOUNT OF SALE
================================================================================
United Mexican States Series, 6.25%, due 12/31/19
    and 11.50%, due 5/15/26                                           $1,875,000
Synoptics Communications, Inc., 5.25%, due 5/15/03                       504,900
Northeast Utilities                                                      251,483
EVI, Inc., 5.00%                                                         134,625
Nextel Communications, Inc., (zero coupon), due 10/31/07
    9.75%, beginning 10/31/02                                            109,000
Comtel Brasileira Ltd., 10.75%, due 9/26/04                               97,750
Ford Brasil Ltd., 9.25%, due 1/22/07                                      37,700
Goodyear Tire & Rubber Co.                                                36,955
Echo Bay Mines Ltd., 11.00%, due 4/1/27                                   34,000
Federated Department Stores, Inc.                                         33,261
================================================================================

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay Strategic Value Fund

                                                       Principal
                                                         Amount                 Value
                                                       ==================================
CONVERTIBLE SECURITIES (16.8%)+
BONDS (13.6%)

AUTO PARTS (0.9%)
Mark IV Industries, Inc.
   4.75%, due 11/1/04 (c).....................         $  250,000           $     231,250
                                                                            -------------

COMPUTERS & OFFICE EQUIPMENT (3.6%)
U.S. Office Products Co.
   5.50%, due 5/15/03.........................          1,000,000                 940,000
                                                                            -------------

CONGLOMERATES (0.4%)
First Pacific Capital Ltd.
   2.00%, due 3/27/02 (f).....................            130,000                 103,350
                                                                            -------------

ELECTRICAL EQUIPMENT (1.6%)
Credence Systems Corp.
   5.25%, due 9/15/02 (c).....................            500,000                 420,000
                                                                            -------------

ENERGY (1.8%)
Apache Corp.
   6.00%, due 1/15/02 (f).....................            400,000                 457,000
                                                                            -------------

GAS UTILITIES (2.2%)
Consolidated Natural Gas Co.
   7.25%, due 12/15/15........................            500,000                 575,000
                                                                            -------------

SPECIALIZED SERVICES (1.3%)
Corestaff, Inc.
   2.94%, due 8/15/04.........................            400,000                 335,000
                                                                            -------------


TELECOMMUNICATION SERVICES (1.8%)
Tel-Save Holdings, Inc.
   4.50%, due 9/15/02 (c).....................            500,000                 476,250
                                                                            -------------
Total Convertible Bonds
   (Cost $3,556,113)..........................                                  3,537,850
                                                                            -------------
                                                         Shares
                                                       ==========
PREFERRED STOCKS (3.2%)

CASINOS (0.1%)
Station Casinos, Inc.
   7.00%......................................                525                  21,525
                                                                            -------------

COMPUTERS & OFFICE EQUIPMENT (2.4%)
Microsoft Corp.
   $2.196, Series A...........................              7,000                 629,125
                                                                            -------------

OIL SERVICES (0.7%)
EVI, Inc.
   5.00% (c)..................................              4,000                 178,000
                                                                            -------------
Total Preferred Stocks
   (Cost $827,431)............................                                    828,650
                                                                            -------------
Total Convertible Securities
   (Cost $4,383,544)..........................                                  4,366,500
                                                                            -------------
                                                       Principal
                                                         Amount
                                                       ==========

CORPORATE BONDS (11.1%)

BANKS (0.1%)
First Nationwide Holdings, Inc.
   12.25%, due 5/15/01........................           $ 25,000                  28,125
                                                                            -------------

CABLE (0.6%)
Adelphia Communications Corp.
   Series B
   9.25%, due 10/1/02.........................             65,000                  66,300
Kabelmedia Holdings GmbH
   (zero coupon), due 8/1/06
   13.625%, beginning 8/1/01 (e)..............             20,000                  14,800
Marcus Cable Operating Co. L.P.
   (zero coupon), due 8/1/04
   13.50%, beginning 8/1/99...................             65,000                  60,125
UIH Australia/Pacific, Inc.
   Series B
   (zero coupon), due 5/15/06
   14.00%, beginning 5/15/01..................             30,000                  19,800
                                                                            -------------
                                                                                  161,025
                                                                            -------------

CASINOS (0.2%)
Grand Casinos, Inc.
   10.125%, due 12/1/03.......................             15,000                  16,125
Penn National Gaming, Inc.
   10.625%, due 12/15/04 (c)..................             25,000                  25,750
                                                                            -------------
                                                                                   41,875
                                                                            -------------

CELLULAR TELEPHONE (0.3%)
Centennial Cellular Corp.
   8.875%, due 11/1/01........................             30,000                  30,750
Millicom International Cellular, S.A.
   (zero coupon), due 6/1/06
   13.50%, beginning 6/1/01 (e)...............             50,000                  36,625

----------
+    Percentages indicated are based on Fund net assets.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1997

                                                       Principal
                                                         Amount                 Value
                                                       ==================================
CORPORATE BONDS (Continued)

CELLULAR TELEPHONE (Continued)
Rogers Cantel, Inc.
   8.30%, due 10/1/07 (c).....................         $   15,000           $      14,887
                                                                            -------------
                                                                                   82,262
                                                                            -------------

ELECTRIC UTILITIES (0.0%) (b)
CMS Energy Corp.
   8.125%, due 5/15/02........................              7,000                   7,206
                                                                            -------------

FINANCE (0.1%)
Cityscape Financial Corp.
   Series A
   12.75%, due 6/1/04.........................             25,000                  11,500
Imperial Credit Industries, Inc.
   Series B
   9.875%, due 1/15/07........................             18,000                  17,730
                                                                            -------------
                                                                                   29,230
                                                                            -------------

FINANCIAL SERVICES (3.9%)
ITT Publimedia B.V.
   9.375%, due 9/15/07 (c)....................            950,000               1,004,530
                                                                            -------------

FOOD, BEVERAGES & TOBACCO (0.2%)
Colorado Prime Corp.
   12.50%, due 5/1/04.........................             15,000                  14,925
Sparkling Spring Water Group Ltd.
   11.50%, due 11/15/07 (c)...................             20,000                  20,600
Standard Commercial Corp.
   8.875%, due 8/1/05 (c).....................             25,000                  25,250
                                                                            -------------
                                                                                   60,775
                                                                            -------------

HEALTH CARE (0.6%)
Extendicare Health Services, Inc.
   9.35%, due 12/15/07 (c)....................             70,000                  71,750
Quest Diagnostics, Inc.
   10.75%, due 12/15/06.......................             70,000                  76,388
                                                                            -------------
                                                                                  148,138
                                                                            -------------

HOME BUILDING (0.1%)
Presley Companies (The)
   12.50%, due 7/1/01.........................             25,000                  24,219
                                                                            -------------

INSURANCE (0.3%)
Superior National Capital Trust I
   10.75%, due 12/1/17 (c)(h1)................             45,000                  46,012
Veritas Capital Trust
   10.00%, due 1/1/28 (c)(h2).................             40,000                  40,800
                                                                            -------------
                                                                                   86,812
                                                                            -------------

LEISURE (0.2%)
Bally Total Fitness Holdings Corp.
   9.875%, due 10/15/07 (c)...................             60,000                  60,450
                                                                            -------------

MEDIA (0.7%)
CD Radio, Inc.
   (zero coupon), due 12/1/07
   15.00%, beginning 12/1/02..................            230,000                 105,800
Rogers Communications, Inc.
   8.875%, due 7/15/07 (e)....................             30,000                  30,000
Viacom, Inc.
   8.00%, due 7/7/06..........................             50,000                  50,375
                                                                            -------------
                                                                                  186,175
                                                                            -------------

MEDICAL EQUIPMENT (0.0%) (b)
Kinetic Concepts, Inc.
   9.625%, due 11/1/07 (c)....................              9,000                   9,146
                                                                            -------------

PAPER & FOREST PRODUCTS (0.2%)
Doman Industries Ltd.
   9.25%, due 11/15/07 (c)....................             20,000                  19,500
Stone Container Finance Company
   of Canada
   11.50%, due 8/15/06 (c)(e).................             15,000                  15,712
                                                                            -------------
                                                                                   35,212
                                                                            -------------

PERSONAL SERVICES (0.2%)
Loewen Group, Inc. (The)
   6.70%, due 10/1/99 (c).....................             50,000                  50,196
                                                                            -------------

POLLUTION & RELATED (0.3%)
Allied Waste Industries
   (zero coupon), due 6/1/07
   11.30%, beginning 6/1/02 (f)...............            100,000                  70,000
                                                                            -------------

PUBLISHING (0.5%)
Ascent Entertainment Group, Inc.
   (zero coupon), due 12/15/04
   11.875%, beginning 12/15/02 (c)............            225,000                 128,813
                                                                            -------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                                       Principal
                                                         Amount                 Value
                                                       ==================================
CORPORATE BONDS (Continued)

RESTAURANTS & LODGING (1.0%)
LA Quinta Inns, Inc.
   9.25%, due 5/15/03.........................         $  150,000           $     156,000
Perkins Family Restaurant L.P.
   Perkins Finance Corp.
   10.125%, due 12/15/07 (c)..................            100,000                 101,250
                                                                            -------------
                                                                                  257,250
                                                                            -------------

STEEL, ALUMINUM & OTHER METALS (0.2%)
UCAR Global Enterprises, Inc.
   Series B
   12.00%, due 1/15/05........................             45,000                  50,512
                                                                            -------------

TELECOMMUNICATION SERVICES (0.8%)
Fonorola, Inc.
   12.50%, due 8/15/02 (e)....................              7,000                   7,805
GCI, Inc.
   9.75%, due 8/1/07..........................             15,000                  15,563
Intermedia Communications, Inc.
   8.50%, due 1/15/08 (c).....................             10,000                  10,000
Paging Network, Inc.
   10.00%, due 10/15/08.......................            125,000                 129,531
USN Communications, Inc.
   (zero coupon), due 8/15/04
   14.625%, beginning 8/15/00 (c).............             40,000                  30,400
                                                                            -------------
                                                                                  193,299
                                                                            -------------

TRANSPORTATION (0.6%)
Kitty Hawk, Inc.
   9.95%, due 11/15/04 (c)....................             10,000                  10,050
Pegasus Shipping Hellas Ltd.
   11.875%, due 11/15/04 (c)..................            115,000                 113,850
Trico Marine Services, Inc.
   Series E
   8.50%, due 8/1/05 (c)......................             40,000                  40,550
                                                                            -------------
                                                                                  164,450
                                                                            -------------
Total Corporate Bonds
   (Cost $2,858,123)..........................                                  2,879,700
                                                                            -------------

                                                        Shares
                                                       ==========
COMMON STOCKS (49.8%)


AIRLINES (1.5%)
Northwest Airlines Corp.......................              8,300                 397,362
                                                                            -------------

AUTO MANUFACTURING (0.7%)
Ford Motor Co.................................              3,700                180,144
                                                                            -------------


AUTO PARTS (3.5%)
Echlin Inc. ..................................             10,000                 361,875
LucasVarity, PLC ADR (d)......................             10,400                 362,700
TRW, Inc......................................              3,600                 192,150
                                                                            -------------
                                                                                  916,725
                                                                            -------------

BANKS (2.7%)
Banc One Corp.................................              3,700                 200,956
Bankers Trust New York Corp...................              1,800                 202,387
Wells Fargo & Co..............................                900                 305,494
                                                                            -------------
                                                                                  708,837
                                                                            -------------

CAPITAL GOODS (1.3%)
Owens-Illinois, Inc. .........................              9,000                 341,437
                                                                            -------------

CASINOS (1.1%)
Harrah's Entertainment, Inc. (a)..............             15,000                 283,125
                                                                            -------------

CHEMICALS (1.3%)
Imperial Chemical Industries
   PLC ADR (d)................................              5,000                 324,687
                                                                            -------------


COMPUTERS & OFFICE EQUIPMENT (1.0%)
Xerox Corp....................................              3,600                 265,725
                                                                            -------------


CONTAINERS (0.8%)
Crown Cork & Seal Co., Inc. ..................              4,000                 200,500
                                                                            -------------


DOMESTIC OIL & GAS (1.4%)
Noble Affiliates, Inc.........................             10,500                 370,125
                                                                            -------------


DOMESTIC OILS (1.2%)
Occidental Petroleum Corp.....................             10,700                 313,644
                                                                            -------------


ELECTRIC UTILITIES (2.6%)
Long Island Lighting Co. .....................              8,800                 265,100
Public Service Enterprise
   Group, Inc.................................             13,000                 411,937
                                                                            -------------
                                                                                  677,037
                                                                            -------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                         Shares                 Value
                                                       ==================================
COMMON STOCKS (Continued)

ELECTRICAL EQUIPMENT (2.4%)
Cinergy Corp. ................................              9,500              $  363,969
Lexmark International Group, Inc.
   Class A....................................              7,000                 266,000
                                                                            -------------
                                                                                  629,969
                                                                            -------------

ENERGY (4.8%)
Boston Edison Co. ............................              6,000                 227,250
Central & South West Corp.....................             11,500                 311,219
OGE Energy Corp. .............................              4,500                 246,094
PG&E Corp. ...................................              8,300                 252,631
Seagull Energy Corp. .........................             10,000                 206,250
                                                                            -------------
                                                                                1,243,444
                                                                            -------------

FOOD, BEVERAGES & TOBACCO (4.8%)
Philip Morris Cos., Inc.......................             12,000                 543,750
RJR Nabisco Holdings Corp. ...................              7,000                 262,500
UST, Inc. ....................................             11,700                 432,169
                                                                            -------------
                                                                                1,238,419
                                                                            -------------

GAS UTILITIES (1.1%)
Coastal Corp. (The)...........................              4,600                 284,913
                                                                            -------------


HEALTH CARE (2.8%)
Allegiance Corp...............................              8,000                 283,500
Foundation Health Systems, Inc.
   Class A....................................             19,400                 434,075
                                                                            -------------
                                                                                  717,575
                                                                            -------------

INSURANCE (2.6%)
Aetna Inc. ...................................              5,500                 388,094
Chubb Corp. ..................................              1,600                 121,000
CIGNA Corp. ..................................              1,000                 173,063
                                                                            -------------
                                                                                  682,157
                                                                            -------------

MACHINERY (1.2%)
American Standard Cos., Inc...................              8,300                 317,994
                                                                            -------------

MEDICAL EQUIPMENT (1.0%)
Columbia/HCA Healthcare Corp..................              9,000                 266,625
                                                                            -------------

PAPER & FOREST PRODUCTS (3.2%)
Bowater, Inc. ................................              9,500                 422,156
Georgia-Pacific Corp..........................              3,500                 212,625
Georgia-Pacific Corp.
   (Timber Group).............................              8,200                 186,038
                                                                            -------------
                                                                                  820,819
                                                                            -------------

RAILROADS (1.5%)
CSX Corp......................................              7,000                 378,000
                                                                            -------------

RETAIL (1.8%)
Federated Department Stores, Inc..............              4,300                 185,169
Toys "R" Us, Inc..............................              9,000                 282,937
                                                                            -------------
                                                                                  468,106
                                                                            -------------

TELEPHONE UTILITIES (1.8%)
US West Communications Group..................             10,000                 451,250
                                                                            -------------

TIRE & RUBBER (0.8%)
Goodyear Tire & Rubber Co. (The)..............              3,200                 203,600
                                                                            -------------

UTILITIES (0.9%)
FPL Group, Inc................................              4,000                 236,750
                                                                            -------------
Total Common Stocks
   (Cost $12,467,189).........................                                 12,918,969
                                                                            -------------

PREFERRED STOCK (0.1%)

DOMESTIC OIL & GAS (0.1%)
EEX Capital Inc. (c)(g).......................                 12                  12,269
                                                                            -------------
Total Preferred Stock
   (Cost $12,140).............................                                     12,269
                                                                            -------------

WARRANTS (0.0%) (b)

CABLE (0.0%) (b)
UIH Australia/Pacific, Inc.
   expire 5/15/06 (a)(c)......................                 30                     360
                                                                            -------------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
   expire 12/31/03 (a)(c).....................                 15                     150
                                                                            -------------

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                                         Shares                 Value
                                                       ==================================
WARRANTS (Continued)

TELECOMMUNICATION SERVICES (0.0%) (b)
USN Communications, Inc.
   expire 8/15/04 (a)(c)......................                400           $           4
                                                                            -------------
Total Warrants
   (Cost $492)................................                                        514
                                                                            -------------
                                                       Principal
                                                         Amount
                                                       ==========
SHORT-TERM INVESTMENTS (22.1%)

COMMERCIAL PAPER (22.1%)
American Express Credit Corp.
   6.06%, due 1/5/98..........................         $1,080,000               1,080,000
   6.17%, due 1/7/98..........................            107,000                 107,000
American General Finance Corp.
   6.01%, due 1/5/98..........................            107,000                 107,000
   6.05%, due 1/2/98..........................          1,065,000               1,065,000
Commercial Credit Co.
   5.58%, due 1/30/98.........................            850,000                 850,000
Ford Motor Credit Co.
   6.02%, due 1/5/98..........................            220,000                 220,000
   6.16%, due 1/5/98..........................            368,000                 368,000
General Electric Co.
   6.12%, due 1/9/98..........................            830,000                 830,000
Prudential Funding Corp.
   6.20%, due 1/2/98..........................          1,115,000               1,115,000
                                                                            -------------
Total Short-Term Investments
   (Cost $5,742,000)..........................                                  5,742,000
                                                                            -------------
Total Investments
   (Cost $25,463,488) (i).....................               99.9%             25,919,952(j)
Cash and Other Assets,
   Less Liabilities...........................                0.1                  26,358
                                                       ----------           -------------
Net Assets....................................              100.0%          $  25,946,310
                                                       ==========           =============

----------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  ADR--American Depository Receipt.
(e)  Yankee bond.
(f)  Euro-Dollar bond.
(g)  Restricted security.
(h1) 10.75% Trust Preferred Securities. The Trust exists solely for the purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 10.75% Senior Subordinated Notes due 2017 of the Superior National Insurance Group, Inc.
(h2) 10.00% Trust Preferred Securities. The Issuer Trust exists solely for the purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 10.00% Subordinated Deferrable Interest Debentures due 2028 of Veritas Holdings GmbH.
(i)  The cost for Federal income tax purposes is $25,464,666.
(j) At December 31, 1997, net unrealized appreciation was $455,286, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $933,377 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $478,091.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $25,463,488) .............................................   $25,919,952
Cash .........................................................................................................       859,572
Receivables:
  Fund shares sold ...........................................................................................       885,600
  Dividends and interest .....................................................................................       119,298
Unamortized organization expense .............................................................................       166,438
                                                                                                                 -----------
   Total assets ..............................................................................................    27,950,860
                                                                                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased ............................................................................     1,944,847
  MainStay Management ........................................................................................        13,958
  NYLIFE Distributors ........................................................................................         9,605
  Organization ...............................................................................................         9,193
  Custodian ..................................................................................................         4,500
  Transfer agent .............................................................................................         3,027
  Fund shares redeemed .......................................................................................           738
  Trustees ...................................................................................................           100
Accrued expenses .............................................................................................        18,582
                                                                                                                 -----------
   Total liabilities .........................................................................................     2,004,550
                                                                                                                 -----------
Net assets ...................................................................................................   $25,946,310
                                                                                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $    13,232
  Class B ....................................................................................................        11,979
Additional paid-in capital ...................................................................................    25,416,392
Accumulated undistributed net investment income ..............................................................         3,385
Accumulated undistributed net realized gain on investments ...................................................        44,858
Net unrealized appreciation on investments ...................................................................       456,464
                                                                                                                 -----------
Net assets ...................................................................................................   $25,946,310
                                                                                                                 ===========
CLASS A
Net assets applicable to outstanding shares ..................................................................   $13,621,551
                                                                                                                 ===========
Shares of beneficial interest outstanding ....................................................................     1,323,185
                                                                                                                 ===========
Net asset value per share outstanding ........................................................................   $     10.29
Maximum sales charge (5.50% of offering price) ...............................................................          0.60
                                                                                                                 -----------
Maximum offering price per share outstanding .................................................................   $     10.89
                                                                                                                 ===========
CLASS B
Net assets applicable to outstanding shares ..................................................................   $12,324,759
                                                                                                                 ===========
Shares of beneficial interest outstanding ....................................................................     1,197,908
                                                                                                                 ===========
Net asset value and offering price per share outstanding .....................................................   $     10.29
                                                                                                                 ===========

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period October 22, 1997* through December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends .....................................................       $ 47,312
  Interest ......................................................         88,809
                                                                        --------
   Total income .................................................        136,121
                                                                        --------
Expenses:
  Management ....................................................         23,276
  Shareholder communication .....................................         14,000
  Professional ..................................................         10,150
  Service .......................................................          7,759
  Distribution--Class B .........................................          7,691
  Transfer agent ................................................          7,530
  Amortization of organization expense ..........................          6,737
  Registration ..................................................          5,955
  Custodian .....................................................          4,500
  Recordkeeping .................................................          2,323
  Trustees ......................................................            100
  Miscellaneous .................................................          2,370
                                                                        --------
   Total expenses ...............................................         92,391
                                                                        --------
Net investment income ...........................................         43,730
                                                                        --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ................................        243,180
Net unrealized appreciation on investments ......................        456,464
                                                                        --------
Net realized and unrealized gain on investments .................        699,644
                                                                        --------
Net increase in net assets resulting from operations ............       $743,374
                                                                        ========

----------
*    Commencement of operations.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                   October 22, 1997*
                                                                                                        through
                                                                                                   December 31, 1997
                                                                                                   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................................   $     43,730
  Net realized gain on investments ...............................................................        243,180
  Net unrealized appreciation on investments .....................................................        456,464
                                                                                                     ------------
  Net increase in net assets resulting from operations ...........................................        743,374
                                                                                                     ------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................................        (34,556)
   Class B .......................................................................................        (20,217)
  From net realized gain on investments:
   Class A .......................................................................................       (111,511)
   Class B .......................................................................................        (86,811)
                                                                                                     ------------
     Total dividends and distributions to shareholders ...........................................       (253,095)
                                                                                                     ------------
Capital share transactions: Net proceeds from sale of shares:
   Class A .......................................................................................      4,223,379
   Class B .......................................................................................     11,097,588
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................................        120,532
   Class B .......................................................................................         96,515
                                                                                                     ------------
                                                                                                       15,538,014
  Cost of shares redeemed:
   Class A .......................................................................................        (32,189)
   Class B .......................................................................................        (49,794)
                                                                                                     ------------
     Increase in net assets derived from capital share transactions ..............................     15,456,031
                                                                                                     ------------
     Net increase in net assets ..................................................................     15,946,310

NET ASSETS:
Beginning of period ..............................................................................     10,000,000
                                                                                                     ------------
End of period ....................................................................................   $ 25,946,310
                                                                                                     ============
Accumulated undistributed net investment income ..................................................   $      3,385
                                                                                                     ============

----------
*   Commencement of operations.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                       Class A          Class B
                                                    ------------      ------------
                                                          October 22, 1997*
                                                               through
                                                          December 31, 1997
                                                    ------------------------------
Net asset value at beginning of period ..........   $      10.00      $      10.00
                                                    ------------      ------------
Net investment income ...........................           0.03              0.02
Net realized and unrealized gain on investments .           0.38              0.38
                                                    ------------      ------------
Total from investment operations ................           0.41              0.40
                                                    ------------      ------------
Less dividends and distributions:
From net investment income ......................          (0.03)            (0.02)
From net realized gain on investments ...........          (0.09)            (0.09)
                                                    ------------      ------------
Total dividends and distributions ...............          (0.12)            (0.11)
                                                    ------------      ------------
Net asset value at end of period ................   $      10.29      $      10.29
                                                    ============      ============
Total investment return (a) .....................           4.11%             4.04%
Ratios (to average net assets)/Supplemental Data:
  Net investment income .........................           1.66%+            0.91%+
  Expenses ......................................           2.73%+            3.48%+
Portfolio turnover rate .........................             29%               29%
Average commission rate paid ....................   $     0.0600      $     0.0600
Net assets at end of period (in 000's) ..........   $     13,622      $     12,325

----------
*    Commencement of operations.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund commenced operations on October 22, 1997, and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined(a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the

MainStay Strategic Value Fund

Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 15% of its net assets in illiquid securities.

Restricted security held at December 31, 1997:

                                                                                                           Percent
                                                          Acquisition                          12/31/97       of
Security                                                     Date       Shares     Cost         Value     Net Assets
--------                                                   ----------   ------    -------      -------    ----------
EEX Capital Inc.
 Preferred Stock..................................         11/17/97       12      $12,140      $12,269      0.1%

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax difference of $14,428 has been reclassified from additional paid-in capital to accumulated undistributed net investment income due to the character of certain expenses which are nondeductible for tax purposes.

Notes to Financial Statements continued

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

MainStay Strategic Value Fund

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.75%.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at the annual rate of 0.375% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $344 for the period October 22, 1997 through December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period October 22, 1997 through December 31, 1997, amounted to $8,687.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At December 31, 1997, New York Life held shares of Class A with a net asset value of $9,370,397, which represents 68.8% of the Class A net assets at period end. NYLIFE Distributors held shares of Class B with a net asset value of $1,040,525, which represents 8.4% of the Class B net assets at period end.

Notes to Financial Statements continued

Other. Fees for recordkeeping services provided to the Fund by MainStay Management are charged to the Fund. The fee for the period October 22, 1997 through December 31, 1997, amounted to $2,323.

Note 4--Purchases and Sales of Securities (in 000's):

During the period October 22, 1997 through December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $22,719 and $3,250, respectively.

Note 5--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at December 31, 1997.

Note 6--Capital Share Transactions (in 000's):

                                                              October 22* through
                                                               December 31, 1997
                                                               -----------------
                                                               Class A   Class B
                                                               -------   -------
Shares sold ................................................      414     1,093
Shares issued in reinvestment of dividends and distributions       12        10
                                                               ------    ------
                                                                  426     1,103
Shares redeemed ............................................       (3)       (5)
                                                               ------    ------
Net increase ...............................................      423     1,098
                                                               ======    ======

----------
*  Commencement of operations.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Value Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period October 22, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 25, 1998

                       This page intentionally left blank

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   graph indicating     of companies in expanding markets        and are willing to accept a higher
                            risk/reward of the   with strong growth potential             level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of the   S&P 500*                                 of stocks with the protection of a
                            Fund]                                                         principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph indicating     international stock markets with         of international equities or want to
                            risk/reward of the   an emphasis on risk control              add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       graph indicating     a special blend of capital               may offer growth potential if converted
                            risk/reward of the   appreciation and current income          into common stock
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
STRATEGIC VALUE FUND        graph indicating     return from common stocks,               have undervalued and you want to
                            risk/reward of the   convertible securities, and high-yield   manage risk through multimarket
                            Fund]                corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Balances current income with growth      You seek a combination of income and
Total Return Fund           graph indicating     opportunities by investing in stocks,    growth potential and want to manage
                            risk/reward of the   bonds, and money market instruments      risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  graph indicating     attractive dividends and a stimulus      securities which may have more poten-
                            risk/reward of the   for positive change                      tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph indicating    consistent with safety of principal      current income and safety of principal
                             risk/reward of the  primarily from U.S. government
                             Fund]               securities.#
------------------------------------------------------------------------------------------------------------------------------------

High Yield                   [horizontal bar     An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          graph indicating    fund that is actively managed for        and can accept the higher risk of
                             risk/reward of the  maximum current income||                 securities with high-yield potential++
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph indicating    non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward of the  risk control                             diversification to your domestic
                             Fund]                                                        investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph indicating    preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward of the  liquidity, with free checkwriting**      ning to spend or invest in the near future
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph indicating    tive overall return by investing in      higher income and overall return by
                             risk/reward of the  a diversified portfolio of domestic      investing in multiple bond market
                             Fund]               and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a California resident and want to
California Tax Free Fund     graph indicating    from both federal and California         keep more of what you earn by invest-
                             risk/reward of the  income taxes consistent with             ing for income that's double tax free+++
                             Fund]               preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a New York State or City resident
New York Tax Free Fund       graph indicating    from federal, New York State, and        and want to keep more of what you earn
                             risk/reward of the  New York City income taxes consis-       with income that's double or triple tax
                             Fund]               tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income                You are in a high federal income tax
Tax Free Bond Fund           graph indicating    exempt from regular federal income tax   bracket or want to pay less of your
                             risk/reward of the  with preservation of capital+++          investment income to the IRS
                             Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============-----------------------
                                   Strategic Value Fund
                               ----------------------------



                                                                   Annual Report

                                                               December 31, 1997



                                                              [LOGO] MAINSTAY(R)
                                                                     FUNDS


                      OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                    Dechert Price & Rhoads
                       Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly      [LOGO]
owned subsidiary of New York Life Insurance Company.              NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Strategic Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Strategic Value Fund prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.

[GRAPHIC]                                                           MSAN18-02/98

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Total Return Fund Highlights                                          5

$10,000 Invested in the MainStay Total
Return Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                            6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by Industry--Top 5                                             9

Portfolio Composition                                                         11

Returns & Lipper Rankings                                                     13

Top 10 Equity Holdings                                                        14

Top 10 Bond Holdings                                                          14

10 Largest Purchases                                                          15

10 Largest Sales                                                              15

Portfolio of Investments                                                      16

Financial Statements                                                          22

Notes to Financial Statements                                                 26

Report of Independent Accountants                                             31

The MainStay Funds                                                            32

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more

----------
*    See page 6 for additional information on the S&P 500.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,

/s/ Stephen C. Roussin

Stephen C. Roussin
January 1998

----------
++   Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Total Return Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Total Return Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to issuer concentration, borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Total Return Fund is presented below.


PROPOSAL 1--Election of Trustees

                             Proposed Trustee                                  For    Authority Withheld    Result
                             ----------------                                  ---    ------------------    ------
Edward J. Hogan...........................................................   27,090,528     1,678,080        Passed
Nancy Maginnes Kissinger..................................................   27,093,094     1,675,514        Passed
Donald E. Nickelson.......................................................   27,092,262     1,676,346        Passed
Richard S. Trutanic.......................................................   27,090,528     1,678,080        Passed
Harry G. Hohn.............................................................   27,093,094     1,675,514        Passed
Terry L. Lierman..........................................................   27,093,132     1,675,476        Passed
Donald K. Ross............................................................   27,090,528     1,678,080        Passed
Walter W. Ubl.............................................................   27,093,094     1,675,514        Passed
Alice T. Kane.............................................................   27,092,262     1,676,346        Passed
John B. McGuckian.........................................................   27,090,528     1,678,080        Passed
Stephen C. Roussin........................................................   27,093,094     1,675,514        Passed

PROPOSAL 2--Approval of Management Agreement
For - 25,866,667.82    Against - 637,076.18   Abstain - 2,264,862.25   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKayShields Financial Corporation
For - 25,771,556.79    Against - 627,392.18    Abstain - 2,369,657.28   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 22,029,995.43    Against - 825,507.02   Abstain - 2,209,350.04    Broker Non-Vote - 919,130.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 24,217,245.59    Against - 975,279.29   Abstain - 2,602,649.38    Broker Non-Vote - 973,434.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions

                          Investment Restriction                                  For       Authority Withheld    Result
                          ----------------------                                  ---       ------------------    ------
A1--Asset Pledges, Mortgages, Hypothecation................................   24,205,144.59      987,380.29       Passed
A2--Oil, Gas, or Mineral Lease Interests...................................   24,144,756.57    1,047,768.31       Passed
A3--Real Estate Limited Partnership Interests..............................   24,142,546.57    1,049,978.31       Passed
C1--Issuer Concentration...................................................   24,201,204.59      991,320.30       Passed
C2--Borrowing Money........................................................   24,141,123.57    1,051,401.31       Passed
C3--Industry Concentration.................................................   24,202,958.59      989,566.30       Passed
C4--Issuing Senior Securities..............................................   24,182,373.58    1,010,151.30       Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 26,552,924.62    Against - 286,897.08   Abstain - 1,928,783.56    Result - Passed

MainStay Total Return Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

 [ ] Following the Federal Reserve Board's rate hike in March, the equity markets, in general, benefited from low inflation and declining domestic interest rates.

 [ ] Fiscal problems in Asia precipitated a flight to quality in both stocks and bonds, which boosted both the equity and income portions of the Fund's portfolio.

 [ ] Over the course of the year, stock market volatility increased substantially, creating both opportunities and pitfalls.

 [ ] After the first quarter, relatively moderate economic growth and inflation expectations caused a general decline in interest rates, which proved beneficial for financial stocks and led to a rally in the bond market.

================================================================================


--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[  ] For the year ended 12/31/97, the MainStay Total Return Fund returned
     18.24% and 17.65% for Class A and Class B shares, respectively, excluding all sales charges.

[ ] Both share classes underperformed the average Lipper* balanced fund, which returned 19.00% for the year.

[ ] The Fund benefited from an overweighted position in financial services stocks, but suffered from setbacks in technology and certain health care issues.

[ ] The Fund benefited from a short duration in the first quarter and a longer portfolio duration throughout the remainder of the year, with emphasis on mortgage-backed securities in the first half of the year and Treasuries in the second half of the year.

[ ] Corporate bonds, which were relatively strong during the first half of the year, performed poorly in the second half of the year.

[ ]  During 1997, the Fund completed its tenth year of operations.

================================================================================

----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

$10,000 Invested in the MainStay
Total Return Fund versus
S&P 500 and Inflation


CLASS A SHARES   SEC Returns: 1-Year 11.74%, 5-Year 11.91%, 10-Year 12.46%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Year          MainStay Total           S&P
End            Return Fund             500*              Inflation+
--------------------------------------------------------------------------------
12/87           $10,000              $ 9,450              $10,000
12/88           $11,656              $10,173              $10,441
12/89           $15,342              $11,698              $10,925
12/90           $14,866              $12,289              $11,608
12/91           $19,385              $16,816              $11,954
12/92           $20,861              $17,425              $12,308
12/93           $22,955              $19,254              $12,645
12/94           $23,528              $18,791              $12,974
12/95           $31,989              $24,176              $13,311
12/96           $39,327              $27,373              $13,752
12/97           $52,447              $32,366              $13,984

[GRAPHIC] MainStay Total Return Fund

[GRAPHIC] S&P 500*

[GRAPHIC] Inflation+


CLASS B SHARES   SEC Returns: 1-Year 12.65%, 5-Year 12.60%, 10-Year 12.93%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Year          MainStay Total           S&P
End            Return Fund             500*              Inflation+
--------------------------------------------------------------------------------
12/87           $10,000              $10000               $10,000
12/88           $11,656              $10765               $10,441
12/89           $15,342              $12378               $10,925
12/90           $14,866              $13005               $11,608
12/91           $19,385              $17795               $11,954
12/92           $20,861              $18439               $12,308
12/93           $22,955              $20375               $12,645
12/94           $23,528              $19884               $12,974
12/95           $31,989              $25444               $13,311
12/96           $39,327              $28684               $13,752
12/97           $52,447              $33746               $13,984

----------
     The Class A graph assumes an initial investment of $10,000 made on 12/31/87 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 12/31/87 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Total Return Fund Team

TOTAL RETURN FUND TEAM

Edmund Spelman, Rudolph Carryl, Eileen Cook,
Christopher Harms, and Ravi Akhoury


In late March, signs of rapid growth led the Federal Reserve Board to move to raise interest rates by 25 basis points. Throughout the rest of the year, however, the growth rate was more moderate and inflation remained at low levels, which was generally positive for both the stock and bond markets. Financial stocks outperformed the market as a whole, while bonds rallied as yields declined.

Volatility increased as the year progressed, with the Dow Jones Industrial Average* dropping 554.26 points or 7.18% on October 27, 1997, then recording its largest single-day gain in history the following day. In the third and fourth quarters, weakening currencies and other financial problems in Asian markets took a severe toll on many technology stocks. This, however, stimulated increased interest in purely domestic issues and high-quality defensive issues with dependable earnings, including pharmaceutical and health care stocks. Overall, the stock market had another outstanding year--the third year in a row with the S&P 500+ returning over 20%.

Volatility was considerably lower in the bond markets through most of the year. Asian financial woes stimulated a flight to quality that resulted in strong gains for long-term Treasury investors. A decline in the U.S. budget deficit had reduced the amount of bonds the government needed to issue, shifting supply and demand dynamics in the government security markets.

Given this context, how did the MainStay Total Return Fund do in 1997?

For the year ended 12/31/97, the MainStay Total Return Fund returned 18.24% and 17.65% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper++ balanced fund, which returned 19.00% for the year.

Which areas contributed most significantly to the Fund's equity performance?

One of our decisions during the year was to keep the Fund's equity portfolio overweighted in the financial sector. While there


[GRAPHIC]

Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Defensive issues
----------------

Stocks chosen for their reliability of earnings, growth, and positive performance.

Flight to quality
-----------------

When investors in general move to improve the credit quality and liquidity of the securities they own, either because of credit concerns or international crisis.

----------
* A price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
+    See footnote on page 6 for more information on the S&P 500.
++ See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]

Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

YEAR-BY-YEAR PERFORMANCE

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS A SHARES

                             Total
Year                        Return
End                            %
----------------------------------
12/87                        0.50
12/88                        7.65
12/89                       14.99
12/90                        5.06
12/91                       36.84
12/92                        3.62
12/93                       10.50
12/94                       (2.41)
12/95                       28.66
12/96                       13.22
12/97                       18.24

Returns reflect the historical performance of the Class B shares for periods 12/87 through 12/94. See footnote * on page 13 for more information on performance.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS B SHARES

                             Total
Year                        Return
End                            %
----------------------------------
12/87                        0.50
12/88                        7.65
12/89                       14.99
12/90                        5.06
12/91                       36.84
12/92                        3.62
12/93                       10.50
12/94                       (2.41)
12/95                       27.96
12/96                       12.73
12/97                       17.65

See footnote * on page 13 for more information on performance.


were some setbacks when short-term rates rose in March, throughout much of the rest of the year rates declined and investors focused on the group's strong fundamentals. We had positive results from Travelers Group, SunAmerica, MGIC Investment, and American International Group. Although each stock had a different weighting, all were strong contributors to the overall performance of the Fund's equity portfolio. Norwest, which we purchased in July and December was up 27% by the end of the year, which was an impressive gain in a short period. One negative performer was Green Tree Financial, which was down 31% for the year after its accounting practices were questioned.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Federal Agencies          21.0%
Financial Services                           9.8%
Retail                                       8.2%
Drugs                                        5.3%
Banks                                        4.8%
All Other                                   50.9%

Actual percentages will vary over time.

How was the Fund's equity portfolio affected by the fallout in Asia?

In a variety of ways. Technology stocks, many of which have close ties with Asian markets, suffered as investors retreated to high-quality, dependable stocks, such as pharmaceuticals and strong health care companies, solid domestic financial issues, and other large capitalization names. We reduced several of the Fund's technology holdings, including Intel, which underperformed, and Seagate Technology and Lam Research, which suffered when commodity-type technology stocks went out of favor. Since the market was more forgiving of large-capitalization issues, we continued to hold Oracle, although it had negative returns. We also had a rough ride with 3Com, a networking company that had problems integrating an acquisition. The stock was down 52% for the year and had the worst overall impact on the equity portion of the Fund of any of its holdings. Of course, not all technology stocks were negative stories. Computer Associates, which was up 60% for the year, was one of the Fund's largest holdings and was among the leading contributors to the Fund's performance.

Which stocks benefited from the difficulties in Asia?

Actually, there were several. Although we pick stocks one-by-one, the pharmaceuticals as a group did very well. The Fund owned Schering-Plough, which was up 95% for the year. We purchased Eli Lilly during the year, and the stock benefited from dependable growth and strong new product flow, gaining over 75%. The Fund also had success with other health care-related stocks, such as Guidant and Medtronic, both of which produce devices used in cardiovascular care. These two stocks recorded substantial gains and ranked among the top contributors to the Fund's performance.

Were there other areas that did well as a result of the Asian difficulties?

Yes. Purely domestic retailers did well. The Fund held Home Depot, which was

-----------

Capitalization
---------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

[GRAPHIC]

up 76% for the year, and Kohl's, a specialty retailer largely in the Midwest that gained 69%. In addition, we added CVS, another domestic retailer in the fourth quarter. The stock performed well throughout the rest of the year and we expect it to continue to do well in 1998.

How was the Fund affected by the volatility of the stock market in 1997?

The Fund held a number of stocks that benefited from the market's volatility as investors sought out more dependable, defensive names. Merck, Johnson & Johnson, Eli Lilly, and Schering-Plough were among the stocks we owned or purchased that helped stabilize the Fund's equity portfolio despite market volatility.

Did declining oil prices affect the Fund?

Yes, they did and the impact was generally negative. Three of the Fund's purchases, Diamond Offshore, Halliburton, and ENSCO International, all declined in price after we bought them. The Fund continued to hold the stocks, however, because they appear to have strong earnings potential for 1998. Nevertheless, the purchases were ill-timed and hurt the Fund's performance.

Besides technology stocks, did you have other major sales during the year?

Yes. We sold Amgen, a leading biotechnology stock, as fundamentals weakened. The sale was basically a neutral move for the Fund. Black & Decker appeared to be an attractive buy, but just a few weeks later, its earnings estimates were reduced and we sold the stock at a loss. We sold NIKE based on reduced earnings and weaker fundamentals. But given the performance after the sale, we believe it was a good move for the Fund. We also sold Triton Energy, a company with oil reserves in Colombia and natural gas holdings in Thailand that did poorly after the Asian setback started. Fortunately, our sale protected investors from even bigger losses as the stock continued to decline.

Were there other steps you took to protect investors?

Yes. We saw costs rising rapidly for Humana. Although a new president stepped in and tried to improve the company's profitability, we did not see an improvement and later sold the stock. That turned out to be a wise decision given the stock's subsequent performance. Columbia/HCA became embroiled in a federal investigation, which made it impossible to base decisions on the fundamentals. So we sold the stock around where we purchased it, with a neutral impact on the Fund.

What other stocks did particularly well or poorly?

Tyco International, a diversified industrial company that exceeded earnings expectations was one of our strongest performers as investors looked for quality, dependability, and strength. When Aetna had faced problems with rapidly rising costs we sold the stock which had a negative impact on the Fund's equity portfolio. Danka Business Systems, which distributes copiers and fax machines, suffered a setback in integrating an acquisition and hurt the Fund's equity performance. Compuware, a technology stock that was purchased early in the year, was among the Fund's top performers and more than doubled in price from initial purchase.

What happened in the Fund's income portfolio?

The most important factor influencing the Fund's income portfolio was duration. Being short in the first quarter and longer throughout the rest of the year helped position the Fund positively for changes that occurred in interest rates. Our decision to be overweighted in mortgage-backed securities in the first half also provided yield-enhancing opportunities when the yield curve, duration adjustments, and government securities had little to offer. At the time, we concentrated on mortgage-backed and asset-backed bonds, and collateralized mortgage obligations (CMOs). When opportunities arose, we took profits in CMOs and invested in low-balance loans, AAA-rated manufactured-housing loans, and AAA-rated home equity loans. All of these investments had a positive impact on performance.

What about the second half of the year?

During the second half of the year, declining interest rates raised prepayment concerns and we sold mortgage-related securities and bought Treasuries. Because of technical supply and demand factors in the market, we were able to capitalize on several opportunities to switch between newer and older government issues and back again. With incremental gains on each exchange and a relatively long duration, the strategy proved beneficial for the Fund.

Were there other income securities you bought during the second half of 1997?

Yes, as yield spreads widened, we spotted some opportunities among basic 5-year agencies and Fannie Maes, which offered attractive characteristics with few prepayment worries. Both contributed positively to performance.

How did the Fund's corporate bonds perform?

Although corporate bonds, particularly Yankee bonds and telecommunications issues, performed relatively well in the first

PORTFOLIO COMPOSITION AS OF 12/31/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Common Stocks                                                4.2%
Bonds & Notes                                               58.3%
Cash, Equivalents & Other Assets, less Liabilities          37.5%

Actual percentages will vary over time.


[GRAPHIC]

Duration
---------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Yield curve
-----------

When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

Yield spread
------------

The difference in yield between securities in different market sectors, such as government and mortgage-backed securities or between different securities in a single sector, such as 5- and 10-year Treasuries.

[GRAPHIC]

Yankee bonds
------------

Dollar-denominated bonds issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

Stranded assets
---------------

When utilities separate the cash flows on their stronger and weaker performing assets, the underperforming assets are known as "stranded assets," and bonds that depend on their cash flow generally sell at a discount to attract investors.

Past performance is no guarantee of future results.


half of the year, corporate bonds were the weak spot in the portfolio during the second half. Our best performers were banks, where we were overweighted, and utilities, where credit concerns caused us to maintain an underweighted position for the Fund. We did participate in stranded asset sales in California and Texas, which had a positive impact, but represented a small portion of the Fund's income portfolio.

Can you elaborate on the Fund's Yankee bond holdings?

The Fund's Yankee bond holdings performed relatively well in the first half of the year. In the second half of the year, however, we had a slightly overweighted position in Korean paper that suffered a severe downgrade. Although we sold it before the downgrade occurred, it did have a negative impact on the Fund's performance, even though Yankee bonds have no currency exposure. The Fund had other Yankee holdings that did better, but not enough to overshadow the Korean difficulty.

What is your outlook going forward?

We believe the catalysts that moved the market in 1997 are still in place. Moderate growth, low inflation, and low interest rates are likely to continue, and will support the long-term case for a bull market in stocks. Nevertheless, the market is much more cautious, and for good reason. Chances are the Asian situation may slow economic growth in the United States and demand for exports may decline. While that may be negative for corporate earnings, it may have a beneficial impact on inflation. If foreign influence on domestic stocks is stronger than we anticipate, however, the bull market may well be challenged.

In the bond market, we believe rates may continue to decline, which would be positive for long-term bonds. We see the flight to quality as good for Treasuries, but need to keep our eye on developments on the international front. Regardless of what emerges, we will continue seeking to realize current income consistent with reasonable opportunity for future growth of capital and income.

Ravi Akhoury
Edmund Spelman
Rudolph Carryl
Portfolio Managers

Returns & Lipper Rankings as of 12/31/97

---------------------------------------------------------------------------------------
Fund average annual total returns*
=======================================================================================
                                                                         Life of Fund
                         1 year         5 years        10 years        through 12/31/97
   Class A               18.24%         13.18%         13.10%               13.14%
   Class B               17.65%         12.85%         12.93%               12.97%
========================================================================================

---------------------------------------------------------------------------------------
   Fund SEC returns*
========================================================================================
                                                                         Life of Fund
                         1 year         5 years        10 years        through 12/31/97
Class A                  11.74%         11.91%         12.46%               12.50%
Class B                  12.65%         12.60%         12.93%               12.97%
========================================================================================

---------------------------------------------------------------------------------------
   Fund Lipper+ rankings & Lipper category returns as of 12/31/97
========================================================================================
                                                                         Life of Fund
                         1 year         5 years        10 years        through 12/31/97
   Class A               207 out of         n/a             n/a                 n/a
                         350 funds
   Class B               227 out of      64 out of     25 out of            25 out of
                         350 funds      109 funds      48 funds             48 funds
   Average Lipper
   balanced fund         19.00%         13.20%         12.92%               12.92%
========================================================================================

----------------------------------------------------------------------------------------
   Fund per share net asset values & distributions for the 12 months ended 12/31/97
========================================================================================
                     NAV 12/31/97       Income      Capital Gains
   Class A               $21.44         $0.4011        $1.8371
   Class B               $21.45         $0.2921        $1.8371
========================================================================================

================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 12/29/87.

[GRAPHIC]

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

================================================================================
Top 10 Equity Holdings as of 12/31/97
--------------------------------------------------------------------------------
HOLDING                                                                 AMOUNT
================================================================================
Tyco International Ltd.                                              $27,407,012
Cendant Corp.                                                         27,320,776
Computer Associates International, Inc.                               22,124,222
Lilly (Eli) & Co.                                                     22,001,500
Travelers Group Inc.                                                  21,684,526
SunAmerica Inc.                                                       20,455,875
Schering-Plough Corp.                                                 20,122,287
Medtronic, Inc.                                                       19,355,625
MGIC Investment Corp.                                                 18,686,500
Household International, Inc.                                         18,037,337
================================================================================

--------------------------------------------------------------------------------
Top 10 Bond Holdings as of 12/31/97
================================================================================
 HOLDING                                                                AMOUNT
================================================================================
United States Treasury Bond 6.125%, due 11/15/27                     $46,784,222
United States Treasury Note 7.75%, due 11/30/99                       36,389,383
Government National Mortgage Association I (Mortgage
    Pass-Through Security), 7.00%, due 12/15/23                       31,937,010
Federal National Mortgage Association (Mortgage
    Pass-Through Security) 6.50%, due 1/14/28 TBA                     28,510,047
Fannie Mae Medium-Term Notes 5.96%, due 7/23/99                       23,191,681
Federal National Mortgage Association (Mortgage
    Pass-Through Security), 7.00%, due 1/14/28 TBA                    19,383,371
United States Treasury Note 7.875%, due 11/15/04                      14,488,891
Federal National Mortgage Association (Mortgage
    Pass-Through Security) 6.00%, due 10/l/08                         14,373,348
Green Tree Recreational, Equipment & Consumer Trust
    Series 1997-C Class A1 6.49%, due 2/15/18                         12,090,630
Nissan Auto Receivables Grantor Trust
    Series 1997-A Class A 6.15%, due 2/15/03                           9,559,964
================================================================================

10 Largest Purchases for the year ended 12/31/97
--------------------------------------------------------------------------------
 SECURITY                                                     AMOUNT OF PURCHASE
================================================================================
United States Treasury Notes, due 11/15/98 - 5/15/07                $513,045,429
Federal National Mortgage Association (Mortgage Pass-Through
    Securities), due 7/23/99 - 1/14/28                               493,331,983
United States Treasury Bonds, due 8/15/13 - 11/15/27                 264,518,449
Government National Mortgage Association I and II
    (Mortgage Pass-Through Securities), due 3/15/12 - 12/15/23       105,717,750
Residential Accredit Loans, Inc. and Residential Asset
    Securitization Trust, due 6/25/26 - 11/26/27                      36,195,882
Green Tree Financial Corp. and Green Tree Recreational,
    Equipment & Consumer Trust, due 2/25/18 - 5/15/29                 34,478,499
PNC Funding Corp., PNC Mortgage Securities Corp. and PNC
    Student Loan Trust I, due 7/15/07 - 7/25/29                       17,762,510
Merck & Co., Inc., due 5/3/37 and Common Stock                        15,380,743
Export Import Bank Korea, due 2/15/06 - 3/15/07                       14,552,461
Lilly (Eli) & Co.                                                     14,505,190
================================================================================

10 Largest Sales for the year ended 12/31/97
--------------------------------------------------------------------------------
 SECURITY                                                         AMOUNT OF SALE
================================================================================

Fannie Mae and Federal National Mortgage Association
    (Mortgage Pass-Through Securities), due 12/1/01 - 8/1/26        $474,199,599
United States Treasury Notes, due 2/15/98 - 5/15/06                  459,890,179
United States Treasury Bonds, due 8/15/13 - 11/15/27                 236,037,026
Government National Mortgage Association I and II (Mortgage
    Pass-Through Securities), due 3/15/12 - 12/15/25                 108,986,063
Green Tree Financial Corp. and Green Tree Recreational,
    Equipment & Consumer Trust, due 6/15/27 - 5/15/29                 39,381,936
Asset Securitization Corp., due 10/13/26 - 2/14/41                    24,398,803
Residential Accredit Loans, Inc., due 8/25/26 - 10/25/27              23,723,263
Republic of Columbia, due 2/15/03 - 2/15/27                           21,007,005
First USA Bank, due 10/19/98 and Common Stock                         19,560,286
Amgen, Inc.                                                           14,876,356
================================================================================

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Total Return Fund

                                                     Principal
                                                       Amount          Value
                                                    ============================
LONG-TERM BONDS (37.5%)+
ASSET-BACKED SECURITIES (5.7%)

AIRPLANE LEASES (0.3%)
Aircraft Lease Portfolio
  Securitization Ltd.
  Series 1996-1 Class CX
  7.35%, due 6/15/06 (f) .....................      $ 4,249,764      $ 4,249,764
                                                                     -----------

AUTO LOANS (0.7%)
Nissan Auto Receivables Grantor Trust
  Series 1997-A Class A
  6.15%, due 2/15/03 .........................        9,563,407        9,559,964
                                                                     -----------

CONSUMER LOANS (1.9%)
BankBoston Recreational Vehicle
  Asset-Backed Trust
  Series 1997-1 Class A10
  6.39%, due 1/15/03 .........................        4,890,000        4,906,528
Chase Manhattan Recreational
  Vehicle Owner Trust
  Series 1997-A Class A5
  6.05%, due 11/15/04 ........................        5,390,000        5,379,274
Green Tree Recreational, Equipment
  & Consumer Trust
  Series 1997-C Class A1
  6.49%, due 2/15/18 .........................       12,046,779       12,090,630
NationsCredit Grantor Trust
  Series 1997-2 Class A2
  6.25%, due 11/15/13 ........................        3,024,188        3,026,698
                                                                     -----------
                                                                      25,403,130
                                                                     -----------

CREDIT CARD RECEIVABLES (0.3%)
Standard Credit Card Master Trust
  Series 1995-4 Class A
  5.975%, due 2/15/00 (f) ....................        3,630,000        3,630,145
                                                                     -----------

EQUIPMENT LOANS (0.4%)
Newcourt Receivables Asset Trust
  Series 1996-3 Class A
  6.24%, due 12/20/04 ........................        1,823,613        1,819,747
  Series 1996-2 Class A
  6.87%, due 6/20/04 .........................        2,696,919        2,709,055
                                                                     -----------
                                                                       4,528,802
                                                                     -----------

MANUFACTURED HOUSING LOANS (0.5%)
Mid-State Trust VI
  Class A-4
  7.79%, due 7/1/35 ..........................        5,949,755        6,157,818
                                                                     -----------

STUDENT LOANS (0.5%)
Brazos Student Loan Finance Corp. ............
  Series 1997-A Class A1
  6.20%, due 12/1/04 (f) .....................        3,000,000        2,997,900
PNC Student Loan Trust I
  Series 1997-2 Class A8
  5.76625%, due 1/25/08 (f)  .................        4,000,000        3,999,360
                                                                     -----------
                                                                       6,997,260
                                                                     -----------

UTILITY LOANS (1.1%)
California Infrastructure &
  Economic Development Bank
  Special Purpose Trust
  PG&E-1
  Rate Reduction Certificates
  Series 1997-1 Class A3
  6.15%, due 6/25/02 .........................        4,200,000        4,210,332
  SCE-1
  Rate Reduction Certificates
  Series 1997-1 Class A5
  6.28%, due 9/25/05 .........................        3,361,000        3,382,880
  SDG&E-1
  Rate Reduction Certificates
  Series 1997-1 Class A6
  6.31%, due 9/25/08 .........................        6,535,000        6,568,524
                                                                     -----------
                                                                      14,161,736
                                                                     -----------
Total Asset-Backed Securities
  (Cost $74,350,269) .........................                        74,688,619
                                                                     -----------

BRADY BOND (0.2%)

EURO BOND (0.2%)
Poland-Global Registered
  Series RSTA
  3.75%, due 10/27/24
  4.00%, beginning 10/27/98  .................        3,470,000        2,333,575
                                                                     -----------
Total Brady Bond
  (Cost $1,992,587) ..........................                         2,333,575
                                                                     -----------

CERTIFICATE OF DEPOSIT (0.2%)

BANKS (0.2%)
Mercantile Safe Deposit & Trust Co.
  6.30%, due 8/16/99 .........................        2,000,000        2,007,400
                                                                     -----------
Total Certificate of Deposit
  (Cost $2,000,000) ..........................                         2,007,400
                                                                     -----------

-----
+  Percentages indicated are based on Fund net assets.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1997

                                                     Principal
                                                       Amount          Value
                                                    ============================
CORPORATE BONDS (5.2%)

AEROSPACE (0.1%) Wyman-Gordon Co.
 8.00%, due 12/15/07.........................       $ 1,275,000      $ 1,284,563
                                                                     -----------

AIRLINES (0.2%)
American Airlines Pass-Through Trusts
  Series 1991-A2
  10.18%, due 1/2/13 .........................        1,880,000        2,377,316
                                                                     -----------

BANKS (1.8%)
Bankers Trust New York Corp.
  Medium-Term Notes
  Series A
  6.70%, due 10/1/07 .........................        2,115,000        2,112,610
Capital One Bank
  Medium-Term Senior Bank Notes
  7.15%, due 9/15/06 .........................        5,650,000        5,761,418
First Nationwide Holdings Inc.
  12.25%, due 5/15/01 ........................        1,580,000        1,777,500
Regions Financial Corp.
  7.75%, due 9/15/24 .........................        5,520,000        6,180,854
Southtrust Bank
  Birmingham, Alabama N A
  Medium-Term Notes
  7.69%, due 5/15/25 .........................        2,750,000        3,061,768
Star Capital I Guaranteed
  6.7025%, due 6/15/27 (f) ...................        4,075,000        4,031,397
SunTrust Capital I
  6.545%, due 5/15/27 (f) ....................        1,090,000        1,071,688
                                                                     -----------
                                                                      23,997,235
                                                                     -----------

BROKERAGE (0.1%)
Lehman Brothers Holdings Inc.
  7.375%, due 5/15/07 ........................          940,000          984,537
                                                                     -----------

BUILDING MATERIALS (0.1%) Triangle Pacific Corp.
  10.50%, due 8/1/03 .........................        1,540,000        1,617,000
                                                                     -----------

BUILDINGS (0.1%)
Greystone Homes Inc.
  10.75%, due 3/1/04 .........................          980,000        1,068,200
U.S. Home Corp.
  8.25%, due 8/15/04 .........................          750,000          763,125
                                                                     -----------
                                                                       1,831,325
                                                                     -----------

CABLE (0.1%)
Jones Intercable, Inc.
  9.625%, due 3/15/02 ........................        1,035,000        1,112,625
                                                                     -----------

CASINOS (0.0%)(b)
Grand Casinos Inc. Guaranteed
  10.125%, due 12/1/03 .......................          475,000          510,625
                                                                     -----------

CHEMICALS (0.2%) ISP Holdings Inc. ...........
  Series B
  9.00%, due 10/15/03 ........................        1,000,000        1,036,250
Terra Industries Inc.
  Series B
  10.50%, due 6/15/05 ........................        1,400,000        1,505,000
                                                                     -----------
                                                                       2,541,250
                                                                     -----------

DRUGS (0.1%) ICN Pharmaceuticals, Inc.
  Series B
  9.25%, due 8/15/05 .........................          750,000          795,000
Merck & Co., Inc.
  Medium-Term Notes
  Series B
  5.76%, due 5/3/37 ..........................          835,000          855,032
                                                                     -----------
                                                                       1,650,032
                                                                     -----------

ELECTRIC UTILITIES (0.0%)(b) CMS Energy Corp.
  8.125%, due 5/15/02 ........................          568,000          584,719
                                                                     -----------

FINANCE (0.3%)
Associates Corp. of North America
  5.96%, due 5/15/37 .........................        4,290,000        4,367,392
                                                                     -----------

FOOD, BEVERAGE & TOBACCO (0.1%)
Standard Commercial Corp. Guaranteed
  8.875%, due 8/1/05 (c) .....................        1,115,000        1,126,150
                                                                     -----------

HEALTH CARE (0.1%)
Abbey Healthcare Group, Inc.
  9.50%, due 11/1/02 .........................          960,000        1,004,400
                                                                     -----------

HOSPITAL MANAGEMENT & SERVICES (0.1%)
Tenet Healthcare Corp.
  8.625%, due 12/1/03 ........................        1,040,000        1,102,710
                                                                     -----------

MEDIA (0.2%) Viacom Inc.
  8.00%, due 7/7/06 ..........................        2,400,000        2,418,000
                                                                     -----------

RETAIL (0.8%)
Dayton Hudson Corp.
  5.895%, due 6/15/37 ........................        6,385,000        6,435,952


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                                     Principal
                                                       Amount          Value
                                                    ============================
CORPORATE BONDS (Continued)
RETAIL (Continued)
Sears Roebuck Acceptance Corp.
  Medium-Term Notes
  Series IV
  6.36%, due 12/4/01..........................      $ 3,500,000      $ 3,509,310
                                                                     -----------
                                                                       9,945,262
                                                                     -----------
SHIPBUILDING (0.1%)
Newport News Shipbuilding Inc.
  8.625%, due 12/1/06 ........................        1,000,000        1,051,250
                                                                     -----------
STEEL, ALUMINUM & OTHER METALS (0.1%)
LTV Corp. (The)
  8.20%, due 9/15/07 (c) .....................        1,642,000        1,584,530
                                                                     -----------
TOBACCO (0.4%)
Philip Morris Cos. Inc.
  7.25%, due 1/15/03 .........................        4,960,000        5,117,182
                                                                     -----------
TRANSPORTATION (0.2%)
Trico Marine Services, Inc.
  Series B
  8.50%, due 8/1/05 ..........................        1,000,000        1,013,750
  Series E
  8.50%, due 8/1/05 (c) ......................        1,000,000        1,013,750
                                                                     -----------
                                                                       2,027,500
                                                                     -----------
Total Corporate Bonds
  (Cost $67,306,856) .........................                        68,235,603
                                                                     -----------

MORTGAGE-BACKED SECURITIES (4.7%)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.5%)
 Asset Securitization Corp.
  Series 1997-D5 Class A1C
  6.75%, due 2/14/41 .........................        5,150,000        5,259,129
Commercial Mortgage Acceptance Corp.
  Series 1997-ML1 Class A3
  6.57%, due 10/15/07 ........................        4,040,000        4,075,471
Commercial Mortgage Pass-Through
  Certificates
  Series 1997-LLI Class A1
  6.79%, due 6/12/04 .........................        4,349,236        4,445,006
GS Mortgage Securitization Corp. II
  Series 1997-GL Class A2B
  6.86%, due 7/13/30 .........................        4,250,000        4,365,133
Merrill Lynch Mortgage Investors, Inc.
  Series 1995-C2 Class A1
  7.3437%, due 6/15/21 (f) ...................        5,534,687        5,631,268
PNC Mortgage Securities Corp.
  Series 1997-6 Class A2
  6.60%, due 7/25/27 ARM (e)(i) ..............        9,327,534        9,353,091
                                                                     -----------
                                                                      33,129,098
                                                                     -----------

RESIDENTIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.2%)
Bear Stearns Mortgage Securities Inc.
  Series 1996-4 Class AI2
  10.50%, due 9/25/27 ........................      $ 2,579,861      $ 2,684,655
Financial Asset Securitization, Inc.
  Series 1997-NAMC 2 Class FXA8
  10.00%, due 7/25/27 ........................        5,548,736        5,843,042
Norwest Asset Securities Corp.
  Series 1997-10 Class A2
  6.50%, due 8/25/27 .........................        4,380,000        4,388,979
Residential Asset
  Securitization Trust
  Series 1997-A3 Class A7
  10.00%, due 5/25/27 ........................        4,869,180        5,102,170
  Series 1997-A5 Class A4
  10.00%, due 7/25/27 ........................        2,357,601        2,462,443
  Series 1997-A8 Class A2
  10.00%, due 10/25/27 .......................        1,923,658        2,139,069
  Series 1997-A9 Class A8
  10.00%, due 11/26/27 .......................        2,247,138        2,385,292
Structured Asset Securities Corp.
  Series 1996-2 Class A1
  7.00%, due 8/25/26 .........................        2,906,345        2,920,644
                                                                     -----------
                                                                      27,926,294
                                                                     -----------
Total Mortgage-Backed Securities
  (Cost $60,812,135) .........................                        61,055,392
                                                                     -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (20.0%)

FEDERAL AGENCY (1.8%)
Fannie Mae
  Medium-Term Notes
  5.96%, due 7/23/99 .........................       23,135,000       23,191,681
                                                                     -----------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE PASS-
  THROUGH SECURITIES) (6.0%)
  6.00%, due 10/1/08 (e) .....................       14,513,988       14,373,348
  6.50%, due 1/14/28 TBA (d) .................       28,880,000       28,510,047
  6.65%, due 1/30/08 TBA (d) .................        3,000,000        3,066,300
  6.72%, due 11/1/07 (e) .....................        4,271,744        4,387,252
  6.835%, due 1/1/07 (e) .....................        8,428,999        8,708,083
  7.00%, due 1/14/28 TBA (d) .................       19,245,000       19,383,371
                                                                     -----------
                                                                      78,428,401
                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION I (MORTGAGE
  PASS-THROUGH SECURITIES) (3.4%)
  7.00%, due 12/15/23 (e) ....................       31,581,715       31,937,010
  7.50%, due 12/15/23 (e) ....................        5,847,642        6,006,639
  9.50%, due 12/15/17 -
  5/15/22 (e) ................................        5,902,173        6,457,127
                                                                     -----------
                                                                      44,400,776
                                                                     -----------


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                     Principal
                                                       Amount          Value
                                                    ============================
U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)

UNITED STATES TREASURY BONDS (4.7%)
  6.125%, due 11/15/27 (g) ...................      $45,525,000      $46,784,222
  7.625%, due 2/15/25 (g) ....................        7,275,000        8,828,867
  12.00%, due 8/15/13 ........................        3,925,000        5,783,252
                                                                     -----------
                                                                      61,396,341
                                                                     -----------

UNITED STATES TREASURY NOTES (4.1%)
  6.25%, due 2/28/02 .........................          410,000          417,495
  6.625%, due 5/15/07 (g) ....................        2,600,000        2,751,944
  7.75%, due 11/30/99 (g) ....................       35,090,000       36,389,383
  7.875%, due 11/15/04 (g) ...................       12,960,000       14,488,891
                                                                     -----------
                                                                      54,047,713
                                                                     -----------
Total U.S. Government & Federal Agencies
   (Cost $258,292,095) .......................                        261,464,912
                                                                     -----------

YANKEE BONDS (1.5%)

BANKS (0.2%)
BCH Cayman Islands Ltd.
  Guaranteed
  7.70%, due 7/15/06 .........................        2,900,000        3,073,594
                                                                     -----------

FINANCE (0.3%)
Spintab AB
  7.50%, due 8/14/49
  7.939%, beginning 8/14/06(c) ...............        3,540,000        3,644,784
                                                                     -----------

FINANCIAL SERVICES (0.2%)
Banesto Finance Ltd.
  Guaranteed
  7.50%, due 3/25/07 .........................        1,985,000        2,086,493
                                                                     -----------

FOREIGN GOVERNMENT (0.2%)
Quebec Province of Canada
  Series NN
  7.125%, due 2/9/24 .........................        2,900,000        2,995,004
                                                                     -----------

MEDIA (0.1%)
Rogers Communications Inc.
  8.875%, due 7/15/07 ........................        1,600,000        1,600,000
                                                                     -----------

SUPRANATIONAL (0.1%)
Corporacion Andina de Fomento
  7.79%, due 3/1/17 ..........................        1,720,000        1,783,726
                                                                     -----------

UTILITIES (0.4%)
Hydro-Quebec
  Series IO
  8.05%, due 7/7/24 ..........................        4,080,000        4,720,805
                                                                     -----------
Total Yankee Bonds
  (Cost $19,458,193) .........................                        19,904,406
                                                                     -----------
Total Long-Term Bonds
  (Cost $484,212,135) ........................                       489,689,907
                                                                     -----------
                                                      Shares
                                                    ===========
COMMON STOCKS (58.3%)

AUTO PARTS (0.1%)
Lear Corp. (a) ...............................           35,200      $ 1,672,000
                                                                     -----------

BANKS (2.6%)
NationsBank Corp. ............................          203,000       12,344,938
Norwest Corp. ................................          343,600       13,271,550
Washington Mutual, Inc. ......................          124,600        7,951,037
                                                                     -----------
                                                                      33,567,525
                                                                     -----------

BUILDINGS (0.9%)
Oakwood Homes Corp. ..........................          341,800       11,343,488
                                                                     -----------

COMPUTERS & OFFICE EQUIPMENT (1.9%)
Hewlett-Packard Co. ..........................          186,000       11,625,000
Sun Microsystems, Inc. (a) ...................          330,000       13,158,750
                                                                     -----------
                                                                      24,783,750
                                                                     -----------

CONSUMER DURABLES (0.9%)
Harley-Davidson, Inc. ........................          420,600       11,513,925
                                                                     -----------

CONSUMER SERVICES (2.5%)
Cendant Corp. (a) ............................          794,786       27,320,776
Service Corp. International ..................          136,100        5,027,194
                                                                     -----------
                                                                      32,347,970
                                                                     -----------

COSMETICS (0.8%)
Gillette Co. (The) ...........................          106,000       10,646,375
                                                                     -----------

DRUGS (5.2%)
Elan Corp. PLC ADR (a)(h) ....................          213,000       10,902,938
Lilly (Eli) & Co. ............................          316,000       22,001,500
Merck & Co., Inc. ............................          137,000       14,556,250
Schering-Plough Corp. ........................          323,900       20,122,287
                                                                     -----------
                                                                      67,582,975
                                                                     -----------

ENERGY (1.3%)
Diamond Offshore Drilling, Inc. ..............          134,100        6,453,563
ENSCO International Inc. .....................          211,000        7,068,500
Halliburton Co. ..............................           79,000        4,103,063
                                                                     -----------
                                                                      17,625,126
                                                                     -----------

FINANCIAL SERVICES (9.6%)
Associates First Capital Corp. Class A .......          177,000       12,589,125
Equifax Inc. .................................          273,000        9,674,437
Fannie Mae ...................................          272,000       15,521,000
Green Tree Financial Corp. ...................          319,000        8,353,813
Household International, Inc. ................          141,400       18,037,337
MGIC Investment Corp. ........................          281,000       18,686,500
SunAmerica Inc. ..............................          478,500       20,455,875
Travelers Group Inc. .........................          402,497       21,684,526
                                                                     -----------
                                                                     125,002,613
                                                                     -----------


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Ttal Return Fund

                                                        Shares          Value
                                                    ============================
COMMON STOCKS (Continued)

HEALTH CARE (3.4%)
Cardinal Health, Inc. ........................          120,000      $ 9,015,000
HEALTHSOUTH Corp. (a) ........................          506,000       14,041,500
Tenet Healthcare Corp. (a) ...................          335,950       11,128,344
United Healthcare Corp. ......................          200,500        9,962,344
                                                                     -----------
                                                                      44,147,188
                                                                     -----------

INDUSTRIAL (2.9%)
Illinois Tool Works Inc. .....................          168,200       10,113,025
Tyco International Ltd. ......................          608,200       27,407,012
                                                                     -----------
                                                                      37,520,037
                                                                     -----------

INSURANCE (1.9%)
American International Group, Inc. ...........          136,500       14,844,375
Conseco, Inc. ................................          215,200        9,778,150
                                                                     -----------
                                                                      24,622,525
                                                                     -----------

LEISURE (0.5%)
Mirage Resorts, Inc. (a) .....................          284,400        6,470,100
                                                                     -----------

MATERIALS/PROCESSING (0.6%)
Monsanto Co. .................................          199,600        8,383,200
                                                                     -----------

MEDICAL EQUIPMENT (3.7%)
Guidant Corp. ................................          243,000       15,126,750
Johnson & Johnson ............................          215,188       14,175,509
Medtronic, Inc. ..............................          370,000       19,355,625
                                                                     -----------
                                                                      48,657,884
                                                                     -----------

POLLUTION & RELATED (0.5%)
USA Waste Services, Inc. (a) .................          183,000        7,182,750
                                                                     -----------

RETAIL (7.4%)
Bed Bath & Beyond Inc. (a) ...................          150,000        5,775,000
CVS Corp. ....................................          178,200       11,415,937
Dollar General Corp. .........................          238,750        8,654,688
Home Depot, Inc. (The) .......................          258,950       15,245,681
Kohl's Corp. (a) .............................          234,000       15,941,250
Kroger Co. (The) (a) .........................          358,000       13,223,625
Safeway Inc. (a) .............................          273,400       17,292,550
Staples, Inc. (a) ............................          320,300        8,888,325
                                                                     -----------
                                                                      96,437,056
                                                                     -----------
SOFTWARE (4.5%)
Computer Associates
  International, Inc. ........................          418,425      $22,124,222
Compuware Corp. (a) ..........................          399,000       12,768,000
Microsoft Corp. (a) ..........................          108,000       13,959,000
Oracle Corp. (a) .............................          457,750       10,213,547
                                                                     -----------
                                                                      59,064,769
                                                                     -----------

TECHNOLOGY (4.4%)
Adaptec, Inc. (a) ............................          220,600        8,189,775
Cisco Systems, Inc. (a) ......................          272,250       15,177,937
Intel Corp. ..................................          198,800       13,965,700
Linear Technology Corp. ......................          174,000       10,026,750
3Com Corp. (a) ...............................          306,000       10,690,875
                                                                     -----------
                                                                      58,051,037
                                                                     -----------

TELECOMMUNICATION EQUIPMENT (1.3%)
Lucent Technologies Inc. .....................          207,000       16,534,125
                                                                     -----------

TELECOMMUNICATION SERVICES (1.1%)
WorldCom, Inc. (a) ...........................          455,728       13,785,772
                                                                     -----------

TOYS (0.3%)
Mattel, Inc. .................................          120,000        4,470,000
                                                                     -----------
Total Common Stocks
  (Cost $417,840,806) ........................                       761,412,190
                                                                     -----------
                                                     Principal
                                                      Amount
                                                    ===========
SHORT-TERM INVESTMENTS (7.5%)

COMMERCIAL PAPER (5.9%)
American Express Credit Corp.
  6.10%, due 1/2/98 ..........................      $23,450,000       23,450,000
  6.25%, due 1/2/98 ..........................       20,000,000       20,000,000
American General Corp.
  6.65%, due 1/2/98 ..........................        3,085,000        3,085,000
American General Finance Corp.
  6.65%, due 1/2/98 ..........................       31,330,000       31,330,000
                                                                     -----------
Total Commercial Paper
  (Cost $77,865,000) .........................                        77,865,000
                                                                     -----------

U.S. GOVERNMENT (1.0%)
United States Treasury Note
  5.50%, due 11/15/98 (g) ....................       12,455,000       12,441,424
                                                                     -----------
Total U. S. Government
  (Cost $12,431,833) .........................                        12,441,424
                                                                     -----------


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                Principal
                                                  Amount          Value
                                               ============================
SHORT-TERM INVESTMENTS (Continued)

YANKEE BOND (0.6%)
Deutsche Bank Finance NV
  Guaranteed
  6.375%, due 12/23/98 .....................   $ 7,625,000     $  7,655,042
                                                              --------------
Total Yankee Bond
  (Cost $7,649,705) ........................                      7,655,042
                                                              --------------
Total Short-Term Investments
  (Cost $97,946,538) .......................                     97,961,466
                                                              --------------
Total Investments
  (Cost $999,999,479)(j) ...................         103.3%     1,349,063,563(k)
Liabilities in Excess of
  Cash and Other Assets ....................          (3.3)       (42,528,875)
                                               -----------     --------------
Net Assets .................................         100.0%    $1,306,534,688
                                               ===========     ==============

----------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e)  Segregated or partially segregated as collateral for TBA.
(f)  Floating rate. Rate shown is the rate in effect at December 31, 1997.
(g)  Represent securities out on loan or a portion which is out on loan.
(h)  ADR--American Depository Receipt.
(i)  ARM--Adjustable Rate Mortgage. Resets annually.
(j)  The cost for Federal income tax purposes is $1,000,880,848.
(k) At December 31, 1997 net unrealized appreciation was $348,182,715, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $353,119,762 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,937,047.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $999,999,479) ............................................   $1,349,063,563
Collateral held for securites loaned, at value ...............................................................       96,538,694
Receivables:
  Investment securities sold .................................................................................       39,422,140
  Dividends and interest .....................................................................................        5,150,817
  Fund shares sold ...........................................................................................        3,061,987
                                                                                                                 --------------
   Total assets ..............................................................................................    1,493,237,201
                                                                                                                 --------------
LIABILITIES:
Securities lending collateral, at value ......................................................................       96,538,694
Payables:
  Investment securities purchased ............................................................................       85,224,019
  Fund shares redeemed .......................................................................................        2,730,998
  NYLIFE Distributors ........................................................................................        1,022,751
  MainStay Management ........................................................................................          682,999
  Transfer agent .............................................................................................          261,772
  Custodian ..................................................................................................           13,696
  Trustees ...................................................................................................            8,353
Accrued expenses .............................................................................................          219,231
                                                                                                                 --------------
   Total liabilities .........................................................................................      186,702,513
                                                                                                                 --------------
Net assets ...................................................................................................   $1,306,534,688
                                                                                                                 ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $       50,516
  Class B ....................................................................................................          558,634
Additional paid-in capital ...................................................................................      945,379,531
Accumulated undistributed net investment income ..............................................................           56,945
Accumulated undistributed net realized gain on investments ...................................................       11,424,978
Net unrealized appreciation on investments ...................................................................      349,064,084
                                                                                                                 --------------
Net assets ...................................................................................................   $1,306,534,688
                                                                                                                 ==============
CLASS A
Net assets applicable to outstanding shares ..................................................................   $  108,328,859
                                                                                                                 ==============
Shares of beneficial interest outstanding ....................................................................        5,051,632
                                                                                                                 ==============
Net asset value per share outstanding ........................................................................   $        21.44
Maximum sales charge (5.50% of offering price) ...............................................................             1.25
                                                                                                                 --------------
Maximum offering price per share outstanding .................................................................   $        22.69
                                                                                                                 ==============

CLASS B
Net assets applicable to outstanding shares ..................................................................   $1,198,205,829
                                                                                                                 ==============
Shares of beneficial interest outstanding ....................................................................       55,863,355
                                                                                                                 ==============
Net asset value and offering price per share outstanding .....................................................   $        21.45
                                                                                                                 ==============



         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a) .......................................................................................               $    3,751,490
  Interest ............................................................................................                   32,749,855
                                                                                                                      --------------
   Total income .......................................................................................                   36,501,345
                                                                                                                      --------------
Expenses:
  Distribution--Class B ...............................................................................                    5,571,342
  Service .............................................................................................                    3,033,969
  Administration ......................................................................................                    3,025,045
  Advisory ............................................................................................                    3,025,045
  Transfer agent ......................................................................................                    2,292,152
  Management ..........................................................................................                    1,431,434
  Shareholder communication ...........................................................................                      552,112
  Custodian ...........................................................................................                      148,528
  Recordkeeping .......................................................................................                      147,983
  Professional ........................................................................................                      101,765
  Registration ........................................................................................                       88,006
  Trustees ............................................................................................                       32,140
  Miscellaneous .......................................................................................                       31,296
                                                                                                                      --------------
   Total expenses .....................................................................................                   19,480,817
                                                                                                                      --------------
Net investment income .................................................................................                   17,020,528
                                                                                                                      --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ......................................................................                  109,727,203
Net change in unrealized appreciation on investments ..................................................                   69,750,696
                                                                                                                      --------------
Net realized and unrealized gain on investments .......................................................                  179,477,899
                                                                                                                      --------------
Net increase in net assets resulting from operations ..................................................               $  196,498,427
                                                                                                                      ==============

----------
(a)  Dividends recorded net of foreign withholding taxes of $16,804.

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                      Year ended       Year ended
                                                                                                     December 31,     December 31,
                                                                                                         1997             1996
                                                                                                    --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................................  $   17,020,528   $   14,310,063
  Net realized gain on investments ...............................................................     109,727,203       27,774,121
  Net change in unrealized appreciation on investments ...........................................      69,750,696       78,230,207
                                                                                                    --------------   --------------
  Net increase in net assets resulting from operations ...........................................     196,498,427      120,314,391
                                                                                                    --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................................      (1,703,308)        (997,501)
   Class B .......................................................................................     (14,973,462)     (13,385,811)
  From net realized gain on investments:
   Class A .......................................................................................      (8,289,909)      (1,702,480)
   Class B .......................................................................................     (94,264,958)     (25,348,019)
                                                                                                    --------------   --------------
     Total dividends and distributions to shareholders ...........................................    (119,231,637)     (41,433,811)
                                                                                                    --------------   --------------
Capital share transactions:
Net proceeds from sale of shares:
   Class A .......................................................................................      40,593,664       63,597,398
   Class B .......................................................................................     149,185,825      191,433,792
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................................       9,901,054        2,679,639
   Class B .......................................................................................     107,180,050       37,951,434
                                                                                                    --------------   --------------
                                                                                                       306,860,593      295,662,263
  Cost of shares redeemed:
   Class A .......................................................................................     (16,589,193)     (20,159,616)
   Class B .......................................................................................    (159,856,590)    (135,617,553)
                                                                                                    --------------   --------------
     Increase in net assets derived from capital share transactions ..............................     130,414,810      139,885,094
                                                                                                    --------------   --------------
     Net increase in net assets ..................................................................     207,681,600      218,765,674
NET ASSETS:
Beginning of year ................................................................................   1,098,853,088      880,087,414
                                                                                                    --------------   --------------
End of year ......................................................................................  $1,306,534,688   $1,098,853,088
                                                                                                    ==============   ==============
Accumulated undistributed net investment income ..................................................  $       56,945   $           --
                                                                                                    ==============   ==============

         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                Class B
                                                                                                    --------------------------------

                                Class A    Class B      Class A   Class B      Class A    Class B  September 1
                               ------------------      ------------------      ------------------    through    Year ended August 31

                                  Year ended               Year ended             Year ended        December 31 --------------------

                                December 31, 1997       December 31, 1996       December 31, 1995       1994*       1994     1993
                               ------------------      ------------------      ------------------   ----------  ---------- ---------

Net asset value at
  beginning of period .....    $20.09      $20.10      $18.53      $18.53      $14.76      $14.76      $15.28      $15.42   $13.37
                                -----       -----       -----       -----       -----       -----       -----       -----  -------
Net investment income .....      0.40        0.29        0.37        0.27        0.42        0.33        0.11        0.38     0.33
Net realized and
  unrealized gain (loss)
  on investments ..........      3.19        3.19        2.07        2.08        3.77        3.77       (0.52)      (0.02)    2.31
                                -----       -----       -----       -----       -----       -----       -----       -----     ----
Total from investment
  operations ..............      3.59        3.48        2.44        2.35        4.19        4.10       (0.41)       0.36     2.64
                                -----       -----       -----       -----       -----       -----       -----       -----     ----
Less dividends and
  distributions:
From net investment
  income ..................     (0.40)      (0.29)      (0.37)      (0.27)      (0.42)      (0.33)      (0.11)      (0.37)   (0.36)
From net realized gain
  on investments ..........     (1.84)      (1.84)      (0.51)      (0.51)         --          --          --       (0.13)   (0.23)
                                -----       -----       -----       -----       -----       -----       -----       -----     ----
Total dividends and
  distributions ...........     (2.24)      (2.13)      (0.88)      (0.78)      (0.42)      (0.33)      (0.11)      (0.50)   (0.59)
                                -----       -----       -----       -----       -----       -----       -----       -----      ---
Net asset value at end
  of period ...............    $21.44      $21.45      $20.09      $20.10      $18.53      $18.53      $14.76      $15.28   $15.42
                               ======      ======      ======      ======      ======      ======      ======      ======   ======

Total investment return (a)     18.24%      17.65%      13.22%      12.73%      28.66%      27.96%      (2.65%)      2.41%   20.09%
Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income ..............      1.86%       1.36%        1.9%        1.4%        2.5%        2.0%        2.5%+       2.5%     2.4%
     Expenses .............      1.15%       1.65%        1.1%        1.6%        1.1%        1.7%        1.7%+       1.7%     1.8%
Portfolio turnover rate ...       182%        182%        173%        173%        228%        228%         74%        273%     340%
Average commission
  rate paid.........         $ 0.0598    $ 0.0598     $0.0599     $0.0599          (b)         (b)         (b)         (b)       (b)

Net assets at end of
  period (in 000's) .......  $108,329  $1,198,206     $68,975  $1,029,878     $19,206    $860,881    $648,725    $639,619  $486,959

----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


         The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange and (f) by

Notes to Financial Statements

appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Securities Lending. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. A permanent book-tax difference of $286,813 has been reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income due to the treatment of gains (losses) on paydowns.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

MainStay Total Return Fund

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.32% of the average daily net assets of the Fund on assets up to $500 million and 0.30% on assets in excess of $500 million.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund up to $500 million and 0.30% on assets in excess of $500 million. As

Notes to Financial Statements continued

described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned $3,025,045. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $1,431,434.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.75% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFEDistributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $50,232 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $871,336 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $1,267,743 and $93,511, respectively.

MainStay Total Return Fund

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $38,728 for the year ended December 31, 1997.

Fees for recordkeeping services provided to the Fund by MainStay Management, or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $28,016 and $119,967 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

Note 4--Portfolio Securities Loaned:

At December 31, 1997, the Fund had portfolio securities with a fair market value of $102,844,380 on loan to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment. Non-cash collateral received and held by the Fund, in the form of U.S. Government obligations, had a value of $8,715,000 at December 31, 1997.

Net income earned on securities lending amounted to $126,975, net of broker fees and rebates, for the year ended December 31, 1997, which is included as interest income on the Statement of Operations.

Note 5--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of U.S. Government securities, other than short-term securities, were $1,384,655 and $1,292,737, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $793,748 and $859,540, respectively.

Note 6--Capital Share Transactions (in 000's):

                                                                               Year ended December 31,
                                                                            1997                   1996
                                                                      -----------------     -----------------
                                                                      Class A   Class B     Class A   Class B
                                                                      -------   -------     -------   -------

Shares sold ......................................................     1,913      6,882      3,241      9,841
Shares issued in reinvestment of dividends and distributions .....       471      5,106        170      1,889
                                                                       -----     ------     ------     ------
                                                                       2,384     11,988      3,411     11,730
Shares redeemed .................................................       (766)    (7,372)    (1,015)    (6,942)
                                                                       -----     ------     ------     ------
Net increase ....................................................      1,618      4,616      2,396      4,788
                                                                       =====     ======     ======     ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Total Return Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 24, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar
                            graph indicating     Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   risk/reward of       of companies in expanding markets        and are willing to accept a higher
                            fund]                with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           graph indicating     the makeup and returns of the            participate in the growth potential
                            risk/reward of       S&P 500*                                 of stocks with the protection of a
                            fund]                                                         principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Offers broad diversification into        You prefer the higher return potential
International Equity Fund   graph indicating     international stock markets with         of international equities or want to
                            risk/reward of       an emphasis on risk control              add diversification to your domestic
                            fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating     Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       risk/reward of       a special blend of capital               may offer growth potential if converted
                            fund]                appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar      Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        graph indicating     return from common stocks,               have undervalued and you want to
                            risk/reward of       convertible securities, and high-yield   manage risk through multimarket
                            fund]                corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating     Balances current income with growth      You seek a combination of income and
TOTAL RETURN FUND           risk/reward of       opportunities by investing in stocks,    growth potential and want to manage
                            fund]                bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating     Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                  risk/reward of       attractive dividends and a stimulus      securities which may have more poten-
                            fund]                for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks a high level of current income     You are seeking to combine high
Government Fund              graph indicating    consistent with safety of principal      current income and safety of principal
                             risk/reward of      primarily from U.S. government
                             fund]               securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph indicating    An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          risk/reward of      fund that is actively managed for        and can accept the higher risk of
                             fund]               maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      graph indicating    non-U.S. bonds with an emphasis on       of international bonds or want to add
                             risk/reward of      risk control                             diversification to your domestic
                             fund]                                                        investments++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            graph indicating    preservation of capital, and             competitive yields on cash you're plan-
                             risk/reward of      liquidity, with free checkwriting**      ning to spend or invest in the near future
                             fund]
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        graph indicating    tive overall return by investing in      higher income and overall return by
                             risk/reward of      a diversified portfolio of domestic      investing in multiple bond market
                             fund]               and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a California resident and want to
California Tax Free Fund     graph indicating    from both federal and California         keep more of what you earn by invest-
                             risk/reward of      income taxes consistent with             ing for income that's double tax free+++
                             fund]               preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar     Seeks high current income exempt         You are a New York State or City resident
New York Tax Free Fund       graph indicating    from federal, New York State, and        and want to keep more of what you earn
                             risk/reward of      New York City income taxes consis-       with income that's double or triple tax
                             fund]               tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating    Seeks high current income                You are in a high federal income tax
Tax Free Bond Fund           risk/reward of      exempt from regular federal income tax   bracket or want to pay less of your
                             fund]               with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============-------------
                                Total Return Fund
                               ------------------



                                                                   Annual Report

                                                               December 31, 1997






 [LOGO] MAINSTAY(R)
        FUNDS



                      OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                    Dechert Price & Rhoads
                       Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly      [LOGO]
owned subsidiary of New York Life Insurance Company.              NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Total Return Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.

[GRAPHIC]                                                           MSAN15-02/98

Table of Contents

President's Letter                                                             2

Results of Proxy Vote                                                          4

MainStay Value Fund Highlights                                                 5

$10,000 Invested in the MainStay
Value Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                            6

Portfolio Management Discussion and Analysis                                   7

Year-by-Year Performance                                                       8

Diversification by Industry--Top 5                                             9

Portfolio Composition                                                         10

Returns & Lipper Rankings                                                     13

Top 10 Equity Holdings                                                        14

10 Largest Purchases                                                          14

10 Largest Sales                                                              14

Portfolio of Investments                                                      15

Financial Statements                                                          18

Notes to Financial Statements                                                 22

Report of Independent Accountants                                             27

The MainStay Funds                                                            28

--------------------------------------------------------------------------------

[GRAPHIC]

President's Letter

Investors will likely remember 1997 with mixed emotions. After a promising first quarter rise, the stock market took a disappointing turn in April. Before long, however, a recovery became apparent, and the momentum created by investor enthusiasm drove prices to record highs in early August. Then, in October, financial problems brewing in Asia culminated in a frenzy of short-term volatility. Yet, while the choppy seas which often characterized last year's financial markets left many investors feeling somewhat uncertain, overall, 1997 was a positive year.

The Dow Jones Industrial Average, a price-weighted average of 30 actively traded blue chip stocks, swung over 100 points up or down on numerous occasions. Most notable was a 554 point decline on October 27, 1997, and a 337 point rise the following day--the Dow's largest single day point rise in history. Despite this emotional roller coaster, in the end optimism reigned, with the Dow up 24.91% and the S&P 500 Index* up 33.36% at year end.

Domestic bond markets also had a good year. After the Federal Reserve Board moved to raise interest rates at the end of March, slowing economic growth and continued low inflation caused yields to decline throughout the rest of the year. The resulting bond rally caused domestic investment grade bonds+ to return 9.64% in 1997.

As MainStay(R) has often noted, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. In 1997, some of these conditions actually occurred and several international markets experienced downturns. Most western European stock markets provided double-digit returns both in local currency and U.S. dollar terms. In the third and fourth quarters, however, Asian markets suffered from currency problems and difficulties at some Japanese financial firms, which sent shock waves into stock and bond markets around the globe. A strong U.S. dollar compounded the hazards for many investors in Asian markets.

Concerned about volatility?

Just as experienced sailors know to stay focused on their direction and destination during rough seas, investors who stay focused on their goals in turbulent markets may be more likely to keep their investments on course.

After seven years of relatively steady stock price increases, sudden declines may seem somewhat unfamiliar, but they may not be unexpected. Indeed, despite a strong economy, tame inflation, and rising corporate earnings, many financial "experts" are anticipating some kind of market correction.

Should you expect further market setbacks? Only time will tell. But it may help to bear in mind that downward shifts aren't necessarily bad. When the market rises beyond its sustainable capacity, adjustments that move it to more


-----------
*    See page 6 for additional information on the S&P 500.
+ As measured by the Salomon Brothers Broad Investment Grade Bond Index, an unmanaged index considered representative of the U.S. bond market.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

realistic levels should be viewed as positive, despite any short-term setbacks they may cause.

Good news from Congress

While both domestic and European stock markets did well in 1997, some of the best investment news came from Congress. Lower long-term capital gains tax rates may reduce the tax consequences of realizing gains on appreciated assets. And with the new IRA provisions, including the introduction of Roth IRAs and Education IRAs, you have additional ways to save for retirement and your children's education.

These new IRA provisions place additional emphasis on the value of saving and investing for the long term. Fortunately, these are priorities that MainStay investors have shared for many years. Overall, MainStay investors redeem shares at a rate that is substantially lower than the mutual fund industry as a whole, and almost half the rate of all mutual funds sold by a sales force.++

MainStay expands your opportunities

At MainStay, we are working to expand our mutual fund choices so you can choose those investments that are most suitable for your particular needs. As you may know, we proudly introduced the MainStay Strategic Income Fund on February 28, 1997, and the MainStay Strategic Value Fund(ss.) on October 22, 1997.

The MainStay Strategic Income Fund seeks to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities. This Fund may be suitable for investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

The MainStay Strategic Value Fund seeks maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities. Certain of the Fund's investments are speculative. Investors who seek maximum total return by investing in multiple market sectors may be interested in this Fund.

Providing the information and the support you need to stay focused through any market environment is our priority at MainStay. We have been dedicated to serving the needs of MainStay Funds' shareholders from the very beginning. That's why we're proud to announce that Dalbar, a well-known monitor of mutual fund service, has awarded the MainStay Funds Key Honors for 1997, acknowledging this commitment to shareholder service. And as always, we recommend that you work closely with your Registered Representative as you chart a course toward your financial goals. We appreciate your confidence in MainStay and hope that the information on the following pages will help you make the most productive use of the opportunities that may lie ahead.

Sincerely,


/s/ Stephen C. Roussin


Stephen C. Roussin
January 1998

----------
++    Source: Investment Company Institute, 1997.
(ss.) To obtain a free prospectus which includes more complete information including advisory fees, other expenses, and share classes, contact your Registered Representative or call 1-800-MAINSTAY (1-800-624-6782), Option #3. Please read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

Results of Proxy Vote

A Special Meeting of Shareholders of the MainStay Funds was held on October 24, 1997 to: elect Edward J. Hogan, Nancy Maginnes Kissinger, Donald E. Nickelson, Richard S. Trutanic, Harry G. Hohn, Terry L. Lierman, Donald K. Ross, Walter W. Ubl, Alice T. Kane, John B. McGuckian, and Stephen C. Roussin Trustees of the Trust; approve a Management Agreement between the Trust, on behalf of the MainStay Value Fund, and MainStay Management, Inc.; approve a Subadvisory Agreement between MainStay Management, Inc., on behalf of the MainStay Value Fund, and MacKay Shields Financial Corporation; amend the Plan of Distribution for Class B shares; eliminate or revise certain fundamental investment restrictions including eliminating certain state-imposed fundamental investment restrictions and eliminating or revising fundamental restrictions pertaining to issuer concentration, borrowing money, industry concentration, and issuing senior securities; and ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Trust.

A summary of the proposals and the voting by shareholders of the MainStay Value Fund is presented below.

PROPOSAL 1--Election of Trustees
                             Proposed Trustee                                   For         Authority Withheld     Result
                             ----------------                                   ---         ------------------     ------
Edward J. Hogan...........................................................   29,368,194         1,375,793          Passed
Nancy Maginnes Kissinger..................................................   29,364,568         1,379,419          Passed
Donald E. Nickelson.......................................................   29,367,953         1,376,034          Passed
Richard S. Trutanic.......................................................   29,368,194         1,375,793          Passed
Harry G. Hohn.............................................................   29,336,107         1,377,880          Passed
Terry L. Lierman..........................................................   29,369,763         1,374,224          Passed
Donald K. Ross............................................................   29,367,291         1,376,696          Passed
Walter W. Ubl.............................................................   29,367,000         1,376,987          Passed
Alice T. Kane.............................................................   29,367,275         1,376,712          Passed
John B. McGuckian.........................................................   29,368,194         1,375,793          Passed
Stephen C. Roussin........................................................   29,365,231         1,378,756          Passed

PROPOSAL 2--Approval of Management Agreement
For - 28,354,441.89   Against - 628,301.18     Abstain - 1,761,243.50   Result - Passed

PROPOSAL 3A--Approval of Subadvisory Agreement between the Manager and MacKay Shields Financial Corporation
For - 28,379,155.90   Against - 548,352.16     Abstain - 1,816,477.51   Result - Passed

PROPOSAL 4--Approval of Amendment to Plan of Distribution for Class B Shares
For - 21,497,078.41   Against - 1,204,654.02   Abstain - 1,826,594.03   Broker Non-Vote - 3,575,403.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
For - 24,013,029.65   Against - 819,870.27     Abstain - 2,019,664.65   Broker Non-Vote - 3,891,423.00   Result - Passed

PROPOSAL 5--Elimination or Revision of Certain Fundamental Investment Restrictions
                          Investment Restriction                                  For            Against          Result
                          ----------------------                                  ---            -------          ------
A1--Asset Pledges, Mortgages, Hypothecation................................  23,996,504.65      836,395.27        Passed
A2--Oil, Gas, or Mineral Lease Interests...................................  23,982,107.64      850,792.27        Passed
A3--Real Estate Limited Partnership Interests..............................  23,978,646.64      854,253.28        Passed
C1--Issuer Concentration...................................................  23,995,030.64      837,869.27        Passed
C2--Borrowing Money........................................................  23,985,075.64      847,824.27        Passed
C3--Industry Concentration.................................................  23,998,753.65      834,146.27        Passed
C4--Issuing Senior Securities..............................................  23,967,635.64      865,264.28        Passed

PROPOSAL 6--Ratification of the Selection of Price Waterhouse LLP as Independent Certified Public Accountants of the Trust
For - 28,917,317.05   Against - 267,666.08     Abstain - 1,559,001.44   Result - Passed

MainStay Value Fund Highlights

--------------------------------------------------------------------------------
                             1997 MARKET HIGHLIGHTS
================================================================================

[ ] The stock market experienced its third consecutive year of over 20% returns, with large-capitalization, high price-to-earnings stocks accounting for a large percentage of the gains.

[ ] The stock market saw expanding volatility, including two corrections of about 10% in 1997, with certain sectors or industries correcting even more.

[ ] Asian turmoil dominated the news in the third and fourth quarters, causing equity investors to reassess risk and reevaluate earnings prospects going forward.

[ ] Large financial and pharmaceutical companies generally performed well, while some HMOs and basic materials companies underperformed.

[ ] With greater attention to the risk side of the investment equation, value stocks did well in the fourth quarter and may provide attractive opportunities going forward.

[ ] The prospects of lower inflation or possible deflation may pose difficulties for commodity-oriented companies in the future.
================================================================================

--------------------------------------------------------------------------------
                              1997 FUND HIGHLIGHTS
================================================================================

[ ] One-year returns of 21.88% and 21.29% for Class A and Class B shares, respectively, excluding all sales charges, as of 12/31/97.

[ ] The Fund reduced its position in financial stocks through the first half of the year, missing part of the second quarter rally, with proceeds invested largely in utilities.

[ ] The Fund's top 10 holdings were also its top 10 performers, including names such as AT&T, Ford Motor Company, and PG&E, all of which earned more than 50% for the Fund.

[ ] Both share classes underperformed the average Lipper* growth & income fund, which returned 27.14% for the year.
================================================================================

----------
* See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

[GRAPHIC]


$10,000 Invested in the MainStay
Value Fund versus S&P 500
and Inflation

CLASS A SHARES    SEC Returns: 1-Year 15.18%, 5-Year 15.40%, 10-Year 16.43%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Year                      S&P                    MainStay
End                       500*                  Value Fund           Inflation+
--------------------------------------------------------------------------------
12/87                   $10,000                  $ 9,450              $10,000
12/88                   $11,656                  $10,972              $10,441
12/89                   $15,342                  $13,318              $10,925
12/90                   $14,866                  $12,513              $11,608
12/91                   $19,385                  $17,675              $11,954
12/92                   $20,861                  $21,126              $12,308
12/93                   $22,955                  $23,988              $12,645
12/94                   $23,258                  $23,935              $12,974
12/95                   $31,989                  $30,813              $13,311
12/96                   $39,327                  $37,543              $13,752
12/97                   $52,447                  $45,759              $13,984

[GRAPHIC]    MainStay Value Fund

[GRAPHIC]    S&P 500*

[GRAPHIC]    Inflation+

CLASS B SHARES    SEC Returns: 1-Year 16.29%, 5-Year 16.11%, 10-Year 16.89%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Year                      S&P                    MainStay
End                       500*                  Value Fund           Inflation+
--------------------------------------------------------------------------------
12/87                   $10,000                  $10,000              $10,000
12/88                   $11,656                  $11,611              $10,441
12/89                   $15,342                  $14,093              $10,925
12/90                   $14,866                  $13,241              $11,608
12/91                   $19,385                  $18,704              $11,954
12/92                   $20,861                  $22,355              $12,308
12/93                   $22,955                  $25,384              $12,645
12/94                   $23,258                  $25,328              $12,974
12/95                   $31,989                  $32,423              $13,311
12/96                   $39,327                  $39,269              $13,752
12/97                   $52,447                  $47,627              $13,984

[GRAPHIC]    MainStay Value Fund

[GRAPHIC]    S&P 500*

[GRAPHIC]    Inflation+

----------
   The Class A graph assumes an initial investment of $10,000 made on 12/31/87 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 12/31/87 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

[GRAPHIC] Photo of Value Fund Team

VALUE FUND TEAM

Denis Laplaige, Jeffrey Simon, Matthew Shefler,
Mark Spellman, Michael Sheridan, and Judy Secunda

In the third consecutive year with stock market returns of over 20%, ten large-capitalization stocks with high price-to-earnings (P/E) ratios accounted for about 26% of the S&P 500's* total return. At the same time, volatility increased and the stock market underwent two corrections of about 10%--one in the six weeks prior to the end of April, the other from the market's peak in July through the last week of October. Despite broad market gains, many individual stocks and sectors experienced even larger corrections.

As interest rates declined after peaking in April, interest-sensitive issues tended to outperform, with financial stocks providing robust returns, especially during the second quarter of 1997. Communications stocks and high P/E pharmaceuticals were also outstanding performers. Other sectors, including basic materials, such as chemicals, paper, forest products, and agriculture, provided positive returns (some in the double digits), but still underperformed the market as a whole.

As Asian turmoil developed later in the year, investors began to focus more on the risk side of the investment equation, and value stocks generally did well in the fourth quarter. The fallout from the Asian situation may include lower inflation or possibly even deflation, which may be good for bonds, but bad for commodity-oriented equities. While volatility is likely to remain high, if the market moves toward more historical return levels in 1998, a value investment approach may provide opportunities for investors.

Given this context, how did the MainStay Value Fund perform in 1997?

For the year ended 12/31/97, the MainStay Value Fund returned 21.88% and 21.29% for Class A and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper+ growth & income fund, which returned 27.14% for the year.

Why do you think the Fund underperformed its peers in 1997?

Several factors impacted the Fund over the course of the year in a negative way. The Fund started 1997 heavily overweighted in the financial sector. As those stocks began


[GRAPHIC]

Capitalization
--------------

The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

Price-to-earnings ratio
-----------------------

The price of a stock divided by its earnings per share.

Volatility
----------

Fluctuations in the price of securities or markets, up or down, over a short period of time.

----------
*    See page 6 for more information on the S&P 500 Index.
+ See footnote and table on page 13 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              Total
Year                          Return
End                             %
------------------------------------
12/86                         (9.51)
12/87                         (2.57)
12/88                         16.11
12/89                         21.38
12/90                         (6.05)
12/91                         41.26
12/92                         19.52
12/93                         13.55
12/94                         (0.22)
12/95                         28.74
12/96                         21.84
12/97                         21.88

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 13 for more information on performance.

CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              Total
Year                          Return
End                             %
------------------------------------
12/86                         (9.51)
12/87                         (2.57)
12/88                         16.11
12/89                         21.38
12/90                         (6.05)
12/91                         41.26
12/92                         19.52
12/93                         13.55
12/94                         (0.22)
12/95                         28.01
12/96                         21.11
12/97                         21.29

See footnote * on page 13 for more information on performance.


to reach our valuation targets, we decreased the Fund's positions over the first half of the year. Interest-sensitive issues, however, and financial stocks in particular, had an outstanding second quarter, so we ended up selling as prices were rising. While all of the sales were positive for the portfolio, the overall decision to sell when we did contributed negatively to the Fund's performance relative to its peers. Nevertheless, the Fund benefited from its reduced positions in financial stocks in the fourth quarter, when they underperformed.

[GRAPHIC]


Correction
----------

A shift in security prices that brings them more in line with historically appropriate levels.

Inflation/deflation
-------------------

Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Utilities                          12.3%
Banks                               7.2%
Health Care                         6.1%
Retail                              5.3%
Insurance                           5.1%
All Others                         64.0%

Actual percentages will vary over time.


What did you do with the proceeds of the Fund's financial stock sales?

We invested most of the proceeds into utility stocks. For the first three quarters of the year, that also penalized the Fund. But our proprietary research showed that utilities were generally undervalued and likely to outperform over time. With some utilities providing about 30% higher yields than Treasuries, we felt that they were a solid, conservative, and attractive investment. In the fourth quarter, Asian market turmoil caused investors to rethink their risk taking and there was a renewed interest in utilities. The Fund's utility stocks made up for lost ground, with PG&E up 52% for the year and Long Island Lighting up 46%. Both were among the Fund's top ten holdings and the Fund's top ten performers.

Did you continue to hold any financial stocks that did well?

Yes. PNC Bank Corp. was up 57%. PNC is a regional bank the Fund held for its above-average earnings growth. The stock has been reevaluated based on its asset value and we've reduced the Fund's position since.

Among insurance issues, we owned Equitable, which benefited from restructuring, was reevaluated in the marketplace, and returned 103% for the Fund in 1997. We had identified capital appreciation potential in Allstate, and when earnings accelerated faster than analysts anticipated, the stock returned 58% for the Fund. The Fund also held a large position in Travelers through most of the year and the stock was up 80%. As the stock outperformed the market, however, we cut back the Fund's position to look for other issues that hadn't reached their full potential.

Were there new value-driven sectors where the Fund was invested?

Yes, the Fund had success in telecommunications in 1997. We had sold the Fund's holdings of AT&T several years ago, when the stock was an underperformer. But with recent management shifts, the company appeared to be focusing more closely on providing shareholder value, and that cap-


[GRAPHIC]

[GRAPHIC]

Price to cash flow ratio
------------------------

The relationship between the price of a stock and the amount of free cash flow the company is able to generate.


tured our attention. At the beginning of the year the Fund didn't own any AT&T. At year end 1997, AT&T was the Fund's largest holding and had provided a 90% return for the Fund. GTE was another telecommunications company we bought for the Fund that did well, although its progress was stalled midyear by its entry into the bidding war for MCI. We believe that over time, the company's asset value will be unlocked for shareholders, either through proactive management or other market forces.

Did being value-oriented hurt the Fund in a strong year for growth stocks?

It may have. Some value managers saw opportunities in growth stocks with high price-to-earnings ratios and simply abandoned value investing to improve their performance. We saw the tremendous rise in pharmaceuticals, technology stocks, and large-capitalization issues, but these stocks didn't fit the Fund's investment disciplines, so we didn't pursue them. Of course, being out of technology helped in the fourth quarter, when many of the largest names suffered severe setbacks.

In any event, we stuck closely to the Fund's value approach throughout the year. We found what we believed to be promising undervalued opportunities among HMOs, with names like Aetna, Foundation Health, and CIGNA. Our process showed each of these issues to have positive value characteristics and we added the stocks or increased the Fund's positions in them at various points in the year. But the market is still adjusting to the HMO industry's transition from a growth phase into a more mature management phase. Despite low P/E ratios, low price to cash flow, significant free cash flow, proactive management, and other positive characteristics, Aetna was down 11%, Foundation Health declined 10%, and CIGNA was flat for the year. Nevertheless, we still believe these stocks offer positive potential going forward.

PORTFOLIO COMPOSITION AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks                                                     92.1%
Preferred Stock                                                    0.6%
Cash, Equivalents & Other Assets, less Liabilities                 7.3%

Actual percentages will vary over time.

Were there other factors that negatively impacted performance?

Our decision to continue overweighting basic materials had a negative impact on the Fund's performance. Although fertilizers were a small portion of the Fund, Agrium and IMC Global had a negative impact on performance. While we are used to fertilizers having cyclical performance, 1997 was the second year in a row fertilizers provided negative returns.

Chemical stocks and paper and forest products had two significant rallies during the year, but were underperformers as a class. Many of the Fund's stocks provided double-digit returns, but did not excel in a market that was up more than 33%.

Georgia Pacific was a good example. Their proactive management agreed to split the company into two parts to unlock value for shareholders. That's the kind of value catalyst that we look for, and we bought Georgia Pacific during the year. Yet even though the stock did well, it underperformed the market as a whole.

What other stocks did you buy for the Fund in 1997?

We mentioned that we bought utilities for the Fund. In fact, we increased utilities from 4% at the end of 1996 to 12% at year end. As noted, we saw real value in the group and recognized that segmenting and separating underperforming assets would help investors identify where the real opportunities could be found. As mentioned above, the sector as a whole did very well for the Fund's investment portfolio in the fourth quarter, even though we lost some opportunity by being overweighted in utilities earlier in the year when they were underperforming.

What were the Fund's most significant sales during the year?

The Fund had two types of sales. First were stocks that approached or met the Fund's valuation targets and were sold as part of the Fund's investment discipline to seek better opportunities. Others were stocks that performed below expectations or whose fundamentals had changed.

In the first category, the Fund had names like Chubb, Travelers, Wells Fargo, Allstate, Equitable, NationsBank, Banc One, and PNC. All of them were strong performers for the Fund that we sold as they increased in value. Because of their strength, we generally reduced the Fund's position rather than eliminate them entirely. AIG, however, fully reached our target price and had increased its price-to-earnings ratio to the point where it looked more like a growth stock than a value stock. As a result, we sold the Fund's entire position with a very positive impact on performance.

Among cyclical stocks, we saw some companies with fundamentals that were starting to dissipate. We reduced the Fund's position in Tenneco and Goodyear Tire. In paper products, we sold Temple Inland and Rayonier, and among chemical firms, we cut back on Lyondell. All of these sales had a positive impact and were appropriate given their changing value characteristics.


[GRAPHIC]

Cyclical stock
--------------

A stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

Were there other positive value stories among stocks the Fund held throughout the year?

Yes. Ford Motor Company is one of the Fund's largest holdings, based on the same value criteria we use for all of the Fund's stocks. As earnings estimates were revised upward during the year by more than 50%, the stock brought in a 57% return for the Fund, which included an attractive 5% dividend yield. Owens-Illinois is another large holding that did exceptionally well, and we added to the Fund's position during the year. Their strategy of acquiring companies that add to earnings paid off in 1997 with a 67% return for the year.

What's your outlook for 1998?

We believe the Asian turmoil may have a positive impact on value investing by making investors more aware of the risk side of the investment equation. We're still attracted to utility stocks, which we continue to believe are undervalued. The impact of Asian difficulties may be greater than we originally anticipated in the basic materials markets, and particularly for commodity companies, so we're reevaluating our exposure in those areas. On the whole, however, we remain bullish on deep value stocks, not only for their capital appreciation potential, but also for the income many provide, which could act as a cushion if the market should decline or remain flat. While we're not making any predictions, we feel these are scenarios worth considering after a seven-year bull market and three consecutive years of equity market returns over 20%.

Denis Laplaige
Jeffrey A. Simon
Portfolio Managers

[GRAPHIC]

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/97

-------------------------------------------------------------------------------------
Fund average annual total returns*
=====================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years        through 12/31/97
Class A               21.88%         16.72%          17.09%               13.23%
Class B               21.29%         16.33%          16.89%               13.07%
=====================================================================================

-------------------------------------------------------------------------------------
Fund SEC returns*
=====================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years        through 12/31/97
Class A               15.18%         15.40%          16.43%               12.68%
Class B               16.29%         16.11%          16.89%               13.07%
=====================================================================================

-------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 12/31/97
=====================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years        through 12/31/97
Class A               535 out of        n/a             n/a                 n/a
                      611 funds
Class B               547 out of     176 out of       34 out of          80 out of
                      611 funds      240 funds       136 funds           112 funds
Average Lipper
growth &
income fund           27.14%         17.53%          15.71%              13.50%
=====================================================================================

-------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the 12 months ended 12/31/97
=====================================================================================
                     NAV 12/31/97                 Income               Capital Gains
Class A               $21.76                     $0.2657                  $2.6784
Class B               $21.74                     $0.1508                  $2.6784
=====================================================================================

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.
   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of 1%.
+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

Top 10 Equity Holdings as of 12/31/97
---------------------------------------------------------------------------------------
HOLDING                                                                          AMOUNT
=======================================================================================
AT&T Corp.                                                                  $48,913,025
Ford Motor Co.                                                               36,742,022
FPL Group, Inc.                                                              32,943,763
RJR Nabisco Holdings Corp.                                                   31,716,750
PG&E Corp.                                                                   31,329,319
Long Island Lighting Co.                                                     30,920,300
Central & South West Corp.                                                   30,794,419
Columbia/HCA Healthcare Corp.                                                27,095,914
Federated Department Stores, Inc.                                            26,960,139
Bowater Inc.                                                                 26,828,474
=======================================================================================

10 Largest Purchases for the year ended 12/31/97
---------------------------------------------------------------------------------------
SECURITY                                                             AMOUNT OF PURCHASE
=======================================================================================
Columbia/HCA Healthcare Corp.                                               $35,876,291
Foundation Health Systems, Inc. Class A                                      33,737,367
GTE Corp.                                                                    31,639,664
AT&T Corp.                                                                   29,551,551
FPL Group, Inc.                                                              29,039,570
American Standard Cos. Inc.                                                  27,915,350
PG&E Corp.                                                                   27,096,046
Banc One Corp.                                                               25,979,441
Time Warner Inc.                                                             25,525,500
Central & South West Corp.                                                   25,247,725
=======================================================================================

10 Largest Sales for the year ended 12/31/97
---------------------------------------------------------------------------------------
SECURITY                                                                 AMOUNT OF SALE
=======================================================================================
Time Warner Inc.                                                            $28,556,430
International Business Machines Corp.                                        26,958,150
American International Group, Inc.                                           25,430,328
Xerox Corp.                                                                  23,733,482
Humana Inc.                                                                  23,676,895
Elf Aquitaine ADR                                                            18,945,190
General Motors Corp.                                                         18,008,968
WellPoint Health Networks Inc.                                               17,740,815
Burlington Resources, Inc.                                                   17,020,433
Dow Chemical Co.                                                             16,571,963
=======================================================================================

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1997

                                                          Shares               Value
                                                      ===================================
COMMON STOCKS (92.1%)+

AIRLINES (2.4%)
AMR Corp. (a)  ...............................            159,500          $   20,495,750
Northwest Airlines Corp. Class A (a)..........            325,200              15,568,950
                                                                           --------------
                                                                               36,064,700
                                                                           --------------

AUTO MANUFACTURING (2.4%)
Ford Motor Co. ...............................            754,650              36,742,022
                                                                           --------------

AUTO PARTS (3.7%)
Echlin Inc....................................            674,820              24,420,049
LucasVarity PLC ADR (b).......................            538,000              18,762,750
Mark IV Industries, Inc.......................            616,355              13,482,765
                                                                           --------------
                                                                               56,665,564
                                                                           --------------

BANKS (7.2%)
Banc One Corp.................................            412,570              22,407,708
Bankers Trust New York Corp...................            148,090              16,650,870
Chase Manhattan Corp..........................            153,000              16,753,500
NationsBank Corp..............................            302,586              18,401,011
PNC Bank Corp.................................            341,200              19,469,725
Wells Fargo & Co..............................             47,200              16,021,450
                                                                           --------------
                                                                              109,704,264
                                                                           --------------

CAPITAL GOODS (1.6%)
Xerox Corp....................................            323,790              23,899,749
                                                                           --------------

CHEMICALS (3.8%)
Agrium Inc....................................          1,064,500              12,973,594
Georgia Gulf Corp.............................            470,850              14,419,781
IMC Global Inc................................            591,810              19,381,778
Imperial Chemical Industries, PLC
   ADR (b)....................................             95,167               6,179,907
PPG Industries, Inc...........................             94,600               5,404,025
                                                                           --------------
                                                                               58,359,085
                                                                           --------------

COMPUTERS & OFFICE EQUIPMENT (2.0%)
Ceridian Corp. (a)............................            244,000              11,178,250
Lexmark International Group, Inc.
   Class A (a)................................            524,300              19,923,400
                                                                           --------------
                                                                               31,101,650
                                                                           --------------

CONGLOMERATES (2.7%)
American Standard Cos. Inc. (a)...............            573,700              21,979,881
Tenneco Inc. .................................            470,630              18,589,885
                                                                           --------------
                                                                               40,569,766
                                                                           --------------

CONTAINERS (2.7%)
Crown Cork & Seal Co., Inc....................            318,000              15,939,750
Owens-Illinois Inc. (a).......................            646,610              24,530,767
                                                                           --------------
                                                                               40,470,517
                                                                           --------------

DOMESTIC OIL (2.2%)
Amerada Hess Corp.............................             92,100               5,053,987
Noble Affiliates, Inc.........................            259,400               9,143,850
Unocal Corp. .................................            494,550              19,194,722
                                                                           --------------
                                                                               33,392,559
                                                                           --------------

ENERGY (3.8%)
Coastal Corp. (The)...........................            307,450              19,042,684
MAPCO Inc. ...................................            493,400              22,819,750
Seagull Energy Corp. (a)......................            768,870              15,857,944
                                                                           --------------
                                                                               57,720,378
                                                                           --------------

FINANCE (2.8%)
Transamerica Corp.............................            243,160              25,896,540
Travelers Group Inc...........................            313,180              16,872,573
                                                                           --------------
                                                                               42,769,113
                                                                           --------------

FOOD (0.9%)
IBP, Inc......................................            623,300              13,050,344
                                                                           --------------

FOOD, BEVERAGES & TOBACCO (4.6%)
Philip Morris Cos.............................            385,760              17,479,750
RJR Nabisco Holdings Corp.....................            845,780              31,716,750
UST Inc.......................................            561,100              20,725,631
                                                                           --------------
                                                                               69,922,131
                                                                           --------------

HEALTH CARE (6.1%)
Aetna Inc.....................................            351,160              24,778,727
Allegiance Corp...............................            478,000              16,939,125
Columbia/HCA Healthcare Corp..................            914,630              27,095,914
Foundation Health Systems, Inc.
   Class A (a)................................          1,096,340              24,530,608
                                                                           --------------
                                                                               93,344,374
                                                                           --------------

HOUSEHOLD PRODUCTS (0.9%)
Premark International, Inc....................            458,800              13,305,200
                                                                           --------------

INSURANCE (5.1%)
Allstate Corp. (The)..........................            264,690              24,053,704
Chubb Corp. ..................................            209,145              15,816,591
CIGNA Corp. ..................................             84,100              14,554,556
Equitable Cos., Inc. (The)....................            467,750              23,270,562
                                                                           --------------
                                                                               77,695,413
                                                                           --------------


----------
+    Percentages indicated are based on Fund net assets.


    The notes to financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

                                                          Shares               Value
                                                      ===================================
COMMON STOCKS (Continued)

INTERNATIONAL OIL (2.3%)
British Petroleum Co., PLC ADR (b)............            188,000          $   14,981,250
Occidental Petroleum Corp.....................            695,440              20,385,085
                                                                           --------------
                                                                               35,366,335
                                                                           --------------

PAPER & FOREST PRODUCTS (4.6%)
Bowater Inc...................................            603,735              26,828,474
Chesapeake Corp...............................            255,050               8,767,344
Georgia-Pacific Corp..........................            264,760              16,084,170
Georgia-Pacific Corp.
   (Timber Group) (a).........................            488,760              11,088,742
Rayonier Inc..................................            185,797               7,907,985
                                                                           --------------
                                                                               70,676,715
                                                                           --------------

RAILROADS (3.7%)
CSX Corp......................................            490,975              26,512,650
Illinois Central Corp.........................            461,940              15,734,831
Union Pacific Corp............................            231,800              14,473,013
                                                                           --------------
                                                                               56,720,494
                                                                           --------------

RECREATION & ENTERTAINMENT (1.3%)
Harrah's Entertainment, Inc. (a)..............          1,023,700              19,322,338
                                                                           --------------

RETAIL (5.3%)
Federated Department Stores,
   Inc. (a)...................................            626,070              26,960,139
Kroger Co. (a)................................            463,400              17,116,837
Penney (J.C.) Co., Inc........................            161,760               9,756,150
Toys "R" Us, Inc. (a).........................            836,670              26,302,813
                                                                           --------------
                                                                               80,135,939
                                                                           --------------

TECHNOLOGY (1.1%)
International Business Machines
   Corp.......................................            167,375              17,501,148
                                                                           --------------

TELECOMMUNICATION (3.2%)
AT&T Corp.....................................            798,580              48,913,025
                                                                           --------------

TELECOMMUNICATION SERVICES (1.3%)
GTE Corp......................................            372,000              19,437,000
                                                                           --------------

TEXTILE & APPAREL (0.9%)
Burlington Industries, Inc. (a)...............            453,631               6,265,778
Reebok International Ltd. (a).................            277,744               8,002,499
                                                                           --------------
                                                                               14,268,277
                                                                           --------------

TIRE & RUBBER (1.0%)
Goodyear Tire & Rubber Co. (The)..............            237,490              15,110,301
                                                                           --------------

TRANSPORTATION (0.2%)
Arkansas Best Corp. (a).......................            333,900               3,255,525
                                                                           --------------

UTILITIES (12.3%)
Boston Edison Co. ............................            584,000              22,119,000
Central & South West Corp.....................          1,137,900              30,794,419
FPL Group, Inc................................            556,600              32,943,763
GPU, Inc......................................             64,301               2,708,680
Long Island Lighting Co. .....................          1,026,400              30,920,300
Northeast Utilities...........................             88,900               1,050,131
PECO Energy Co................................            673,010              16,320,492
PG&E Corp.....................................          1,029,300              31,329,319
Pinnacle West Capital Corp....................            318,600              13,500,675
Public Service Enterprise
   Group Inc..................................            180,100               5,706,919
                                                                           --------------
                                                                              187,393,698
                                                                           --------------
Total Common Stocks
   (Cost $1,148,280,093)......................                              1,402,877,624
                                                                           --------------


PREFERRED STOCK (0.6%)

INTERNATIONAL OIL (0.6%) Occidental Petroleum Corp.
   $3.875 (c).................................            130,000               8,190,000
                                                                           --------------
Total Preferred Stock
   (Cost $6,938,750)..........................                                  8,190,000
                                                                           --------------


    The notes to financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments continued

                                                        Principal
                                                          Amount               Value
                                                      ===================================
SHORT-TERM INVESTMENTS (8.2%)

COMMERCIAL PAPER (8.2%)
American Express Credit Corp.
   6.05%, due 1/5/98..........................        $29,820,000          $   29,820,000
   6.10%, due 1/2/98..........................         29,765,000              29,765,000
Ford Motor Credit Co.
   5.95%, due 1/8/98..........................         25,270,000              25,270,000
General Electric Capital Corp.
   5.90%, due 1/7/98..........................         20,000,000              20,000,000
Prudential Funding Corp.
   6.08%, due 1/6/98..........................         20,694,000              20,694,000
                                                                           --------------
Total Short-Term Investments
   (Cost $125,549,000)........................                                125,549,000
                                                                           --------------
Total Investments
   (Cost $1,280,767,843) (d)                                100.9%          1,536,616,624(e)
Liabilities in Excess of Cash
   and Other Assets...........................               (0.9)            (13,016,817)
                                                      -----------          --------------
Net Assets....................................              100.0%         $1,523,599,807
                                                      ===========          ==============

----------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  May be sold to institutional investors only.
(d)  The cost for Federal income tax purposes is $1,281,373,686.
(e) At December 31, 1997, net unrealized appreciation was $255,242,938, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $286,852,201 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $31,609,263.

    The notes to financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1997

ASSETS:
Investment in securities, at value (identified cost $1,280,767,843) ..............................................    $1,536,616,624
Cash .............................................................................................................               972
Receivables:
  Fund shares sold ...............................................................................................         4,113,242
  Dividends and interest .........................................................................................         3,766,371
                                                                                                                      --------------
   Total assets ..................................................................................................     1,544,497,209
                                                                                                                      --------------
LIABILITIES:
Payables:
  Investment securities purchased ................................................................................        15,321,630
  Fund shares redeemed ...........................................................................................         3,087,954
  NYLIFE Distributors ............................................................................................         1,181,797
  MainStay Management ............................................................................................           718,377
  Transfer agent .................................................................................................           292,989
  Custodian ......................................................................................................            14,872
  Trustees .......................................................................................................             9,355
Accrued expenses .................................................................................................           270,428
                                                                                                                      --------------
   Total liabilities .............................................................................................        20,897,402
                                                                                                                      --------------
Net assets .......................................................................................................    $1,523,599,807
                                                                                                                      ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ........................................................................................................    $       56,997
  Class B ........................................................................................................           643,680
Additional paid-in capital .......................................................................................     1,231,503,300
Accumulated undistributed net investment income ..................................................................           246,475
Accumulated undistributed net realized gain on investments .......................................................        35,300,574
Net unrealized appreciation on investments .......................................................................       255,848,781
                                                                                                                      --------------
Net assets .......................................................................................................    $1,523,599,807
                                                                                                                      ==============
CLASS A
Net assets applicable to outstanding shares ......................................................................    $  124,010,862
                                                                                                                      ==============
Shares of beneficial interest outstanding ........................................................................         5,699,746
                                                                                                                      ==============
Net asset value per share outstanding ............................................................................    $        21.76
Maximum sales charge (5.50% of offering price) ...................................................................              1.27
                                                                                                                      --------------
Maximum offering price per share outstanding .....................................................................    $        23.03
                                                                                                                      ==============
CLASS B
Net assets applicable to outstanding shares ......................................................................    $1,399,588,945
                                                                                                                      ==============
Shares of beneficial interest outstanding ........................................................................        64,367,971
                                                                                                                      ==============
Net asset value and offering price per share outstanding .........................................................    $        21.74
                                                                                                                      ==============

    The notes to financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME:
Income:
  Dividends (a) ..............................................      $ 26,394,320
  Interest ...................................................         4,046,225
                                                                    ------------
   Total income ..............................................        30,440,545
                                                                    ------------
Expenses:
  Distribution--Class B ......................................         6,326,349
  Service ....................................................         3,271,438
  Administration .............................................         2,976,469
  Advisory ...................................................         2,976,469
  Transfer agent .............................................         2,589,743
  Management .................................................         1,479,934
  Shareholder communication ..................................           591,822
  Registration ...............................................           161,608
  Recordkeeping ..............................................           156,683
  Custodian ..................................................           137,058
  Professional ...............................................           109,405
  Trustees ...................................................            35,882
  Miscellaneous ..............................................            36,457
                                                                    ------------
   Total expenses ............................................        20,849,317
                                                                    ------------
Net investment income ........................................         9,591,228
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .............................       181,024,677
Net change in unrealized appreciation on investments .........        61,934,892
                                                                    ------------
Net realized and unrealized gain on investments ..............       242,959,569
                                                                    ------------
Net increase in net assets resulting from operations .........      $252,550,797
                                                                    ============

----------
(a)  Dividends recorded net of foreign withholding taxes of $71,759.

    The notes to financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                              Year ended               Year ended
                                                                                             December 31,             December 31,
                                                                                                1997                     1996
                                                                                           ---------------          ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................         $     9,591,228          $     9,701,611
  Net realized gain on investments ...............................................             181,024,677               92,855,281
  Net change in unrealized appreciation on investments ...........................              61,934,892               75,689,305
                                                                                           ---------------          ---------------
  Net increase in net assets resulting from operations ...........................             252,550,797              178,246,197
                                                                                           ---------------          ---------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................              (1,202,485)                (748,274)
   Class B .......................................................................              (8,257,288)              (8,838,317)
  From net realized gain on investments:
   Class A .......................................................................             (13,228,344)              (5,171,720)
   Class B .......................................................................            (152,902,098)             (73,072,126)
                                                                                           ---------------          ---------------
     Total dividends and distributions to shareholders ...........................            (175,590,215)             (87,830,437)
                                                                                           ---------------          ---------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .......................................................................              55,171,252               54,270,033
   Class B .......................................................................             316,208,814              263,788,646
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................              14,100,085                5,840,804
   Class B .......................................................................             157,601,498               80,291,437
                                                                                           ---------------          ---------------
                                                                                               543,081,649              404,190,920
  Cost of shares redeemed:
   Class A .......................................................................             (23,231,392)             (16,170,142)

   Class B .......................................................................            (165,777,574)            (119,967,686)
                                                                                           ---------------          ---------------
     Increase in net assets derived from capital share transactions ..............             354,072,683              268,053,092
                                                                                           ---------------          ---------------
     Net increase in net assets ..................................................             431,033,265              358,468,852
NET ASSETS:
Beginning of year ................................................................           1,092,566,542              734,097,690
                                                                                           ---------------          ---------------
End of year ......................................................................         $ 1,523,599,807          $ 1,092,566,542
                                                                                           ===============          ===============
Accumulated undistributed net investment income ..................................         $       246,475          $       115,020
                                                                                           ===============          ===============


    The notes to financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                               Class B
                                                                                                  ----------------------------------

                              Class A      Class B   Class A      Class B    Class A    Class B   September 1
                             ---------    --------   --------   ----------   --------   --------    through     Year ended August 31

                                   Year ended              Year ended            Year ended       December 31   --------------------

                               December 31, 1997       December 31, 1996      December 31, 1995      1994*        1994        1993
                             ---------------------   ---------------------   -------------------  -----------   ---------   --------

Net asset value at
  beginning of period .....    $20.34       $20.32     $18.25       $18.25     $14.66     $14.66     $16.30       $15.90     $13.82
                               ------       ------     ------       ------     ------     ------     ------       ------     ------
Net investment income .....      0.27         0.15       0.30         0.20       0.29       0.19       0.04         0.06       0.07
Net realized and
  unrealized gain (loss)
  on investments ..........      4.10         4.10       3.66         3.64       3.91       3.91      (1.03)        1.04       3.40
                               ------       ------     ------       ------     ------     ------     ------       ------     ------
Total from investment
  operations ..............      4.37         4.25       3.96         3.84       4.20       4.10      (0.99)        1.10       3.47
                               ------       ------     ------       ------     ------     ------     ------       ------     ------
Less dividends and
  distributions:
From net investment
  income ..................     (0.27)       (0.15)     (0.30)       (0.20)     (0.29)     (0.19)     (0.03)       (0.06)     (0.10)

From net realized gain on
  investments .............     (2.68)       (2.68)     (1.57)       (1.57)     (0.32)     (0.32)     (0.62)       (0.64)     (1.29)

                               ------       ------     ------       ------     ------     ------     ------       ------     ------
Total dividends and
  distributions ...........     (2.95)       (2.83)     (1.87)       (1.77)     (0.61)     (0.51)     (0.65)       (0.70)     (1.39)

                               ------       ------     ------       ------     ------     ------     ------       ------     ------
Net asset value at end
  of period ...............    $21.76       $21.74     $20.34       $20.32     $18.25     $18.25     $14.66       $16.30     $15.90
                               ======       ======     ======       ======     ======     ======     ======       ======     ======
Total investment return (a)     21.88%       21.29%     21.84%       21.11%     28.74%     28.01%     (6.03%)       7.26%     26.58%

Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income ..............      1.22%        0.70%       1.6%         1.1%       1.5%       0.9%       0.8%+        0.5%       0.5%

    Expenses ..............      1.11%        1.63%       1.1%         1.6%       1.2%       1.8%       1.8%+        1.9%       1.9%

Portfolio turnover rate ...        61%          61%        47%          47%        48%        48%        11%          53%        77%

Average commission
  rate paid ...............  $ 0.0592   $   0.0592    $0.0595   $   0.0595        (b)        (b)        (b)          (b)        (b)
Net assets at end of
  period (in 000's)  ......  $124,011   $1,399,589    $73,259   $1,019,307    $25,258   $708,840   $472,365     $449,789   $226,524

----------
*    The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


    The notes to financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase

Notes to Financial Statements

was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Value Fund

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. ("MainStay Management") acts as manager to the Fund under a Management Agreement. Pursuant to the Management Agreement for the Funds, MainStay Management, an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), administers the Fund's business affairs and has investment advisory responsibilities. MainStay Management has engaged the services of MacKay-Shields Financial Corporation ("MacKay-Shields") as sub-adviser of the Fund. MacKay-Shields, a registered investment adviser and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

Prior to October 27, 1997, MacKay-Shields acted as investment adviser to the Fund and NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of the New York Life, acted as administrator. MacKay-Shields and NYLIFE Distributors each were paid a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million. As described above, MainStay Management is currently paid a fee at a rate equal to the aggregate of the advisory and administrative fee rates in effect prior to October 27, 1997. For the period January 1, 1997, through October 26, 1997, MacKay-Shields and NYLIFE Distributors each earned fees of $2,976,469. For the period October 27, 1997, through December 31, 1997, MainStay Management earned $1,479,934.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly service fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

Notes to Financial Statements continued

The Plan was amended and restated on October 27, 1997. Prior to that date, the Fund's Class B shares were subject to the payment of a distribution fee of 0.75% per annum of the lesser of (i) aggregate gross sales of Fund Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge was imposed (or waived) or (ii) the Fund's average daily net assets attributable to the Fund's Class B shares. The amended Plan varies from the pre-existing Plan only in the manner in which the distribution fee is calculated as noted above.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $112,844 for the year ended December 31, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $996,052 for the year ended December 31, 1997.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1997, BFDS acted as transfer, dividend disbursing and shareholder servicing agent and NYLIFE Distributors was paid by the Fund for providing certain transfer agency functions. Transfer agent expense paid to MSS and NYLIFE Distributors for the year ended December 31, 1997, amounted to $1,429,744 and $96,851, respectively.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $41,242 for the year ended December 31, 1997.

Fees for recordkeeping services provided to the Fund by MainStay Management, or NYLIFE Distributors prior to October 27, 1997, were charged to the Fund. The fees amounted to $31,142 and $125,541 for MainStay Management and NYLIFE Distributors, respectively, for the year ended December 31, 1997.

MainStay Value Fund


Note 4--Purchases and Sales of Securities (in 000's):

During the year ended December 31, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $891,575 and $749,628, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                                                Year ended December 31
                                                                              1997                  1996
                                                                        -----------------     -----------------
                                                                        Class A   Class B     Class A   Class B
                                                                        -------   -------     -------   -------
Shares sold.........................................................     2,485     14,271      2,750     13,467
Shares issued in reinvestment of dividends and distributions........       661      7,405        287      3,942
                                                                        ------     ------      -----     ------
                                                                         3,146     21,676      3,037     17,409
Shares redeemed.....................................................    (1,049)    (7,460)      (818)    (6,103)
                                                                        ------     ------      -----     ------
Net increase........................................................     2,097     14,216      2,219     11,306
                                                                        ======     ======      =====     ======

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Value Fund (one of the fifteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1998

THE MAINSTAY FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund   [GRAPHIC]            of companies in expanding markets        and are willing to accept a higher
                                                 with strong growth potential             level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Invests in a portfolio that tracks       You seek a conservative way to
Equity Index Fund           [GRAPHIC]            the makeup and returns of the            participate in the growth potential
                                                 S&P 500*                                 of stocks with the protection of a
                                                                                          principal guarantee+
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Offers broad diversification into        You prefer the higher return potential
International Equity Fund   [GRAPHIC]            international stock markets with         of international equities or want to
                                                 an emphasis on risk control              add diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Invests in convertible securities for    You want income from securities that
Convertible Fund(ss.)       [GRAPHIC]            a special blend of capital               may offer growth potential if converted
                                                 appreciation and current income          into common stock
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Seeks maximum long-term total            You seek opportunities the markets may
Strategic Value Fund        [GRAPHIC]            return from common stocks,               have undervalued and you want to
                                                 convertible securities, and high-yield   manage risk through multimarket
                                                 corporate bonds||                        diversification++
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Balances current income with growth      You seek a combination of income and
Total Return Fund           [GRAPHIC]            opportunities by investing in stocks,    growth potential and want to manage
                                                 bonds, and money market instruments      risk through diversification
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Seeks undervalued stocks with            You seek to maximize total return from
VALUE FUND                  [GRAPHIC]            attractive dividends and a stimulus      securities which may have more poten-
                                                 for positive change                      tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.
+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.
++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.
(ss.) As of 6/2/97, this Fund was closed to new investors.
# While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.
|| High-yield securities carry higher risks and certain of the Fund's investments are speculative.
** Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.
+++ A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks a high level of current income     You are seeking to combine high
Government Fund              [GRAPHIC]           consistent with safety of principal      current income and safety of principal
                                                 primarily from U.S. government
                                                 securities.#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
High Yield                   the Fund]           An aggressive high-yield bond            You want to maximize current income
Corporate Bond Fund          [GRAPHIC]           fund that is actively managed for        and can accept the higher risk of
                                                 maximum current income||                 securities with high-yield potential++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks competitive total return from      You prefer the higher return potential
International Bond Fund      [GRAPHIC]           non-U.S. bonds with an emphasis on       of international bonds or want to add
                                                 risk control                             diversification to your domestic
                                                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            [GRAPHIC]           preservation of capital, and             competitive yields on cash you're plan-
                                                 liquidity, with free checkwriting**      ning to spend or invest in the near future

------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks current income and competi-        You seek an opportunity for potentially
Strategic Income Fund        [GRAPHIC]           tive overall return by investing in      higher income and overall return by
                                                 a diversified portfolio of domestic      investing in multiple bond market
                                                 and foreign debt securities++            sectors||
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating
                            risk/reward of
                            the Fund]            Seeks high current income exempt         You are a California resident and want to
California Tax Free Fund    [GRAPHIC]            from both federal and California         keep more of what you earn by invest-
                                                 income taxes consistent with             ing for income that's double tax free+++
                                                 preservation of capital+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks high current income exempt         You are a New York State or City resident
New York Tax Free Fund       [GRAPHIC]           from federal, New York State, and        and want to keep more of what you earn
                                                 New York City income taxes consis-       with income that's double or triple tax
                                                 tent with preservation of capital+++     free+++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating
                             risk/reward of
                             the Fund]           Seeks high current income                You are in a high federal income tax
Tax Free Bond Fund           [GRAPHIC]           exempt from regular federal income tax   bracket or want to pay less of your
                                                 with preservation of capital+++          investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

                     ===============
                         MAINSTAY
                     ===============-----------
                                  Value Fund
                               ----------------



                                                                   Annual Report

                                                               December 31, 1997






 [LOGO] MAINSTAY(R)
        FUNDS



                      OFFICERS & TRUSTEES*

            Donald K. Ross     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
    Richard M. Kernan, Jr.     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Frank A. Mistero     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                    Dechert Price & Rhoads
                       Legal Counsel


* As of January 26, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly      [LOGO]
owned subsidiary of New York Life Insurance Company.              NEW YORK LIFE


This report is provided for the information of shareholders of the MainStay Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1998. All rights reserved.

[GRAPHIC]                                                           MSAN16-02/98